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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
LA QUINTA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required — Pursuant to Rule 14a-6(j)(2)*
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
*
This proxy statement is included in a registration statement on Form S-4 filed by La Quinta Properties, Inc. on October 18, 2001 with the Securities and Exchange Commission. A filing fee in the amount of $182,596 was previously paid in connection with the filing of that registration statement.

LA QUINTA CORPORATION
LA QUINTA PROPERTIES, INC.
909 HIDDEN RIDGE, SUITE 600
IRVING, TEXAS 75038
  •  , 2001

Dear Fellow Stockholders:

    We are asking you to consider and vote upon important proposals which will permit La Quinta Corporation and La Quinta Properties, Inc. to restructure the existing organization of the two companies. As a result of various federal tax legislation adopted over the past several years, we are significantly limited in our ability to grow our lodging business in our current paired share structure. In addition, this tax legislation has limited the ability of La Quinta Properties to continue to qualify as a real estate investment trust given our current operating activities. As a result of these limitations, we are proposing to restructure the companies. Under the proposed restructuring, La Quinta Properties, which will continue to be a real estate investment trust for tax purposes, will become a subsidiary controlled by La Quinta Corporation. You will continue to own paired shares representing common stock of both companies after the proposed restructuring. In addition, the total value of your paired shares will not change but rather, after the restructuring, a greater proportion of the overall value of your paired shares will be represented by La Quinta Corporation common stock rather than by La Quinta Properties common stock. We believe that the restructuring is necessary in order for us to permit La Quinta Properties to continue to qualify as a REIT and to grow our lodging real estate assets and operations and our recently implemented franchising program. We believe that growing our lodging business and our franchising program will enhance long-term stockholder value. In addition, the proposed restructuring will permit us to continue the benefits of our REIT status, such as the ability to pay dividends directly to our stockholders on a tax advantaged basis commencing in 2005.

    To implement the restructuring, the companies entered into an agreement and plan of merger. If the merger agreement is adopted at the special meetings of stockholders and the restructuring is subsequently completed, you will receive in exchange for the portion of your currently outstanding paired share that represents La Quinta Properties common stock, the right to receive one share of a new Class B common stock of La Quinta Properties. Following the restructuring, the portion of your paired share that represents La Quinta Corporation common stock will remain outstanding, but will be paired and trade as a unit with the Class B common stock in the same way as your existing shares of La Quinta Properties common stock do. Your tax basis in your paired shares will not change as a result of the restructuring. In the merger, La Quinta Corporation, whose shares of common stock you will continue to own, will receive all of the shares of a new Class A common stock of La Quinta Properties. Although for various corporate and tax reasons, we have structured the reorganization as a merger, for all practical purposes, you will simply be exchanging your La Quinta Properties common stock for the new Class B common stock while retaining your existing La Quinta Corporation common stock.

    Subject to certain limitations, holders of the new Class B common stock will be entitled to receive an annual dividend of $.10 per share from La Quinta Properties commencing in 2005. Generally, as a holder of Class B common stock, you will not be entitled to vote on matters affecting La Quinta Properties as La Quinta Corporation will receive all of the Class A voting common stock immediately following the restructuring. You will, however, have indirect voting control over La Quinta Properties after the restructuring because you will continue to own shares of common stock of La Quinta Corporation that are entitled to vote on matters affecting La Quinta Corporation. Therefore, you will be able to elect the directors of La Quinta Corporation, who will be the persons that exercise La Quinta Corporation's voting control of La Quinta Properties. No third-party will receive any La Quinta Properties Class A common stock in the restructuring and therefore no third parties will have any direct voting control over La Quinta Properties.

    At the special meetings, stockholders of the companies also will be asked to approve one new stock option and incentive plan that will replace, on a going forward basis, each of the companies' existing equity incentive plans as well as a new employee stock purchase plan.

    The Board of Directors of each company believes that the proposed restructuring is in the best interests of its stockholders and recommends that you vote "FOR" all the proposals to be considered at the special meetings. The proposals are described in detail in the joint proxy statement and prospectus accompanying this letter, which we urge you to read it its entirety, including the section entitled "Risk Factors" beginning on page 25, before voting.

    The special meetings of stockholders will be held on  •  , 2002. To assure that your vote on these proposals is counted, please complete, sign, date and return the enclosed proxy cards promptly. If you have any additional procedural questions or need assistance with the completion of your proxy cards, please call D.F. King & Co., Inc., our proxy solicitation firm, toll-free at (800) 628-8509.

    Thank you for your prompt attention to this important matter.

                      Sincerely,
                      Francis W. (Butch) Cash
                       CEO and President
                      La Quinta Properties, Inc.
                      La Quinta Corporation

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the restructuring, the merger or the shares of Class B common stock to be issued in the restructuring, or determined if this document is accurate, complete or adequate. Any representation to the contrary is unlawful.

    This joint proxy statement and prospectus is dated  •  , 2001 and was first mailed to stockholders of La Quinta Properties, Inc. and La Quinta Corporation on or about  •  , 2001.

LA QUINTA PROPERTIES, INC.
909 Hidden Ridge, Suite 600
Irving, Texas 75038
(214) 492-6600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON  •  , 2002

To the Stockholders of La Quinta Properties, Inc.:

    A special meeting of the stockholders of La Quinta Properties, Inc. will be held on  •  , 2002, at   •   a.m., local time, at  •  , for the following purposes:

  1.
  To consider and vote upon a proposal to adopt the agreement and plan of merger among La Quinta Corporation, LQP Acquisition Corp., a newly formed, wholly owned subsidiary of La Quinta Corporation, and La Quinta Properties, Inc., which will implement the restructuring with the result that, among other things:

  •
  LQP Acquisition Corp. will merge with and into La Quinta Properties, Inc. with La Quinta Properties, Inc. continuing as the surviving corporation and as a subsidiary controlled by La Quinta Corporation;

  •
  pursuant to the merger agreement, La Quinta Properties, Inc.'s current amended and restated certificate of incorporation will be amended and restated to, among other things, create new classes of common stock, designated as Class A common stock and Class B common stock and to provide for the pairing of the Class B common stock with La Quinta Corporation common stock;

  •
  a share of the new Class B common stock will be issued to each current holder of a paired share in exchange for that portion of a currently outstanding paired share that represents a share of common stock of La Quinta Properties, Inc.; and

  •
  shares of common stock of LQP Acquisition Corp. held by La Quinta Corporation at the effective time of the merger will be exchanged for Class A common stock of La Quinta Properties, Inc.

  2.
  To consider and vote upon a proposal to approve the La Quinta Corporation 2002 Stock Option and Incentive Plan, including the authorization of the issuance of shares of Class B common stock of La Quinta Properties, Inc. in connection with grants made under the plan.

  3.
  To consider and vote upon a proposal to approve the La Quinta Corporation Employee Stock Purchase Plan including the authorization of the issuance of shares of Class B common stock of La Quinta Properties, Inc. in connection with the purchase of paired shares under the plan.

  4.
  To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting including, without limitation, potential adjournments or postponements of the special meeting for the purpose of soliciting additional proxies in order to approve the proposals set forth above.

    Holders of record of La Quinta Properties, Inc. common stock at the close of business on  •  , 2001 are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. A list of those stockholders will be available for examination by any La Quinta Properties, Inc. stockholder at the offices of La Quinta Properties, Inc. at least ten days prior to the special meeting for purposes germane to the special meeting.

    After careful consideration, your Board of Directors has unanimously approved each of the proposals and recommends that you vote "FOR" each of them.

    Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Therefore, after reading the accompanying joint proxy statement and prospectus, please complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid return envelope. Only one joint proxy statement and prospectus is being delivered to stockholders of record sharing an address unless we have received contrary instructions from you. If you share an address with another stockholder and would like to receive a separate copy of this and future joint proxy statements and prospectuses, or if you receive multiple copies of joint proxy statements and prospectuses and would like to receive only one, you may so request by calling D.F. King & Co., Inc., our proxy solicitation firm, toll-free at (800) 628-8509. If you attend the special meeting, you may vote in person, which will revoke a signed proxy if you have already sent one in. You also may revoke your proxy at any time before the special meeting by filing a written revocation with the secretary of La Quinta Properties, Inc.

    Please do not send any stock certificates at this time. If the restructuring is completed, you will be sent instructions regarding the surrender of your existing stock certificates and the delivery of your new stock certificates.

By order of the Board of Directors Gilbert G. Menna Acting Secretary
•, 2001 Irving, Texas

LA QUINTA CORPORATION
909 Hidden Ridge, Suite 600
Irving, Texas 75038
(214) 492-6600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON  •  , 2002

To the Stockholders of La Quinta Corporation:

    A special meeting of the stockholders of La Quinta Corporation will be held on  •  , 2002, at   •   a.m., local time, at  •  , for the following purposes:

  1.
  To consider and vote upon a proposal to adopt the agreement and plan of merger among La Quinta Corporation, LQP Acquisition Corp., a newly formed, wholly owned subsidiary of La Quinta Corporation, and La Quinta Properties, Inc., which will implement the restructuring with the result that, among other things:

  •
  LQP Acquisition Corp. will merge with and into La Quinta Properties, Inc. with La Quinta Properties, Inc. continuing as the surviving corporation and as a subsidiary controlled by La Quinta Corporation;

  •
  pursuant to the merger agreement, La Quinta Properties, Inc.'s current amended and restated certificate of incorporation will be amended and restated to, among other things, create new classes of common stock, designated as Class A common stock and Class B common stock and to provide for the pairing of the Class B common stock with La Quinta Corporation common stock;

  •
  a share of the new Class B common stock will be issued to each current holder of a paired share in exchange for that portion of a currently outstanding paired share that represents a share of common stock of La Quinta Properties, Inc.; and

  •
  shares of common stock of LQP Acquisition Corp. held by La Quinta Corporation at the effective time of the merger will be exchanged for Class A common stock of La Quinta Properties, Inc.

  2.
  To consider and vote upon a proposal to amend and restate La Quinta Corporation's current amended and restated certificate of incorporation to, among other things, provide for the pairing of the common stock of La Quinta Corporation with the new Class B common stock of La Quinta Properties, Inc.

  3.
  To consider and vote upon a proposal to approve the La Quinta Corporation 2002 Stock Option and Incentive Plan.

  4.
  To consider and vote upon a proposal to approve the La Quinta Corporation Employee Stock Purchase Plan.

  5.
  To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting including, without limitation, potential adjournments or postponements of the special meeting for the purpose of soliciting additional proxies in order to approve the proposals set forth above.

    Holders of record of La Quinta Corporation common stock at the close of business on  •  , 2001 are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. A list of those stockholders will be available for examination by any La Quinta Corporation stockholder at the offices of La Quinta Corporation at least ten days prior to the special meeting for purposes germane to the special meeting.

    After careful consideration, your Board of Directors has unanimously approved each of the proposals and recommends that you vote "FOR" each of them.

    Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Therefore, after reading the accompanying joint proxy statement and prospectus, please complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid return envelope. Only one joint proxy statement and prospectus is being delivered to stockholders of record sharing an address unless we have received contrary instructions from you. If you share an address with another stockholder and would like to receive a separate copy of this and future joint proxy statements and prospectuses, or if you receive multiple copies of joint proxy statements and prospectuses and would like to receive only one, you may so request by calling D.F. King & Co., Inc., our proxy solicitation firm, toll-free at (800) 628-8509. If you attend the special meeting, you may vote in person, which will revoke a signed proxy if you have already sent one in. You also may revoke your proxy at any time before the special meeting by filing a written revocation with the secretary of La Quinta Corporation.

    Please do not send any stock certificates at this time. If the restructuring is completed, you will be sent instructions regarding the surrender of your existing stock certificates and the delivery of your new stock certificates.

By order of the Board of Directors Gilbert G. Menna Acting Secretary
•, 2001 Irving, Texas

ADDITIONAL INFORMATION

    This joint proxy statement and prospectus incorporates important business and financial information about La Quinta Properties, Inc. and La Quinta Corporation from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain these documents by requesting them in writing or by telephone at the following address and telephone number:

The La Quinta Companies
Attn: Investor Relations
909 Hidden Ridge, Suite 600
Irving, TX 75038
(877) 777-6560

    If you would like to request documents, you must do so by  •  , 2001 in order to receive them before the special meetings.

    For additional information regarding where you can find information about La Quinta Properties, Inc. and La Quinta Corporation, please see the section entitled "Where You Can Find Additional Information" beginning on page 135 of this document.

i

PROPOSAL [2] FOR LQ CORPORATION STOCKHOLDERS ONLY: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LQ CORPORATION CERTIFICATE OF INCORPORATION	89
Proposal	89
Vote Required for Approval	89
Recommendation	89
PROPOSAL [2] FOR LQ PROPERTIES STOCKHOLDERS AND PROPOSAL [3] FOR LQ CORPORATION STOCKHOLDERS: APPROVAL OF THE LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN	89
Proposal	89
1995 Equity Award Plans	90
Existing Awards Outstanding under the 1995 Equity Award Plans	91
Elimination of Certain Provisions Contained in the 1995 Equity Award Plans	91
Summary of the 2002 Stock Option and Incentive Plan	91
New Stock Option Plan Benefits	94
Tax Aspects Under the U.S. Internal Revenue Code	94
Interests of Certain Persons in the Transactions	95
Vote Required for Approval	95
Recommendation	96
PROPOSAL [3] FOR LQ PROPERTIES STOCKHOLDERS AND PROPOSAL [4] FOR LQ CORPORATION STOCKHOLDERS: APPROVAL OF THE LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN	96
Proposal	96
Summary of the Employee Stock Purchase Plan	96
Income Tax Considerations	97
Vote Required For Approval	97
Recommendation	97
MANAGEMENT OF LA QUINTA FOLLOWING THE RESTRUCTURING	98
Directors and Executive Officers	98
Executive Compensation	101
Employment Arrangements with Executive Officers	112
Compensation Committee Interlocks and Insider Participation	116
Security Ownership of Certain Beneficial Owners and Management	117
DESCRIPTION OF LQ PROPERTIES CAPITAL STOCK	119
Authorized Capital	119
Class B Common Stock	120
Class A Common Stock	122
Series A Preferred Stock	123
Series B Preferred Stock	126
LQ Properties Undesignated Preferred Stock	129
DESCRIPTION OF LQ CORPORATION CAPITAL STOCK	130
Authorized Capital	130
Common Stock	130
COMPARISON OF RIGHTS OF HOLDERS OF LQ PROPERTIES COMMON STOCK AND HOLDERS OF LQ PROPERTIES CLASS B COMMON STOCK	132
Dividends	132
Liquidation Preference	133
Voting Rights	133
Redemption Rights	133
PROPOSALS FOR THE NEXT ANNUAL MEETINGS	134
LQ Corporation	134
LQ Properties	134
LEGAL MATTERS	134
EXPERTS	134
WHERE YOU CAN FIND ADDITIONAL INFORMATION	135
INFORMATION INCORPORATED BY REFERENCE	135
ANNEX A AGREEMENT AND PLAN OF MERGER	A-1
ANNEX B LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN	B-1
ANNEX C LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN	C-1
ANNEX D LA QUINTA CORPORATION AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	D-1

ii

QUESTIONS AND ANSWERS ABOUT THE RESTRUCTURING

Q:
What is proposed?

A:
The Boards of Directors of La Quinta Corporation, or LQ Corporation, and La Quinta Properties, Inc., or LQ Properties, jointly propose a restructuring of the two companies which, if approved, would result in LQ Properties (a real estate investment trust) becoming a subsidiary controlled by LQ Corporation (a taxable corporation). Together, the companies are referred to as La Quinta.

  La Quinta's common stock is currently "paired," meaning that the shares of LQ Corporation common stock and LQ Properties common stock are paired and trade together as a single unit on the New York Stock Exchange. We refer to the single units as paired shares. La Quinta is currently a "paired share REIT" which means that it consists of a real estate investment trust whose shares of common stock are paired and trade together with the common stock of a separate taxable corporation.

Q:
Why are we proposing the restructuring?

A:
We are proposing the restructuring for two primary reasons.

  Impact of Tax Legislation Limits Our Ability to Grow Our Lodging Business.  When we acquired our current paired share REIT structure in 1997, it provided us with important tax advantages over traditional REITs and taxable corporations. We were permitted to own real estate through the REIT and lease it to the taxable corporation whose shares were paired with the REIT's shares.

  Ordinarily, unless previously "grandfathered" (like La Quinta), paired shared REITs are subject to the "stapled entity" provisions of the Internal Revenue Code that treat two entities, whose shares are paired, as one entity for purposes of determining whether either company qualifies as a REIT. If that test were historically applied to us, LQ Corporation's operation of the real estate owned by LQ Properties would have caused LQ Properties to no longer comply with rules applicable to REITs. However, La Quinta is currently a "grandfathered paired share REIT." As a result, it is not subject to the stapled entity provisions which would have adversely impacted LQ Properties' REIT status.

  Federal tax legislation, including legislation enacted in July 1998, has eliminated this grandfathering for most interests in real property acquired after March 26, 1998. In general, with respect to interests in real property acquired after March 26, 1998, this legislation treats a grandfathered paired share REIT (like La Quinta) as a stapled entity for REIT qualification purposes. This means that if La Quinta retains its status as a grandfathered paired share REIT it will be treated as a stapled entity. This treatment would result in the income of LQ Corporation attributable to most interests in real property acquired after March 26, 1998 being considered income of LQ Properties and would likely prevent LQ Properties from continuing to qualify as a REIT. Accordingly, unless we restructure our operations, the restrictions imposed by this legislation would significantly hinder our objective to improve, expand and diversify our lodging real estate assets and our lodging business as a whole.

  After completion of the proposed restructuring, although each share of Class B common stock of LQ Properties would be paired and trade as a unit with a share of LQ Corporation common stock, La Quinta would no longer be subject to the "stapled entity" provisions of the Internal Revenue Code because less than 50 percent (by value) of the shares of capital stock of LQ Properties would trade together with the LQ Corporation shares. In other words, the Class B common stock would represent less than 50 percent of the value of all shares of capital stock of LQ Properties because most of the value of LQ Properties common stock will then be owned on an unpaired basis by LQ Corporation. Since La Quinta would no longer be subject to the stapled entity provisions of the Internal Revenue Code, LQ Corporation and LQ Properties would not be treated as one entity for purposes of determining whether LQ Properties qualifies as a REIT. In addition, La Quinta would no longer qualify as a grandfathered paired share REIT. Therefore, since the 1998 legislation affects only grandfathered paired share REITs, La Quinta would no longer be limited by this legislation after the restructuring.

  Inability of LQ Properties to Continue to Qualify as a REIT.  In order to qualify as a REIT, LQ Properties must, among other things, derive at least 95% of its gross income from certain sources. We commonly refer to income derived from these qualifying sources as "good" income and income from nonqualifying sources as "bad" income. One of the effects of our recent sales of healthcare assets has been a decrease in "good" income. At the same time, "bad" income has increased due to the royalties generated by licensing the La Quinta® brand. As a result of these changes in good and bad income, the Boards of Directors of La Quinta believe that, even without future growth, LQ Properties will not continue to qualify as a REIT beyond the near term unless we take actions, such as curtailing the additional sale of healthcare assets, to prevent disqualification. As we continue to implement our business strategy of selling additional healthcare assets while generating increasing royalties through the expansion of our franchising program, our ability to qualify as a REIT will become increasingly difficult.

  Additional Benefits.  The Boards believe that the proposed restructuring will benefit stockholders by utilizing a paired share structure that continues to align your ownership interests in LQ Corporation and LQ Properties, and allows you to continue to participate in both the ownership and operational aspects of the lodging business. In addition, we expect that the restructuring will allow LQ Properties to maintain its status as a REIT, thus allowing us to pay dividends in the future directly to our stockholders on a tax-advantaged basis. Finally, in connection with the restructuring, an indirect interest in the intellectual property rights associated with the La Quinta® brand could be acquired by LQ Corporation in exchange for LQ Corporation common stock in a tax-free transaction thereby reducing the "bad" income received by LQ Properties from royalties.

  In summary, we believe that the significant limitations imposed by federal tax legislation and the increasing difficulty in maintaining LQ Properties' status as a REIT, coupled with the benefits expected to be obtained by consummating the restructuring proposals, will allow La Quinta to improve, expand and diversify our lodging business, including our franchising program. The Boards considered the effects of maintaining the current paired share structure, but concluded that in order to maintain LQ Properties' qualification as a REIT beyond the near term and to address the limitations on growth imposed by the federal tax legislation enacted in the past several years, the maintenance of the current paired share structure was not in the best interests of La Quinta and its stockholders.

  To review the background of and the reasons for the restructuring in greater detail, and the related risks associated with the restructuring, see pages 45 through 51 and pages 25 and 27.

Q:
What will I receive in the proposed restructuring?

A:
In exchange for a portion of your currently outstanding share of LQ Properties common stock, you will receive one share of the new LQ Properties Class B common stock. You will retain ownership of your shares of LQ Corporation common stock, which, following the restructuring, will be paired with the new LQ Properties Class B common stock to comprise a new paired share. As part of the restructuring, LQ Corporation will receive all of the new Class A voting common stock of LQ Properties.

Q:
Will I receive any dividends on the Class B common stock?

A:
If the restructuring is completed, as a holder of Class B common stock you will not receive dividends prior to 2005. Commencing in calendar year 2005, you may receive a dividend on the Class B common stock of up to $.10 per share per annum, payable on a quarterly basis. However, LQ Properties is not required to declare and pay these dividends. Instead, these dividends represent a dividend which must, commencing in 2005, be paid on a quarterly basis in preference to, or prior to, the payment of any dividends on the Class A common stock in that quarter. In addition, the Class B common stock dividends are subject to certain limitations as described on page 120.

  Following the restructuring and prior to 2005, the Board of Directors of LQ Properties expects that if it pays dividends, including dividends required to maintain REIT status, these dividends will be paid to LQ Corporation, the sole holder of the Class A common stock immediately after the restructuring. The Boards believe that La Quinta is best served over the next several years, by having the ability to initially pay dividends on the Class A common stock rather than the Class B common stock because it provides La Quinta the flexibility to retain capital for other corporate uses such as maximization of LQ Corporation's net operating loss carryforwards, debt repayment or future disciplined lodging investments. Thereafter, by maintaining the REIT structure, we retain the future ability to pay a tax efficient dividend to the Class B common stockholders.

Q:
What are the other terms of the Class B common stock?

A:
Generally, the Class B common stock will not have voting rights. The Class B common stock will only vote upon matters that adversely affect the rights of holders of Class B common stock disproportionately to the effect on holders of Class A common stock. The direct voting control of LQ Properties will vest in the Class A common stock all of which will be issued to LQ Corporation in the restructuring. You will continue to hold all of the common stock of LQ Corporation that you currently hold (except for shares owned by other La Quinta entities) after the restructuring. The restructuring will not affect the voting rights of your LQ Corporation common stock.

  In addition, the Class A and Class B common stock will have preferences upon liquidation of LQ Properties and the Class B common stock will, in certain limited circumstances, be redeemable for nominal consideration by LQ Properties. To review the terms of the Class A and Class B common stock in greater detail, see pages 122 and 120.

Q:
Will La Quinta's common stockholders lose voting control of La Quinta as a result of the restructuring?

A:
No. Presently you own common stock and have voting rights in both LQ Corporation and LQ Properties. After the restructuring, you will continue to own LQ Corporation and continue to have voting rights on LQ Corporation. Voting rights for LQ Properties will rest in the LQ Properties Class A shares, which will be owned entirely by LQ Corporation, which, in turn, you will continue to own. No third-party will receive any LQ Properties Class A common stock in the restructuring and there will not be any concentration of voting power in any person or entity except LQ Corporation, whose common stock, and voting power, you will retain.

Q:
Why is LQ Properties issuing shares of Class B common stock to trade together with the shares of LQ Corporation common stock?

A:
By owning new paired shares consisting of Class B common stock and LQ Corporation common stock, you will continue to have a direct equity interest in LQ Properties after the restructuring, in addition to your ownership of LQ Corporation common stock, which will control LQ Properties. Although the nature and value of your investment in LQ Properties will change, your continued ownership of both companies through a paired share structure allows your percentage interest in the aggregate value of the companies to remain unchanged, except that a substantial portion of the value of your new paired shares will now be represented by your shares of LQ Corporation.

Q:
Who can vote on the restructuring? What vote is required to approve the restructuring?

A:
Holders of LQ Corporation common stock at the close of business on •, 2001 can vote at the LQ Corporation special meeting. Holders of LQ Properties common stock at the close of business on •, 2001 can vote at the LQ Properties special meeting. The restructuring must be approved by both:

  •
  the holders of a majority of the outstanding shares of LQ Corporation common stock entitled to vote, and

  •
  the holders of a majority of the outstanding shares of LQ Properties common stock entitled to vote.

  In addition, the holder of LQ Properties Series B preferred stock also is entitled to vote, together as a single class, with the holders of LQ Properties common stock.

  Although the shares of common stock of the companies are paired, each company is a separate corporate entity and therefore it is important that you vote in your capacity both as a stockholder of LQ Corporation and LQ Properties by promptly returning both proxy cards.

Q:
Am I being asked to vote on anything other than the restructuring?

A:
Yes. Stockholders of both LQ Corporation and LQ Properties also will also be asked to:

  •
  approve the La Quinta Corporation 2002 Stock Option and Incentive Plan which will replace, on a going forward basis, each of the companies existing stock option and incentive plans; and

  •
  approve the La Quinta Corporation Employee Stock Purchase Plan.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker will provide you with directions on voting your shares and you should instruct your broker to vote your shares according to those instructions. Your broker will not vote your shares unless the broker receives appropriate instructions from you.

Q:
What do I need to do now?

A:
You should carefully read and consider the information contained in this joint proxy statement and prospectus including its annexes. It contains important information about what the Boards of Directors of La Quinta considered in evaluating the restructuring.

  You should then complete and sign both of your proxy cards and return them in the enclosed envelopes as soon as possible so that your shares will be represented at the special meetings.

Q:
Can I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the applicable special meeting. You can do this in one of three ways.

  First, you can send a written notice stating that you revoke your proxy to the applicable address listed below.

  Second, you can complete and submit a new proxy card, dated a later date than the first proxy card and send it to LQ Corporation or LQ Properties, as appropriate. The new proxy card will automatically replace any earlier proxy card that you returned.

  Third, you can attend the appropriate special meeting and vote in person. Your attendance at the special meeting will not, however, by itself revoke your proxy.

  You should send any notice of revocation of your completed proxy card to LQ Corporation or LQ Properties at the following address:

    909 Hidden Ridge, Suite 600
    Irving, Texas 75038
    Attention: Secretary

Q:
Should I send in my stock certificates now?

A:
No. After the restructuring is completed, we will send you instructions for exchanging your stock certificates that currently represent your existing paired shares for new stock certificates representing your new paired shares.

Q:
When do you expect the restructuring to be completed?

A:
In order to complete the restructuring, the holders of LQ Properties common stock and the holders of LQ Corporation common stock must adopt the merger agreement at their respective special meetings and the holders of LQ Corporation common stock must adopt the amendment to its current certificate of incorporation. In the event any of these proposals is not approved, the restructuring will not be completed.

  We plan to complete the restructuring as soon as possible after the special meetings, subject to the satisfaction or waiver of the other conditions to the restructuring.

Q:
What will the tax consequences of the restructuring be to holders of paired shares?

A:
The exchange of shares of LQ Properties common stock for shares of LQ Properties Class B common stock would be tax-free for federal income tax purposes, and holders of paired shares would not recognize any gain or loss as a result of the restructuring. To review the federal income tax consequences in greater detail, see pages 76 to 88.

Q:
Where will my new paired shares be traded?

A:
La Quinta will apply to list the new paired shares consisting of LQ Corporation common stock and LQ Properties Class B common stock on the New York Stock Exchange. We expect that the new paired shares will trade under our current symbol "LQI." The LQ Properties Class A common stock will be owned entirely by LQ Corporation and will not trade publicly on the New York Stock Exchange.

Q:
What risks are associated with the restructuring?

A:
You should consider, in addition to all of the other information in this joint proxy statement and prospectus, the specific factors discussed in the section entitled "Risk Factors" beginning on page 25. These risks include the lack of a dividend on the Class B common stock through December 31, 2004, as well as LQ Properties' ability, subject to certain limitations, to redeem the Class B common stock for nominal value at any time, including prior to 2005, when the Class B common stock will begin to have a dividend preference in relation to the Class A common stock. You will only have indirect voting control over LQ Properties through your concurrent ownership of LQ Corporation common stock. In addition, Class A common stock will be entitled, subject to LQ Properties' Series A preferred stock and Series B preferred stock, to a liquidation preference.

Q:
Whom should I call with questions?

A:
If you would like additional copies of this joint proxy statement and prospectus, or new proxy cards, or if you have procedural questions or need assistance with the completion of your proxy cards, you should contact D.F. King & Co., Inc., our proxy solicitation firm, toll-free at (800) 628-8509.

  For question about any of the proposals or the restructuring, you can call La Quinta's investor relations departments toll-free at (877) 777-6560.

SUMMARY

    The following is a summary of the information contained in this joint proxy statement and prospectus. This summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents referred to for a more complete understanding of the restructuring and the related transactions. In particular, you should read the annexes attached to this document, including the merger agreement, which is attached to this document as Annex A. In addition, LQ Corporation and LQ Properties incorporate by reference into this document important business and financial information. You may obtain the information incorporated by reference into this document without charge by following the instructions in the section entitled "Where You Can Find Additional Information" beginning on page 135.

The Companies (See page 44)

La Quinta Corporation
La Quinta Properties, Inc.
909 Hidden Ridge, Suite 600
Irving, Texas 75038
(214) 492-6600
http://www.laquinta.com

The companies, or La Quinta, consist of two separate companies, La Quinta Corporation, referred to as LQ Corporation, and La Quinta Properties, Inc., referred to as LQ Properties. Prior to June 20, 2001, La Quinta was known as The Meditrust Companies and LQ Corporation and LQ Properties were named Meditrust Operating Company and Meditrust Corporation, respectively. LQ Properties is a real estate investment trust, or REIT, and LQ Corporation is a taxable corporation. LQ Corporation and LQ Properties were each incorporated in the State of Delaware in 1979 and are both headquartered in Irving, Texas.

La Quinta's primary focus is the lodging business. La Quinta conducts the majority of its businesses and makes its investments through one principal business unit which owns and operates its lodging real estate assets. This business unit owns and operates 293 mid-priced lodging facilities, and franchises La Quinta® branded lodging facilities to independent owners/operators of lodging properties. La Quinta's lodging related real estate assets are owned by LQ Properties or its subsidiaries and operated by LQ Corporation through its subsidiary, La Quinta Inns, Inc. La Quinta also has healthcare related real estate financing investments. This business is conducted solely through LQ Properties and had interests in 109 healthcare related facilities as of June 30, 2001. As previously announced pursuant to our five point plan of reorganization, we intend to continue to focus on selling healthcare assets. Since the announcement of this plan in January 2000, we have received gross proceeds of approximately $1.6 billion from the sale of certain healthcare assets and have used the proceeds to substantially reduce our debt.

The shares of common stock of LQ Corporation and LQ Properties are currently paired and trade together as a single unit on the New York Stock Exchange under the symbol "LQI" pursuant to pairing arrangements contained in each companies respective certificate of incorporation. We refer to these attached shares of common stock as "paired shares."

The Restructuring (See page 45)

In the restructuring, LQP Acquisition Corp., a newly organized, wholly owned subsidiary of LQ Corporation will merge with and into LQ Properties with the result that, among other things:

  •
  the separate existence of LQP Acquisition Corp. will cease and LQ Properties will continue as the surviving entity and will continue as a REIT;

  •
  each outstanding share of common stock of LQ Properties held by you will be converted into one share of Class B common stock of LQ Properties; and

  •
  each outstanding share of common stock of LQP Acquisition Corp. (all of which will be owned by LQ Corporation) will be converted into one share of Class A common stock of LQ Properties.

As a result of the merger, LQ Properties will become a subsidiary controlled by LQ Corporation. Each share of Class B common stock will be paired and will trade as a single unit with the common stock of LQ Corporation that had previously been paired with the common stock of LQ Properties. The outstanding common stock of LQ Corporation will be unaffected by the restructuring. Thus, after the restructuring, the current holders of LQ Properties common stock, who immediately prior to the effective time of the merger own a direct equity interest in LQ Properties, will continue to own a direct equity interest in LQ Properties, as well as a direct equity interest in LQ Corporation. In addition, LQ Corporation will receive all of the shares of LQ Properties Class A voting common stock in the restructuring.

The terms of the Class A common stock and Class B common stock are as follows:

  •
  Dividends. No dividends will be paid on the Class B common stock prior to 2005. Until 2005, dividends may be paid on the Class A common stock, including dividends necessary to maintain LQ Properties' REIT status. Immediately after the restructuring, LQ Corporation will hold all of the shares of Class A common stock. Commencing in 2005, the holders of Class B common stock may receive, on a quarterly basis, a dividend of $.10 per share per annum although this dividend payment is not mandatory. The quarterly payment of the dividend on the Class B common stock will, however, have a preference in relation to the Class A common stock which means that, commencing in 2005, no dividends may be paid on the Class A common stock in a calendar quarter unless and until the dividend on the Class B common stock has been declared and paid for that quarter.

  •
  Voting Rights. The Class B common stock will not generally be entitled to vote. LQ Corporation, the common stock which you will continue to hold, will receive all of the shares of Class A common stock in the restructuring. Class A common stock will be entitled to one vote per share upon all matters submitted to a vote of holders of shares of common stock of LQ Properties.

  •
  Other Matters. The Class A and Class B common stock also will have preferences upon liquidation of LQ Properties and the Class B common stock will, in certain circumstances, be redeemable by LQ Properties.

Our Reasons for the Restructuring; Potential Benefits (See page 49)

We believe that the restructuring will alleviate the adverse effects of federal tax legislation adopted after we acquired the paired share structure that places restrictions on our activities. The restrictions placed on "grandfathered paired share REITs" like La Quinta, as a practical matter, prevent LQ Corporation from operating lodging facilities acquired in the future by either LQ Corporation or LQ Properties. We believe those restrictions would, over time, significantly and adversely affect our competitive position. We also believe that, given our current focus on growing our lodging real estate assets and operations and growing our franchising program, LQ Properties will not be able to maintain its status as a REIT beyond the near term without taking actions that would impede the focus on growing our lodging business, such as limiting additional sales of healthcare assets and curtailing the growth of our franchising program. However, the maintenance of LQ Properties as a REIT permits the companies to continue to enjoy some of the tax benefits accorded to REITs. We also considered the additional benefit that, in connection with the restructuring, a portion of the intellectual property rights associated with the La Quinta® brand could be transferred from LQ Properties to LQ Corporation in exchange for LQ Corporation common stock. This transaction should be tax-free and would result in a reduction in LQ Properties' "bad" income. For a more detailed discussion of the reasons and background of the restructuring, see pages 45 through 51. See page 59 for a more detailed discussion of the brand transfer.

Potential Detriments of the Restructuring (See page 51)

In making our determination to approve the restructuring, we also considered the differences in the rights of the Class A common stockholders and Class B common stockholders, including the lack of a dividend on the Class B common stock until, at the earliest, 2005 and the cap on any dividend that may be paid on Class B common stock in the future. Additionally, we estimate that if the restructuring had occurred at June 30, 2001, La Quinta would have taken a one-time charge of approximately $401 million, including recognition of a deferred tax liability as required by Statement of Financial Accounting Standards (SFAS) No. 109 amounting to $227.4 million, a write-off of intangibles of approximately $171.4 million and other estimated transaction costs of approximately $2.5 million. For a more detailed discussion of the risks associated with the restructuring, see pages 25 through 35.

Our Recommendations (See page 39)

The Boards of Directors believe that the restructuring, including the adoption of the merger agreement and the related transactions, are in your best interest and unanimously recommend that you vote "FOR" all of the proposals described in this joint proxy statement and prospectus.

Matters to be Voted on at the Special Meetings (See page 38)

The restructuring cannot be completed unless the stockholders of LQ Corporation and LQ Properties approve the following proposals at the special meeting:

  •
  LQ Corporation and LQ Properties stockholders must adopt the merger agreement pursuant to which, among other things, a subsidiary of LQ Corporation will merge with and into LQ Properties and the current certificate of incorporation of LQ Properties will be amended to provide, among other things, for the trading of each share of Class B common stock of LQ Properties only as a unit with a paired share of common stock of LQ Corporation; and

  •
  LQ Corporation stockholders must approve an amendment to LQ Corporation's current amended and restated certificate of incorporation to provide, among other things, for the trading of each share of common stock of LQ Corporation only as a unit with a paired share of Class B common stock of LQ Properties.

Stockholders of both LQ Corporation and LQ Properties also will be asked to approve the La Quinta Corporation 2002 Stock Option and Incentive Plan and the La Quinta Corporation Employee Stock Purchase Plan and, in the case of LQ Properties, the related future issuances of Class B common stock in connection with grants made under the plans.

Regulatory Approvals Required to Complete the Restructuring (See page 52)

Before we can complete the restructuring, we must make certain filings and take other actions necessary to obtain the approvals of, or provide information to, certain U.S. regulatory authorities in connection with the restructuring, including U.S. competition authorities. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, for the restructuring will expire on •, 2001 unless the Department of Justice or the Federal Trade Commission issues a request for additional information or other documentary materials.

Material United States Federal Income Tax Consequences of the Restructuring (See page 76)

Stockholders of LQ Properties will be treated for federal income tax purposes as if they had exchanged a portion of their shares of LQ Properties common stock for shares of Class B common stock in a transaction qualifying as a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code, and as if they contributed the remaining portion of their shares of LQ Properties common stock to LQ Corporation in a transaction qualifying under section 351(a) of the Internal Revenue Code.

Therefore, holders of LQ Properties common stock will not recognize any gain or loss as a result of the restructuring described in this joint proxy statement and prospectus.

This summary does not purport to deal with all aspects of taxation that may be relevant to La Quinta or its stockholders. For a more detailed description of the tax consequences of the restructuring, please see pages 76 to 88.

Accounting Treatment of the Restructuring (See page 51)

The restructuring will be accounted for as a reorganization of two companies under common control. There will be no revaluation of the assets and liabilities of the combining companies. If the restructuring had occurred at June 30, 2001, La Quinta would have taken a one-time charge of approximately $401 million, primarily related to a deferred tax liability as required by SFAS No. 109 of approximately $227.4 million and the write-off of intangibles of approximately $171.4 million as a result of the reorganization.

After the restructuring, La Quinta's financial statements will be presented on a consolidated basis representing the operations of LQ Corporation and its subsidiaries, including LQ Properties. It is anticipated that separate financial statements of LQ Properties will continue to be presented and filed in La Quinta's annual and quarterly reports to the Securities and Exchange Commission, or SEC.

Recent Developments (See page 37)

The companies have recently approved a share repurchase plan. Under this share repurchase plan, the companies may from time to time repurchase paired shares. As of the date of this joint proxy statement and prospectus, the companies have not repurchased any paired shares. In the event paired shares are repurchased prior to the completion of the restructuring, LQ Properties will repurchase the entire paired share and will transfer the LQ Corporation portion of the paired share to LQ Corporation or a subsidiary of LQ Corporation. For a discussion of the terms and limitations of the share repurchase plan, please see "Recent Developments" on page 37.

Listing of New Paired Shares (See page 52)

We will apply for the new paired shares to be listed on the New York Stock Exchange. We expect these new paired shares will trade together under our current symbol "LQI."

SELECTED UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL DATA

    The following tables set forth unaudited pro forma condensed combined financial data for LQ Corporation and LQ Properties as a consolidated entity, giving effect to the restructuring as if it had occurred on the dates indicated and after giving effect to the pro forma adjustments. The unaudited pro forma condensed combined operating data are presented as if the restructuring and sale of assets to Care Realty, L.L.C. had been completed on January 1, 2000 for the year ended December 31, 2000 and January 1, 2001 for the six months ended June 30, 2001. The unaudited pro forma condensed balance sheet data at June 30, 2001 is presented as if the restructuring had occurred on June 30, 2001. In the opinion of management of La Quinta, all adjustments necessary to reflect the effects of these transactions have been made. The restructuring will be accounted for as a reorganization of two companies under common control.

    The unaudited pro forma condensed combined financial data should be read together with the respective historical audited separate and combined financial statements and financial statement notes for La Quinta incorporated by reference into this joint proxy statement and prospectus. See "Where You Can Find Additional Information" beginning on page 135. The unaudited pro forma condensed combined financial data are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of operations of La Quinta would have been for the periods presented, nor do these data purport to represent the results of future periods. See "La Quinta Corporation and La Quinta Properties, Inc., Pro Forma Combined Financial Data" beginning on page 62.

La Quinta Corporation and La Quinta Properties

	Pro Forma (Unaudited)
	For the six months ended June 30, 2001	For the year ended December 31, 2000
(In thousands, except per share data)
Operating Data:
Revenue	$346,338		$743,831
Expenses:
Lodging operations	166,228		336,489
Interest	50,811		148,839
Depreciation and amortization	59,244		132,110
Amortization of goodwill	8,853		18,038
General and administrative	25,131		56,728
Impairment of real estate assets	60,608		186,829
Provision for loss on equity securities	—		50,279
Other	9,517		32,901
(Gain) loss on sale of assets and securities, net	(2,291)		130,536

Total operating expenses	378,101		1,092,749

Loss from continuing operations before minority interest, income taxes, cumulative effect of change in accounting principle and extraordinary item	(31,763)		(348,918)
Minority interest	(9,000)		(18,000)
Income tax expense (benefit)	(12,070)		(125,734)

Loss from continuing operations before cumulative effect of change in accounting principle and extraordinary item	$(28,693)		$(241,184)

Basic and Diluted loss per share:
Loss available to common shareholders before cumulative effect of change in accounting principle and extraordinary item	$(0.20)		$(1.70)
Weighted average shares outstanding:
Basic and Diluted	142,992		141,854
Distributions paid	$—	$
Pro Forma (Unaudited) June 30, 2001
Balance Sheet Data:
Real estate investments, net	$2,829,444
Total assets	3,547,215
Indebtedness	1,253,538
Total liabilities	1,657,304
Minority interest	200,000
Total shareholders' equity	1,689,911

La Quinta Properties

	Pro Forma (Unaudited)
	For the six months ended June 30, 2001	For the year ended December 31, 2000
(In thousands, except per share data)
Operating Data:
Revenue	$200,459	$450,366
Expenses:
Lodging operations	17,739	33,585
Interest	50,674	148,345
Depreciation and amortization	53,639	117,386
Amortization of goodwill	8,853	18,038
General and administrative	9,431	19,695
Impairment of real estate assets	60,608	186,829
Provision for loss on equity securities	—	50,279
Other	9,517	32,901
(Gain) loss on sale of assets and securities, net	(2,291)	131,513

Total operating expenses	208,170	738,571

Loss from continuing operations before income taxes, minority interest, cumulative effect of change in accounting principle and extraordinary item	(7,711)	(288,205)
Income tax expense	393	629
Minority interest	(2,832)	(5,522)

Loss from continuing operations before cumulative effect of change in accounting principle and extraordinary item	$(10,936)	$(294,356)
Preferred stock dividends	(9,000)	(18,000)

Net loss available to Paired Common Shareholders before income taxes, cumulative effect of change in accounting principle and extraordinary item	$(19,936)	$(312,356)

Basic and Diluted Loss per share:
Loss available to common shareholders before cumulative effect of change in accounting principle and extraordinary item	$(0.14)	$(2.20)
Weighted average shares outstanding:
Basic and Diluted	142,992	141,854
Distributions paid	$—	$—
Pro Forma (Unaudited) June 30, 2001
Balance Sheet Data:
Real estate investments, net	$2,800,828
Total assets	3,588,630
Indebtedness	1,253,538
Total liabilities	1,376,290
Minority interest	31,769
Total shareholders' equity	2,180,571

LA QUINTA PROPERTIES, INC. AND LA QUINTA CORPORATION
SELECTED HISTORICAL COMBINED FINANCIAL DATA

    We are providing the following summary selected historical combined financial information to aid you in your analysis of the financial aspects of the restructuring of LQ Corporation and LQ Properties and the related transactions. The following tables set forth separate and combined historical financial information for LQ Corporation and LQ Properties. LQ Corporation and LQ Properties have prepared this information using its respective combined consolidated financial statements for each of its most recent five fiscal years ended December 31, 2000, and the six-month periods ended June 30, 2000 and 2001. We derived the historical combined financial information from the combined consolidated financial statements and the notes to them for the five fiscal years ended December 31, 2000 which have been audited by PricewaterhouseCoopers LLP, independent auditors. The selected historical combined financial information has been derived from the unaudited combined consolidated financial statements for the six-month periods ended June 30, 2000 and 2001 which have been prepared by our management on the same basis as the audited financial statements, and in the opinion of our management, include all adjustments consisting of normal recurring accruals that are considered necessary for a fair presentation of the results for those periods. The results of operations for the six-month periods ended June 30, 2000 and 2001 are not necessarily indicative of results to be anticipated for the entire year.

    When you read this summary historical data, it is important that you read along with it the historical combined consolidated financial statement and related notes in La Quinta's joint annual report to stockholders and joint annual report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC and incorporated by reference into this document, as well as the section of La Quinta's joint annual report entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

	For the six months ended June 30, (Unaudited)		For the year ended December 31,
	2001(a)	2000(a)	2000	1999	1998(b)	1997(b)	1996(b)
(In thousands except per share data)
Operating Data:
Revenue	$365,148	$431,345	$822,838	$911,981	$639,377	$289,038	$254,024
Expenses:
Lodging operations	166,228	162,489	321,630	283,988	119,584	—	—
Interest	59,758	106,777	186,951	244,973	178,458	87,412	64,216
Depreciation and amortization	59,244	70,829	150,138	135,853	87,228	26,838	21,651
Amortization of goodwill	11,212	11,387	22,755	21,470	13,265	2,349	1,556
Rental property operations	—	—	28,895	36,517	15,638	210	—
General and administrative	25,124	27,374	49,985	32,826	27,098	10,257	8,625
Impairment of real estate assets	60,608	61,126	183,698	63,170	63,954	—	—
Provision for loss on equity securities	—	39,076	50,279	—	—	—	—
Other	9,517	21,120	32,901	45,814	46,355	10	—
(Gain) Loss on sale of assets and securities, net	(2,291)	4,363	130,536	(12,042)	(48,483)	—	—

Total operating expenses	389,400	504,541	1,157,768	852,569	503,097	127,076	96,048

(Loss) income from continuing operations before income taxes, cumulative effect of change in accounting principle and extraordinary item	(24,252)	(73,196)	(334,930)	59,412	136,280	161,962	157,976
Income tax expense (benefit)	393	—	629	—	(4,800)	—	—

(Loss) income from continuing operations before cumulative effect of change in accounting principle and extraordinary item	$(24,645)	$(73,196)	$(335,559)	$59,412	$141,080	$161,962	$157,976

Net (loss) income	$(23,789)	$(71,793)	$(334,156)	$89,825	$(153,147)	$162,412	$157,976
Preferred stock dividends	(9,000)	(9,000)	(18,000)	(16,283)	(8,444)	—	—

Net (loss) income available to Paired Common Shareholders	$(32,789)	$(80,793)	$(352,156)	$73,542	$(161,591)	$162,412	$157,976

Basic	$(0.23)	$(0.57)	$(2.48)	$0.52	$(1.34)	$2.14	$2.21
Diluted	$(0.23)	$(0.57)	$(2.48)	$0.51	$(1.29)	$2.12	$2.20
Weighted average shares outstanding:
Basic	142,992	141,330	141,854	142,783	120,515	76,070	71,445
Diluted	142,992	141,330	141,854	142,907	125,508	76,524	71,751
Distributions paid	$—	$—	$—	$1.84	$3.34	$2.38	$2.31

Cash Flow Data:
Cash provided by operating activities	$91,444	$119,100	$220,711	$230,178	$176,171	$184,412	$188,551
Cash provided by (used in) investing activities	433,318	202,913	832,534	575,948	(1,104,060)	(571,325)	(437,150)
Cash (used in) provided by financing activities	(360,392)	(319,794)	(1,021,472)	(1,104,362)	1,189,613	387,919	247,077
EBITDA by Segment (c)
Lodging	$125,134	$126,306	$222,022	$274,549	$122,888	$—	$—
Healthcare	47,010	113,948	197,881	281,388	318,182	278,571	245,399
Other	1,652	1,228	2,425	963	—	—	—

Total EBITDA	$173,796	$241,482	$422,328	$556,900	$441,070	$278,571	$245,399

		December 31,
	June 30, 2001 (Unaudited)
		2000(a)	1999	1998	1997(b)	1996(b)
(In thousands)
Balance Sheet Data:
Real estate investments, net	$2,829,444	$3,352,676	$4,672,659	$5,086,736	$2,935,772	$2,188,078
Total assets	3,718,601	4,099,037	5,467,757	6,459,551	3,280,283	2,316,875
Indebtedness	1,253,538	1,596,349	2,597,438	3,301,722	1,377,438	858,760
Total liabilities	1,427,384	1,776,226	2,794,544	3,508,623	1,454,544	931,934
Total shareholders' equity	2,291,217	2,322,811	2,673,213	2,950,928	1,825,739	1,384,941

(a)
Financial results for the six-month periods ending June 30, 2001 and 2000 and balance sheet data as of June 30, 2001 and December 31, 2000 conform to the presentation as reported on the companies' report on Form 10-Q for the quarterly period ended June 30, 2001. Financial results for the years ended December 31, 2000-1996 and balance sheet data as of December 31, 1999-1996 conform to the presentation in the Form 10-K for the fiscal year ended December 31, 2000.

(b)
Financial results for 1996 and 1997 do not include results from La Quinta. Financial results for 1998 include La Quinta results for the period from the date of the La Quinta Merger, July 17, through December 31.

(c)
EBITDA is defined as income from continuing operations plus interest expense, income taxes, depreciation and amortization. EBIDTA includes interest income and excludes loss or gain on sale of assets, impairments of real estate assets, mortgages and notes receivable, provisions for loss on equity securities and other non-recurring expenses. EBITDA is presented because management believes that it is a useful measure of operating performance because it is industry practice to evaluate lodging operations based on operating income before interest, depreciation, amortization and other non-recurring items, which is generally equivalent to EBITDA, and EBITDA is unaffected by the debt and equity structure of the entity. EBITDA does not represent cash flow from operations as defined by Generally Accepted Accounting Principles or GAAP, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to net income under GAAP for purposes of evaluating the companies' results of operations and may not be comparable to other similarly titled measures used by other companies.

LA QUINTA PROPERTIES, INC. SUMMARY
SELECTED CONSOLIDATED FINANCIAL DATA

    The table below presents summary selected historical consolidated financial data of LQ Properties. LQ Properties has prepared this information using its consolidated financial statements for each of its most recent five fiscal years ended December 31, 2000, and the six-month periods ended June 30, 2000 and 2001. We derived the historical financial information from the consolidated financial statements and the notes to them for the five fiscal years ended December 31, 2000 which have been audited by PricewaterhouseCoopers LLP, independent auditors. The selected historical financial information has been derived from the unaudited consolidated financial statements for the six-month periods ended June 30, 2000 and 2001 which have been prepared by our management on the same basis as the audited financial statements and, in the opinion of our management, include all adjustments consisting of normal recurring accruals that are considered necessary for a fair presentation of the results for those periods. The results of operations for the six-month periods ended June 30, 2000 and 2001 are not necessarily indicative of results to be anticipated for the entire year.

    When you read this summary historical data, it is important that you read along with it the historical consolidated financial statements and related notes in La Quinta's joint annual report to stockholders and joint annual report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC and incorporated by reference into this document, as well as the section of La Quinta's joint annual report entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

	For the six months ended June 30, (Unaudited)		For the year ended December 31,
	2001(a)	2000(a)	2000	1999	1998(b)	1997(b)	1996(b)
(In thousands, except per share data)
Operating Data:
Revenue	$219,269	$282,948	$522,089	$608,166	$518,872	$289,119	$254,024
Expenses:
Lodging operations	17,739	16,793	5,377	4,723	2,060	—	—
Depreciation and amortization	53,639	64,382	135,414	128,642	84,327	26,838	21,651
Amortization of goodwill	10,823	10,998	21,977	20,723	12,505	2,214	1,556
Interest	59,621	106,559	186,457	246,413	178,374	87,412	64,216
Rental property operations	—	—	28,895	36,517	15,638	210	—
General and administrative	9,424	10,379	19,017	13,968	18,374	10,111	8,625
Impairment of real estate assets	60,608	61,126	183,698	63,170	63,954	—	—
Provision for loss on equity securities	—	39,076	50,279	—	—	—	—
Other	9,517	21,120	32,901	16,138	31,192	10	—
Gain (Loss) on sale of assets and securities, net	(2,291)	5,333	131,513	(12,042)	(48,483)	—	—

Total operating expenses	219,080	335,766	795,528	518,252	357,941	126,795	96,048

Income (Loss) from continuing operations before income taxes, cumulative effect of change in accounting principle and extraordinary item	189	(52,818)	(273,439)	89,914	160,931	162,324	157,976
Income tax expense	393	—	629	—	—	—	—

(Loss) income from continuing operations before cumulative effect of change in accounting principle and extraordinary item	$(204)	$(52,818)	$(274,068)	$89,914	$160,931	$162,324	$157,976

Net income (loss)	$652	$(51,415)	$(272,665)	$130,130	$(134,944)	$163,012	$157,976
Preferred stock dividends	(9,000)	(9,000)	(18,000)	(16,283)	(8,444)	—	—

Net (loss) income available to Paired Common Shareholders	$(8,348)	$(60,415)	$(290,665)	$113,847	$(143,388)	$163,012	$157,976

Per Share Data:
Basic	$(0.06)	$(0.42)	$(2.03)	$0.79	$(1.18)	$2.14	$2.21
Diluted	$(0.06)	$(0.42)	$(2.03)	$0.79	$(1.13)	$2.12	$2.20
Weighted average shares outstanding:
Basic	144,297	142,635	143,159	144,088	121,820	76,274	71,445
Diluted	144,297	142,635	143,159	144,212	126,813	77,007	71,751
Distributions paid	$—	$—	$—	$1.84	$3.34	$2.38	$2.31
Cash Flow Data:
Cash provided by operating activities	$91,020	$119,503	$232,329	$260,414	$187,606	$185,195	$188,551
Cash provided by (used in) investing activities	433,464	202,995	832,695	550,858	(1,128,412)	(580,560)	(437,150)
Cash (used in) provided by financing activities	(360,392)	(319,794)	(1,031,812)	(1,098,187)	1,209,441	376,698	247,077
		December 31,
	June 30, 2001 (Unaudited)
		2000(a)	1999	1998	1997(b)	1996(b)
(In thousands)
Balance Sheet Data:
Real estate investments, net	$2,800,828	$3,333,168	$4,652,631	$5,067,217	$2,935,772	$2,188,078
Total assets	3,731,750	4,072,482	5,375,049	6,320,985	3,215,928	2,316,875
Indebtedness	1,253,538	1,596,349	2,597,438	3,301,722	1,377,438	858,760
Total liabilities	1,373,790	1,706,894	2,737,271	3,447,632	1,423,688	931,934
Total shareholders' equity	2,357,960	2,365,588	2,637,778	2,873,353	1,792,240	1,384,941

(a)
Financial results for the six-month periods ending June 30, 2001 and 2000 and balance sheet data as of June 30, 2001 and December 31, 2000 conform to the presentation as reported on the companies' report on Form 10-Q for the quarterly period ended June 30, 2001. Financial results for the years ended December 31, 2000-1996 and balance sheet data as of December 31, 1999-1996 conform to the presentation in the Form 10-K for the fiscal year ended December 31, 2000.

(b)
Financial results for 1996 and 1997 do not include results from La Quinta. Financial results for 1998 include La Quinta results for the period from the date of the La Quinta merger, July 17, through December 31.

LA QUINTA CORPORATION SUMMARY SELECTED CONSOLIDATED FINANCIAL DATA

    The table below presents summary selected historical consolidated financial data of LQ Corporation. LQ Corporation has prepared this information using its consolidated financial statements for each of its most recent five fiscal years ended December 31, 2000, and the six-month periods ended June 30, 2000 and 2001. We derived the historical financial information from the consolidated financial statements and the notes to them for the five fiscal years ended December 31, 2000 which have been audited by PricewaterhouseCoopers LLP, independent auditors. The selected historical financial information has been derived from the unaudited consolidated financial statements for the six-month periods ended June 30, 2000 and 2001 which have been prepared by our management on the same basis as the audited financial statements and, in the opinion of our management, include all adjustments consisting of normal recurring accruals that are considered necessary for a fair presentation of the results for those periods. The results of operations for the six-month periods ended June 30, 2000 and 2001 are not necessarily indicative of results to be anticipated for the entire year.

    When you read this summary historical data, it is important that you read along with it the historical consolidated financial statements and related notes in La Quinta's joint annual report to stockholders and joint annual report on Form 10-K for the fiscal year ended December 31, 2000 filed with the SEC and incorporated by reference into this document, as well as the section of La Quinta's joint annual report entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

	For the six months ended June 30, (Unaudited)		Year ended December 31,			Initial Period Ended December 31,
	2001(a)	2000(a)	2000	1999	1998(b)	1997(b)
(In thousands, except per share data)
Operating Data:
Revenue	$306,403	$304,561	$600,410	$595,896	$253,249	$48
Expenses:
Lodging operations	148,643	145,862	316,253	279,265	117,524	—
Depreciation and amortization	5,605	6,447	14,724	7,211	2,901	—
Amortization of goodwill	389	389	778	747	760	135
Interest	137	218	494	273	84	129
Interest to La Quinta Properties, Inc.	—	284	616	—	712	—
General and administrative	15,744	17,045	30,968	18,858	8,724	146
Royalty to La Quinta Properties, Inc.	10,994	10,143	20,666	16,350	6,326	—
Rent to La Quinta Properties, Inc.	149,332	145,521	278,379	274,018	125,706	—
Other	—	—	—	29,676	15,163	—
Gain on sale of assets	—	(970)	(977)	—	—	—

Total operating expenses	330,844	324,939	661,901	626,398	277,900	410

Loss from continuing operations before benefit of income taxes	(24,441)	(20,378)	(61,491)	(30,502)	(24,651)	(362)
Income tax benefit	—	—	—	—	(4,800)	—

Loss from continuing operations	$(24,441)	$(20,378)	$(61,491)	$(30,502)	$(19,851)	$(362)

Net loss	$(24,441)	$(20,378)	$(61,491)	$(40,305)	$(18,203)	$(600)

Per Share Data:
Basic	$(0.17)	$(0.14)	$(0.43)	$(0.28)	$(0.15)	$(0.01)
Diluted	$(0.17)	$(0.14)	$(0.43)	$(0.28)	$(0.15)	$(0.01)

	For the six months ended June 30, (Unaudited)		Year ended December 31,			Initial Period Ended December 31,
	2001(a)	2000(a)	2000	1999	1998(b)	1997(b)
(In thousands, except per share data)
Weighted average shares outstanding
Basic	142,992	141,330	141,854	142,783	120,515	82,490
Diluted	142,992	141,330	141,854	142,907	120,515	82,490
Cash Flow Data:
Cash provided by (used in) operating activities	$424	$(403)	$(11,618)	$(30,236)	$(11,435)	$(783)
Cash (used in) provided by investing activities	(146)	(82)	(161)	25,090	24,352	(34,427)
Cash provided by (used in) financing activities	—	—	10,340	(6,175)	(19,828)	54,883
		December 31,
	June 30, 2001 (Unaudited)
		2000	1999	1998(b)	1997(b)
(In thousands)
Balance Sheet Data:
Total assets	$185,889	$155,582	$160,814	$198,190	$120,426
Total liabilities	214,800	160,527	125,221	119,683	63,338
Total shareholders' equity	(28,911)	(4,945)	35,593	78,507	57,088

(a)
Financial results for the six-month periods ending June 30, 2001 and 2000 and balance sheet data as of June 30, 2001 and December 31, 2000 conform to the presentation as reported on the companies' report on Form 10-Q for the quarterly period ended June 30, 2001. Financial results for the years ended December 31, 2000-1996 and balance sheet data as of December 31, 1999-1996 conform to the presentation in the Form 10-K for the fiscal year ended December 31, 2000.

(b)
Financial results for 1997 do not include results from La Quinta. Financial results for 1998 include La Quinta results for the period from the date of the La Quinta merger, July 17, through December 31.

STRUCTURE OF THE TRANSACTION

    The following diagrams summarize the corporate structure of LQ Corporation and LQ Properties before and after the restructuring:

Current Structure

Post-Restructuring Structure

RISK FACTORS

    In addition to the other information in this joint proxy statement and prospectus, you should carefully consider the following risk factors relating to the proposed restructuring in determining whether or not to vote in favor of the merger agreement and the related transactions. You should also consider those additional risks described in the companies' annual, quarterly and current reports incorporated by reference herein, including those identified in the companies' joint annual report on From 10-K for the year ended December 31, 2000. See "Where You Can Find Additional Information" beginning on page 135. This section includes or refers to certain forward looking statements. You should refer to the explanation of the qualifications and limitations on such forward looking statements beginning on page 36.

Risks Related to the Restructuring.

La Quinta will retain more capital and may pay more in federal income taxes.

    Prior to the year 2000, LQ Properties regularly declared a dividend. Beginning in January 2000, the LQ Properties Board of Directors commenced a policy of paying the minimum dividends on the LQ Properties common stock that were necessary to maintain LQ Properties' status as a REIT. Based upon LQ Properties' REIT taxable income and the dividend payments on LQ Properties outstanding preferred stock, LQ Properties was not required to pay further dividends on any class of its capital stock in order to maintain its status as a REIT. Accordingly, since January 2000, no dividends have been paid on LQ Properties' common stock. As a result of the proposed restructuring, LQ Properties will have two classes of common stock, the Class A common stock which will be held solely by LQ Corporation, and the Class B common stock which will be held by the former holders of LQ Properties common stock. Under the terms of the Class B common stock, no dividends may be paid on the Class B common stock prior to 2005. Instead, dividends may be paid on the Class A common stock, including any dividends necessary to maintain LQ Properties' REIT status. This will result in La Quinta retaining significantly more capital in the enterprise. As described under "Our Reasons for the Restructuring" and "Recommendation of the Boards of Directors" beginning on page 49, La Quinta's Boards of Directors believe that La Quinta should be able, through investing in its business, to create stockholder value by utilizing the retained capital to improve, expand and diversify the lodging business. However, if the cost of improving, expanding and diversifying our lodging business does not result in acceptable yields, this retention of capital may not create as much stockholder value as would have been created by distributing dividends directly to our stockholders. In addition, to the extent net operating losses are not available to offset the taxable earnings of LQ Corporation, this retention of capital by paying dividends directly to LQ Corporation may result in La Quinta paying income taxes, including the alternative minimum tax, that it would not otherwise pay if it distributed these earnings directly to the stockholders of LQ Properties.

The adoption of additional legislation, regulations or interpretations could eliminate the benefits of the restructuring.

    The United States Congress enacted tax legislation in July 1998 that adversely affected La Quinta's ability to acquire additional hotel properties because of LQ Properties' status as a REIT under the federal tax code and La Quinta's existing "grandfathered paired share" structure. While LQ Corporation and LQ Properties believe that the proposed restructuring of the two companies will alleviate the adverse effects of the 1998 legislation, that the restructuring is the best alternative in light of such legislation, and that the new structure of La Quinta does not raise the same concerns that led Congress to enact this legislation, no assurances can be given that additional legislation, regulations or administrative interpretations will not be adopted that could eliminate or reduce certain benefits of the restructuring and have a material adverse effect on La Quinta's results of operations, financial condition and prospects.

The nature of your investment in LQ Properties will change.

    Following the restructuring, holders of LQ Properties Class B common stock will not receive any dividends prior to 2005. Commencing in 2005, a dividend of $.10 per share per annum may be paid on the Class B common stock on a quarterly basis. The quarterly payment of this dividend will be in preference to any dividends paid on the Class A common stock during that quarter. Prior to 2005, the Board of LQ Properties may declare and LQ Properties will likely pay dividends on the Class A common stock, including dividends to maintain LQ Properties' REIT status. Commencing in 2005, any dividends paid to the Class B stockholders will be subject to certain limitations as described under "Description of LQ Properties Class B Common Stock—Dividends" beginning on page 120. Currently, holders of LQ Properties common stock also have been entitled to receive all assets available for distribution upon any liquidation of LQ Properties, after the payment of preferences to the holders of LQ Properties Series A preferred stock and Series B preferred stock. After the restructuring, holders of Class B common stock will still be entitled to a liquidation preference, but only after the payment of preferences to not only the holders of Series A preferred stock and Series B preferred stock, but also the holders of Class A common stock, which will be owned exclusively by LQ Corporation immediately after the restructuring (and, indirectly, by the common stockholders of LQ Corporation), as described under "Description of LQ Properties Class B Common Stock—Liquidation Preference" beginning on page 120.

    LQ Properties common stock (together with the Series A and Series B preferred stock) currently represents 100% of the value and voting control of LQ Properties. After the restructuring, the Class B common stock will represent less than 50% of the value of the stock of LQ Properties, and none of the voting control (except with respect to certain matters as described under the caption "Description of LQ Properties Class B Common Stock—Voting Rights" beginning on page 121). The remaining interest and voting control of LQ Properties will vest in the Class A common stock, which will be owned exclusively by LQ Corporation (and, indirectly, by the common stockholders of LQ Corporation). The direct voting control of LQ Properties by the holders of Class B common stock will be diluted because, after the restructuring, Class B common stockholders will only have indirect control over LQ Properties through their concurrent ownership of LQ Corporation common stock, but will no longer have direct voting control over LQ Properties. There will be no restrictions set forth in the terms of the Class A common stock or Class B common stock that will limit the ability of LQ Corporation to sell or otherwise dispose of the Class A common stock.

The Class B common stock may be redeemed for nominal value, at any time, including prior to the time when the Class B common stock becomes eligible for dividends, subject to certain important limitations.

    The Class B common stock may be redeemed by LQ Properties for nominal value provided that the Class B common stock remains paired with the common stock of LQ Corporation and that no additional shares of Class B common stock are outstanding and unpaired. (Although in form such redemption price is nominal, the redemption mechanic is designed to cause the holders of the Class B common stock to transfer such stock to LQ Corporation as a capital contribution, with a corresponding increase in the value of their existing common stock of LQ Corporation.) LQ Properties may exercise its redemption right at any time, including prior to 2005 when the Class B common stock becomes eligible to receive dividends. If the Class B common stock is redeemed prior to 2005, holders of the Class B common stock will not receive any tax-advantaged dividends following the restructuring.

There is still a possibility that there will be amendments to or elimination of the pairing arrangement or that, in certain circumstances, La Quinta's Board of Directors could terminate LQ Properties' status as a real estate investment trust.

    Currently, the La Quinta Boards of Directors may modify or eliminate the pairing arrangement without the consent of the holders of LQ Properties common stock, LQ Properties Series A preferred stock or Series B preferred stock or LQ Corporation common stock. After the proposed restructuring is effected, the Boards of Directors will still be able to modify or eliminate the pairing arrangement without your consent. In addition, the LQ Properties Board of Directors may, under certain circumstances, terminate LQ Properties' status as a real estate investment trust without your consent. This ability will continue after the consummation of the proposed restructuring.

Certain transfer restrictions may not be enforceable against stockholders who do not vote in favor of the restructuring.

    Section 202 of the Delaware General Corporation Law, or DGCL, permits corporations, through their certificate of incorporation, bylaws, or an agreement among security holders, to restrict the transfer of their securities, including restrictions on the amount of a corporation's securities that may be owned by any person or group of persons. The DGCL further provides that the holders of securities outstanding at the time a restriction is imposed are not bound by the restriction unless they consent to it. In connection with the restructuring, and pursuant to their amended certificates of incorporation, LQ Corporation and LQ Properties will implement revised transfer restrictions, namely, the restriction that, following the restructuring, shares of LQ Corporation common stock may only be transferred as a unit with shares of LQ Properties Class B common stock. Previously, shares of LQ Corporation common stock were only transferable as a unit with LQ Properties common stock. Although this transfer restriction is substantially similar to the current restrictions (namely, the current pairing arrangement), under the DGCL, these restrictions may be deemed to be new restrictions that may not be enforceable against LQ Corporation stockholders who do not vote in favor of the restructuring. However, we do not believe that the possible unenforceability of these new transfer restrictions will adversely affect our business, financial condition or results of operations.

Risks Related to LQ Properties and its Qualification as a REIT.

Failure of LQ Properties to qualify as a REIT would cause it to be taxed as a corporation, which would substantially reduce any funds available for payment of dividends to holders of Class B common stock.

    If LQ Properties fails to qualify as a REIT for federal income tax purposes, it will be taxed as a corporation. We believe that LQ Properties is organized and qualified as a REIT and intend to operate it in a manner that will allow it to continue to qualify as a REIT. However, we cannot assure you that LQ Properties is qualified as such, or that it will remain qualified as such in the future because qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code as to which there are only limited judicial and administrative interpretations, and involves the determination of facts and circumstances not entirely within our control. The complexity of the Internal Revenue Code provisions governing REITs is greater in the case of a paired share REIT. In addition, future legislation, new regulations, administrative interpretations or court decisions may significantly change the tax laws or the application of the tax laws with respect to qualification as a REIT for federal income tax purposes or the federal income tax consequences of such qualification.

    If LQ Properties fails to qualify as a REIT, the companies could face serious tax consequences that could substantially reduce, or possibly eliminate, the funds available for, among other things, the payment of dividends to holders of Class B common stock for each of the years involved because LQ Properties:

  •
  would not be allowed a deduction for any dividends paid to stockholders in computing its taxable income and would be subject to federal income tax at regular corporate rates;

  •
  could be subject to the federal alternative minimum tax and possibly increased state and local taxes; and

  •
  unless entitled to relief under statutory provisions, could not elect to be subject to tax as a REIT for four taxable years following the year during which it was disqualified.

    In addition, if LQ Properties fails to qualify as a REIT, it will no longer be required to pay dividends for REIT qualification purposes, and if dividends were paid they would be subject to tax as ordinary income to the extent of current and accumulated earnings and profits. As a result of all of these factors, the failure of LQ Properties to qualify as a REIT could result in significant adverse tax consequences and could adversely affect the value of our common stock.

LQ Properties is subject to some taxes even if it qualifies as a REIT.

    Even if LQ Properties qualifies as a REIT, it is subject to some federal, state and local taxes on its income and property. For example, LQ Properties pays taxes on certain undistributed income. Also, LQ Properties' income derived from properties located in some states is subject to local taxes and, if LQ Properties enters into transactions that the Internal Revenue Code labels as "prohibited transactions," LQ Properties' net income from such transactions would be subject to a 100% tax.

LQ Corporation's acquisition of a portion of the intellectual property rights associated with the La Quinta® brand in exchange for LQ Corporation common stock could cause LQ Properties to fail the 95% REIT income test.

    In the opinion of Goodwin Procter, the series of steps pursuant to which LQ Properties will indirectly transfer a portion of the intellectual property rights associated with the La Quinta® brand to LQ Corporation in exchange for LQ Corporation common stock in connection with the restructuring should qualify as a nonrecognition transaction pursuant to section 351 and section 721 of the Code. Accordingly, LQ Properties should not recognize any gain upon such transfer. However, we can not assure you that the transfer of a portion of the intellectual property rights associated with the La Quinta® brand will in fact so qualify or that the transfer will not cause LQ Properties to recognize income.

    In the event that LQ Properties' indirect transfer of a portion of the intellectual property rights associated with its interest in the La Quinta® brand does not qualify as a tax-free transaction, LQ Properties would recognize income on the portion of the transfer that does not qualify as a transaction described in section 351 and/or section 721 of the Code. Such income would not constitute qualifying income for purposes of the 95% REIT income test, and the amount of such income would cause LQ Properties to fail such 95% REIT income test for 2002. Any such failure would prevent LQ Properties from qualifying as a REIT in the near term, unless LQ Properties could avail itself of a statutory relief provision from the otherwise automatic termination of its REIT status. Thus, although we believe that the indirect transfer of a portion of the intellectual property rights associated with the La Quinta® brand should be tax-free, the failure of such transfer to qualify in its entirety as a nonrecognition transaction could cause LQ Properties to cease to qualify as a REIT.

To preserve our REIT qualification, our amended and restated certificates of incorporation have a stock ownership limit which limits the ability of a potential acquirer to accumulate significant portions of our capital stock.

    Primarily to facilitate maintenance of LQ Properties' qualification as a REIT, our existing amended and restated certificates of incorporation generally prohibit ownership, directly, indirectly or beneficially, by any single stockholder of more than 9.25% of the number of outstanding shares of any class or series of the companies' equity stock. We refer to this limitation as the "ownership limit." In connection with the restructuring, the ownership limit will be increased to 9.9%. The companies' Boards of Directors may waive or modify the ownership limit with respect to one or more persons if they are satisfied that ownership in excess of this limit would not jeopardize LQ Properties' status as a REIT for federal income tax purposes. Shares owned in violation of the ownership limit will be treated as "excess stock" and will be subject to the loss of rights to distributions and voting and other penalties. The ownership limit may also have the effect of inhibiting or impeding a change in control. The foregoing restrictions on transferability and ownership will not apply if the Boards of Directors of LQ Properties determines that it is no longer in the best interests of LQ Properties to attempt to qualify, or to continue to qualify, as a REIT.

The illiquidity of real estate as an investment limits LQ Properties' ability to sell properties quickly in response to market conditions.

    Real estate investments are relatively illiquid and, therefore, cannot be purchased or sold rapidly in response to changes in economic or other conditions. Buyers may not be identified quickly or such buyers may not be able to secure suitable financing to consummate a transaction. Furthermore, sales of certain appreciated property could generate material adverse tax consequences, which may affect LQ Properties' ability to sell properties in response to market conditions and adversely affect returns to stockholders.

Risks Related to La Quinta Generally.

The companies will be limited in the amount and nature of our future growth under our present structure.

    La Quinta operates as a "paired share" REIT and, as a result, is limited in the extent and types of activities in which it may engage. LQ Properties operates and intends to continue to operate in the future so as to qualify as a REIT for federal income tax purposes. Accordingly, LQ Properties is limited in both the extent and type of assets that it can own and the extent and type of income that it can generate. Further, by restricting the activities that a paired share REIT can engage in and by limiting the type of entities that a REIT can own, federal laws limit the ability of LQ Properties to grow through construction or acquisition of new lodging properties or the acquisition of other lodging brands or properties. Without the restructuring, the restrictions of La Quinta's current structure will limit its ability to grow the overall business through the construction of additional lodging properties, the franchising of the La Quinta® brand and related products and services, and the acquisition of complementary brand names.

Changes in market conditions could adversely affect the market price of La Quinta's common stock.

    As with other publicly traded equity securities, the value of the companies' publicly traded paired shares depends on various market conditions which may change from time to time. Among the market conditions that may affect the value of the companies' common stock are the following:

  •
  the extent of investor interest;

  •
  the general reputation of REITs and the attractiveness of La Quinta's equity securities in comparison to other equity securities, including securities issued by other real estate-based lodging related companies;

  •
  La Quinta's financial performance; and

  •
  general stock and bond market conditions.

    The market value of La Quinta's publicly traded common stock is based primarily upon the market's perception of the companies' growth potential with respect to current and potential future earnings, the value of its assets (including its real estate and the La Quinta® brand) and, in the event the LQ Properties Board of Directors decides in the future to pay a dividend on LQ Properties Class B common stock, such dividend payment. Consequently, the companies' common stock may trade at prices that are higher or lower than their net asset value per share of common stock. If the companies' future earnings are less than expected, it is likely that the market price of the companies' common stock will diminish.

We may change our policies without obtaining the approval of our stockholders.

    La Quinta's operating and financial policies, including our policies with respect to acquisitions, growth, operations, indebtedness, capitalization and dividends, are determined by our Boards of Directors. Accordingly, you will have little direct control over these policies.

We are currently dependent on external sources of capital and our future growth would be limited or may be more costly if these external sources of capital become unavailable.

    To qualify as a REIT, LQ Properties must annually distribute to its stockholders each year at least 90% of its REIT taxable income, excluding any net capital gain. Because of these distribution requirements, it is not likely that LQ Properties will be able to fund all future capital needs, including capital required for potential acquisitions, from cash flow from operations. LQ Properties, therefore, will have to rely on third-party sources of capital, which may or may not be available on favorable terms or at all. Our access to third-party sources of capital depends upon a number of factors, including general market conditions, the market's perception of our growth potential and risk characteristics of our underlying business operations, our current and potential future earnings and the market price of our common stock.

Our credit facility contains certain financial covenants that, if violated, could limit our ability to continue to borrow under our credit facility and, under certain circumstances, could accelerate the amount due under our credit facility.

    La Quinta depends upon a credit agreement with its lenders for a portion of its operating funds which subjects the companies to financial covenants that include restrictions on the ability to engage in certain activities. If the companies violate or fail to comply with any of the financial or other covenants in the credit agreement, there may be a material adverse effect on La Quinta. Most notably, the material adverse effect would prohibit us from borrowing additional funds under the credit agreement and further could cause any outstanding debt owed by the companies under the credit agreement to immediately become due.

Rising interest rates would increase our interest costs and reduce our earnings.

    La Quinta currently has, and may incur more, indebtedness that bears interest at variable rates. Accordingly, if interest rates increase, so will our interest costs, which would adversely affect our cash flow, our ability to service debt and our ability to make distributions.

Market interest rates may have an effect on the value of our publicly traded securities.

    Higher market interest rates could cause the market price of our publicly traded securities to decrease. One factor that investors consider important in deciding whether to buy or sell shares of a REIT is the distribution yield on such shares as a percentage of the price of such shares relative to market interest rates. In the event the Board of Directors determines in the future to pay a dividend on the Class B common stock and market interest rates increase, prospective purchasers of La Quinta's equity securities may expect a higher dividend yield. Generally, higher interest rates do not, however, result in more funds for a REIT to distribute and, in fact, would likely increase such REIT's borrowing costs and potentially decrease cash available for distribution.

Further issuances of equity securities may dilute our existing stockholders' interests in our companies.

    Your interests could be diluted if additional equity securities are issued to finance future developments and acquisitions instead of incurring additional debt. La Quinta's ability to execute its business strategy depends on our access to an appropriate blend of debt financing, including unsecured lines of credit and other forms of secured and unsecured debt, and equity financing, including common and preferred equity.

Limits on changes in control may discourage takeover attempts beneficial to stockholders.

    Provisions in our certificates of incorporation and bylaws, as well as provisions of the Internal Revenue Code and Delaware corporate law, may:

  •
  delay or prevent a change of control or a tender offer, even if such action might be beneficial to you; and

  •
  limit your opportunity to receive a potential premium for your shares of common stock over then-prevailing market prices.

La Quinta depends on its key personnel.

    La Quinta depends on the efforts of its executive officers and other key personnel. While we believe that we could find replacements for these key personnel, the loss of their services could have a significant adverse affect on our operations.

Risks Related to our Industries.

We expect that the terrorist attacks on September 11, 2001 may reduce the demand for our hotel rooms which may result in reduced revenue and decreased financial performance.

    The terrorist attacks have negatively impacted general economic, market and political conditions. The recent terrorist attacks, compounded with the slowing national economy, have resulted in substantially reduced demand for lodging for both business and leisure travelers across all lodging segments. While we currently cannot project the precise impact of these events on La Quinta, we do expect that the reduced lodging demand will result in significant declines in revenue per available room (RevPAR) and earnings before interest, taxes, depreciation and amortization for the full-year compared to last year. These expected declines could affect our ability to comply with certain financial covenants under our credit facility.

La Quinta's strategic focus on lodging related properties exposes our investors to risks common in that industry that may adversely affect an investment in our securities, including a number of operating risks that could have an adverse effect on La Quinta's lodging related business.

    The results of operations of La Quinta hotels are subject to many factors common in the lodging industry, including:

  •
  changes in the national, regional and local general economic climate;

  •
  competition from comparable hotels, many of which have greater marketing and financial resources than our hotel-operating business;

  •
  the desirability of particular locations;

  •
  the quality, philosophy and performance of the lodging facility managers and supervisors;

  •
  availability of qualified labor;

  •
  changes in room rates and increases in operating costs due to inflation and other factors;

  •
  capability of management information systems;

  •
  the need to reinvest capital to periodically repair and upgrade the lodging facilities;

  •
  increases in travel expenses that reduce business and leisure travel;

  •
  increases in infrastructure expenses such as real estate tax and utilities; and

  •
  fluctuating and seasonal demands of business travelers and tourism and the relationship, generally, between supply of and demand for hotel rooms (an oversupply of hotel properties or a reduction in demand for hotel rooms).

Our lodging related properties are geographically concentrated which exposes our business to the effects of geographically oriented events and occurrences.

    Our hotels are concentrated in the western and southern regions of the United States. As a result, our lodging properties are particularly sensitive to adverse economic and competitive conditions and trends in those regions and such conditions could adversely affect our business, financial condition and results of operations. The concentration of lodging properties in one region may expose us to risks of adverse economic developments, which are greater than if our portfolio were more geographically diverse.

Our lodging related business and operations are subject to extensive employment and other governmental regulation.

    The lodging business is subject to extensive federal, state and local regulation, including building and zoning requirements, all of which can prevent, delay, make uneconomical or significantly increase the cost of developing additional lodging facilities. In addition, our lodging business and hotel operators are subject to laws governing their relationship with employees, including minimum wage requirements, overtime, working conditions, work permit requirements and discrimination claims. An increase in the minimum wage rate, employee benefit costs or other costs associated with employees could adversely affect our business, financial condition and results of operations.

We operate in a very competitive market which may limit our operating margins, diminish our market share and reduce our earnings.

    Our hotels generally operate in markets that contain numerous competitors, including a wide range of lodging facilities offering full-service, limited-service and all-suite lodging options to the public. The continued success of our hotels will be substantially dependent upon our ability to compete in such areas as affordable and competitive room rates, quality of accommodations, name recognition, service level and convenience of locations. Additionally, an increasing supply of hotel rooms in our market segment and recent consolidations in the lodging industry generally, have resulted in the creation of several large, multi-branded hotel chains with diversified operations and may adversely impact our business, financial condition and results of operations. We cannot assure you that demographic, geographic or other changes in markets will not adversely affect the convenience or desirability of the locations of our hotels. Furthermore, we cannot assure you that competing hotels will not provide greater competition for guests than currently exists in the markets in which our hotels operate or that new hotels will not enter such markets.

Our stock price may be affected by fluctuations in operating results which are common in the lodging industry.

    Operating results in the lodging industry may be adversely affected by factors such as:

  •
  changes in economic conditions;

  •
  changes in local market conditions;

  •
  an oversupply of hotel rooms;

  •
  a reduction in demand for hotel space in specific areas;

  •
  changes in travel patterns;

  •
  weather conditions;

  •
  changes in governmental regulations that influence or determine wages;

  •
  declines in revenue per available room;

  •
  changes in interest rates;

  •
  the availability of financing for operating or capital needs; and

  •
  changes in real estate tax rates and other operating expenses.

    Room supply and demand historically have been sensitive to shifts in gross domestic product growth, which has resulted in cyclical changes in ADR and occupancy rates. Due in part to the strong correlation between the lodging industry's performance and economic conditions, the lodging industry is subject to cyclical changes in revenues. In that regard, we cannot provide assurance that current conditions in the lodging industry, or in the segment of the industry in which we operate, will not decline in the future. Furthermore, the lodging industry is seasonal in nature, with revenues typically higher in summer months than in winter months.

Fluctuations in and difficulty with lodging construction may delay the availability of new or upgraded properties, decrease revenues and increase construction and financing costs.

    We may from time to time experience shortages of materials or qualified trades people or volatile increases in the cost of certain construction materials or labor, resulting in longer than normal construction and remodeling periods, loss of revenue and increased costs. We will rely heavily on local contractors, who may be inadequately capitalized or understaffed. The inability or failure of one or more local contractors to perform may result in construction or remodeling delays, increased cost and loss of revenue which could adversely affect our business, financial condition and results of operations.

The seasonality and cyclicality of the lodging industry may affect the ability of LQ Properties' lessees and operators to make timely rent payments.

    The seasonality and cyclicality of the lodging industry causes fluctuations in hotel revenues and may, from time to time, affect either the amount of rent that accrues under LQ Properties' hotel leases or the ability of LQ Properties' lessees and operators to make timely rent payments under the leases. A lessee's or operator's inability to make timely rent payments to LQ Properties could adversely affect our business, financial condition and results of operations. LQ Corporation and/or its subsidiaries currently are the only entities that lease LQ Properties' lodging properties.

Third party franchisees may not appropriately use and protect our La Quinta® brand which may decrease its value or expose it to legal challenges.

    We have a franchising program for the La Quinta® brand and associated proprietary trademarks and the success of this program may be impacted by risks inherent in third-party use of the brand. While we have contractual controls over each franchisee, we do not have control over the day-to-day use by franchisees' of our La Quinta® brand.

Our ownership of healthcare related properties exposes our investors to risks common in that industry that may adversely affect an investment in our securities including a number of operating risks that could have an adverse effect on our healthcare related properties.

    In addition to lodging, our other business involves the financing and leasing of healthcare related properties. The results of operations of our healthcare related properties are subject to many factors common in the healthcare industry, including:

  •
  competition for tenants;

  •
  changes in the financial condition of third-party operators of our healthcare facilities;

  •
  competition from other healthcare financing providers, a number of which may have greater marketing, financial and other resources and experience than us;

  •
  extensive federal, state and local regulations of the healthcare industry and potential increases in such government regulation of healthcare;

  •
  changes in the availability and cost of insurance coverage;

  •
  increases in operating costs due to inflation and other factors;

  •
  the availability of qualified labor;

  •
  changes in interest rates;

  •
  the availability of financing;

  •
  the ultimate outcome of certain litigation filed against the companies;

  •
  the ability of the companies to sell off investments within a timeframe and at prices that are reasonable; and

  •
  adverse effects of general and local economic conditions.

    The foregoing factors could adversely affect the ability of our third-party healthcare facilities operators to generate revenues and make payments, which in turn, could materially adversely affect our business, financial condition and results of operations.

Compliance or failure to comply with the Americans with Disabilities Act of 1990 and other similar laws could result in substantial costs to us which will increase our operating or capital expenses and reduce our earnings.

    The Americans with Disabilities Act generally requires that public buildings, including office buildings and hotels, be made accessible to disabled persons. Noncompliance could result in the imposition of fines by the federal government or the award of damages to private litigants. If, pursuant to the Americans with Disabilities Act, we are required to make substantial alterations and capital expenditures in one or more of our properties, including the removal of access barriers, it could adversely affect our financial condition and results of operations.

    We may also incur significant costs complying with other regulations. Our properties are subject to various federal, state and local regulatory requirements, such as state and local fire and life safety requirements. If we fail to comply with these requirements, it could incur fines or private damage awards. However, we do not know whether existing requirements will change or whether compliance with future requirements will include significant unanticipated expenditures that will affect our cash flow and results from operations.

Potential liability for environmental contamination could result in substantial costs or restrictions on the use of our properties which could decrease our revenue, increase our operating costs or increase our capital expenditures.

    Under federal, state and local environmental laws, ordinances and regulations, we may be required to investigate and clean up the effects of releases of hazardous or toxic substances or petroleum products at our properties, regardless of our knowledge or responsibility, simply because of our current or past ownership or operation of those particular real estate properties. If unidentified environmental problems arise, we may have to make substantial payments which could adversely affect our business, financial condition and results of operations because:

  •
  as owner or operator, we may have to pay for property damage and for investigation and clean-up costs incurred in connection with the contamination;

  •
  the law typically imposes clean-up responsibility and liability regardless of whether the owner or operator knew of or caused the contamination;

  •
  even if more than one person may be responsible for the contamination, each person who shares legal liability under the environmental laws may be held responsible for all of the clean-up costs; and

  •
  governmental entities and third parties may sue the owner or operator of a contaminated site for damages and costs.

    These costs could be substantial and in extreme cases could exceed the value of the contaminated property. The presence of hazardous or toxic substances or petroleum products or the failure to properly remediate contamination may materially and adversely affect our ability to borrow against, sell or rent an affected property. In addition, applicable environmental laws create liens on contaminated sites in favor of the government for damages and costs it incurs in connection with a contamination.

    Environmental laws also govern the presence, maintenance and removal of asbestos. Such laws require that owners or operators of buildings containing asbestos:

  •
  properly manage and maintain the asbestos;

  •
  notify and train those who may come into contact with asbestos; and

  •
  undertake special precautions, including removal or other abatement, if asbestos would be disturbed during renovation or demolition of a building.

    Such laws may impose fines and penalties on building owners or operators who fail to comply with these requirements and may allow third parties to seek recovery from owners or operators for personal injury associated with exposure to asbestos fibers.

CAUTIONARY STATEMENTS REGARDING
FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT

A Warning About Forward Looking Statements.

    This joint proxy statement and prospectus contains or incorporates statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The companies intend such forward looking statements to be covered by the safe harbor provisions for forward-looking statements, and are including this statement for purposes of complying with these safe harbor provisions. Forward-looking statements appear in a number of places in this joint proxy statement and prospectus, including, without limitation, under "Summary," "Risk Factors," and "Terms of the Restructuring and Merger," and include statements regarding the intent, belief or current expectations of LQ Corporation and LQ Properties or their directors or officers with respect to the matters discussed in this joint proxy statement and prospectus. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various uncertainties and other factors, including, without limitation:

  •
  completion of the transactions described herein and the ability of the companies to successfully grow its lodging business;

  •
  the availability of capital for acquisitions and for renovations and the conditions of the capital markets in general;

  •
  competition within the lodging industry and the healthcare industry;

  •
  competition in franchising the La Quinta® brand;

  •
  the cyclicality of the real estate business, the lodging business and the healthcare business;

  •
  general real estate and economic conditions;

  •
  decreases in consumer confidence, which may result in less consumer spending and lower demand for our lodging business;

  •
  decreases in business spending and increased transportation costs, which may result in lower demand for our lodging business;

  •
  interruptions in transportation systems which may result in reduced business and leisure travel;

  •
  the possibility of a general economic recession, which may adversely affect our business and markets and our ability to obtain cost-effective equity and/or debt financing;

  •
  interest rates;

  •
  the ability of the companies to continue to successfully sell healthcare assets;

  •
  the ultimate outcome of litigation filed against the companies;

  •
  the enactment of legislation further impacting the companies;

  •
  the continuing ability of LQ Properties to qualify as a REIT; and

  •
  other risks described in this joint proxy statement and prospectus and in the companies' annual, quarterly and current reports incorporated by reference herein, including those identified in the companies' joint annual report on Form 10-K for the year ended December 31, 2000. See "Where You Can Find Additional Information" beginning on page 135.

RECENT DEVELOPMENTS

    Since the filing of the companies' most recent quarterly report on Form 10-Q for the period ended June 30, 2001, the La Quinta Boards of Directors approved a share repurchase program. Under this share repurchase program, the companies may from time to time repurchase paired shares. As of the date of this joint proxy statement and prospectus, the companies have not repurchased any paired shares under this plan. In the event paired shares are repurchased prior to the completion of the restructuring, LQ Properties will repurchase the entire paired share. LQ Properties will repurchase its portion of the paired share, which represents the substantial majority of the value of a paired share, for its own account and will purchase LQ Corporation's portion of the paired share, which represents a small portion of the overall value of a paired share, on behalf of LQ Corporation. LQ Properties will thereafter transfer the LQ Corporation portion of the paired share to LQ Corporation or a subsidiary of LQ Corporation.

    The terrorist attacks have negatively impacted general economic, market and political conditions. The recent terrorist attacks, compounded with the slowing national economy, have resulted in substantially reduced demand for lodging for both business and leisure travelers across all lodging segments. While we currently cannot project the precise impact of these events on La Quinta, we do expect that the reduced lodging demand will result in significant declines in revenue per available room (RevPAR) and earnings before interest, taxes, depreciation and amortization for the full-year compared to last year.

THE SPECIAL MEETINGS OF LA QUINTA STOCKHOLDERS

Date, Time and Place

    We will hold the special meetings on  •  , 2002 at  •  . The special meeting of the stockholders of LQ Properties will be held at 10:00 a.m., local time, and the special meeting of the stockholders of LQ Corporation will follow at 10:30 a.m., local time.

Purpose of the Special Meetings

LQ Properties

    At the LQ Properties special meeting, you will be asked to consider and vote upon the following proposals (collectively, the "LQ Properties Proposals"):

  •
  Proposal 1: To consider and vote upon a proposal to adopt the merger agreement pursuant to which the restructuring will be implemented. A vote for adoption of the merger agreement has the effect of approving the restructuring and the other transactions contemplated by the merger agreement including, without limitation, the amendment of LQ Properties' certificate of incorporation. We have attached a copy of the merger agreement as Annex A. Please read it and the other information contained in this joint proxy statement and prospectus carefully before deciding how to vote.

  •
  Proposal 2: To consider and vote upon a proposal to approve the La Quinta Corporation 2002 Stock Option and Incentive Plan and the related issuance of shares of Class B common stock in connection with future grants under the plan. We have attached a copy of the Stock Option Plan as Annex B. Please read it and the other information contained in this joint proxy statement and prospectus including, without limitation, the section entitled "Other Proposals—Approval of the La Quinta Corporation 2002 Stock Option and Incentive Plan," carefully before deciding how to vote.

  •
  Proposal 3: To consider and vote upon a proposal to approve the La Quinta Corporation Employee Stock Purchase Plan and the related issuance of shares of Class B common stock in connection with the purchase of paired shares under the plan. We have attached a copy of the Stock Purchase Plan as Annex C. Please read it and the other information contained in this joint proxy statement and prospectus including, without limitation, the section entitled "Other Proposals—Approval of the La Quinta Corporation Employee Stock Purchase Plan," carefully before deciding how to vote.

LQ Corporation

    At the LQ Corporation special meeting, you will be asked to consider and vote upon the following proposals (collectively, the "LQ Corporation Proposals"):

  •
  Proposal 1: To consider and vote upon a proposal to adopt the merger agreement pursuant to which the restructuring will be implemented. A vote for adoption of the merger agreement has the effect of approving the restructuring and the other transactions contemplated by the merger agreement. We have attached a copy of the merger agreement as Annex A. Please read it and the other information contained in this joint proxy statement and prospectus carefully before deciding how to vote.

  •
  Proposal 2: To consider and vote upon a proposal to approve and adopt the amended and restated certificate of incorporation of LQ Corporation. We have attached a copy of the proposed LQ Corporation certificate of incorporation as Annex D. Please read it and the other information contained in this joint proxy statement and prospectus, including without limitation, the section entitled "Other Proposals—Approval of the Amendment of the LQ Corporation Certificate of Incorporation," carefully before deciding how to vote.

  •
  Proposal 3: To consider and vote upon a proposal to approve the La Quinta Corporation 2002 Stock Option and Incentive Plan. We have attached a copy of the Stock Option Plan as Annex B. Please read it and the other information contained in this joint proxy statement and prospectus including, without limitation, the section entitled "Other Proposals—Approval of the La Quinta Corporation 2002 Stock Option and Incentive Plan," carefully before deciding how to vote.

  •
  Proposal 4: To consider and vote upon a proposal to approve the La Quinta Corporation Employee Stock Purchase Plan. We have attached a copy of the Stock Purchase Plan is attached as Annex C. Please read it and the other information contained in this joint proxy statement and prospectus including, without limitation, the section entitled "Other Proposals—Approval of the La Quinta Corporation Employee Stock Purchase Plan," carefully before deciding how to vote.

    For the restructuring of LQ Corporation and LQ Properties to occur, stockholders of LQ Corporation must approve each of Proposals 1 and 2 of the LQ Corporation Proposals and stockholders of LQ Properties must approve Proposal 1 of the LQ Properties Proposals.

Recommendation of the Boards of Directors

LQ Properties

    The LQ Properties Board of Directors has determined that the merger agreement and the other transactions contemplated by the merger agreement are fair to LQ Properties and its stockholders. The Board has unanimously approved the adoption of the merger agreement, the restructuring and the other transactions contemplated by the merger agreement and has declared these actions advisable and in the best interests of LQ Properties and its stockholders. The LQ Properties Board of Directors unanimously recommends that you vote in favor of all of the LQ Properties Proposals by voting "FOR" the adoption of the merger agreement, "FOR" the approval of the La Quinta Corporation 2002 Stock Option and Incentive Plan and the related issuance of Class B common stock in connection with future grants thereunder and "FOR" the approval of the La Quinta Corporation Employee Stock Purchase Plan and the related issuances of shares of Class B common stock in connection with the purchase of paired shares under the plan.

LQ Corporation

    The LQ Corporation Board of Directors has determined that the merger agreement and the other transactions contemplated by the merger agreement are fair to LQ Corporation and its stockholders. The Board has unanimously approved the adoption of the merger agreement, the restructuring and the other transactions contemplated by the merger agreement and has declared these actions advisable and in the best interests of LQ Corporation and its stockholders. The LQ Corporation Board of Directors unanimously recommends that you vote in favor of all the LQ Corporation Proposals by voting "FOR" the adoption of the merger agreement, "FOR" approval and adoption of the amended and restated certificate of incorporation of LQ Corporation, "FOR" the La Quinta Corporation 2002 Stock Option and Incentive Plan and "FOR" the La Quinta Corporation Employee Stock Purchase Plan.

Voting Rights; Vote Required

LQ Properties

    Record Date; Shares Entitled to Vote; Quorum.  Holders of record of LQ Properties common stock at the close of business on  •  , 2001, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, there were   •  shares of LQ Properties common stock entitled to vote. Holders of record of LQ Properties common stock are entitled to one vote per share of LQ Properties common stock on all matters coming before the special meeting. The holder of Series B preferred stock also is entitled to vote, together as a single class, with the holders of

LQ Properties common stock, on an as converted basis. The holder of Series B preferred stock also has appraisal rights under Delaware law and a copy of such appraisal rights has been separately forwarded to this holder. A quorum is present at the special meeting if the holders of shares representing a majority of the outstanding shares of capital stock entitled to vote at the special meeting, are represented at the special meeting in person or by proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. Shares of LQ Properties common stock represented at the special meeting but not voting, including shares representing abstentions or broker non-votes, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

    Vote Required.  The adoption of the merger agreement requires the affirmative vote of stockholders holding a majority of the shares of LQ Properties capital stock outstanding on the record date entitled to vote. The required vote of LQ Properties stockholders is based upon the number of outstanding shares of LQ Properties common stock, rather than upon the shares actually voted. THEREFORE, THE FAILURE BY THE HOLDER OF ANY SUCH SHARES TO SUBMIT A PROXY OR TO VOTE IN PERSON AT THE SPECIAL MEETING, INCLUDING ABSTENTIONS AND BROKER NON-VOTES, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT.

    The Stock Option Plan and the Stock Purchase Plan will be approved if they receive the affirmative vote of the stockholders holding a majority of the shares of LQ Properties capital stock outstanding on the record date entitled to vote, present in person or represented by proxy at the special meeting and entitled to vote on this proposal, provided that a quorum is present. Abstentions will be counted as present and entitled to vote, thus having the effect of a vote against approval of the Stock Option Plan and Stock Purchase Plan. Broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on the proposal. In addition, in accordance with the rules of the New York Stock Exchange, a majority of outstanding shares of LQ Properties capital stock entitled to vote must cast a vote on these proposals and the affirmative votes must constitute at least a majority of the quorum. For this purpose, abstentions will be counted as votes cast and broker non-votes will not be counted as votes cast.

LQ Corporation

    Record Date; Shares Entitled to Vote; Quorum.  Only holders of record of LQ Corporation common stock at the close of business on  •  , 2001, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, there were  •  shares of LQ Corporation common stock entitled to vote. A quorum is present at the special meeting if a majority of the outstanding shares of LQ Corporation common stock issued and outstanding on the record date and entitled to vote at the special meeting are represented at the special meeting in person or by proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. Holders of record of LQ Corporation common stock are entitled to one vote per share on each matter submitted to a vote at the special meeting. Shares of LQ Corporation common stock represented at the special meeting but not voting, including shares representing abstentions or broker non-votes, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

    Vote Required.  The adoption of the merger agreement and the adoption of the amended and restated certificate of incorporation of LQ Corporation requires the affirmative vote of stockholders holding a majority of the shares of LQ Corporation common stock outstanding on the record date. The required vote of LQ Corporation stockholders is based upon the number of outstanding shares of LQ Corporation common stock, rather than upon the shares actually voted. THEREFORE, THE FAILURE

BY THE HOLDER OF ANY SUCH SHARES TO SUBMIT A PROXY OR TO VOTE IN PERSON AT THE SPECIAL MEETING, INCLUDING ABSTENTIONS AND BROKER NON-VOTES, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT AND AGAINST THE APPROVAL TO AMEND AND RESTATE LQ CORPORATION'S CERTIFICATE OF INCORPORATION.

    The Stock Option Plan and the Stock Purchase Plan will be approved if they receive the affirmative vote of the stockholders holding a majority of the shares of LQ Corporation common stock outstanding on the record date, present in person or represented by proxy at the special meeting and entitled to vote on this proposal, provided that a quorum is present. Abstentions will be counted as present and entitled to vote, thus having the effect of a vote against approval of the Stock Option Plan and Stock Purchase Plan. Broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on the proposal. In addition, in accordance with the rules of the New York Stock Exchange, a majority of outstanding shares of LQ Corporation common stock must cast a vote on these proposals and the affirmative votes must constitute at least a majority of the quorum. For this purpose, abstentions will be counted as votes cast and broker non-votes will not be counted as votes cast.

Shares Owned by Directors, Executive Officers and Affiliates

LQ Properties

    At the close of business on the record date, directors and executive officers of LQ Properties and their affiliates beneficially owned and were entitled to vote  •  shares of LQ Properties common stock, which represented approximately  •  % of the shares of LQ Properties common stock outstanding on that date.

LQ Corporation

    At the close of business on the record date, directors and executive officers of LQ Corporation and their affiliates beneficially owned and were entitled to vote  •  shares of LQ Corporation common stock, which represented approximately  •  % of the shares of LQ Corporation common stock outstanding on that date.

Voting of Proxies

LQ Properties

    All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders. PROPERLY EXECUTED PROXIES THAT DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED "FOR" ADOPTION OF THE MERGER AGREEMENT, "FOR" APPROVAL OF THE LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN AND "FOR" APPROVAL OF THE LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

    Brokers who hold shares of LQ Properties common stock in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares without specific instructions from those customers. These non-voted shares are referred to as "broker non-votes" and count as votes AGAINST the approval of the LQ Properties Proposals, except with respect to the proposals 2 and 3 to approve the Stock Option Plan and the Stock Purchase Plan, in which case broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on those proposals. Accordingly, if your shares are held in the name of a bank or broker, please follow the instructions you receive on your proxy card to ensure that your shares are properly voted at the meeting.

    The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the merger agreement will be voted in favor of any such adjournment or postponement.

    We do not expect that any matters other than the LQ Properties Proposals will be brought before the special meeting. If, however, the LQ Properties Board of Directors properly presents other matters, the persons named as proxies will vote in accordance with their judgment.

LQ Corporation

    All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders. PROPERLY EXECUTED PROXIES THAT DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED "FOR" ADOPTION OF THE MERGER AGREEMENT, "FOR" APPROVAL TO AMEND AND RESTATE LQ CORPORATION'S CERTIFICATE OF INCORPORATION, "FOR" APPROVAL OF THE LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN AND "FOR" APPROVAL OF THE LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

    Brokers who hold shares of LQ Corporation common stock in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares without specific instructions from those customers. These "broker-non-votes" will count as votes AGAINST the approval of the LQ Corporation Proposals, except with respect to proposals 3 and 4 to approve the Stock Option Plan and the Stock Purchase Plan, in which case broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on those proposals. Accordingly if your shares are held in the name of a bank or broker, please follow the instructions on your proxy card to ensure that your shares are properly voted at the meeting.

    The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the merger agreement will be voted in favor of any such adjournment or postponement.

    We do not expect that any matters other than the LQ Corporation Proposals will be brought before the special meeting. If, however, the LQ Corporation Board of Directors properly presents other matters, the persons named as proxies will vote in accordance with their judgment.

Revocation of Proxies

LQ Properties

    The grant of a proxy pursuant to this solicitation does not preclude an LQ Properties stockholder from voting in person at the special meeting. You may revoke your proxy at any time prior to its exercise by submitting a new proxy bearing a later date, by notifying the secretary of LQ Properties in writing that the proxy has been revoked, or by appearing at the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

LQ Corporation

    The grant of a proxy pursuant to this solicitation does not preclude an LQ Corporation stockholder from voting in person at the special meeting. You may revoke your proxy at any time prior to its exercise by submitting a new proxy bearing a later date, by notifying the secretary of LQ Corporation in writing that the proxy has been revoked, or by appearing at the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

Cross Conditioning of Proposals

    The LQ Properties Board of Directors has conditioned the effectuation of LQ Properties Proposal 1 to adopt the merger agreement, pursuant to which the restructuring will be implemented, on the approval by the LQ Corporation stockholders to adopt the merger agreement and to amend and restate the LQ Corporation certificate of incorporation because each of these proposals is an important component of the restructuring.

    The LQ Corporation Board of Directors has conditioned the effectuation of LQ Corporation Proposals 1 and 2 to adopt the merger agreement and to amend and restate the LQ Corporation certificate of incorporation, respectively, on the approval of the LQ Properties stockholders to adopt the merger agreement pursuant to which the restructuring will be implemented because each of these proposals is an important component of the restructuring.

Solicitation of Proxies

    LQ Corporation and LQ Properties will bear the cost of the solicitation of proxies from their stockholders. In addition to solicitation by mail, the directors, officers and employees of LQ Corporation and LQ Properties may solicit proxies from stockholders in person, or by telephone or other electronic means. These individuals will receive no additional compensation, but may be reimbursed for their out-of-pocket expenses. LQ Corporation and LQ Properties will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. LQ Corporation and LQ Properties will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so.

    D.F. King & Co., Inc. will assist in the solicitation of proxies by LQ Corporation and LQ Properties. We will pay D.F. King & Co., Inc. a fee of $  •  , plus reimbursement of certain out-of-pocket expenses, and we will indemnify them against any losses arising out of its proxy solicitation services on our behalf.

    You should not send any stock certificates with your proxy cards. A transmittal form with instructions for the surrender of your existing stock certificates and delivery of your new stock certificates will be mailed to you shortly after completion of the restructuring.

THE COMPANIES

LQ Properties

    Headquartered in Irving, Texas, LQ Properties owns, maintains leasehold interests in or invests in the 300 La Quinta® Inns and La Quinta® Inn and Suites that are operated in 30 states by LQ Corporation. LQ Properties also has interests in 109 healthcare related facilities which it leases, owns or invests in, or provides financing to, third party operators of long-term care (skilled nursing) and assisted living facilities and psychiatric and substance abuse facilities.

    In addition to owning nearly 300 mid-priced lodging facilities, LQ Properties also franchises La Quinta® branded lodging facilities to independent owners/operators. LQ Properties (formerly known as Meditrust Corporation) acquired the paired share structure in 1997 by acquiring Santa Anita Realty Enterprises and Santa Anita Operating Company, which had operated under the paired share structure since 1979.

    LQ Properties was incorporated in the State of Delaware in 1979. The address of its principal executive office is 909 Hidden Ridge, Suite 600, Irving, Texas, and the telephone number at that address is (214) 492-6600.

LQ Corporation

    LQ Corporation operates the lodging facilities owned or leased by LQ Properties. LQ Properties conducts its business under the La Quinta® brand name. LQ Corporation (formerly known as Meditrust Operating Company) does not conduct any activities related to LQ Properties' healthcare related assets.

    LQ Corporation was incorporated in the State of Delaware in 1979. The address of its principal executive office is 909 Hidden Ridge, Suite 600, Irving, Texas, and the telephone number at that address is (214) 492-6600.

PROPOSAL 1—TO ADOPT THE MERGER AGREEMENT PURSUANT TO WHICH THE RESTRUCTURING WILL BE IMPLEMENTED

Summary of the Terms of the Restructuring and the Merger

    LQ Corporation and LQ Properties propose to restructure their existing organization. Under this restructuring, LQ Properties will become a subsidiary controlled by LQ Corporation. In order to accomplish the restructuring, LQ Corporation and LQ Properties entered into a merger agreement with LQP Acquisition Corp., a newly formed, wholly owned subsidiary of LQ Corporation. Pursuant to the merger agreement, LQP Acquisition Corp. will merge with and into LQ Properties with LQ Properties, which will continue to be a REIT for tax purposes, surviving the merger and becoming a subsidiary controlled by LQ Corporation. In connection with the merger, LQ Properties will issue two new classes of stock designated as Class A common stock and Class B common stock. Pursuant to the merger agreement, LQ Properties will issue all of the Class A common stock to LQ Corporation and will issue the Class B common stock to the LQ Properties common stockholders. The terms of LQ Properties Series A preferred stock and Series B preferred stock will not be affected by the merger and restructuring. The Class B common stock will be paired and trade as a unit with LQ Corporation common stock on the New York Stock Exchange.

Background of the Restructuring

    Background.  In November 1997, as part of its acquisition of The Santa Anita Companies, the predecessor to LQ Properties acquired the benefits of a unique organizational structure referred to as a "paired share" or "stapled" structure. The paired share structure consists of shares of common stock of LQ Properties, a REIT, that are "paired" or "stapled" to the common stock of LQ Corporation, an operating company organized as a taxable C-corporation. As a result, these shares of common stock are paired and trade together as a single unit called a paired share. At the time of the acquisition of The Santa Anita Companies, the paired share structure provided certain benefits because, as a stapled REIT, it permitted LQ Properties to lease its properties to LQ Corporation, thus allowing holders of paired shares to share in the operating profit which normally would benefit a third party operator. In 1984, Congress enacted legislation providing that stapled entities were to be treated as one entity for purposes of determining whether either company qualifies as a REIT. However, these provisions do not apply to LQ Corporation and LQ Properties because Congress exempted or "grandfathered" all REITs that were stapled entities prior to June 30, 1983.

    Changes in the Law Diminished the Benefits of the Paired Share Structure.  On July 22, 1998, Congress passed the Restructuring and Reform Act of 1998. The Reform Act effectively froze the grandfathered status of paired share REITs. Although the legislation did not entirely remove the benefits of the stapled REIT structure, it imposed limits on the ability of grandfathered paired share REITs to use this structure for future growth. In response to this legislation, we performed an analysis of the impact of the Reform Act during the third and fourth quarters of 1998. As an outcome of this analysis, the La Quinta Boards of Directors recommended that changes be made to our corporate documents to, among other things, allow either LQ Corporation or LQ Properties to issue unpaired equity securities. La Quinta's stockholders approved these changes in May 1999 giving the Boards the flexibility to "destaple" La Quinta in response to the Reform Act. At that time we stated our intention to preserve the paired share structure of La Quinta for the near future while we focused on our lodging and healthcare segments including the sale of certain healthcare and non-strategic assets with the proceeds of these sales utilized to reduce near-term debt. We recognized, however, that La Quinta may need to implement a structure other than the paired share structure due to the significant limitations for growth imposed by the Reform Act. In 1999, the Ticket to Work and Work Incentives Improvement Act of 1999, commonly known as the REIT Modernization Act, was enacted. The REIT Modernization Act placed additional limits on the ability of LQ Properties to grow through construction or acquisition of new hotels or the acquisition of other lodging brands or companies.

    Focus on Lodging Division.  In January 2000, we announced our Five Point Plan. This plan of reorganization provided for, among other things, an orderly disposition of a significant portion of our healthcare assets, substantial reduction in debt and an intent to focus on enhancing the long-term growth potential of our lodging division. Consistent with our focus on lodging operations, we initiated a franchising program in the fall of 2000 pursuant to which franchisees receive certain rights, including the right to operate under the La Quinta® brand name, in return for royalty and other fees.

    Restructuring Proposals.  In October 2000, members of the companies' management held preliminary discussions with Morgan Stanley, Goodwin Procter LLP, the companies' outside counsel, and PricewaterhouseCoopers LLP, the companies' independent accountants, to reevaluate the companies' financial, legal and tax structure in order to determine the best platform for growing La Quinta and enhancing stockholder value going forward. The evaluation considered the limitations imposed by the Reform Act and the REIT Modernization Act, as well as the companies' announced intention to focus on the lodging business (including franchising, which generates royalty income) and to sell a significant portion of its healthcare assets. Management noted that due to recent sales of healthcare assets and the resulting loss of "good" income (for purposes of REIT compliance) received by LQ Properties from previously owned healthcare assets, combined with the "bad" income (for purposes of REIT compliance) received by LQ Properties from royalties generated by LQ Properties' licensing of the La Quinta® brand, it was anticipated that LQ Properties would fail to satisfy the 95% REIT income test in the near term if no actions were taken. Although LQ Properties could extend the time before which it failed the 95% income test by, among other things, transferring a portion of the intellectual property rights associated with the La Quinta® brand and the associated royalty payments to LQ Corporation, the portion of the La Quinta® brand that could be transferred is significantly limited by the 95% income test, and a transfer could result in an entity level tax being imposed on LQ Properties. Other alternatives considered to address REIT qualification issues had significant drawbacks. The companies retained Morgan Stanley as its financial advisor and Goodwin Procter continued in its capacity as counsel to the companies to assist the companies in the ongoing evaluation of restructuring alternatives from a financial, legal and tax perspective.

    On November 2, 2000, at a regularly scheduled joint meeting, the Boards reviewed materials prepared by the companies' financial advisor. The materials presented various restructuring alternatives and the strategic, financial, legal and tax advantages and disadvantages of each alternative. The restructuring alternatives included:

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  maintaining the status quo (i.e. the paired share structure);

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  adopting a "semi-stapled" structure (modifying the current pairing provisions so that a majority of the shares of LQ Corporation and LQ Properties could be sold and traded separately);

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  destapling LQ Corporation and LQ Properties;

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  eliminating the paired share status altogether, but maintaining a relationship between the companies pursuant to intercompany agreements (a "paper-clipped structure");

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  converting to a C-corporation by merging LQ Corporation and LQ Properties and abandoning LQ Properties' REIT status; and

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  converting to a C-corporation with REIT subsidiary structure.

    Before considering the various restructuring alternatives, the Boards concluded that the companies' business strategy should focus on strengthening and growing the La Quinta® brand, continuing to manage a substantial portion of the branded assets, expanding the franchising program, continuing to sell healthcare assets and, as circumstances warranted, positioning the companies to grow its real estate portfolio through the acquisition of select, well-located, strategic assets, including other real estate and brands. The Boards decided to analyze the restructuring alternatives in relation to this business strategy, which the Boards believed would lead to the maximization of long-term stockholder value. The Boards eliminated consideration of the status quo structure concluding that it would not allow the companies to focus on growing the La Quinta® brand and enhancing its lodging business due to REIT qualification issues arising under the federal tax legislation adopted in 1998 and 1999, and that it would also likely result in a significant increase in the cost of maintaining the REIT structure or the loss of REIT status altogether. The Boards also eliminated consideration of the paper-clipped structure because, over time, it would result in conflicts of interest between LQ Corporation and LQ Properties when the interests of stockholders of LQ Corporation and LQ Properties diverged as current stockholders of each of the companies transferred their stock separately. The Boards believed that neither the status quo, nor a paper-clipped structure, would lead to the maximization of long-term stockholder value.

    On December 7, 2000, the Boards met to review the restructuring alternatives in order to narrow the remaining alternatives. These discussions included presentations by Morgan Stanley, Goodwin Procter and PricewaterhouseCoopers regarding options available to address the "bad" income (for purposes of REIT compliance) received by LQ Properties in connection with its ownership and licensing of the La Quinta® brand. Taking into account the companies' business strategy, as well as the requirement that a restructuring should provide the most flexibility for the future growth of La Quinta, the Boards eliminated from consideration all but the C-corporation with REIT subsidiary and conversion to C-corporation alternatives. The Boards instructed the companies' financial, legal and tax advisors to analyze all aspects of the remaining two restructuring alternatives in order for the companies to understand the operational and financial long-term impact on La Quinta as well as to understand which potential restructuring alternative would most maximize stockholder value to the greatest extent.

    On December 20, 2000, the Boards again met with management, Morgan Stanley, Goodwin Procter and PricewaterhouseCoopers to review the remaining restructuring alternatives for which they had requested further analysis. The advantages and disadvantages of each of the remaining alternatives were discussed at length. Management advised the Boards that the C-corporation with REIT subsidiary alternative would allow LQ Properties to maintain REIT status for the near future as a substantial interest in the La Quinta® brand, and the associated royalty payments, may be able to be transferred tax-free to LQ Corporation in connection with this restructuring. The C-corporation with REIT subsidiary restructuring would also allow for a potential dividend to public stockholders with only one level of taxation although the conversion to C-corporation would allow the companies to grow their lodging real estate portfolio, management operations and brand franchising program without restrictions imposed by the Reform Act, the REIT Modernization Act and other federal tax laws. At the conclusion of this meeting, the Boards requested that the companies' financial, legal and tax advisors continue to analyze these two restructuring alternatives, including a proposed dividend policy for the Class A common stock and Class B common stock.

    On January 11, 2001, the Boards reviewed proposed terms of the Class A common stock and Class B common stock and discussed the advantages and disadvantages of the various terms presented. Management discussed alternatives which the companies could pursue to enhance stockholder value in addition to a stated dividend, such as a share repurchase plan. The Boards concluded that management should work with Morgan Stanley to provide a more detailed analysis of a share repurchase plan and dividend policies for further discussion. Due to continuing work on the establishment of a new credit facility and healthcare asset sales, management recommended, and the Boards concurred, that further analysis of, and any decision on, a potential restructuring should wait until the debt restructuring was completed.

    Following this meeting, the companies continued to negotiate with potential lenders regarding a new credit agreement and continued to sell healthcare assets.

    On June 8, 2001, the companies entered into a new credit agreement. Subsequently, on June 28, 2001, at the joint annual meeting of the Boards of Directors, management proposed to the Boards that at the next regularly scheduled meeting in August, a detailed and comprehensive analysis of the C-corporation with REIT subsidiary restructuring alternative should be presented by management and the companies' financial, legal and tax advisors. Although the Boards determined that a thorough analysis of the C-corporation with REIT subsidiary restructuring should be undertaken, they did not eliminate conversion to C-corporation alternatives.

    On August 2, 2001, the Boards met to review in depth the proposed C-corporation with REIT subsidiary structure with management and the companies' financial, legal and tax advisors. At this meeting, Morgan Stanley made additional presentations to the Boards on the C-corporation with REIT subsidiary structure. Following lengthy discussions of the advantages and disadvantages of this restructuring alternative, the Boards instructed management, with the assistance of the companies' financial, legal and tax advisors, to consider and make a recommendation to the Boards concerning the terms of the Class A and Class B common stock, including the dividend level, if any, to be established for the Class B common stock. The Boards also instructed management to formalize drafts of documents related to the C-corporation with REIT subsidiary restructuring for presentation to the Boards.

    During August and September, the companies' management, with the assistance of the companies' financial, legal and tax advisors, considered various terms for the Class A and Class B common stock, including the dividends, if any, to be established for the Class B common stock. Management noted that an important factor to be considered in setting the dividend level would be to formulate the dividend so that the portion of income of LQ Properties that may be paid as dividends could be deducted from the taxable income of LQ Properties (and therefore would not be subject to federal entity-level tax). In order to assure this deduction, management was advised by its tax and legal advisors that the Class B common stock would need to have fixed or formulaic dividend rights. In connection with these considerations, a number of variations of the previously proposed structures, including several conversions to C-corporation alternatives, were analyzed further to determine in greater detail the tax effect of these structures on the companies on a going-forward basis. These analyses involved additional considerations of tax planning matters and certain future growth strategies. After considering the various alternative terms of the Class A and Class B common stock, as well as the further analyses of some of the previously evaluated structures, management developed proposed terms of the Class A and Class B common stock for presentation to the Boards. Management also prepared, with the assistance of the companies' legal and tax advisors, materials to present to the Boards regarding the additional analyses undertaken during August and September. Management did not, however, elect to recommend an alternative structure to the Boards following the additional analyses.

    On October 10, 2001, management and the companies' legal and tax advisors distributed materials to the Boards for their consideration in advance of the October 15, 2001 joint meeting of the Boards.

    On October 15, 2001, the Boards met to further discuss the C-corporation with REIT subsidiary structure with management and the companies' tax and legal advisors. At this meeting, management made various presentations to the Boards including a thorough review of the materials previously provided to the Boards regarding the C-corporation with REIT subsidiary alternative, as well as a presentation regarding the additional analyses undertaken by management and the companies' advisors since the August 2, 2001 joint meeting of the Boards. The additional analyses included the effect that the various alternative restructuring transactions would have on the companies' tax attributes, preferred stock dividends and future operating and growth strategies. Management noted that converting the companies to one or more tax paying C-corporation entities would eliminate the deductibility of the dividends paid on LQ Properties' preferred stock and could, in some of the transactions analyzed, have adverse tax consequences to the companies and/or their stockholders. In addition, management noted

that the C-corporation with REIT subsidiary alternative would allow the companies' to utilize its current NOLs and give the Boards the ability to pay tax-advantaged dividends in the future. After extensive review of these additional analyses, management believed that the C-corporation with REIT subsidiary remained the best alternative to achieve the companies' long-term strategy and to enhance long-term stockholder value. In connection with the detailed discussion of the C-corporation with REIT subsidiary restructuring transaction, the proposed terms of the Class A common stock and Class B common stock were discussed, including the relative voting and liquidation preference rights, the right to redeem the Class B common stock and dividend rights. After further discussions among the members of the Boards and the companies' management about the operating and growth efforts that the companies may undertake in the future and the impact of the C-corporation with REIT subsidiary structure on these efforts, management recommended the proposed C-corporation with REIT subsidiary structure, together with the proposed terms of the Class A and Class B common stock, to the Boards for consideration. After further discussion among the members of the Boards, the Boards approved the C-Corporation with REIT subsidiary restructuring alternative, including in connection therewith, management's recommendation of the terms of the Class A common stock and Class B common stock. In addition, the Boards approved the merger agreement, the La Quinta Corporation 2002 Stock Option and Incentive Plan and the La Quinta Corporation Employee Stock Purchase Plan.

    On October 16, 2001, LQ Corporation and LQ Properties issued a joint press release announcing the Boards' approval of the restructuring transaction and on October 17, 2001, LQ Corporation and LQ Properties executed the merger agreement.

Our Reasons for the Restructuring

    We believe that the restructuring and the related transactions are fair to and in the best interests of our stockholders. We believe that the transactions will create short-term and long-term stockholder value by permitting LQ Properties to continue to satisfy the REIT income tests and long-term stockholder value by permitting La Quinta to grow its lodging real estate portfolio, management operations and brand franchising program without the restrictions imposed by tax legislation enacted in recent years.

    Each of the Boards unanimously approved the restructuring and the related transactions and unanimously recommends that stockholders of LQ Corporation and LQ Properties vote "FOR" all the proposals in this joint proxy statement and prospectus. In reaching this decision, the Boards consulted with members of management of their respective companies, as well as the companies' financial advisors, legal counsel and independent accountants, and considered numerous factors.

    In making its decision with respect to the restructuring and the related transactions, the Boards considered the following material factors which they considered to be favorable:

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  Future Growth. The restructuring will permit La Quinta to grow its lodging real estate portfolio, management operations and brand franchising program without the restrictions imposed by tax legislation enacted in recent years.

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  REIT Structure. The restructuring will retain as much of the existing REIT structure as possible and will permit LQ Properties to continue to qualify as a REIT.

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  Tax-Free Transfer of a Portion of the Brand. A portion of the intellectual property rights associated with the La Quinta® brand could be acquired by LQ Corporation in exchange for LQ Corporation common stock in a transaction that should be tax-free, as part of the restructuring. As a result of this brand transfer, the amount of "bad" income (for REIT qualification purposes) received by LQ Properties from the royalty fees generated by the brand would be reduced thus easing LQ Properties' increasing difficulty in satisfying the REIT income tests.

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  Future Structural Flexibility. The maintenance of LQ Properties as a REIT and subsidiary of LQ Corporation permits the companies to retain flexibility in the future to spin-off or sell real estate efficiently, or convert to a C-corporation structure, if deemed appropriate or necessary at some future time.

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  Ability to Pay Tax-Advantaged Dividends. The C-corporation with REIT subsidiary structure, unlike the straight C-corporation structure, will permit LQ Properties to distribute cash to its stockholders that is not first subject to federal income tax at the corporate level, as would be the case with a C-corporation. The Boards considered that no dividend on the Class B common stock would be paid prior to 2005, although the Boards also noted that payments of dividends on LQ Properties Class A common stock, if made, will be paid to LQ Corporation, the common stock of which will be paired with the LQ Properties Class B common stock.

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  Deductability of Preferred Stock Dividends. The restructuring will permit LQ Properties to continue to deduct dividends paid on the Series A Preferred Stock and Series B Preferred Stock.

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  Efficient Use of Net Operating Loss Carryforwards. In order to qualify as a REIT, LQ Properties must, among other things, distribute at least 90% of its REIT taxable income, excluding net capital gains. As of December 31, 2000, LQ Properties had a net operating loss, or NOL, carryforward of approximately $125 million which could be used to reduce its REIT taxable income. LQ Corporation pays ordinary corporate income taxes on its taxable income. As of December 31, 2000, LQ Corporation had NOL carryforwards of approximately $125 million that could be used to reduce future taxable income. The proposed restructuring would allow the companies to efficiently make use of these substantial NOLs and limit corporate taxes for the foreseeable future, subject to payment of any alternative minimum tax.

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  Flexibility to Retain Capital for Other Uses. The companies could retain capital, subject to REIT qualification requirements, for other corporate uses such as deleveraging, investment, acquisitions, franchise finance and/or potential share repurchases.

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  Less Dependence on Capital Markets. The ability of the companies to retain earnings would make La Quinta less dependent upon capital markets for capital to fund its operations and, at the same time, the structure provides greater and less expensive access to the capital markets, when and if necessary.

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  Continued Alignment of Stockholders' Interests. The restructuring will benefit stockholders by continuing to align their ownership interests in LQ Properties, a company that owns and leases real estate, with LQ Corporation, a company that operates a business that uses real estate.

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  Lack of Conflicts of Interests. The Boards considered the relative levels of potential and actual conflicts of interest inherent in the various restructuring alternatives that were considered, particularly in a paper-clipped structure, a semi-stapled structure, or a structure consisting of entirely separate companies. Each of these structures would have caused varying levels of conflicts of interests as the ownership of the common stock of each of the companies became more disparate. The Boards believed that the C-corporation with REIT subsidiary structure did not give rise to similar conflicts of interest. Accordingly, LQ Corporation and LQ Properties could continue to work cooperatively to maximize overall long-term stockholder value.

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  Judgment, Advice and Analysis of Management and Advisors. The Boards placed significant reliance on the judgment, advice and analyses of its management and financial, legal and accounting advisors.

    The Boards also considered the following potentially negative factors in its deliberations concerning the restructuring:

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  Differences in the Rights of the LQ Properties Class A and Class B Common Stock. The Boards considered the differences in the dividend rights, including the lack of a Class B common stock dividend prior to 2005 and a cap thereafter, as well as the liquidation and voting rights of the LQ Properties Class B common stock as compared to the Class A common stock. In addition, the Boards noted that the Class B common stock could be redeemed at any time for nominal value, including prior to 2005, when the Class B common stock becomes eligible for dividends.

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  Risk that Retained Capital will not Return Higher Rates of Return. The Boards considered the risk that La Quinta will not be able to return a higher after-federal income tax rate of return on its increased retained capital resulting from the restructuring than the average stockholder would be able to earn if that capital were returned to them.

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  Continued Operation as a REIT. Following the restructuring, LQ Properties expects to continue to operate so as to qualify as a REIT for federal income tax purposes. The Boards considered the additional time and expense that is required in order to do so.

    In the Boards' opinion, the factors listed above, along with the other factors discussed in this joint proxy statement and prospectus, represent the material potential risks and adverse consequences to existing stockholders which could occur as a result of the restructuring. The Boards considered the impact of these risks and consequences to the existing stockholders in evaluating the restructuring and related transactions. In the Boards' opinion, however, these potential risks and consequences were outweighed by the potential positive factors discussed above. Accordingly, the Boards voted unanimously to adopt the merger agreement which will implement the restructuring and related transactions.

    In view of the wide variety of factors considered by the Boards, the Boards did not find it practicable to, and therefore did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making their recommendations.

Recommendation of the Boards of Directors

    The Board of Directors of LQ Corporation unanimously recommends that you vote "FOR" adoption of the merger agreement, "FOR" approval and adoption of the amended and restated certificate of incorporation of LQ Corporation and "FOR" approval of each of the other proposals presented at the special meeting of LQ Corporation.

    The Board of Directors of LQ Properties unanimously recommends that you vote "FOR" adoption of the merger agreement and "FOR" approval of each of the other proposals presented at the special meeting of LQ Properties.

Accounting Treatment

    The restructuring will be accounted for as a reorganization of two companies under common control. There will be no revaluation of the assets and liabilities of the combining companies. If the restructuring would have occurred at June 30, 2001, La Quinta would have taken a one-time charge of approximately $401 million, primarily related to a deferred tax liability, as required by Statement of Financial Accounting Standards (SFAS) No. 109 of approximately $227.4 million and the write-off of intangibles of approximately $171.4 million that will result from the reorganization.

    After the restructuring, La Quinta's financial statements will be presented on a consolidated basis representing the operations of LQ Corporation and its subsidiaries, including LQ Properties. Because the Class B common stock will be registered under federal securities law, it is anticipated that the separate financial statements of LQ Properties will continue to be presented and filed in La Quinta's annual and quarterly reports to the SEC.

Regulatory Approvals

    LQ Corporation and LQ Properties have made certain filings and taken other actions necessary to obtain the approval of certain U.S. regulatory authorities in connection with the restructuring, including U.S. competition authorities. The waiting period under the HSR Act for the restructuring will expire on   •  , 2001, unless the Department of Justice or the Federal Trade Commission issues a request for additional information or other documentary materials.

Listing and Trading of Paired Shares

    We will apply to list the new paired shares consisting of LQ Corporation common stock and LQ Properties Class B common stock on the New York Stock Exchange. We expect that these new paired shares will trade under our current symbol "LQI."

Amendment of the Current Certificate of Incorporation of LQ Properties

    If the merger agreement is adopted and the restructuring is adopted by the stockholders, at the effective time of the merger, the amended and restated certificate of incorporation of LQ Properties, the LQ Properties Certificate, will be amended as set forth in Annex A, commencing on page A-28. As described below, the amended LQ Properties Certificate would (i) classify 1,000,000 shares of capital stock as "Class A common stock" and 500,000,000 shares of capital stock as "Class B common stock," (ii) make certain changes to reflect the proposed amendment of the pairing arrangement, (iii) make certain changes to reflect the increase in the ownership limit, (iv) make certain changes to reflect the elimination of the provisions designating the Series A non-voting convertible common stock and the Junior Participating preferred stock and (v) make certain other changes. For purposes of the description that follows, the amended certificate will be referred to as the Amended LQ Properties Certificate.

Current Provisions and Proposed Amendments

    Authorized Shares of Capital Stock.  The LQ Properties Certificate currently authorizes LQ Properties to issue 561 million shares of capital stock in LQ Properties, consisting of (i) 500 million shares of common stock, (ii) 6 million shares of preferred stock, of which 805,000 shares are designated as Series A preferred stock, 1,000 shares are designated as Series B preferred stock and 200,000 shares are designated as Junior Participating preferred stock, (iii) 30 million shares of series common stock, of which 10 million are designated as Series A non-voting convertible common stock and (iv) 25 million shares of excess stock. The LQ Properties Certificate grants to the Board of Directors the power to create and authorize the issuance of one or more classes or series of preferred stock and series common stock having the voting rights, rights to dividends and distributions, liquidation rights, conversion rights, exchange and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are not prohibited by the LQ Properties Certificate or applicable law and as are specified by the LQ Properties Board of Directors in their discretion.

    As of  •  , 2001,  •  shares of LQ Properties common stock were issued and outstanding and   •  were reserved for issuance, 700,000 shares of LQ Properties Series A Preferred stock were issued and outstanding and 1,000 shares of LQ Properties Series B Preferred stock were issued and outstanding. No shares of LQ Properties series common stock or excess stock were issued and outstanding.

    After the restructuring, the Board will be authorized to issue a Class B common stock and a Class A common stock. It is currently anticipated that approximately 143,000,000 shares of Class B common stock and 100,000 shares of Class A common stock will be issued in the merger and  •  shares of Class B common stock and no shares of Class A common stock will be reserved for issuance following the restructuring.

    Par Value of Common Stock.  The par value of the Class A common stock and the Class B common stock will be set as $0.01 per share. Currently, shares of LQ Properties common stock have a par value of $0.10 per share.

    Pairing Arrangement.  The terms of LQ Properties common stock currently require that, until the limitation on transfer provided for in Article Fourteenth of the LQ Properties Certificate is terminated, LQ Properties common stock shall not be transferable unless a simultaneous transfer is made by the same transferor to the same transferee, or such transferor has previously arranged with LQ Corporation for the acquisition by the transferee, of a like number of shares of LQ Corporation common stock and such shares and LQ Properties shares are paired and traded together with one another.

    After the restructuring, the Class B common stock of LQ Properties will be paired to and trade together with LQ Corporation common stock. Accordingly, the LQ Properties Certificate must be amended to provide for this new pairing arrangement.

    Increase in Ownership Limit.  The terms of the LQ Properties common stock currently provide generally that, subject to certain exceptions as provided in the LQ Properties Certificate, no "Person" (as defined in the LQ Properties Certificate) shall "Beneficially Own" or "Constructively Own" (each as defined in the LQ Properties Certificate) outstanding shares of equity stock in excess of 9.25% of the total number of outstanding shares of such equity stock of LQ Properties.

    After the restructuring, the 9.25% ownership limit will be increased to 9.9%. Accordingly, the LQ Properties Certificate must be amended to provide for this increase in the ownership limit.

    Elimination of Series A Non-Voting Convertible Common Stock and Junior Participating Preferred Stock.  The amendment would also eliminate the provisions designating the Series A non-voting convertible common stock and the Junior Participating preferred stock presently set forth in the LQ Properties Certificate. The shares of Series A non-voting convertible common stock were issued in connection with the Santa Anita merger and all of these shares were subsequently converted into LQ Properties common stock. Upon the conversion, these shares were acquired by LQ Properties and restored to the shares of authorized but unissued shares of undesignated series common stock. The shares of Junior Participating preferred stock were designated in connection with the companies' former shareholder rights plan. This rights plan was permitted to expire in August 1999. The companies do not currently have a shareholder rights plan.

Purpose and Effect of the Proposed Amendments

    Authorized Shares of Capital Stock.  The purpose of the proposed changes to Article Fourth of the LQ Properties Certificate is to provide for the authorization of the issuance of Class A and Class B common stock in order to consummate the restructuring. The LQ Properties Certificate currently does not authorize Class A common stock or Class B common stock. Accordingly, amendment of the LQ Properties Certificate is necessary in order to permit LQ Properties to effect the merger and the restructuring and to set forth the preferences, rights, voting powers, limitations as to dividends or distributions, qualifications, and terms or conditions of redemption rights of the Class A common stock and the Class B common stock.

    Pairing Arrangement.  The purpose of the proposed change to Article Fourteenth of the LQ Properties Certificate is to provide that, after the restructuring the new LQ Properties Class B common stock will be paired with LQ Corporation common stock, rather than the existing LQ Properties common stock.

    Increase in Ownership Limit.  For LQ Properties to qualify as a REIT under the Internal Revenue Code, it must meet certain requirements concerning the ownership of its outstanding shares of equity stock. Specifically, not more than 50% in value of LQ Properties' outstanding shares of capital stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Internal Revenue Code to include certain entities) (this ownership restriction is commonly referred to as the "5/50 Test") and, 100 or more persons must beneficially own LQ Properties capital stock. In addition, at least 75% of LQ Properties' gross income for each year must consist of qualified rents from real property and income from certain other real property investments. The Internal Revenue Code contains certain provisions that exclude rental income paid by a "related party" from the concept of qualified rents from real property for purposes of this gross income test. The Internal Revenue Code will treat LQ Corporation as a "related party" for purposes of this gross income test if LQ Properties owns, actually or constructively, 10% or more of the ownership interests in LQ Properties within the meaning of section 856(d)(2)(B) of the Internal Revenue Code. LQ Properties will be deemed to constructively own 10% or more of the ownership interests in LQ Corporation if a person holding 10% or more of LQ Properties common stock also holds 10% or more of LQ Corporation common stock. Thus, if one person held 10% or more of the outstanding paired shares, LQ Corporation would be deemed a related party of LQ Properties and LQ Properties would lose its status as a REIT. Accordingly, both of LQ Properties and LQ Corporation must have various restrictions on the ownership of shares of their capital stock in order to ensure that the 5/50 Test is met, as well as to ensure that rents received by LQ Properties from LQ Corporation are not deemed to be rents from a related party.

    Currently, the LQ Properties Certificate, subject to certain exceptions, provides that no single Person (other then "Look-Through Entities," as defined below), may "Beneficially Own" or "Constructively Own" more than 9.25% of the aggregate number of outstanding shares of any class or series of capital stock. The LQ Properties Certificate provides that pension plans described in section 401(a) of the Code and mutual funds registered under the Investment Company Act of 1940 ("Look-Through Entities") are subject to a 9.8% limitation ("Look-Through Ownership Limit").

    After the restructuring, the Ownership Limit and Look-Through Ownership Limit will each be increased to 9.9%. We are increasing the respective ownership limits in order to align these limits with the current ownership limitations found in comparable REIT certificates of incorporation. Additionally, these increased ownership limits will provide the companies and its stockholders with increased flexibility to acquire a greater interest in our companies.

Effective Time of the Amendment

    If the merger agreement is adopted by both the LQ Corporation stockholders and the LQ Properties stockholders, the LQ Properties Amended Certificate is expected to take effect at the effective time of the merger. If the closing under the merger agreement does not occur, the LQ Properties Amended Certificate will not be effective.

THE MERGER AGREEMENT

    The following is a summary of the material terms of the merger agreement. For a complete description of all of the terms of the merger, you should refer to the copy of the merger agreement that is attached to this joint proxy statement and prospectus as Annex A and incorporated herein by reference. You should read carefully the merger agreement in its entirety as it is the legal document that governs the merger.

General

    The merger agreement provides for the merger of LQP Acquisition Corp., newly organized, wholly owned subsidiary of LQ Corporation with and into LQ Properties and, at the effective time of the merger, the separate existence of LQP Acquisition Corp. will cease and LQ Properties will continue as the surviving entity. As a result of the merger, LQ Properties will become a subsidiary controlled by LQ Corporation.

Closing and Effective Time

    The completion of the merger will occur no later than the second business day after the satisfaction or waiver of all of the conditions to the merger set forth in the merger agreement, or at such other time or date as may be agreed to in writing by the parties to the merger agreement. LQ Properties and LQ Corporation currently expect to complete the merger promptly following stockholder approval of the merger and the other transactions described in this joint proxy statement and prospectus.

    As soon as practicable after all conditions to the completion of the merger are satisfied, LQ Properties and LQP Acquisition Corp. will execute and file a certificate of merger with the Secretary of State of the State of Delaware in the form required by, and executed in accordance with, the relevant provisions of Delaware law. The merger will be effective at such time as the certificate of merger has been duly filed with, has been examined by and has received the endorsed approval of, the Secretary of State of the State of Delaware or at such other time, if any, as LQ Properties and LQP Acquisition Corp. agree and specify in the certificate of merger.

    At the effective time of the merger, the amended and restated LQ Properties Certificate will be amended as set forth in Annex A, commencing on page A-28 attached hereto. As so amended, the LQ Properties Certificate will be the certificate of incorporation of LQ Properties following the merger and the current LQ Properties bylaws will be the bylaws of LQ Properties following the merger. The directors and officers of LQ Properties immediately prior to the effective time of the merger will remain the directors and officers of LQ Properties following the merger.

Tax Consequences

    It is intended by all of the parties to the merger agreement that the merger and the other transactions related to the merger will be treated as if the LQ Properties stockholders had exchanged a portion of their LQ Properties common stock for Class B common stock of LQ Properties in a recapitalization pursuant to section 368(a)(1)(E) of the Internal Revenue Code, and transferred the remaining portion of their LQ Properties common stock to LQ Corporation in a transaction qualifying under section 351(a) of the Code.

Effect on Capital Stock; Conversion of Shares

    As of the effective time of the merger, by virtue of the merger and without any action on the part of any parties to the merger agreement or the holders of any capital stock of such parties:

  •
  each issued and outstanding common share of LQP Acquisition Corp. will be converted automatically into one validly issued, fully paid and nonassessable share of Class A common stock of LQ Properties;

  •
  each issued and outstanding share of LQ Properties common stock that is owned by LQ Corporation, or any subsidiary of LQ Corporation, will be converted automatically into an equivalent (by value) number of validly issued, fully paid and nonassessable shares of Class A common stock of LQ Properties;

  •
  each issued and outstanding share of LQ Properties common stock that is owned by LQ Properties, or any subsidiary of LQ Properties, as treasury stock shall be automatically canceled and cease to exist without any conversion or consideration being delivered in exchange; and

  •
  each issued and outstanding share of LQ Properties common stock, other than those shares to be canceled or converted as described above, will be canceled, retired and cease to exist and will be converted automatically into the right to receive one validly issued, fully paid and nonassessable share of Class B common stock of LQ Properties.

LQ Properties Stock Options and Other Awards

    Each option, restricted stock award, performance share award or other award granted under the LQ Properties Amended and Restated 1995 Share Award Plan, which is outstanding (whether or not then exercisable) immediately prior to the effective time of the merger and which has not been exercised or canceled prior thereto, shall, at the effective time, be automatically converted into and become a corresponding option or other award with respect to the number of shares of Class B common stock of LQ Properties (and LQ Corporation common stock as a result of the pairing of the Class B common stock and the LQ Corporation common stock) following the merger equal to the number of shares of LQ Properties common stock subject to such option or other award, at an exercise price equal to the exercise price per LQ Properties share under the 1995 Plan. Each option or other award will be otherwise exercisable upon the same terms and conditions as were applicable under the 1995 Plan immediately prior to the effective time of the merger.

    Subject to the immediately preceding paragraph and except as may be otherwise agreed to by LQ Corporation and LQ Properties, the 1995 Plan shall remain in effect after the effective time of the merger, but no additional options or other awards shall be granted or issued pursuant thereto after the effective time.

Resale of LQ Properties Class A and Class B Common Stock

    LQ Properties Class A and Class B common stock issued in the merger will not be subject to any restrictions on transfer arising under the Securities Act of 1933, except to the extent such shares are held by a stockholder who may be deemed to be an "affiliate" of LQ Properties or LQ Corporation within the meaning of Rule 144 or Rule 145 under the Securities Act. Affiliates of LQ Properties and LQ Corporation will be subject to the limitations of Rule 144 and Rule 145, as applicable. This joint proxy statement and prospectus does not cover resales of LQ Properties Class A or Class B common stock received by any person upon completion of the merger, and no person is authorized to make any use of this joint proxy statement and prospectus in connection with any such resale.

Pairing of Shares

    As of the effective time, by virtue of the merger and without any action on the part of any party to the merger agreement or the stockholders of any such parties, the newly issued shares of Class B common stock and the outstanding shares of LQ Corporation common stock will be paired and transferable and traded only in combination as a single unit on the New York Stock Exchange.

Payment of Shares; Exchange of Certificates

    At or prior to the effective time, LQ Properties will deposit with the exchange agent for the merger, for the benefit of the LQ Properties stockholders, "back-to-back" certificates representing shares of Class B common stock and shares of LQ Corporation common stock that will be paired with the Class B common stock as described above. Although shares of LQ Corporation common stock are not being converted in the merger, the certificates representing the current paired shares of LQ Corporation and LQ Properties are "back-to-back" certificates, whereby each certificate representing LQ Corporation common stock is printed on the back of a certificate representing LQ Properties common stock. Accordingly, in order to surrender LQ Properties common stock and to receive Class B common stock, a holder must also send in his, her or its shares of LQ Corporation common stock.

    As soon as practicable after the effective time of the merger, the exchange agent will mail to each holder of record of a certificate or certificates representing current paired shares of LQ Corporation and LQ Properties common stock, a letter of transmittal and instructions for use in effecting the surrender of such certificates.

    Upon surrender of a certificate for cancellation to the exchange agent, together with the letter of transmittal, duly executed, the holder of the certificate will be entitled to receive a new "back-to-back" certificate representing the number of shares of Class B common stock and LQ Corporation common stock equal to the number of paired shares that were represented by the certificate surrendered. If a new certificate is to be issued or delivered in a name other than that in which the certificate surrendered is registered, it will be a condition of such exchange that the certificate surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will pay to the exchange agent any transfer or other taxes required by reason of the issuance of new certificates in a name other than that of the registered holder of the certificate surrendered, or will establish to the satisfaction of the exchange agent that such tax has been paid or is not applicable.

Dividends and Distributions

    All dividends or other distributions, if any, that are declared on or after the effective time of the merger on the shares of Class B common stock will be paid at the appropriate payment date or as promptly as practicable thereafter:

  •
  in the case of LQ Properties stockholders who have already surrendered their certificates and for which new Class B common stock certificates have already been issued, to the holders of record of such Class B common stock as of the record date(s) established for such dividends or distributions; or

  •
  in the case of LQ Properties stockholders who have not yet surrendered their certificates and for which new Class B common stock certificates have not been issued, subject to the effect of applicable laws, upon such surrender.

    In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

Representations and Warranties

    The merger agreement contains customary representations and warranties by each of LQ Corporation, LQP Acquisition Corp. and LQ Properties relating to, among other things:

  •
  existence, good standing, authority and compliance with law;

  •
  authorization, validity and effect of the merger agreement and the transactions;

  •
  capitalization;

  •
  no violation and consents;

  •
  compliance with SEC reporting requirements and the requirements related to this joint proxy statement and prospectus;

  •
  litigation;

  •
  absence of changes;

  •
  no undisclosed liabilities;

  •
  taxes;

  •
  title to assets;

  •
  intellectual property;

  •
  no brokers' or finder's fees;

  •
  required stockholder approvals; and

  •
  certain business practices.

Conduct of Business Covenants

    LQ Corporation and LQ Properties have agreed that, during the period from the date of the merger agreement to the effective time of the merger, except as otherwise approved by the other party, each will use its reasonable best efforts, and shall cause each of its subsidiaries to use its reasonable best efforts, to preserve intact their business organizations and goodwill and to, in all material respects, carry on their businesses and conduct their operations in the usual, regular and ordinary course. Each of LQ Corporation and LQ Properties further agreed that it will not take any action that could be reasonably expected to result in any of the representations and warranties of such party contained in the merger agreement becoming untrue in any material respect or any of the conditions to the merger not being satisfied.

Additional Agreements

    LQ Corporation and LQ Properties have also covenanted and agreed, during the period from the date of the merger agreement to the effective time of the merger, to use reasonable efforts to:

  •
  prepare and file this joint proxy statement and prospectus with the SEC;

  •
  duly call, give notice of and take all action necessary to convene and hold a meeting of their respective stockholders for the purpose of considering the merger and the transactions related thereto;

  •
  prepare and file all other filings required under federal or state law relating to the merger and the transactions related thereto;

  •
  prepare and submit to the New York Stock Exchange all reports, applications and other documents that may be necessary or desirable to enable the paired shares of LQ Corporation common stock and LQ Properties Class B common stock, to be listed for trading on the New York Stock Exchange; and

  •
  consult with each other prior to issuing any press release or other public announcement of the transactions described herein.

Indemnification

    LQ Corporation has agreed to cause LQ Properties (following the merger), and will guarantee the obligation of the surviving entity, to indemnify and hold harmless all past and present officers and directors of LQ Properties and LQ Properties' subsidiaries to the same extent such persons are indemnified by LQ Properties as of the date of the merger agreement for acts or omissions occurring at or prior to the effective time of the merger.

The Brand Transfer

    In connection with and subsequent to the merger, a portion of the intellectual property rights associated with the La Quinta® brand will be contributed by LQ Properties to LQ Corporation in exchange for shares of LQ Corporation common stock. This contribution will be effected through the use of two limited liability companies and an exclusive, perpetual, royalty-free right to franchise the La Quinta® brand. The parties intend that the series of steps pursuant to which LQ Properties transfers a portion of the intellectual property rights associated with the La Quinta® brand to LQ Corporation be tax-free under sections 351 and 721 of the Internal Revenue Code.

Transfer of Company Leases

    Prior to the closing of the merger, LQ Corporation and LQ Properties will use their reasonable best efforts to assign LQ Properties leases, between LQ Properties and certain LQ Properties subsidiaries and an LQ Corporation subsidiary, relating to real property leased from LQ Properties and certain LQ Properties subsidiaries to such LQ Corporation subsidiary, to LQ Corporation (or an LLC of which it is the sole member), as lessee. Such assignments will be a condition precedent to the closing of the merger.

Conditions to the Merger

    The respective obligations of each party to the merger agreement to effect the merger are subject to the fulfillment or waiver, at or prior to the closing, of each of the following conditions:

  •
  the merger agreement, the merger and the transactions related thereto shall have been duly approved by the requisite vote of the stockholders of LQ Corporation and LQ Properties;

  •
  the waiting period, if any, applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated;

  •
  no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect which would make the consummation of the merger illegal, or otherwise restrict, prevent or prohibit the consummation of the merger or any of the transactions related thereto;

  •
  LQ Corporation and LQ Properties shall have obtained the approval for the listing of the paired shares of LQ Corporation common stock and LQ Properties Class B common stock issuable in the merger and upon exercise of any LQ Properties options or other awards after the effective time, on the New York Stock Exchange, subject to official notice of issuance; and

  •
  there shall not have been any federal legislative or regulatory change that would cause LQ Properties to cease to qualify as a REIT for federal income tax purposes under the Internal Revenue Code.

    Additionally, the respective obligations of LQ Corporation and LQ Properties shall be further subject to the following conditions:

  •
  the representations and warranties of each of the parties shall be true and correct both when made and as of the effective time of the merger, except, with respect to the effective time, where the failure of such representations and warranties to be so true and correct, without giving effect to any limitation as to materiality or material adverse effect set forth therein, individually or in the aggregate, does not have, and could not reasonably be expected to have, a material adverse effect;

  •
  each of the other parties shall have performed, in all material respects, all obligations required to be performed by it under the merger agreement;

  •
  from the date of the merger agreement through the closing date, no change concerning any other party and any of its subsidiaries shall have occurred that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the current business, results of operations or financial condition of such party or its subsidiaries taken as a whole, except changes that (1) generally affect the industries in which such party operates, (2) relate to a general drop in stock prices in the United States resulting from political or economic turmoil, or (3) relate to or result from the announcement or pendency of the merger; and

  •
  all consents, authorizations, orders and approvals of any governmental commission, board, other regulatory body or third parties required to be made or obtained by any other party, and any of its subsidiaries and any affiliated entities, in connection with the execution, delivery and performance of the merger agreement shall have been obtained or made, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, could not reasonably be expected to have a material adverse effect.

    The obligations of LQ Properties are further conditioned on the filing by LQ Corporation with the Secretary of State of the State of Delaware, immediately prior to the effective time of the merger, of an amended certificate of incorporation in the form attached hereto at Annex D.

Termination of the Merger Agreement

    The merger agreement may be terminated and abandoned at any time prior to the effective time, whether before or after the approval of matters presented in connection with the merger by the stockholders of LQ Corporation and LQ Properties:

  •
  by the mutual written consent of LQ Corporation, LQ Properties and LQP Acquisition Corp.;

  •
  by either of LQ Corporation or LQ Properties:

  —
  if any required approval of the stockholders of LQ Corporation and LQ Properties shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders or at any adjournment thereof;

  —
  if any governmental entity shall have issued an injunction or taken any other action which permanently restrains, enjoins or otherwise prohibits the merger; or

    —
    if, without any material breach by the terminating party of its obligations under the merger agreement, the merger shall not have occurred on or before June 30, 2002, although neither LQ Corporation nor LQ Properties can terminate the merger agreement prior to July 31, 2002, if the merger has not occurred because the waiting period, if any, applicable to the consummation of the merger under the Hart-Scott-Rodino Act shall not have expired or been terminated or the pendency of a non-final injunction or other restraint;

  •
  by LQ Properties if LQ Corporation and/or LQP Acquisition Corp. shall have breached, in any material respect, any of their representations, warranties, covenants or other agreements contained in the merger agreement, which breach cannot be or has not been cured or waived within 15 days after the giving of written notice to LQ Corporation except, in any case, for such breaches which are not reasonably likely to affect adversely LQ Corporation's or the subsidiary's ability to consummate the merger; and

  •
  by LQ Corporation if LQ Properties shall have breached, in any material respect, any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach cannot be or has not been cured or waived within 15 days after the giving of written notice to LQ Properties except, in any case, for such breaches which are not reasonably likely to affect adversely LQ Properties' ability to consummate the merger.

Effect of Termination

    In the event of the termination of the merger agreement, the merger agreement shall forthwith become null and void and have no effect, without any liability on the part of any party thereto or such party's affiliates, trustees, directors, officers or stockholders and all rights and obligations of all parties thereto shall cease, except that no party shall be relieved from liability for any fraud or willful breach of the merger agreement.

Amendment

    The merger agreement may be amended by the parties thereto by an instrument in writing at any time before or after the approval by LQ Corporation and LQ Properties stockholders, but in any event following authorization by the LQ Corporation and LQ Properties Boards of Directors. After having received stockholder approval, no amendment shall be made to the merger agreement which by law requires further approval by the stockholders without obtaining such approval.

Extension; Waiver

    At any time prior to the closing of the merger, the parties to the merger agreement may, to the extent legally permitted:

  •
  extend the time for the performance of any of the obligations or other acts of any other party;

  •
  waive any inaccuracies in the representations and warranties; and

  •
  waive compliance with any of the agreements or conditions contained in the merger agreement. Any agreement by a party to the merger agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.
PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA

    The following unaudited Pro Forma Combined Consolidated Balance Sheet is presented as if the restructuring of LQ Corporation and LQ Properties and the disposition of assets to Care Realty, L.L.C. had occurred on June 30, 2001. Additionally, the Pro Forma Combined Consolidated Statements of Operations of La Quinta for the six months ended June 30, 2001 and the year ended December 31, 2000 assume these transactions as described above as detailed on pages 66 through 69 had occurred as of the beginning of the periods presented. The following unaudited Pro Forma Combined Consolidated Statements of Operations were derived from the Combined Statements of Operations of LQ Corporation and LQ Properties (together with their respective subsidiaries) filed with La Quinta's Quarterly Report on Form 10-Q for the six months ended June 30, 2001 and Annual Report on Form 10-K for the year ended December 31, 2000. In management's opinion, all of the material adjustments necessary to reflect the effects of the planned transaction have been made. The following unaudited Pro Forma Combined Statements of Operations do not reflect the pro forma effect of other real estate asset sales during the six months ended June 30, 2001 of real estate investments with net book values of $24,740,000 for net proceeds of $25,991,000. The following unaudited Pro Forma Combined Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2001, nor does it purport to present the future financial position of LQ Corporation and LQ Properties. Additionally, the following unaudited Pro Forma Combined Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of LQ Corporation and LQ Properties would have been assuming such transactions had been completed at the beginning of the periods presented, nor do they purport to present the results of operations for future periods. Further, the unaudited Pro Forma Combined Consolidated Statement of Operations for the interim period ended June 30, 2001 is not necessarily indicative of the results of operations for a full year. The following should be read together with the separate and combined financial statements and financial statement notes of La Quinta incorporated by reference in this joint proxy statement and prospectus. See "Where You Can Find Additional Information" beginning on page 135.

Restructuring

    LQ Corporation and LQ Properties propose to restructure their existing paired share REIT structure. Under the terms of the restructuring, the following events will occur:

  •
  LQ Corporation, LQ Properties and LQP Acquisition Corp., a newly formed, wholly owned subsidiary of LQ Corporation, will enter into a merger agreement.

  •
  LQP Acquisition Corp. will merge with and into LQ Properties with LQ Properties surviving the merger and becoming a subsidiary controlled by LQ Corporation.

  •
  As a result of the merger, currently outstanding shares of LQ Properties common stock will convert into shares of Class B (non-voting) common stock; and shares of common stock of LQP Acquisition Corp. will convert into shares of Class A (voting) common stock. Each share of Class B common stock will be paired with one share of the common stock of LQ Corporation. As the Class B common stock will represent less than 50 percent of the value of LQ Corporation, LQ Corporation and LQ Properties will not be "stapled entities" within the meaning of Internal Revenue Code section 269B(c)(2). Accordingly, certain restrictions on paired-share REITs imposed by the Internal Revenue Service Restructuring and Reform Act of 1998 will no longer apply to the companies.

  •
  LQ Properties intends to maintain its status as a REIT.

  •
  In addition, LQ Properties will transfer the unamortized portion of the La Quinta® brand and the rights associated therewith to one or more LLCs, and, subsequently, LQ Properties will transfer membership interests in the LLC/LLCs to LQ Corporation in exchange for LQ Corporation common stock in connection with restructuring.

Disposition of Assets to Care Realty, L.L.C.

    On April 3, 2001, pursuant to a Purchase and Sale Agreement dated as of December 20, 2000 and amended March 8, 2001 and March 29, 2001, LQ Corporation and LQ Properties announced the sale of its beneficial ownership interest in a majority of its long term care skilled nursing facilities to Care Realty, L.L.C.

    Total gross proceeds of $441 million included $406 million in cash and $35 million in subordinated indebtedness due April 2006 paying interest at a rate of 9%.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

	June 30, 2001
(In thousands, except per share data)	Combined Historical (a)	Recapitalization		Consolidated Pro Forma
Assets:
Real estate investments, net	$2,829,444	$—		$2,829,444
Cash and cash equivalents	203,363	—		203,363
Fees, interest and other receivables	66,541	—		66,541
Goodwill, net	446,579	(171,386	)(c)	275,193
Other assets, net	172,674	—		172,674

Total assets	$3,718,601	$(171,386)		$3,547,215

Liabilities:
Indebtedness:
Notes payable	$1,017,163	$—		$1,017,163
Convertible debentures	54,036	—		54,036
Bank notes payable	150,000	—		150,000
Bonds and mortgages payable	32,339	—		32,339

Total indebtedness	1,253,538	—		1,253,538
Accounts payable, accrued expenses and other liabilities	173,846	227,420	(d)	403,766
		2,500	(f)

Total liabilities	1,427,384	229,920		1,657,304
Commitments and Contingencies
Minority Interest	—	200,000	(e)	200,000
Shareholders' equity:
LQ Properties Preferred Stock, $0.10 par value; 6,000 shares authorized, 701 shares issued and outstanding	70	(70)	(e)	—
LQ Corporation Common Stock, $0.10 par value; 500,000 shares authorized; 143,036 shares issued and outstanding	14,303	—		14,303
LQ Properties Common Stock, $0.10 par value; 500,000 shares authorized; 143,036 shares issued and outstanding	14,304	(14,304	)(b)	—
LQ Properties Class B, $0.01 par value, non-cumulative, non-voting common stock; 143,036 shares issued and outstanding	—	1,430	(b)	1,430
Additional paid-in-capital	3,659,380	12,874	(b)	3,472,324
		(199,930	)(e)
Unearned compensation	(3,752)	—		(3,752)
Accumulated other comprehensive income	(1,017)	—		(1,017)
Distributions in excess of net income	(1,392,071)	(171,386	)(c)	(1,793,377)
		(227,420	)(d)
		(2,500	)(f)

Total shareholders' equity	2,291,217	(601,306)		1,689,911

Total liabilities and shareholders' equity	$3,718,601	$(171,386)		$3,547,215

The accompanying notes form a part of the unaudited pro forma balance sheet.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

As of June 30, 2001

(Unaudited)

    Pro Forma Adjustments—Recapitalization

  (a)
  Represents the combined consolidated financial position of LQ Corporation and LQ Properties as of June 30, 2001, as reported on the La Quinta report on Form 10-Q for the quarterly period ended June 30, 2001.

  (b)
  Represents the conversion of each outstanding share of LQ Properties common stock into one share of LQ Properties Class B common stock.

  (c)
  Represents the write off of net book value of the intangible asset related to the grandfathered paired share structure. As a result of 1998 federal tax legislation severely limiting the ability of LQ Corporation and LQ Properties to acquire new real property interests, the companies have proposed a restructuring that would cause them to no longer be considered stapled entities for federal income tax purposes. As a result, LQ Corporation and LQ Properties would no longer be limited by the 1998 legislation. As part of the restructuring, the existing paired common shares of LQ Properties would be converted to Class B non-voting shares representing less than 50 percent of the value of LQ Properties. The Class B shares would continue to trade as a paired unit with LQ Corporation common shares. Also as part of the restructuring, LQ Properties would issue Class A shares that the current common stockholders of LQ Properties would be treated as having contributed to LQ Corporation. Upon completion of the restructuring, the public stockholders would hold substantially all outstanding Class B shares of LQ Properties. LQ Corporation would hold all Class A shares of LQ Properties. LQ Properties would hold a limited (less than 10% by vote and value) amount of LQ Corporation shares.

  (d)
  Represents the net deferred tax liability of the companies and, as such, recognizes the future impact of temporary differences between the book value and tax basis of lodging and healthcare assets and liabilities, including Net Operating Loss carryovers of LQ Corporation and LQ Properties.

  (e)
  Subsequent to the restructuring, the Series A preferred stock and Series B preferred stock will remain outstanding securities of LQ Properties and represent a minority interest in LQ Properties. This represents the reclassification of the Series A and Series B preferred stock at redemption value as a minority interest in the consolidated entity.

  (f)
  Represents the accrued transaction costs estimated to be incurred in connection with the recapitalization plan which consist primarily of financial advisory fees, legal fees and accounting fees.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	For the six months ending June 30, 2001
(In thousands, except per share data)	Combined Historical (a)	Care Realty (b)		Recapitalization		Consolidated Pro Forma
Revenue:
Lodging	$311,690	$—		$—		$311,690
Rental	36,390	(16,676	)(c)	—		19,714
Interest	17,068	(2,134	)(d)	—		14,934

	365,148	(18,810)		—		346,338
Expenses:
Direct lodging operations	132,952	—		—		132,952
Other lodging expenses	33,276	—		—		33,276
Interest	59,758	(8,947	)(e)	—		50,811
Depreciation and amortization	59,244	—		—		59,244
Amortization of goodwill	11,212	—		(2,359	)(g)	8,853
General and administrative	25,124	7	(f)	—		25,131
Gain on sale of assets	(2,291)	—		—		(2,291)
Impairment of real estate assets, mortgages and notes receivable	60,608	—		—		60,608
Other	9,517	—		—		9,517

	389,400	(8,940)		(2,359)		378,101
Loss before minority interest, income taxes and cumulative effect of change in accounting principle	(24,252)	(9,870)		2,359		(31,763)
Minority interest	—	—		(9,000	)(i)	(9,000)
Income tax expense (benefit)	393	—		(12,463	)(h)	(12,070)

Loss before cumulative effect of change in accounting principle	(24,645)	(9,870)		5,822		(28,693)
Preferred dividends	(9,000)	—		9,000	(i)	—

Net loss available to common shareholders before cumulative effect of change in accounting principle	$(33,645)	$(9,870)		$14,822		$(28,693)

Basic and Diluted loss per Paired Common Share:
Loss available to common shareholders before cumulative effect of change in accounting principle	$(0.24)					$(0.20)
Weighted average shares outstanding:
Basic and Diluted	142,992					142,992

The accompanying notes form a part of the unaudited pro forma income statement.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001

(Unaudited)

  (a)
  Represents the combined consolidated results of operations of LQ Corporation and LQ Properties for the six months ended June 30, 2001, as reported on the La Quinta report on Form 10-Q for the quarterly period ended June 30, 2001.

    Pro Forma Adjustments—Sale to Care Realty, L.L.C.

  (b)
  Represents the sale of certain real estate investments of LQ Properties to Care Realty, L.L.C. on April 2, 2001. As a result, this represents elimination of the operations of the disposed assets to give effect to the statement of income as if the disposition had occurred on January 1, 2001.

  (c)
  Represents the elimination of the historical rental revenue related to investments in leases sold to Care Realty, L.L.C.

  (d)
  Represents the elimination of the historical interest revenue related to investments in mortgages sold to Care Realty, L.L.C.

  (e)
  Represents the reduction of interest expense resulting from the application of proceeds received to bank notes payables.

(In thousands)	Six Months Ended June 30, 2001
Proceeds applied to bank notes payable	$401,000
Weighted average interest rate for the period*	2.2312	% **

	$8,947

    *
    Prior to effect of interest rate swap agreement which would have reduced the interest expense adjustments by approximately $367,000 for the six months ended June 30, 2001.

    **
    (8.90% X 92/365)

  (f)
  Represents the elimination of the historical amortization of deferred gains on the investment in leases sold to Care Realty, L.L.C.

    Pro Forma Adjustments—Recapitalization

  (g)
  Represents the adjustment to eliminate the amortization for the intangible asset related to the grandfathered paired share structure to be written off in connection with the restructuring.

  (h)
  Represents the current period tax benefit to La Quinta recognized at an effective tax rate of 38%.

  (i)
  Represents LQ Properties' preferred stock dividends recognized in minority interest in the consolidated entity.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	For the year ended December 31, 2000
(In thousands, except per share data)	Combined Historical(a)	Adjustment(k)	Adjusted Historical(k)	Care Realty(b)		Recapitalization		Consolidated Pro Forma
Revenue:
Lodging	$611,545	$(7,321)	$604,224	$—		$—		$604,224
Rental	116,040	—	116,040	(65,766	)(c)	—		50,274
Interest	95,253	—	95,253	(5,920	)(d)	—		89,333

	822,838	(7,321)	815,517	(71,686)		—		743,831
Expenses:
Direct lodging operations	321,630	(44,536)	277,094	—		—		277,094
Other lodging expenses	—	59,395	59,395	—		—		59,395
Interest	186,951	—	186,951	(38,112	)(e)	—		148,839
Depreciation and amortization	150,138	(3,131)	147,007	(14,897	)(f)	—		132,110
Amortization of goodwill	22,755	—	22,755	—		(4,717	)(h)	18,038
General and administrative	49,985	6,715	56,700	28	(g)	—		56,728
Rental property operations	28,895	(28,895)	—	—		—		—
Loss on sale of assets	130,536	—	130,536	—		—		130,536
Impairment of real estate assets	183,698	3,131	186,829	—		—		186,829
Provision for loss on equity Securities	50,279	—	50,279	—		—		50,279
Other	32,901	—	32,901	—		—		32,901

	1,157,768	(7,321)	1,150,447	(52,981)		(4,717)		1,092,749

Loss before minority interest, income taxes and extraordinary item	(334,930)	—	(334,930)	(18,705)		4,717		(348,918)
Minority interest	—	—	—	—		(18,000	)(j)	(18,000)
Income tax expense (benefit)	629	—	629	—		(126,363	)(i)	(125,734)

Loss before extraordinary item	(335,559)	—	(335,559)	(18,705)		113,080		(241,184)
Preferred dividends	(18,000)	—	(18,000)	—		18,000(j	)	—

Net loss available to common shareholders before extraordinary item	$(353,559)	—	$(353,559)	$(18,705)		$131,080		$(241,184)

Basic and Diluted loss per Paired Common Share:
Loss available to common shareholders before extraordinary item	$(2.49)							$(1.70)
Weighted average shares outstanding:
Basic and Diluted	141,854							141,854

The accompanying notes form a part of the unaudited pro forma income statement.

LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

(Unaudited)

  (a)
  Represents the combined consolidated results of LQ Corporation and LQ Properties for the year ended December 31, 2000.

    Pro Forma Adjustments—Sale to Care Realty, L.L.C.

  (b)
  Represents the sale of certain real estate investments of LQ Properties to Care Realty, L.L.C. on April 2, 2001. As a result, this represents elimination of the operations of the disposed assets to give effect to the statement of income as if the disposition had occurred on January 1, 2000.

  (c)
  Represents the elimination of the historical rental revenue related to investments in leased assets sold to Care Realty L.L.C.

  (d)
  Represents the elimination of the historical interest revenue related to investments in mortgages sold to Care Realty, L.L.C.

  (e)
  Represents the reduction of interest expense resulting from the application of proceeds received to bank notes payable.

(In thousands)	Year ended December 31, 2000
Proceeds applied to bank notes payable	$401,000
Weighted average interest rate*	9.5042%

$38,112

    *
    Prior to effect of interest rate swap agreement which would have reduced the interest expense adjustments by approximately $3,792,000 for the year-ended ended December 31, 2000.

  (f)
  Represents the elimination of the historical depreciation and amortization related to investments in leases sold to Care Realty, L.L.C.

  (g)
  Represents the elimination of the historical amortization of deferred gain on the investment in leases sold to Care Realty, L.L.C.

    Pro Forma Adjustments—Recapitalization

  (h)
  Represents the adjustment to eliminate the amortization for the intangible asset related to the grandfathered paired share structure to be written off in connection with the restructuring.

  (i)
  Represents the additional current period tax benefit to La Quinta recognized at an effective tax rate of 36%.

  (j)
  Represents LQ Properties' preferred stock dividends recognized as minority interest in the consolidated entity.

  (k)
  Certain reclassifications, as shown in the adjustments column, have been made to the presentation in the Form 10-K for the Fiscal Year Ended December 31, 2000 to conform with the presentation of results of operations for the six months ended June 30, 2001.

LA QUINTA PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

June 30, 2001

(Unaudited)

(In thousands, except per share data)	Historical (a)	Recapitalization		Pro Forma
Assets:
Real estate investments, net	$2,800,828	$—		$2,800,828
Cash and cash equivalents	203,083	—		203,083
Fees, interest and other receivables	45,209	—		45,209
Goodwill, net	418,313	(143,120	)(f)	275,193
Rent and royalties receivable from La Quinta Corporation	140,532	—		140,532
Other assets, net	123,785	—		123,785

Total assets	$3,731,750	$(143,120)		$3,588,630

Liabilities:
Indebtedness:
Notes payable	$1,017,163	$—		$1,017,163
Convertible debentures	54,036	—		54,036
Bank notes payable	150,000	—		150,000
Bonds and mortgages payable	32,339	—		32,339

Total indebtedness	1,253,538	—		1,253,538
Due to La Quinta Corporation	15,870	—		15,870
Accounts payable accrued expenses and other liabilities	104,382	2,500	(g)	106,882

Total liabilities	1,373,790	2,500		1,376,290
Commitment and Contingencies
Minority Interest	—	31,769	(c)	31,769
Shareholders' equity:
Preferred Stock, $0.10 par value; 6,000 shares authorized; 701 shares issued and outstanding	70	—		70
La Quinta Properties common Stock; $0.10 par value; 500,000 shares authorized; 144,341 shares issued and outstanding	14,434	(130	)(b)	—
		(14,304	)(e)
Class B, $0.01 par value, non-cumulative, non-voting common stock, 143,036 shares issued and outstanding	—	1,430	(e)	1,430
Class A, $0.01 par value, common stock, 100,000 shares issued and outstanding	—	1	(d)	1
Additional paid-in capital	3,592,365	(1	)(d)	3,605,368
		130	(b)
		12,874	(e)
Less: Equity Investment in La Quinta Corporation	—	(31,769	)(c)	(31,769)
Unearned compensation	(1,846)	—		(1,846)
Accumulated other comprehensive income	(32)	—		(32)
Distribution in excess of net income	(1,247,031)	(143,120	)(f)	(1,392,651)
		(2,500	)(g)

Total shareholders' equity	2,357,960	(177,389)		2,180,571

Total liabilities and shareholders' equity	$3,731,750	(143,120)		$3,588,630

The accompanying notes form a part of the unaudited pro forma balance sheet.

LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2001

(Unaudited)

  (a)
  Represents the consolidated financial position of LQ Properties as of June 30, 2001, as reported on the La Quinta report of Form 10-Q for the quarterly period ended June 30, 2001.

    Pro Forma Adjustments—Recapitalization

  (b)
  Represents the elimination of unpaired LQ Properties shares owned by LQ Corporation as of June 30, 2001. LQ Properties settled the intercompany transaction through additional paid-in capital.

  (c)
  Represents LQ Properties' transfer of the $83,603,000 unamortized balance of the La Quinta® brand to one or more LLCs, and the subsequent transfer of 38% of LQ Properties' membership interest in the LLC/LLCs to LQ Corporation in exchange for LQ Corporation common stock in connection with the restructuring. Pro Forma entry is valued based on historical balances as both LQ Corporation and LQ Properties are under common control. In accordance with EITF 98-2, LQ Properties, the subsidiary stockholder of LQ Corporation, the parent, has accounted for this investment as contra equity.

  (d)
  Represents the issuance of 100,000 shares of LQ Properties Class A common stock to LQ Corporation.

  (e)
  Represents the conversion of each outstanding share of LQ Properties common stock into one share of LQ Properties Class B common stock.

  (f)
  Represents the write off of net book value of the intangible asset related to the grandfathered paired share structure. As a result of 1998 federal tax legislation severely limiting the ability of LQ Corporation and LQ Properties to acquire new real property interests, the companies have proposed a restructuring that would cause them to no longer be considered stapled entities for federal income tax purposes. As a result, LQ Corporation and LQ Properties would no longer be limited by the 1998 legislation. As part of the restructuring, the existing paired common shares of LQ Properties would be converted to Class B non-voting shares representing less than 50 percent of the value of LQ Properties. The Class B shares would continue to trade as a paired unit with LQ Corporation common shares. Also as part of the restructuring, LQ Properties would issue Class A shares that the current common stockholders of LQ Properties would be treated as having contributed to LQ Corporation. Upon completion of the restructuring, the public stockholder would hold substantially all outstanding Class B shares of LQ Properties. LQ Corporation would hold all Class A shares of LQ Properties. LQ Properties would hold a limited (less than 10% by vote and value) amount of LQ Corporation shares.

  (g)
  Represents the accrued transaction costs estimated to be incurred in connection with the recapitalization plan which consist primarily of financial advisory fees, legal fees and accounting fees.

LA QUINTA PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	For the six months ending June 30, 2001
(In thousands, except per share data)	Historical(a)	Care Realty(b)		Recapitalization		Pro Forma
Revenue:
Lodging	$5,505	$—		$—		$5,505
Rental	36,390	(16,676)	(c)	—		19,714
Interest	17,048	(2,134)	(d)	—		14,914
Rent from La Quinta Corporation	149,332	—		—		149,332
Royalty from La Quinta Corporation	10,994	—		—		10,994

	219,269	(18,810)		—		200,459
Expenses:
Direct lodging operations	1,404	—		—		1,404
Other lodging expenses	16,335	—		—		16,335
Interest	59,621	(8,947)	(e)	—		50,674
Depreciation and amortization	53,639	—		—		53,639
Amortization of goodwill	10,823	—		(1,970)	(g)	8,853
General and administrative	9,424	7	(f)	—		9,431
Loss on sale of assets	(2,291)	—		—		(2,291)
Impairment of real estate assets, mortgages and notes receivable	60,608	—		—		60,608
Other	9,517	—		—		9,517

	219,080	(8,940)		(1,970)		208,170
Net income (loss) before income taxes, minority interest and cumulative effect of change in accounting principle	189	(9,870)		1,970		(7,711)
Income tax expense	393	—		—		393
Minority interest	—	—		(2,832)	(h)	(2,832)

Loss before cumulative effect of change in accounting principle	(204)	(9,870)		(862)		(10,936)
Preferred stock dividends	(9,000)	—		—		(9,000)

Net loss available to Common Shareholders before cumulative effect of change in accounting principle	$(9,204)	$(9,870)		$(862)		$(19,936)

Basic and Diluted loss per Paired Common Share:
Loss available to common shareholders before cumulative effect of change in accounting principle	$(0.07)					$(0.14)
Weighted average shares outstanding:
Basic and Diluted	144,297					142,992

The accompanying notes form a part of the pro forma income statement.

LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001

(Unaudited)

  (a)
  Represents the consolidated results of LQ Properties for the six months ended June 30, 2001, as reported on the La Quinta report on Form 10-Q for the quarterly period ended June 30, 2001.

    Pro Forma Adjustments—Sale to Care Realty, L.L.C.

  (b)
  Represents the sale of certain real estate investments of LQ Properties to Care Realty, L.L.C. on April 2, 2001. As a result, this represents elimination of the operations of the disposed assets to give effect to the statements of income as if the disposition had occurred on January 1, 2001.

  (c)
  Represents the elimination of the historical rental revenue related to investments in leases sold to Care Realty, L.L.C.

  (d)
  Represents the elimination of the historical interest revenue related to investments in mortgages sold to Care Realty, L.L.C.

  (e)
  Represents the reduction of interest expense resulting from the application of proceeds received to bank notes payables.

(In thousands)	Six Months Ended June 30, 2001
Proceeds applied to bank notes payable	$401,000
Weighted average interest rate for the period*	2.2312	%**

	$8,947

    *
    Prior to effect of interest rate swap agreement which would have reduced the interest expense adjustments by approximately $367,000 for the six months ended June 30, 2000.

    **
    (8.90% X 92/365)

  (f)
  Represents the elimination of the historical amortization of deferred gains on the investments in leases transferred to Care Realty, L.L.C.

    Pro Forma Adjustments—Recapitalization

  (g)
  Represents the adjustment to eliminate the amortization for the intangible asset related to the grandfathered paired share structure to be written off in connection with the restructuring.

  (h)
  Represents the adjustment to reflect LQ Corporation's ownership interest in the LLC/LLCs to which the La Quinta® brand will be transferred in connection with the restructuring (see LQ Properties' pro forma consolidated balance sheet note (c)).

LA QUINTA PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	For the year ended December 31, 2000
	Historical (a)	Adjust- ments(i)	Adjusted Historical(i)	Care Realty(b)		Recapit- alization	Pro Forma
(In thousands, except per share data)
Revenue:
Lodging	$11,216	$(37)	$11,179	$—		$—	$11,179
Rental	116,040	—	116,040	(65,766)	(c)	—	50,274
Interest	95,172	—	95,172	(5,920)	(d)	—	89,252
Rent from La Quinta Corp.	278,379	—	278,379	—		—	278,379
Interest from La Quinta Corp.	616	—	616	—		—	616
Royalty from La Quinta Corp.	20,666	—	20,666	—		—	20,666

	522,089	(37)	522,052	(71,686)		—	450,366
Expenses:
Direct lodging operations	5,377	(2,233)	3,144	—		—	3,144
Other lodging expenses	—	30,441	30,441	—		—	30,441
Interest	186,457	—	186,457	(38,112)	(e)	—	148,345
Depreciation and amortization	135,414	(3,131)	132,283	(14,897)	(f)	—	117,386
Amortization of goodwill	21,977	—	21,977	—		(3,939) (h)	18,038
General and administrative	19,017	650	19,667	28	(g)	—	19,695
Rental property operations	28,895	(28,895)	—	—		—	—
Loss on sale of assets	131,513	—	131,513	—		—	131,513
Impairment of real estate assets	183,698	3,131	186,829	—		—	186,829
Provision for loss on equity securities	50,279	—	50,279	—		—	50,279
Other	32,901	—	32,901	—		—	32,901

	795,528	(37)	795,491	(52,981)		(3,939)	738,571
Loss before income taxes, minority interest and extraordinary item	(273,439)	—	(273,439)	(18,705)		(3,939)	(288,205)
Income tax expense	629	—	629	—		—	629
Minority interest	—	—	—	—		(5,522) (j)	(5,522)

Loss before extraordinary item	(274,068)	—	(274,068)	(18,705)		(1,583)	(294,356)
Preferred stock dividends	(18,000)	—	(18,000)	—		—	(18,000)

Net loss available to Common Shareholders before extraordinary item	$(292,068)	—	$(292,068)	$(18,705)		$(1,583)	$(312,356)

Basic and Diluted loss earnings per Paired Common Share:
Loss available to common shareholders before extraordinary item	$(2.04)						$(2.20)
Weighted average shares outstanding:
Basic and Diluted	143,159						141,854

The accompanying notes form a part of the pro forma income statement.

LA QUINTA PROPERTIES, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000

(Unaudited)

  (a)
  Represents the consolidated results of LQ Properties for the year ended December 31, 2000.

  Pro
  Forma Adjustments—Sale to Care Realty, L.L.C.

  (b)
  Represents the sale of certain real estate investments of LQ Properties to Care Realty, L.L.C. on April 2, 2001. As a result, this represents elimination of the operations of the disposed assets to give effect to the statements of income as if the disposition had occurred on January 1, 2000.

  (c)
  Represents the elimination of the historical rental revenue related to investments in leased assets sold to Care Realty, L.L.C.

  (d)
  Represents the elimination of the historical interest revenue related to investments in mortgages sold to Care Realty, L.L.C.

  (e)
  Represents the reduction of interest expense resulting from the application of proceeds received to bank notes payables.

Year ended December 31, 2000
(In thousands)
Proceeds applied to bank notes payable	$401,000
Weighted average interest rate *	9.5042%

$38,112

    *
    Prior to effect of interest rate swap agreement which would have reduced the interest expense adjustments by approximately $3,792,000 for the year ended December 31, 2000.

  (f)
  Represents the elimination of the historical depreciation and amortization related to investments in leased assets sold to Care Realty, L.L.C.

  (g)
  Represents the elimination of historical amortization of deferred gains on investment in leases sold to Care Realty, L.L.C.

  Pro
  Forma Adjustments—Recapitalization

  (h)
  Represents the adjustment to eliminate the amortization for the intangible asset related to the grandfathered paired-share structure to be written off in connection with the restructuring.

  (i)
  Certain reclassifications, as shown in the adjustments column, have been made to the presentation in the Form 10-K for the Fiscal Year Ended December 31, 2000 to conform to the presentation of the statement of income for the six months ended June 30, 2001.

  (j)
  Represents the adjustment to reflect LQ Corporation's ownership interest in the LLC/LLCs to which the La Quinta® brand will be transferred in connection with the restructuring (see LQ Properties' pro forma consolidated balance sheet note (c)).

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING AND MERGER

General

    The following summarizes the material federal income tax considerations and consequences of the restructuring to LQ Corporation, LQ Properties and their stockholders. This summary is for informational purposes only and is not tax advice. Except as discussed below, no ruling or determination letters from the IRS or opinions of counsel have been rendered or will be requested by the companies on any tax issue connected with the restructuring.

    This summary is based upon the Internal Revenue Code, as currently in effect, applicable rules and Treasury Regulations thereunder and judicial and administrative interpretations thereof, all of which are subject to change, including changes that may be retroactive. We cannot assure you that the IRS will not challenge the propriety of one or more of the tax positions described herein or that such a challenge would not be successful.

    This summary does not purport to deal with all aspects of taxation that may be relevant to the companies or their stockholders in light of their personal investment or tax circumstances. Goodwin Procter LLP is opining on certain federal income tax consequences of the proposed restructuring for the companies and their stockholders. Goodwin Procter's opinion has been filed with the SEC as an exhibit to the Registration Statement on Form S-4 of which this joint proxy statement and prospectus is a part of. Goodwin Procter has advised La Quinta that its opinion is not binding on the IRS or any court and no assurance can be given that the IRS will not challenge the propriety of part or all of its opinion or that such a challenge would not be successful. The opinion of Goodwin Procter relies upon and is premised on the accuracy of factual statements and representations of La Quinta concerning its business and properties, ownership, organization, sources of income, future operations, levels of distributions and record keeping, and the judgments of La Quinta with respect to the fair market value of its real estate assets, the relative value of the LQ Properties Class B common stock to the total shares of stock of LQ Properties and the value of the LQ Corporation common stock issued to LQ Properties in connection with the transfer of a portion of the intellectual property rights associated with the La Quinta® brand to LQ Corporation. La Quinta's statements and representations are incorporated by reference into Goodwin Procter's opinion. Except as specifically provided, the discussion below does not address foreign, state or local tax consequences, nor does it specifically address the tax consequences to taxpayers subject to special treatment under the federal income tax laws, including dealers in securities, foreign persons, life insurance companies, tax-exempt organizations, financial institutions, and taxpayers subject to the alternative minimum tax. The discussion below assumes that the paired shares are or will be held as "capital assets" within the meaning of section 1221 of the Internal Revenue Code.

    WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE RESTRUCTURING, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE RESTRUCTURING AND OF POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

Federal Income Tax Consequences of the Restructuring

Federal Income Tax Consequences to Holders of LQ Properties Common Stock

    Pursuant to the proposed restructuring, LQP Acquisition Corp., a wholly-owned subsidiary of LQ Corporation, will merge with and into LQ Properties. In the opinion of Goodwin Procter, you will be treated for federal income tax purposes as if you had exchanged a portion of your shares of LQ Properties common stock for shares of LQ Properties Class B common stock in a transaction qualifying as a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code, and as if you

contributed the remaining portion of your shares of your LQ Properties common stock to LQ Corporation in a transaction qualifying under section 351(a) of the Internal Revenue Code. Therefore, a holder of LQ Properties common stock will not recognize any gain or loss as a result of the restructuring.

    Your aggregate tax basis in your combined paired shares will remain the same after the restructuring as before. Your tax basis in the shares of LQ Properties Class B common stock you will receive will equal your tax basis in the portion of the shares of LQ Properties common stock treated as having been exchanged in the recapitalization and your holding period for the LQ Properties Class B common stock will include the holding period of the portion of the shares of LQ Properties common stock treated as so exchanged. Your tax basis in your shares of LQ Properties common stock that does not carry over to your shares of Class B common stock will be added to your tax basis in your shares of LQ Corporation common stock. Your holding period for your shares of LQ Corporation common stock will remain the same.

Federal Income Tax Consequences to the Holders of Series A Preferred Stock and Series B Preferred Stock

    Goodwin Procter believes that holders of shares of Series A preferred stock and Series B preferred stock will not recognize any gain or loss as a result of the restructuring.

Federal Income Tax Consequences to LQ Properties, LQ Corporation, the LQ Corporation Stockholders

    In the opinion of Goodwin Procter, neither LQ Corporation, LQ Properties nor the stockholders of LQ Corporation will recognize any gain or loss as a result of the merger of LQP Acquisition Corp. into LQ Properties. LQ Corporation will have a tax basis in its shares of Class A common stock equal to the tax basis of then current holders in the portion of the shares of LQ Properties common stock treated as having been contributed to LQ Corporation in the deemed Internal Revenue Code section 351(a) transaction referenced above, plus LQ Corporation's basis in its shares of LQ Properties' common stock that convert into Class A common stock in the merger.

    In the opinion of Goodwin Procter, the series of steps pursuant to which LQ Properties will indirectly transfer a portion of the intellectual property rights associated with its interest in the La Quinta® brand in exchange for unpaired shares of LQ Corporation common stock should qualify as a tax-free transaction described in section 351 and section 721 of the Internal Revenue Code. Accordingly, neither LQ Corporation nor LQ Properties should recognize any gain or loss as a result of the transfer.

    Goodwin Procter has advised us of the potential risk that the IRS would treat the indirect transfer of a portion of the intellectual property rights associated with the La Quinta® brand from LQ Properties to LQ Corporation as a taxable transaction resulting, in whole or in part, in income to LQ Properties in 2002. Such income would not constitute qualifying income for purposes of the 95% REIT income test, discussed below, and the amount of such income would likely cause LQ Properties to fail such 95% REIT income test in 2002. Any such failure would prevent LQ Properties from qualifying as a REIT in 2002 unless LQ Properties could avail itself of a statutory relief provision from the otherwise automatic termination of its REIT status. Notwithstanding, the companies believe, and it is the opinion of Goodwin Procter, that LQ Properties' transfer of a portion of the intellectual property rights associated with its interest in the La Quinta® brand should be tax-free in its entirety as a transaction qualifying under Internal Revenue Code sections 351 and 721.

    After the restructuring, LQ Corporation will own all of the LQ Properties Class A common stock and will be subject to federal income tax on the amount of any dividends paid with respect to the Class A common stock and will not be entitled to a dividends received deduction with respect to such dividends. LQ Corporation's substantial NOL carryforwards, however, could be used to reduce the taxable income arising from the receipt of any dividends paid by LQ Properties in respect of the LQ Properties Class A common stock, subject to the alternative minimum tax.

Federal Income Taxation of LQ Properties after the Restructuring

Background

    Section 269B(a)(3) of the Internal Revenue Code provides that if the shares of the REIT and a non-REIT, such as LQ Properties and LQ Corporation, are paired, then the REIT and the non-REIT shall be treated as one entity for purposes of determining whether either company qualifies as a REIT. If section 269(B)(a)(3) applied to LQ Properties and LQ Corporation, then LQ Properties would not be eligible to be taxed as a REIT. Section 269(B)(a)(3) does not apply, however, if the shares of the REIT and its paired operating company were paired on or before June 30, 1983 and the REIT was taxable as a REIT on June 30, 1983. The predecessors to La Quinta were paired on December 20, 1979. Thus, as a result of this "grandfathering" rule, section 269B(a)(3) does not apply to La Quinta.

    The Internal Revenue Service Restructuring and Reform Act of 1998 was enacted on July 22, 1998. The Reform Act effectively froze the grandfathered status of paired shares REITs, such as La Quinta. Under this legislation, the anti-pairing rules provided in the Internal Revenue Code apply to real property interests acquired after March 26, 1998 by La Quinta, or by a subsidiary or partnership in which a 10% or greater interest is owned by La Quinta, unless (i) the real property interests are acquired pursuant to a written agreement that was binding on March 26, 1998 and at all times thereafter or (ii) the acquisition of such real property interests was described in a public announcement or in a filing with the SEC on or before March 26, 1998. Furthermore, under the Reform Act, any otherwise grandfathered property will become subject to the anti-pairing rules of the Internal Revenue Code if the rent paid under any lease or renewal thereof with respect to such property is determined to exceed the rental rate of an arm's length negotiation. The Reform Act also provides that an interest in real property held by La Quinta that is not subject to these rules would become subject to these rules in the event certain improvements to such real property are placed in service after December 31, 1999; specifically, if such improvements change the use of the property and the cost of such improvements are greater than 200% of (i) the undepreciated cost of the property (prior to the improvement) or (ii) in the case of property acquired where there is a substituted basis (including the properties acquired in 1998 from La Quinta Inns, Inc.), the fair market value of the property on the date it was acquired by La Quinta. There is an exception for improvements placed in service before January 1, 2004 pursuant to a binding contract in effect on December 31, 1999 and at all times thereafter.

    After the restructuring, the restrictions of the Reform Act will no longer apply to La Quinta, and thus will not prevent La Quinta from acquiring additional interests in real property.

General

    The sections of the Internal Revenue Code that relate to the qualification and operation as a REIT are highly technical and complex. The following describes the material aspects of the sections of the Internal Revenue Code that govern the federal income tax treatment of a REIT and its stockholders. This summary is qualified in its entirety by the Internal Revenue Code, relevant rules and Treasury Regulations promulgated under the Internal Revenue Code, and administrative and judicial interpretations of the Internal Revenue Code and these rules and Treasury Regulations.

    LQ Properties believes that it has been organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code and its method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code. However, we cannot assure you that LQ Properties has qualified as a REIT or will continue to so qualify.

    Goodwin Procter has opined that after the restructuring, LQ Properties' proposed method of operation will enable it to continue to comply with the requirements for qualification and taxation as a REIT for its taxable year ending December 31, 2002 and future taxable years. It must be emphasized that such qualification and taxation as a REIT depend upon LQ Properties' ability to meet, through actual annual operating results, certain distribution levels, specified diversity of stock ownership and various other qualification tests imposed under the REIT provisions of the Internal Revenue Code, as discussed below. LQ Properties' annual operating results will not be reviewed by Goodwin Procter. We cannot assure you that the actual results of LQ Properties' operations for any particular taxable year will satisfy such requirements. Further, the anticipated federal income tax treatment described in this joint proxy statement and prospectus may be changed, perhaps retroactively, by legislative, administrative, or judicial action at any time. For a discussion of the tax consequences of failure to qualify as a REIT, see "—Failure to Qualify," on page 85.

    If LQ Properties has qualified and continues to qualify for taxation as a real estate investment trust, it generally will not be subject to federal corporate income taxes on that portion of its ordinary income or capital gain that is currently distributed to stockholders. The REIT provisions of the Internal Revenue Code generally allow a real estate investment trust to deduct dividends paid to its stockholders. This deduction for dividends paid to stockholders substantially eliminates the federal double taxation on earnings that usually results from investments in a corporation. "Double taxation" refers to taxation of income once at the corporate level when earned and once again at the stockholder level when distributed. Additionally, a real estate investment trust may elect to retain and pay taxes on a designated amount of its net long-term capital gains, in which case the stockholders of the real estate investment trust will include their proportionate share of the undistributed long-term capital gains in income and receive a credit or refund for their share of the tax paid by the real estate investment trust. LQ Properties, even if it qualifies for taxation as a REIT, will be subject to federal income or excise tax under certain circumstances, including the "alternative minimum tax."

Built-In Gain Tax

    If LQ Properties acquires any asset from a corporation which is or has been a C-corporation in a transaction in which the basis of the asset in LQ Properties' hands is determined by reference to the basis of the asset in the hands of the C-corporation, and LQ Properties subsequently recognizes gain on the disposition of the asset during the ten-year period beginning on the date on which it acquired the asset, then LQ Properties will generally be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (a) the fair market value of the asset over (b) its adjusted basis in the asset, in each case determined as of the date on which LQ Properties acquired the asset (i.e., the net built-in gain). A C-corporation is generally defined as a corporation required to pay full corporate-level tax.

    The results described in the preceding paragraph with respect to the recognition of gain assume that LQ Properties has made or will make, as applicable, an election under IRS Notice 88-19 or Treasury Regulation Section 1.337(d)-5T. LQ Properties acquired assets subject to this entity level tax as a result of the July 1998 merger of La Quinta Inns, Inc. with and into LQ Properties. Direct or indirect sales of such assets by LQ Properties during the applicable recognition period are likely to result in a federal income tax liability to LQ Properties to the extent, in general, of the lesser of the net built-in gain inherent in the assets sold and the gain recognized.

Paired Shares

    Section 269B(a)(3) of the Internal Revenue Code provides that if a REIT and a non-REIT are "stapled entities," as such term is defined in section 269B(c)(2), then the REIT and the non-REIT will be treated as one entity for purposes of determining whether either company qualifies as a REIT. The term "stapled entities" means any group of two or more entities if more than 50% in value of the beneficial ownership in each of such entities consists of "stapled interests." If section 269B(a)(3) applied to LQ Corporation and LQ Properties, then LQ Properties would not be able to satisfy the gross income tests, described below, and thus would not be eligible to be taxed as a REIT. Except to the extent provided in the Reform Act, section 269B(a)(3) does not apply if the shares of a REIT and a non-REIT were paired on June 30, 1983, and the REIT was taxable as a REIT on June 30, 1983. Goodwin Procter opined that section 269B(a)(3) will not apply to LQ Properties after the restructuring because, although each share of LQ Properties Class B common stock will trade only as a unit with an attached LQ Corporation share, LQ Corporation and LQ Properties will not be "stapled entities." Goodwin Procter's opinion is based on LQ Properties' representation that the value of the Class B common stock will at all relevant times be less than 50% of the value of all shares of stock of LQ Properties. LQ Properties' representation is based on its analysis of the terms of the Class B common stock relative to the terms of the other shares of LQ Properties stock that will be outstanding after the restructuring, including that the Class B common stock is nonvoting (except upon matters materially and adversely affecting the rights of the holders of Class B common stock disproportionately to the effect on holders of Class A common stock), will only participate in 10% of the liquidation proceeds of LQ Properties after the payment of the liquidation preferences of the Series A preferred stock, Series B preferred stock and the Class A common stock, and the dividends paid with respect to the Class B common stock will be less than the dividends paid with respect to the Class A common stock.

    As a result, La Quinta will cease to qualify as a "grandfathered paired share REIT." Because the anti-paired share REIT provisions of the Reform Act only apply to grandfathered paired share REITs, after the restructuring, La Quinta will no longer be subject to such provisions.

Potential Reallocation of Income

    LQ Corporation, LQ Properties and certain of the entities in which they own a direct or indirect interest are controlled by the same interests. As a result, the IRS could, pursuant to section 482 of the Internal Revenue Code, seek to distribute, apportion or allocate gross income, deductions, credits or allowances between or among them if it determines that such distribution, apportionment or allocation is necessary in order to prevent evasion of taxes or to clearly reflect income. It is the policy of LQ Corporation and LQ Properties to evaluate material intercompany transactions and to attempt to set the terms of such transactions so as to achieve substantially the same result as they believe would have been if they were unrelated parties. As a result, LQ Corporation and LQ Properties believe that (i) all material transactions between them and among them and the entities in which they own a direct or indirect interest have been and will be negotiated and structured with the intention of achieving an arm's-length result, and (ii) the potential application of section 482 of the Internal Revenue Code should not have a material effect on LQ Corporation or LQ Properties. Application of section 482 of the Internal Revenue Code depends on whether, as a factual matter, transactions between commonly controlled entities are at arm's-length. As a result, no opinion of counsel can be given with respect to the potential application of section 482 of the Internal Revenue Code.

Effects of Compliance with REIT Requirements

  Income Tests

    Generally.  LQ Properties must satisfy two gross income requirements annually to maintain its qualification as a REIT:

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  First, each taxable year, LQ Properties must derive directly or indirectly at least 75% of its gross income, excluding gross income from prohibited transactions, from (a) investments relating to real property or mortgages on real property, including "rents from real property" and, in some circumstances, interest, or (b) some types of temporary investments; and

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  Second, each taxable year LQ Properties must derive at least 95% of its gross income, excluding gross income from prohibited transactions, from (a) the real property investments described above, or (b) dividends, interest and gain from the sale or disposition of stock or securities or (c) any combination of the foregoing.

    Rents received from a tenant will qualify as "rents from real property" in satisfying the gross income requirements for a REIT described above only if several requirements are met. These requirements include:

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  The amount of rent must not based in any way on the income or profits of any person. An amount received or accrued generally will not be excluded from the term "rents from real property" solely because it is based on a fixed percentage or percentages of receipts or sales.

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  LQ Properties, or an actual or constructive owner of 10% or more of LQ Properties' capital stock, must not actually or constructively own 10% or more of the interests in the tenant.

    LQ Properties generally does not intend to receive rent which fails to qualify as "rents from real property." Notwithstanding the foregoing, LQ Properties may have taken and may continue to take actions which fail to satisfy one or more of the requirements for rent to qualify as rents from real property to the extent that it determines, based on the advice of tax counsel, that those actions will not jeopardize its status as a REIT.

    Intercompany Leases.  LQ Properties derives a substantial portion of its income from the leasing of its hotel properties. LQ Properties currently leases for a fixed period substantially all of its fee and leasehold interests in its hotels and associated property to a wholly owned subsidiary of LQ Corporation, the La Quinta Leasing Company. These leases provide for a fixed payment of base rent plus a percentage rent based on room and other revenues. The percentage rent is determined by calculating fixed percentages of the gross room revenues in excess of certain levels and adding fixed percentages of other types of gross revenues in excess of certain levels. Pursuant to the proposed restructuring, all of the leases to the La Quinta Leasing Company will be transferred to LQ Corporation (or a single member limited liability company in which LQ Corporation is the sole member) prior to the implementation of the restructuring.

    In order for the rents paid under the intercompany leases to constitute "rents from real property," such leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the intercompany leases are true leases depends upon an analysis of all of the surrounding facts and circumstances. We believe that the intercompany leases constitute and will continue to constitute true leases, although we cannot assure you that the IRS would not challenge the characterization of such leases or that the IRS would not prevail in such a challenge. If any significant lease is recharacterized as a service contract or a partnership agreement, rather than as a true lease, LQ Properties would not be able to satisfy either the 75% or 95% gross income tests.

    The percentage rent under the intercompany leases will qualify as "rents from real property" if it is based on percentages of receipts or sales and the percentages (i) are fixed at the time the intercompany leases are entered into; (ii) are not renegotiated during the term of the leases in a manner that has the effect of basing percentage rent on income or profits; and (iii) conform with normal business practice. More generally, percentage rent will not qualify as "rents from real property" if, considering the intercompany leases and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the percentage rent on income or profits.

    The La Quinta Leasing Company operates at a substantial loss due in part to the lease payments required to be made under the intercompany leases. The companies believe that the intercompany leases conformed with normal business practices at the time they were entered into and were consistent with leases entered into on an arm's length basis. Due to the unexpected shortfall in the operating revenues generated by the leased hotels, LQ Properties and the La Quinta Leasing Company are considering renegotiating substantially all of the intercompany leases.

    The companies believe that the intercompany leases conform with normal business practice and the percentage rent will be treated as "rents from real property." LQ Properties does not intend, with respect to hotel properties that it may directly or indirectly acquire in the future, to charge rent that is based in whole or in part on the net income or profits of any person (except by reason of being based on a fixed percentage of receipts or sales, as described above).

    LQ Properties may not own, directly or constructively, 10% or more of LQ Corporation. If LQ Properties were to own, directly or constructively, 10% or more of any tenant, including LQ Corporation, the tenant would be a related party tenant and the rent paid by the tenant with respect to the leased property would not qualify as income of the type that can be received by a REIT. In order to prevent such a situation, which would likely result in the disqualification of LQ Properties as a REIT, the LQ Properties and LQ Corporation charters contain restrictions on the amount of shares of either corporation that any one person can own. These restrictions generally provide that any attempt by any one person to actually or constructively acquire 9.25% (to be increased to 9.9% as a result of the restructuring) or more of the outstanding paired shares will be ineffective. Goodwin Procter has advised La Quinta, however, that notwithstanding such restrictions, because the Internal Revenue Code's constructive ownership rules for purposes of the 10% ownership limit are broad and it is not possible to continually monitor direct and constructive ownership of paired shares, it is possible for a person to own sufficient paired shares to cause the termination of LQ Properties' REIT status. LQ Properties currently leases substantially all of its fee and leasehold interests in its hotels and associated property to the La Quinta Leasing Company. Pursuant to the proposed restructuring, all of the intercompany leases held by the La Quinta Leasing Company will be transferred to LQ Corporation prior to the implementation of the restructuring. We believe that LQ Corporation and LQ Properties will not be related party tenants.

    We believe that the rent payable under the intercompany leases will be treated as "rents from real property" for purposes of the 75% and 95% gross income tests. There can, however, be no assurance that the IRS will not successfully assert a contrary position or that there will not be a change in circumstances (such as the entering into of new leases) which would cause a portion of the rent received to fail to qualify as "rents from real property." If such failure were in sufficient amounts, LQ Properties would not be able to satisfy either the 75% or 95% gross income test and, as a result, would lose its REIT status.

    Prohibited Transactions.  The net income from sales of property sold to customers in the ordinary course of business (other than inventory acquired by reason of certain foreclosures) is subject to a 100% tax unless eligible for a safe harbor. LQ Properties believes that no asset directly or indirectly owned by it is held for sale to customers and that the sale of any such property will not be in the ordinary course of the business of LQ Properties.

    Overall Compliance with the Gross Income Tests.  LQ Properties believes that the aggregate amount of its nonqualifying income, from all sources, in any taxable year will not exceed the limit on nonqualifying income under the gross income tests, provided that LQ Properties transfers, directly or indirectly, a substantial portion of the intellectual property rights associated with its interest in the La Quinta® brand to LQ Corporation as part of a tax-free transaction. Continued ownership of the La Quinta® brand in its entirety would likely cause LQ Properties to fail the 95% income test as early as 2002 without a significant change in the business plans of La Quinta.

    If LQ Properties fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for the year if it is entitled to relief under the Internal Revenue Code. Generally, LQ Properties may avail itself of the relief provisions if:

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  failure to meet these tests was due to reasonable cause and not due to willful neglect;

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  a schedule of the sources of LQ Properties income is attached to its federal income tax return; and

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  any incorrect information on the schedule was not due to fraud with intent to evade tax.

It is not possible, however, to state whether in all circumstances LQ Properties would be entitled to the benefit of these relief provisions. For example, if LQ Properties fails to satisfy the gross income tests because nonqualifying income that it intentionally accrues or receives exceeds the limits on nonqualifying income, the IRS could conclude that failure to satisfy the tests was not due to reasonable cause. If these relief provisions do not apply to a particular set of circumstances, LQ Properties will not qualify as a REIT. Even if these relief provisions apply, and LQ Properties retains its status as a REIT, a tax could be imposed with respect to its non-qualifying income. LQ Properties may not always be able to maintain compliance with the gross income tests for REIT qualification despite periodic monitoring of its income.

  Asset Tests

    At the close of each quarter of our taxable year, LQ Properties also must satisfy four tests relating to the nature and diversification of its assets:

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  First, at least 75% of the value of its total assets must be represented by real estate assets, cash, cash items and government securities. For purposes of this test, real estate assets include stock or debt instruments that are purchased with the proceeds of a stock offering or a public debt offering with a term of at least five years, but only for the one-year period beginning on the date LQ Properties receives these proceeds;

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  Second, not more than 25% of LQ Properties' total assets may be represented by securities, other than those securities included in the 75% asset test;

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  Third, of the investments included in the 25% asset class, the value of any one issuer's securities, other than securities of a taxable REIT subsidiary, may not exceed 5% of the value of LQ Properties' total assets and LQ Properties may not own more than 10% by vote or value of any one issuer's outstanding securities; and

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  Fourth, the value of the securities LQ Properties owns in any taxable REIT subsidiaries may not exceed 20% of the value of LQ Properties' total assets. A taxable REIT subsidiary generally is a C corporation, subject to regular entity-level income tax, in which a REIT owns stock and which has filed a joint election with such REIT to be treated as a taxable REIT subsidiary.

    After initially meeting the asset tests at the close of any quarter, LQ Properties will not lose its status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If LQ Properties fails to satisfy the asset tests because it acquires securities or other property during a quarter, it can cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter. For this purpose, an increase in interests in any partnership or limited liability company in which LQ Properties owns an interest will be treated as an acquisition of a portion of the securities or other property owned by that partnership or limited liability company. LQ Properties believes it has maintained, and intends to continue to maintain, adequate records of the value of its assets to ensure compliance with the asset tests. In addition, LQ Properties intends to take other actions within the 30 days after the close of any quarter as may be required to cure any noncompliance. If LQ Properties fails to cure any noncompliance with the asset tests within this time period, we would cease to qualify as a REIT.

    LQ Properties believes that commencing with its taxable year ended December 31, 1979 it has complied with the asset tests.

  Annual Distribution Requirements

    To maintain its qualification as a REIT, LQ Properties is required to distribute dividends, other than capital gain dividends, to its stockholders in an amount at least equal to the sum of:

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  90% (95% for taxable years ending before January 1, 2001) of its "REIT taxable income;" and

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  90% (95% for taxable years ending before January 1, 2001) of its after tax net income, if any, from foreclosure property; minus

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  the excess of the sum of specified items of its noncash income items over 5% of "REIT taxable income" as described below.

LQ Properties' "REIT taxable income" is computed without regard to the dividends paid deduction and its net capital gain. In addition, for purposes of this test, non-cash income includes income attributable to leveled stepped rents, original issue discount on purchase money debt, or a like-kind exchange that is later determined to be taxable.

    In addition, if LQ Properties disposes of any asset it acquired from a corporation which is or has been a C corporation in a transaction in which our basis in the asset is determined by reference to the basis of the asset in the hands of that C corporation, within the ten-year period following the acquisition of such asset, LQ Properties would be required, under Treasury Regulations, to distribute at least 90% (95% for taxable years ending before January 1, 2001) of the after-tax gain, if any, it recognizes on the disposition of the asset, to the extent that gain does not exceed the excess of (a) the fair market value of the asset on the date it acquired the asset over (b) its adjusted basis in the asset on the dates was acquired.

    LQ Properties must pay these distributions in the taxable year to which they relate, or in the following taxable year if they are declared before it timely files its tax return for that year and paid on or before the first regular dividend payment following their declarations. Except as provided below, these distributions are taxable to LQ Properties stockholders, other than tax-exempt entities, in the year in which paid. This is so even though these distributions relate to the prior year for purposes of the 90% distribution requirement. The amount distributed must not be preferential. To avoid being preferential, every stockholder of the class of stock to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated other than according to its dividend rights as a class. To the extent that LQ Properties does not distribute all of its net capital gain or distribute at least 90% (95% for taxable years ending before January 1, 2001), but less than 100%, of its "REIT taxable income," as adjusted, it will be required to pay tax on this income at regular ordinary and capital gain corporate tax rates. LQ Properties believes it has made, and intends to continue to make, timely distributions sufficient to satisfy these annual distribution requirements.

    LQ Properties expects that its "REIT taxable income" will be less than its cash flow because of depreciation and other non-cash charges included in computing its "REIT taxable income." Accordingly, LQ Properties anticipates that it will generally have sufficient cash or liquid assets to enable it to satisfy its distribution requirements. LQ Properties may not, however, have sufficient cash or other liquid assets to meet these distribution requirements because of timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of income and deduction of expenses in determining its taxable income. If these timing differences occur, LQ

Properties may need to arrange for short-term, or possibly long-term, borrowings or need to pay dividends in the form of taxable stock dividends in order to meet the distribution requirements.

    LQ Properties may be able to rectify an inadvertent failure to meet the 90% distribution requirement for a year by paying "deficiency dividends" to stockholders in a later year, which LQ Properties may include in its deduction for dividends paid for the earlier year. Thus, LQ Properties may be able to avoid being taxed on amounts distributed as deficiency dividends. However, LQ Properties will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

    In addition, LQ Properties will be required to pay a 4% excise tax on the excess of the required distribution over the amounts, if any, by which its actual distributions during a calendar year are less than the sum of 85% of its ordinary income for the year, 95% of its capital gain net income for the year plus, in each case, any undistributed ordinary income or capital gain net income, as the case may be, from prior periods. Any taxable income or net capital gain income on which this excise tax is imposed for any year is treated as an amount distributed during that year for purposes of calculating the tax.

    Distributions with declaration and record dates falling in the last three months of the calendar year, which are paid to LQ Properties stockholders by the end of January immediately following that year, will be treated for all federal income tax purposes as having been paid on December 31 of the prior year.

Failure to Qualify

    If LQ Properties fails to qualify for taxation as a REIT in any taxable year, and the relief provisions of the Internal Revenue Code do not apply, LQ Properties will be required to pay tax, including any alternative minimum tax, on its taxable income at regular corporate rates. Distributions to stockholders in any year in which it fails to qualify as a REIT will not be deductible and LQ Properties will not be required to distribute any amounts to its stockholders. As a result, LQ Properties anticipates that its failure to qualify as a REIT would reduce the cash available for distribution to its stockholders. In addition, if LQ Properties fails to qualify as a REIT, all distributions to stockholders will be taxable at ordinary income rates to the extent of its current and accumulated earnings and profits. In this event, corporate distributees may be eligible for the dividends-received deduction. Unless entitled to relief under specific statutory provisions, LQ Properties will also be disqualified from taxation as a REIT for the four taxable years following the year in which it loses its qualification. It is not possible to state whether in all circumstances LQ Properties would be entitled to this statutory relief.

Federal Income Taxation of LQ Corporation

    LQ Corporation is subject to federal income tax on its taxable income. LQ Corporation will be taxed on the dividends it receives from LQ Properties and will not be entitled to a dividends-received deduction with respect to such dividends.

Federal Income Taxation of Holders of Paired Shares

Federal Income Taxation of Taxable U.S. Stockholders

    As used below, the term "U.S. stockholder" means a holder of paired shares who is for U.S. federal income tax purposes:

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  a citizen or resident of the United States;

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  a corporation, partnership, or other entity created or organized in or under the laws of the U.S. or of any state or under the laws of the District of Columbia, unless, in the case of a partnership, Treasury Regulations provide otherwise;

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  an estate which is required to pay U.S. federal income tax regardless of the source of its income; or

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  a trust whose administration is under the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust.

Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, some trusts in existence on August 20, 1996, and treated as U.S. persons prior to this date that elect to continue to be treated as U.S. persons, shall also be considered U.S. stockholders.

Distributions Generally

    Distributions out of LQ Properties' current or accumulated earnings and profits, other than capital gain dividends discussed below, will constitute dividends taxable to its taxable U.S. stockholders as ordinary income. As long as LQ Properties qualifies as a REIT, these distributions will not be eligible for the dividends-received deduction in the case of U.S. stockholders that are corporations. For purposes of determining whether distributions to holders of paired shares are out of current or accumulated earnings and profits, LQ Properties' earnings and profits will be allocated first to its outstanding preferred stock and then to its common stock.

    To the extent that LQ Properties makes distributions in excess of its current and accumulated earnings and profits, these distributions will be treated first as a tax-free return of capital to each U.S. stockholder. This treatment will reduce the adjusted basis which each U.S. stockholder has in his or her shares of LQ Properties Class B common stock for tax purposes by the amount of the distribution, but not below zero. Distributions in excess of a U.S. stockholder's adjusted basis in his or her shares of Class B common stock will be taxable as capital gain, provided that the shares were held as capital assets. This gain will be taxable as long-term capital gain if the shares have been held for more than one year. Dividends LQ Properties declares in October, November, or December of any year and payable to a stockholder of record on a specified date in any of these months will be treated as both paid by LQ Properties and received by the stockholder on December 31 of that year, provided LQ Properties actually pays the dividend on or before January 31 of the following calendar year. Stockholders may not include in their own income tax returns any of LQ Properties' net operating losses or capital losses.

Capital Gain Distributions

    Distributions that LQ Properties properly designates as capital gain dividends will be taxable to taxable U.S. stockholders as gains from the sale or disposition of a capital asset to the extent that these gains do not exceed LQ Properties' actual net capital gain for the taxable year. Depending on the tax characteristics of the assets which produced these gains, and on specified designations, if any, which LQ Properties may make, these gains may be taxable to non-corporate U.S. stockholders at a 20% or 25% rate. U.S. stockholders that are corporations may, however, be required to treat up to 20% of some capital gain dividends as ordinary income.

Passive Activity Losses and Investment Interest Limitations

    Distributions LQ Properties makes and gains arising from the sale or exchange by a U.S. stockholder of LQ Properties Class B common stock will not be treated as passive activity income. As a result, U.S. stockholders will generally be unable to apply any "passive losses" against this income or gain. Distributions by LQ Properties, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation. Gain arising from the sale or other disposition of paired shares and capital gains dividends, however, may not be treated as investment income depending upon your particular situation.

Retention of Net Long-Term Capital Gains

    LQ Properties may elect to retain, rather than distribute as a capital gain dividend, its net long-term capital gains. If LQ Properties makes this election, it would pay tax on its retained net long-term capital gains. In addition, to the extent LQ Properties designates, a U.S. stockholder generally would:

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  include its proportionate share of LQ Properties' undistributed long-term capital gains in computing its long-term capital gains in its return for its taxable year in which the last day of LQ Properties taxable year falls;

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  be deemed to have paid the capital gains tax imposed on LQ Properties on the designated amounts included in the U.S. stockholder's long-term capital gains;

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  receive a credit or refund for the amount of tax deemed paid by it; and

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  increase the adjusted basis of its Class B common stock by the difference between the amount of includable gains and the tax deemed to have been paid by it.

Distribution from LQ Corporation

    Distributions from LQ Corporation up to the amount of LQ Corporation's current or accumulated earnings and profits will be taken into account by U.S. stockholders as ordinary income and will be eligible for the dividends-received deduction for corporations. Distributions in excess of LQ Corporation's current and accumulated earnings and profits will not be taxable to a U.S. stockholder to the extent that they do not exceed the adjusted basis of the U.S. stockholder's LQ Corporation common stock, but rather will reduce the adjusted basis of such LQ Corporation common stock. To the extent that such distributions exceed the adjusted basis of a U.S. stockholder's LQ Corporation common stock they will be included in income as long-term capital gain (or short-term capital gain if the stock has been held for one year or less).

Dispositions of Paired Shares

    If you are a U.S. stockholder and you sell or dispose of your paired shares of common stock, you will recognize gain or loss for federal income tax purposes in an amount equal to the difference between the amount of cash and the fair market value of any property you receive on the sale or other disposition and your adjusted basis in the paired shares for tax purposes. This gain or loss will be capital if you have held the paired shares as a capital asset. This gain or loss will generally be long-term capital gain or loss if you have held the common stock for more than one year. Long-term capital gains of a non-corporate U.S. stockholder will generally be subject to a maximum tax rate of 20%. In general, if you are a U.S. stockholder and you recognize loss upon the sale or other disposition of the Class B common stock that you have held for six months or less, the loss you recognize will be treated as a long-term capital loss to the extent you received distributions from us which were required to be treated as long-term capital gains.

Federal Taxation of Tax-Exempt Holders of Paired Shares

    Amounts distributed as dividends by a REIT generally do not constitute unrelated business taxable income, or UBTI, when received by a tax-exempt entity. Accordingly, distributions by LQ Properties and/or LQ Corporation will not, subject to certain exceptions described below, be UBTI to a qualified plan, IRA or other tax-exempt entity (a "tax-exempt stockholder") provided the tax-exempt stockholder has not held its paired shares as "debt financed property" within the meaning section 514 of the Internal Revenue Code and the paired shares are not otherwise used in an unrelated trade or business of the tax-exempt stockholder. Similarly, income from the sale of paired shares will not, subject to certain exceptions described below, constitute UBTI unless the tax-exempt stockholder has held such paired shares as a dealer (under section 512(b)(5)(B) of the Internal Revenue Code) or as "debt-financed property."

    For tax-exempt stockholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from federal income taxation under sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Internal Revenue Code, respectively, income from an investment in the REIT will constitute UBTI unless the organization is able to deduct properly amounts set aside or placed in reserve for certain purposes so as to offset the income generated by its investment in the REIT. Such prospective investors should consult their tax advisors concerning these "set-aside" and reserve requirements.

    Notwithstanding the above, however, a portion of the dividends paid by a "pension held REIT" will (subject to a de minimis exception) be treated as UBTI as to any REIT that (i) is described in section 401(a) of the Internal Revenue Code, (ii) is tax-exempt under section 501(a) of the Internal Revenue Code, and (iii) holds more than 10% (by value) of the interests in the REIT. LQ Properties does not expect to be a "pension held REIT" within the meaning of the Internal Revenue Code.

Information Reporting Requirements and Backup Withholding

    We report to our U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. stockholder may be subject to backup withholding at a maximum rate of up to 30.5% (decreasing to 30% in 2002 and periodically thereafter to 28% in 2006) with respect to dividends paid unless the holder is a corporation or is otherwise exempt and, when required, demonstrates this fact or provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the backup withholding rules. A U.S. stockholder who does not provide La Quinta with his or her correct taxpayer identification number may also be subject to penalties imposed by the IRS. Backup withholding is not an additional tax. Any amount paid as backup withholding will be creditable against the U.S. stockholder's income tax liability. In addition, LQ Properties may be required to withhold a portion of capital gain distributions to any stockholders who fail to certify their non-foreign status.

Other Tax Consequences

    The companies and their stockholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which they transact business or reside. The state, local or foreign tax treatment of LQ Properties, LQ Corporation and the holders of shares of stock of LQ Properties and LQ Corporation may not conform to the federal income tax consequences discussed above. CONSEQUENTLY, YOU SHOULD CONSULT YOUR OWN TAX ADVISORS REGARDING THE EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS ON THE RESTRUCTURING AND ON THE PURCHASE, OWNERSHIP AND SALE OF SHARES OF STOCK IN LQ PROPERTIES AND/OR LQ CORPORATION.

OTHER PROPOSALS

PROPOSAL [2] FOR LQ CORPORATION STOCKHOLDERS ONLY: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LQ CORPORATION CERTIFICATE OF INCORPORATION

Proposal

    The LQ Corporation Board of Directors has approved an amendment and restatement of the LQ Corporation Amended and Restated Certificate of Incorporation (the "LQ Corporation Certificate"). The Board of Directors is recommending the amendment and restatement of the LQ Corporation Certificate to you for approval because it believes that the amendment and restatement is necessary to pair the new LQ Properties Class B common stock with shares of LQ Corporation common stock as a single unit to be traded together after the restructuring and to provide for an increase in the LQ Corporation ownership limit that corresponds with the increase in the LQ Properties ownership limit. See "Proposal 1—Amendment of the Amended and Restated Certificate of Incorporation of LQ Properties" on page 52.

    Currently, the pairing provisions in the LQ Corporation Certificate provide for the pairing of LQ Corporation common stock with LQ Properties common stock. If the proposed restructuring is approved, we will want to pair our LQ Corporation common stock with the new LQ Properties Class B common stock and to have our LQ Corporation common stock trade together as a unit with the new LQ Properties Class B common stock instead of the LQ Properties common stock. In order to effect this new pairing, it is necessary to amend the pairing provisions that are contained in the LQ Corporation Certificate.

    In connection with this new pairing arrangement and because we will also be increasing the ownership limit set forth in the LQ Properties Certificate, we will also amend the LQ Corporation Certificate to increase the ownership limit to 9.9%. See "Proposal 1—Amendment of the Amended and Restated Certificate of Incorporation of LQ Properties—Increase in Ownership Limit" on page 53.

    In addition, the par value of the LQ Corporation common stock will be reduced from $0.10 per share to $0.01 per share.

Vote Required for Approval

    The amendment to the LQ Corporation Certificate will be approved if it receives the affirmative vote of the stockholders holding a majority of the outstanding shares of LQ Corporation common stock. Abstentions and broker non-votes will have the same effect as a vote against the proposal. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of this proposal.

Recommendation

The LQ Corporation Board of Directors unanimously recommends a vote "FOR" the approval of the amendment and restatement of the LQ Corporation Certificate.

PROPOSAL [2] FOR LQ PROPERTIES STOCKHOLDERS AND PROPOSAL [3] FOR LQ CORPORATION STOCKHOLDERS: APPROVAL OF THE LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN

Proposal

    The LQ Corporation Board of Directors adopted and approved the La Quinta Corporation 2002 Stock Option and Incentive Plan, or the Stock Option Plan. The Board of Directors is recommending the Stock Option Plan to you for approval because the Board believes that the stock options and stock-based awards allowed by the Stock Option Plan will help us attract, motivate and retain the caliber of directors, officers, employees and other key persons necessary for the future growth and success of the companies.

    The Stock Option Plan would authorize LQ Corporation (and LQ Properties as a result of the pairing of the Class B common stock and the LQ Corporation common stock) to issue, pursuant to various stock incentive awards, 9.4 million paired shares. This number of paired shares will be reduced, on a share for share basis, for any options granted prior to the date this joint proxy statement and prospectus is mailed to you. No more than twenty-five percent of the paired shares available for grant under the Stock Option Plan will be available for grants in the form of awards other than options. The number of paired shares reserved for issuance under the Stock Option Plan is subject to adjustment for stock splits, stock dividends and similar events. This Stock Option Plan is intended to replace LQ Corporation's 1995 Share Award Plan and LQ Properties' 1995 Share Award Plan—although it will not affect any awards previously granted under either of these 1995 Plans.

    Section 162(m) of the Internal Revenue Code generally would disallow a federal income tax deduction to LQ Corporation for compensation in excess of $1 million paid in any year to any of those executive officers included in the summary compensation table who are employed by LQ Corporation on the last day of our fiscal year ("covered employees"). However, this limitation on compensation expense does not apply to payments of "performance-based compensation," the material terms of which have been approved by stockholders. To ensure that awards under the Stock Option Plan qualify as "performance-based compensation," the Stock Option Plan provides that the administrator may require that the vesting of awards be conditioned on the satisfaction of performance criteria which may include any or all of the following: (i) return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels or that of any of our subsidiaries, divisions, operating units or business segments; (iii) cash flow, earnings per share, funds from operations or similar measure, calculated on an aggregate or per share basis; (iv) total stockholder return; (v) changes in our stock price; or (vi) sales or market share. The administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of section 162(m) of the Code, stock options with respect to no more than 2.5 million paired shares (subject to adjustment for stock splits and similar events) may be granted to any one individual during any calendar year. In addition, the maximum award of restricted stock, performance shares and/or deferred stock for any one individual that is intended to qualify as "performance-based compensation" will not exceed 1.3 million paired shares (subject to adjustment for stock splits and similar events) for any performance cycle.

    Based solely on the closing price of a paired share as reported on the New York Stock Exchange on  •  , 2001 of $  •  per share, the maximum aggregate market value of the paired shares reserved for issuance under the Stock Option Plan would be $  •  .

    The Stock Option Plan will become effective only if this proposal is approved by the stockholders of LQ Corporation and LQ Properties.

1995 Equity Award Plans

    At August 29, 2001, the companies had an aggregate of 8,520,267 paired shares available under the companies' 1995 Equity Award Plans. In the event the Stock Option Plan is approved by our stockholders and the Stock Option Plan becomes available for use, the 1995 Equity Award Plans will be disabled so that no additional grants may be made under the 1995 Equity Award Plans thereafter. Outstanding awards under the 1995 Equity Award Plans will not be affected or changed as a result of disabling the ability to make future grants under the 1995 Equity Award Plans.

Existing Awards Outstanding under the 1995 Equity Award Plans

    There are outstanding awards under the companies' existing 1995 Equity Award Plans. A summary of the outstanding awards and the remaining availability under the 1995 Equity Award Plans as of August 29, 2001, the most recent practicable date, is as follows:

Outstanding Awards
Options:
Paired shares subject to outstanding options	6,892,195
Weighted average exercise price	$7.15
Weighted average term to expiration	9 years
Restricted Stock Awards — total paired shares	2,579,459
Total paired shares which are available for grant of awards under 1995 Equity Award Plans	8,520,267

    The above summarizes currently outstanding awards under the 1995 Equity Award Plans as well as the current number of paired shares which remain available for grant under the 1995 Equity Award Plans. In the event the Stock Option Plan is approved by the stockholders, no further grants will be made under the 1995 Equity Award Plans. The above information updates all information previously displayed in the companies' joint annual report on Form 10-K and any periodic filings made with the SEC since the filing of such joint annual report.

Elimination of Certain Provisions Contained in 1995 Equity Award Plans

    The companies' 1995 Equity Award Plans contain certain features which are not included in the 2002 Stock Option Plan. These provisions include the following:

    Option Repricing.  The 1995 Equity Award Plans permit the exercise price of outstanding options to be repriced. In other words, if, for example, an optionee has an option with a current exercise price of $15.00 per paired share, the Boards of Directors of the companies could, under the 1995 Equity Award Plans, reduce the exercise price of this option. The reduced exercise price would permit the optionee to acquire the same number of paired shares as he or she could under the existing option, but for a reduced aggregate purchase price. The 2002 Stock Option Plan does not include an option repricing mechanism.

    Unlimited Grants of Restricted Stock.  The 1995 Equity Award Plans permit the companies to make unlimited grants of restricted stock, subject to the plans' overall cap on awards. The 2002 Stock Option Plan does not permit unlimited grants of restricted stock.

    Automatic Increases in Availability.  The 1995 Equity Award Plans contain a feature, called an "evergreen", which increases the number of shares available under the plans automatically as the companies issue more paired shares. The 2002 Stock Option Plan does not contain an "evergreen" feature which automatically increases availability under the plan in the event the company issues more paired shares.

Summary of the 2002 Stock Option and Incentive Plan

    The following description of the material terms of the Stock Option Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Stock Option Plan, which is being filed with the SEC as an annex to this joint proxy statement and prospectus.

    Administration.  The Stock Option Plan provides for administration by our Board of Directors or by our compensation committee, which shall be referred to herein as the administrator.

    The administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Stock Option Plan. The administrator is not empowered to re-price stock options without stockholder approval.

    Eligibility and Limitations on Grants.  All of our officers, employees, directors and other key persons are eligible to participate in the Stock Option Plan, subject to the discretion of the administrator. In no event may any one participant receive options to purchase more than 2.5 million paired shares (subject to adjustment for stock splits and similar events) during any calendar year, as stated above. In addition, as stated above, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as "performance-based compensation" will not exceed 1.3 million paired shares (subject to adjustment for stock splits and similar events) for any performance cycle. The number of individuals potentially eligible to participate in the Stock Option Plan is approximately   •  persons.

    Stock Options.  Options granted under the Stock Option Plan may be either incentive stock options (within the definition of section 422 of the Code) or non-qualified stock options. Options granted under the Stock Option Plan will be non-qualified options if they (i) fail to meet such definition of incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Incentive options may be granted only to our officers or other employees. Non-qualified options may be granted to our employees and to non-employee directors and other key persons.

    Other Option Terms.  The administrator has the authority to determine the terms of options granted under the Stock Option Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the paired shares on the date of the option grant.

    The term of each option will be fixed by the administrator and may not exceed ten years from date of grant. The administrator will determine at what time or times each option may be exercised, and subject to the provisions of the Stock Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrator. In general, unless otherwise permitted by the administrator, no option granted under the Stock Option Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

    Options granted under the Stock Option Plan may be exercised for cash, by transfer to us (either actually or by attestation) of paired shares which are not then subject to restrictions under any company stock plan, which have been held by the optionee for at least six months or were purchased on the open market, and which have a fair market value equivalent to the option exercise price of the paired shares being purchased, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the paired shares to LQ Corporation, or by a promissory note if specifically permitted by our Board.

    At the discretion of the administrator, stock options granted under the Stock Option Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of paired shares would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the common stock on the date the additional stock option is granted) to purchase that number of paired shares equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain their equity interest in the company without dilution.

    To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of paired shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

    Stock Options Granted to Non-Employee Directors.  The Stock Option Plan provides for the automatic grant of non-qualified options to non-employee directors. Each non-employee director who is serving as a director of LQ Corporation on the fifth business day after each annual meeting of stockholders will automatically be granted on such day a non-qualified option to acquire 20,000 paired shares. Each newly-elected non-employee director will automatically be granted on the fifth day after his initial election a non-qualified option to acquire 30,000 paired shares. The exercise price of each such non-qualified option is the fair market value of a paired share on the date of grant. Each such non-qualified option is immediately exercisable and will expire ten years from the date of grant. The administrator may also make discretionary grants of non-qualified options to non-employee directors.

    Restricted Stock Awards.  The administrator may grant paired shares (at par value or for a higher purchase price determined by the administrator) of common stock to any participant subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with us through a specified vesting period. The vesting period shall be determined by the administrator but shall be at least one year for attainment of pre-established performance goals or at least three years for continued employment. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his award of restricted stock.

    Unrestricted Stock Awards.  The administrator may also grant paired shares which are free from any restrictions under the Stock Option Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

    Deferred Stock Awards.  The administrator may also award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of paired shares and may be subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the administrator, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the administrator, a participant may make an advance election to receive a portion of his compensation or restricted stock award otherwise due in the form of a deferred stock award.

    Performance Share Awards.  The administrator may grant performance share awards to any participant, which entitle the recipient to receive paired shares upon the achievement of individual or company performance goals and such other conditions as the administrator shall determine.

    Dividend Equivalent Rights.  The administrator may grant dividend equivalent rights which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified paired shares. Dividend equivalent rights may be granted as a component of another award or as a freestanding award.

    Change of Control Provisions.  The Stock Option Plan provides that in the event of a "change of control," as defined in the Stock Option Plan, all stock options will automatically become fully exercisable and the restrictions and conditions on all other awards will automatically be deemed waived.

    Adjustments for Stock Dividends, Mergers, etc.  The Stock Option Plan authorizes the administrator to make appropriate adjustments to the number of paired shares that are subject to the Stock Option Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of LQ

Corporation, the Stock Option Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding stock options or awards. Before any outstanding stock options and awards will terminate, the option holder will have an opportunity to exercise all outstanding options, and holders of other awards will receive a cash or in kind payment of such appropriate consideration as determined by the administrator in its sole discretion after taking into account the consideration payable per paired share pursuant to the business combination.

    Amendments and Termination.  The LQ Corporation Board of Directors may at any time amend or discontinue the Stock Option Plan and the administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. The administrator does not have the authority to re-price stock options without stockholder approval. To the extent required by the Code to ensure that options granted under the Stock Option Plan qualify as incentive options or that compensation earned under stock options granted under the Stock Option Plan qualify as performance-based compensation under the Code, Stock Option Plan amendments shall be subject to approval by our stockholders.

New Stock Option Plan Benefits

    No grants have been made with respect to the paired shares reserved for issuance under the Stock Option Plan. The number of paired shares that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the administrator. The number of paired shares that may be granted to non-employee directors is fixed under the Stock Option Plan, as discussed above. The table below shows information about annual awards to be made to non-employee directors as a group under the Stock Option Plan.

New Plan Benefits

Name and Position	Number of Paired Shares Underlying Stock Options(1)
All directors who are not executive officers, as a group (6 persons)	120,000

(1)
The exercise price of each stock option will be the fair market value of the paired shares on the date of grant. The value that may be realized from a stock option will depend on the fair market value of the paired shares upon the exercise of the stock option.

Tax Aspects Under the U.S. Internal Revenue Code

    The following is a summary of the principal federal income tax consequences of transactions under the Stock Option Plan. It does not describe all federal tax consequences under the Stock Option Plan, nor does it describe state or local tax consequences.

    Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If paired shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such paired shares, any amount realized in excess of the option price (the amount paid for the paired shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If paired shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the paired shares at exercise (or, if less, the amount realized on a sale of such paired shares) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering paired shares.

    If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

    Non-Qualified Options.  With respect to non-qualified options under the Stock Option Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the paired shares on the date of exercise, and we will be entitled to a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the paired shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering paired shares.

    Parachute Payments.  The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

    Limitation on Our Deductions.  As a result of section 162(m) of the Code, our tax deduction for certain awards under the Stock Option Plan may be limited to the extent that a "covered employee," as such term is defined in section 162(m) of the Code, receives compensation in excess of $1,000,000 in such taxable year of the company (other than performance-based compensation that otherwise meets the requirements of section 162(m) of the Code).

Interests of Certain Persons in the Transactions

    The Stock Option Plan permits the companies to make awards to officers and employees of the companies. In addition, the plan also provides for a formulaic annual grant of non-qualified options to non-employee Directors of LQ Corporation. If you approve the Stock Option Plan, the non-employee Directors of LQ Corporation serving on the fifth business day after each annual meeting of stockholders shall each automatically be granted on such day a non-qualified option to acquire 20,000 paired shares.

Vote Required for Approval

    The Stock Option Plan will be approved if it receives the affirmative vote of the stockholders holding a majority of the paired shares present in person or represented by proxy at the special meeting and entitled to vote on this proposal, provided that a quorum is present. Abstentions will be counted as present and entitled to vote, thus having the effect of a vote against approval of the Stock Option Plan. Broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on the proposal. In addition, in accordance with the rules of the New York Stock Exchange, a majority of outstanding paired shares must cast a vote on this proposal and the affirmative votes must constitute at least a majority of the quorum. For this purpose, abstentions will be counted as votes cast and broker non-votes will not be counted as votes cast. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of this proposal.

Recommendation

The LQ Properties and LQ Corporation Boards of Directors unanimously recommend that you vote "FOR" the approval of the Stock Option Plan.

PROPOSAL [3] FOR LQ PROPERTIES STOCKHOLDERS AND PROPOSAL [4] FOR LQ CORPORATION STOCKHOLDERS: APPROVAL OF THE LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN

Proposal

    The LQ Corporation Board of Directors has adopted and approved the La Quinta Corporation Employee Stock Purchase Plan, or the Stock Purchase Plan. If you vote to approve the Stock Purchase Plan, the Stock Purchase Plan will authorize the issuance by LQ Corporation (and LQ Properties as a result of the pairing of the Class B common stock and the LQ Corporation common stock) and the purchase by employees of up to 500,000 paired shares through payroll deductions. Under the Stock Purchase Plan, eligible employees of LQ Corporation and its designated subsidiaries, including LQ Properties, may authorize payroll deductions which will be used to exercise options to purchase paired shares. The principal purposes of the Stock Purchase Plan are to attract and retain key personnel and to encourage the employees of our company and designated subsidiaries to become stockholders. The Stock Purchase Plan is an employee stock purchase plan under section 423 of the Internal Revenue Code. Based solely on the closing price of a paired share as reported on the New York Stock Exchange on  •   of $  •  per share, the maximum aggregate market value of the paired shares reserved under the Stock Purchase Plan would be $  •  .

    The Stock Purchase Plan will become effective only if this proposal is approved by the stockholders of LQ Properties and LQ Corporation.

Summary of the Employee Stock Purchase Plan

    The following description of material terms of the Stock Purchase Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Stock Purchase Plan, which is being filed with the SEC as an annex to this joint proxy statement and prospectus.

    The Stock Purchase Plan is administered by an administrator appointed by our Board of Directors. The Stock Purchase Plan provides that all of our employees who work at least 20 hours per week and have completed at least 30 days of employment are eligible to participate in the Stock Purchase Plan. Employees who are 5% stockholders are excluded from plan participation. The number of employees potentially eligible to participate in the Stock Purchase Plan is approximately  •  persons.

    Consecutive offering periods 12 months in length will begin on March 1, 2002 after approval of the Stock Purchase Plan by stockholders. The administrator may change the length of the offering periods but the offering period may not exceed one year. Each participant will be granted an option on the first day of the offering period, and the option will be exercised if the participant remains employed on the last day of the offering period. The exercise price of an option is 85% of the fair market value of a paired share (i) on the grant date or (ii) on the last day of the offering period, whichever is lower. The option is exercised and paired shares purchased with funds accumulated through payroll deductions of from 1% to 10% of a participant's compensation. Subject to the tax limitations, the number of paired shares purchased by a participant will be equal to the total balance of payroll deductions accumulated for the offering period divided by the exercise price of a paired share for that offering period.

    The Stock Purchase Plan will remain in full force and effect until suspended or discontinued by our Board of Directors. Our Board of Directors may amend or revise the Stock Purchase Plan for any purposes which may at any time be permitted by law, or may terminate the Stock Purchase Plan. Plan amendments are subject to stockholders' approval to the extent required by the tax laws to preserve the tax qualification of the Stock Purchase Plan.

Income Tax Considerations

    Federal income tax is not imposed upon a participant in the year an option is granted or the year the paired shares are purchased pursuant to the exercise of the option granted under the Stock Purchase Plan. Federal income tax generally is imposed upon a participant when the participant sells the paired shares acquired pursuant to the Stock Purchase Plan. If a participant sells the paired shares more than two years from the grant date and more than one year from the exercise date, then federal income tax assessed at ordinary income rates will be imposed upon the amount, if any, by which the fair market value of the paired shares on the date of the option grant or the date of disposition, whichever is less, exceeds the amount paid for the paired shares. In addition, the difference between the amount received by the participant at the time of sale and the participant's tax basis in the paired shares (the amount paid on exercise of the option plus any amount recognized as ordinary income) will be recognized as a capital gain or loss. We will not be entitled to a deduction under these circumstances for federal income tax purposes. If the participant sells the paired shares sooner than either two years from the grant date or one year from the exercise date, then the excess, if any, of the fair market value on the last day of the offering period over the amount paid for the paired shares will be taxed as ordinary income, and we will be entitled to a deduction equal to that amount. In addition, the difference between the amount realized on the disposition and the participant's tax basis in the paired shares (the amount paid on exercise of the option plus the ordinary income, if any, recognized as a result of the disposition) should be reported as a capital gain or loss.

Vote Required For Approval

    The Stock Purchase Plan will be approved if it receives the affirmative vote of our stockholders holding a majority of the paired shares present in person or represented by proxy at the special meeting and entitled to vote on this proposal, provided that a quorum is present. Abstentions will be counted as present and entitled to vote, thus having the effect of a vote against approval of the Stock Purchase Plan. Broker non-votes will not be considered present and entitled to vote and accordingly will not have any effect on the proposal. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of this proposal.

Recommendation

The LQ Properties and LQ Corporation Boards of Directors unanimously recommend that you vote "FOR" the approval of the Stock Purchase Plan.

MANAGEMENT OF LA QUINTA FOLLOWING THE RESTRUCTURING

Directors and Executive Officers

    The following table provides information about the current directors of LQ Corporation and LQ Properties, who will remain as directors following the restructuring.

Name and Principal Occupation or Employment	Age	Director of LQ Properties and its Predecessor Since	Director of LQ Corporation and its Predecessor Since	Terms Expire
Clive D. Bode	58	1999	1999	2002
Chairman of the Board Director, Kelly, Hart & Hallman
Francis W. Cash	59	2000	2000	2004
Chief Executive Officer and President of LQ Properties and LQ Corporation
William C. Baker	68	2000	1991	2003
Former Chief Executive Officer, Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company
William G. Byrnes	50	2000	1998	2004
Financial Consultant, Private Investor and Director, JDN Realty Corporation
James P. Conn	63	1995	2000	2002
Former Managing Director and Chief Investment Officer of Financial Security Assurance, Inc.
John C. Cushman, III	60	1996	2000	2003
Chairman of the Board, Cushman & Wakefield, Inc.
Stephen E. Merrill	55	1998	1998	2002
President, Bingham Consulting Group, LLC

    The following is a brief description of the present and past business experience of each of the persons who will serve as directors and executive officers of LQ Corporation and LQ Properties following the restructuring. Each of these persons is currently serving in the listed capacity with LQ Corporation and LQ Properties and will serve in the identical capacity following the restructuring.

    Clive D. Bode has been Chairman of the Boards of LQ Properties and LQ Corporation since October 1999. Mr. Bode has been a special advisor to certain members of the Bass Family of Fort Worth, Texas for the past 10 years. Mr. Bode is also Director of Kelly, Hart & Hallman, a Fort Worth based law firm.

    Francis W. Cash has been President and Chief Executive Officer of LQ Properties and President and Chief Executive Officer of LQ Corporation since April 17, 2000. Mr. Cash was also the Treasurer of LQ Corporation from April 17, 2000 until June 2000, at which time David L. Rea joined LQ Corporation and became Treasurer of LQ Corporation. Mr. Cash was the Chairman of the Board, Chief Executive Officer, President and a Director of Mariner Healthcare Group, Inc. from September 8, 1999 until March 2000. From July 1995 to August 1999, Mr. Cash served as President and

Chief Executive Officer of Red Roof Inns, Inc. ("Red Roof Inns"). He also served as Chairman of the Board of Red Roof Inns from June 1996 to August 1999. Prior to his service at Red Roof Inns, Mr. Cash served as President and Chief Operating Officer of NovaCare, Inc. from October 1992 to June 1995. Prior to that, Mr. Cash served in a number of senior executive positions for 18 years at Marriott Corporation, most recently as President, Marriott Service Group.

    William C. Baker has been a Director of LQ Corporation since October 1991. He was a Director of LQ Properties' predecessor prior to the 1997 Santa Anita merger and was appointed a Director of LQ Properties in April 2000. Mr. Baker served as President and Treasurer of LQ Corporation from August 1998 through April 2000. Mr. Baker was Chief Executive Officer of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company from April 1996 to December 1998. Mr. Baker was the President of Red Robin International, Inc. from 1993 to 1995, a private investor from 1988 to 1992 and Chairman of the Board and Chief Executive Officer of Del Taco, Inc. from 1976 to 1988. He served as Chairman of the Board of Coast Newport Properties from 1991 to 1999. Mr. Baker is a Director of Callaway Golf Company and Public Storage, Inc.

    William G. Byrnes has been a Director of LQ Corporation since 1998 and was appointed a Director of LQ Properties in April 2000. Mr. Byrnes served as Chief Executive Officer of LQ Properties from January 2000 through Mr. Cash's appointment in April 2000. He was previously a Distinguished Professor of Finance at Georgetown University from August 1988 to May 1999, and was associated with Alex. Brown and Sons, investment bankers, from 1981 through 1998. Mr. Byrnes is a Financial Consultant and Private Investor and is a Director of JDN Realty Corporation, a real estate development and asset management company traded on the New York Stock Exchange, a Director of Security Capital Preferred Growth Incorporated and non-executive Chairman of Pulpfree, Inc.

    James P. Conn has been a Director of LQ Properties since 1995, was a Director of LQ Corporation's predecessor prior to the 1997 Santa Anita merger and was appointed a Director of LQ Corporation in April 2000. Mr. Conn was the Managing Director and Chief Investment Officer of Financial Security Assurance, Inc. from 1992 through 1998. He was also the President and Chief Executive Officer of Bay Meadows Operating Company from 1988 to 1992. Mr. Conn is a Trustee of Gabelli Equity Trust, Gabelli Global Multimedia Trust, Gabelli Utility Trust and a member of the Board of Directors of First Republic Bank. Mr. Conn is also a Trustee of Gabelli Asset Fund, Gabelli Growth Fund and Gabelli Westwood Funds.

    John C. Cushman, III has been a Director of LQ Properties since 1996, was a Director of LQ Corporation's predecessor prior to the 1997 Santa Anita merger and was appointed a Director of LQ Corporation in April 2000. Mr. Cushman has been the Chairman of the Board at Cushman & Wakefield, Inc. since July 1, 2001. Previously Mr. Cushman had been the President and Chief Executive Officer of Cushman Realty Corporation since 1978. He is a Director of National Golf Properties, Inc., Los Angeles Turf Club, Incorporated, Digital Gene Technologies, Inc., Cushman Realty Corporation, Cushman Winery Corporation and Inglewood Park Cemetery.

    Stephen E. Merrill has been a Director of LQ Corporation since May 1998. Mr. Merrill is the President of Bingham Consulting Group, LLC and was Of Counsel to the law firm Choate, Hall & Stewart from March 1997 to February 1999. Previously, Mr. Merrill served as Governor of the State of New Hampshire from 1993 through 1997. He was senior partner in the law firm Merrill & Broderick from 1989 through 1993 and served as Attorney General for the State of New Hampshire from 1985 through 1989. Mr. Merrill also served as legal counsel and Chief of Staff to the Governor of New Hampshire from 1982 through 1985.

Executive Officers Who Are Not Directors

    David L. Rea has been Executive Vice President, Chief Financial Officer and Treasurer of LQ Corporation since June 2000 and LQ Properties since December 2000. Most recently, Mr. Rea served as CFO of the start-up business to business e-commerce company, SingleSourceIT.com. Prior to that he was with Red Roof Inns, Inc. from 1996 through 1999, where he served in various roles including Executive Vice President, CFO and Treasurer. From 1995 through 1996, he served as Vice President of Finance at DeBartolo Realty Corporation and held various investment management related positions with T. Rowe Price Associates from 1986 through 1995.

    Alan L. Tallis has been Executive Vice President-Chief Development Officer of La Quinta Inns, Inc. since July 2000. He previously served in various executive positions with LQ Corporation from 1980 to 1992. Prior to returning to LQ Corporation in 2000, Mr. Tallis served as Executive Vice President-Development and General Counsel of Red Roof Inns, Inc. and Managing Director of Tallis & Associates.

    Michael F. Bushee has been Chief Operating Officer of LQ Properties since September 1994. He was Senior Vice President of Operations of LQ Properties from November 1993 through August 1994, Vice President from December 1989 through October 1993, Director of Development from January 1988 to December 1989 and has been associated with LQ Corporation since April 1987. Mr. Bushee was previously associated with The Stop & Shop Companies, Inc., a retailer of food products and general merchandise, for three years and Wolf & Company, P.C., independent accountants, for four years.

    A. John Novak has served as Senior Vice President and Chief Information Officer of LQ Corporation since January 2001. Prior to joining LQ Corporation, Mr. Novak was Senior Vice President and Chief Information Officer for Resort Condominiums International (RCI), a division of Cendant Corporation, beginning in April 1999. He served as Vice President of Lodging Property Systems for Marriott International from 1996 to 1999. Mr. Novak also served as Vice President of Resorts and Sales Systems for Walt Disney World Company from 1990 until 1996.

    Stephen T. Parker has served as Executive Vice President of Sales and Marketing of La Quinta Inns since June 2001. From May 2000 to June 2001, he served as Senior Vice President of Sales and Marketing of La Quinta Inns. From August 1999 to May 2000, he was a hospitality/marketing consultant in Phoenix, Arizona. From March 1997 until August 1999, Mr. Parker served as Senior Vice President, Sales and Marketing for Red Roof Inns, Inc. He served as Vice President, Marketing for North America for Choice Hotels International, Inc. in Silver Spring, Maryland from October 1986 until March 1997.

    Wayne B. Goldberg has been Senior Vice President of Operations of La Quinta Inns since October 2001 and, prior to that, was Group Vice President of Operations since July 2000. Prior to joining La Quinta Inns, Mr. Goldberg was Chief Operating Officer for BridgeStreet Accommodations. Prior to BridgeStreet, Mr. Goldberg spent over 20 years at Red Roof Inns Inc. Mr. Goldberg served in various roles at Red Roof Inns, including: Group Vice President, District Vice President, Regional Manager, Area Manager and General Manager.

    Debora A. Pfaff, a Certified Public Accountant, has been Vice President of Operations of LQ Properties since October 1995. From September 1992 to October 1995, she was LQ Properties Director of Operations. Ms. Pfaff was previously a Senior Manager with KPMG Peat Marwick where she was employed from 1985 to 1992.

    Richard W. Pomroy has been Vice President of Development of LQ Properties since October 1997 and has been Director of Development of LQ Properties since 1994. Prior to joining LQ Properties, he was a project manager at Continuum Care Corporation, an operator of healthcare facilities. Mr. Pomroy served as Vice President of Construction for several Boston area general contracting firms.

    Brent A. Spaeth has been Senior Vice President of Human Resources and Administration of La Quinta Inns since October 2001 and, prior to that, was Group Vice President of Operations since August 2000. Prior to that he was Regional Vice President of the Inn & Suites in the Western Regions

and Divisional Vice President for the Central Division of La Quinta Inns from May 1997 through July 2000. Mr. Spaeth has been with La Quinta Inns since February of 1989. He formerly had various regional operations positions with the Drury and Holiday Inn corporations.

Executive Compensation

Executive Compensation—LQ Properties

    The following table provides information with respect to the compensation that LQ Properties paid in 1998, 1999, and 2000 to those individuals who served as LQ Properties' chief executive officer, the four most highly compensated executive officers other than the chief executive officer, and two former executive officers who are no longer with LQ Properties or its subsidiaries whose base salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

LQ Properties Summary Compensation Table

					Long-Term Compensation Awards
		Annual Compensation					Awards Securities Underlying Options/ SARs (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)(a)		Restricted Stock Award(s) ($)			All other Compensation ($)
Francis W. Cash(1)	2000	—	—		—		—	—
Chief Executive Officer and	1999	—	—		—		—	—
President	1998	—	—		—		—	—
Michael F. Bushee	2000	392,900	425,000	(2)	178,200	(3)	-0-	30,282	(6)
Chief Operating Officer	1999	300,000	221,607	(2)	95,600	(4)	-0-	6,627
	1998	300,000	194,718	(2)	1,125,000	(5)	150,000	6,627
David L. Rea(7)	2000	—	—		—		—	—
Chief Financial Officer and	1999	—	—		—		—	—
Treasurer	1998	—	—		—		—	—
Debora A. Pfaff	2000	169,121	280,000	(8)	118,800	(9)	0-	20,310	(10)
Vice President of Operations	1999	124,100	60,000	(8)	-0-		-0-	17,481
	1998	101,323	60,000	(8)	225,000	(9)	25,458	31,138
Michael S. Benjamin	2000	351,018	215,000	(11)	178,200	(12)	-0-	82,4099	(15)
Former Senior Vice President,	1999	300,000	221,607	(11)	95,600	(13)	-0-	6,786
General Counsel and Secretary	1998	300,000	194,718	(11)	1,125,000	(14)	150,000	6,786
Laurie T. Gerber	2000	300,000	215,000	(16)	178,200	(17)	-0-	22,970	(20)
Former Chief Financial	1999	275,000	215,000	(16)	95,600	(18)	-0-	6,157
Officer	1998	250,000	150,000	(16)	1,125,000	(19)	150,000	6,157
John F. Schmutz(7)(29)	2000	—	—		—		—	—
Former Senior Vice President,	1999	—	—		—		—	—
General Counsel and Secretary	1998	—	—		—		—	—
David F. Benson(21)	2000	37,781	-0-		178,200	(23)	-0-	-0-	(25)
Former Chief Executive	1999	500,000	10,096	(22)	95,600	(23)	-0-	6,860
Officer and President	1998	500,000	319,912	(22)	2,812,500	(24)	375,000	6,860
William G. Byrnes(26)	2000	-0-	-0-		82,750	(27)	75,000	100,000	(28)
Former Chief Executive	1999	-0-	-0-		-0-		-0-	-0-
Officer and President	1998	-0-	-0-		-0-		-0-	-0-

(a)
Bonus amounts listed reflect all bonus payments actually made during the fiscal year ended December 31, 2000. Any bonus payments earned during such fiscal year, but paid in 2001, will be reflected in LQ Properties' annual meeting joint proxy statement for the fiscal year ended December 31, 2001.

(1)
Mr. Cash became Chief Executive Officer and President of LQ Corporation and LQ Properties on April 17, 2000. Mr. Cash was paid by LQ Corporation for his services as an officer of both LQ Corporation and LQ Properties. See "LQ Corporation Summary Compensation Table" infra.

(2)
Mr. Bushee received his bonus for 2000 in cash. Mr. Bushee received his bonuses for 1999 and 1998 in cash and shares. For 1999, $215,000 was cash and $6,607 was shares (428 shares at $15.44 per share on January 4, 2000). For 1998, $150,000 was cash and $44,718 was shares (1,646 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(3)
Mr. Bushee received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(4)
Mr. Bushee received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(5)
Mr. Bushee received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(6)
Includes $14,233 in health insurance premiums paid by LQ Properties, $2,422 in disability insurance premiums paid by LQ Properties, $1,627 in life insurance premiums paid by LQ Properties and a $12,000 car allowance.

(7)
Messrs. Rea and Schmutz were paid by LQ Corporation for their services as officers of both LQ Corporation and LQ Properties. See "LQ Corporation Summary Compensation Table".

(8)
Ms. Pfaff received her bonuses for 2000, 1999 and 1998 in cash.

(9)
Ms. Pfaff received awards of 20,000 and 10,000 shares of restricted stock on January 3, 2000 and July 31, 1998, respectively, and the fair market value of a share on the date of grant was $5.94 and $22.50, respectively. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $51,2000 and $25,600, respectively, based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(10)
Includes $14,233 in health insurance premiums paid by LQ Properties, $1,254 in disability insurance premiums paid by LQ Properties, $1,627 in life insurance premiums paid by LQ Properties and a stock grant of $3,196.

(11)
Mr. Benjamin received his bonus for 2000 in cash. Mr. Benjamin received his bonuses for 1999 and 1998 in cash and shares. For 1999, $215,000 was cash and $6,607 was shares (428 shares at $15.44 per share on January 4, 2000). For 1998, $150,000 was cash and $44,718 was shares (1,646 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(12)
Mr. Benjamin received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(13)
Mr. Benjamin received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(14)
Mr. Benjamin received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(15)
Includes $14,233 in health insurance premiums paid by LQ Properties, $1,995 in disability insurance premiums paid by LQ Properties, $1,627 in life insurance premiums paid by LQ Properties, a $4,554 car allowance and forgiveness of $60,000 of debt. Excludes the Severance Payment of $4,745,421 received by Mr. Benjamin upon his termination of employment with LQ Properties on December 29, 2000. See explanation of Mr. Benjamin's severance provision at "Employment Arrangements" infra.

(16)
Ms. Gerber received her bonuses for 2000, 1999 and 1998 in cash.

(17)
Ms. Gerber received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(18)
Ms. Gerber received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(19)
Ms. Gerber received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(20)
Includes $14,233 in health insurance premiums paid by LQ Properties, $1,710 in disability insurance premiums paid by LQ Properties, $1,627 in life insurance premiums paid by LQ Properties and a $5,400 car allowance. Excludes the Severance Payment of $4,357,835 received by Ms. Gerber upon her termination of employment with LQ Properties on December 29, 2000. See explanation of Ms. Gerber's severance provision at "Employment Arrangements" infra.

(21)
Mr. Benson ceased to serve as LQ Properties' Chief Executive Officer and President on February 1, 2000.

(22)
Mr. Benson received his bonus for 1999 in shares and 1998 in cash and shares. For 1999, Mr. Benson received $10,096 in shares (654 shares at $15.44 per share on January 4, 2000). For 1998, $250,000 was cash and $69,912 was shares (2,558 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(23)
Mr. Benson received awards of 30,000 and 10,000 shares of restricted stock on January 3, 2000 and August 5, 1999, respectively, and the fair market value of a share on the date of grant was $5.95 and $9.56, respectively. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 and $25,600, respectively, based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(24)
Mr. Benson received an award of 125,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003 and $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $320,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(25)
Excludes the Severance Payment received by Mr. Benson upon his termination of employment with LQ Properties on February 1, 2000. See explanation of Mr. Benson's severance provision at "Employment Arrangements with Executive Officers" on page 112.

(26)
Mr. Byrnes ceased to serve as LQ Properties' Chief Executive Officer and President in April 2000.

(27)
Mr. Byrnes received an award of 25,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. One third of the restricted stock vests for each year of service on the Board of Directors of LQ Properties after September 7, 2000 and dividends, if and when declared, are payable on the restricted stock. All of the restricted stock immediately vests upon a change of control of LQ Properties. The value of the restricted stock as of December 29, 2000 was $64,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(28)
As compensation for his service as Chief Executive Officer and President of LQ Properties, Mr. Byrnes was issued 50,000 shares with an approximate value, at the time of the grant, of $100,000.

(29)
Mr. Schmutz ceased to serve as LQ Properties Senior Vice President, General Counsel and Secretary in October 2001.

LQ Properties Option Grants Table

    The following table provides information with respect to stock options granted by LQ Properties to the LQ Properties named executive officers in recognition of services rendered in the fiscal year ended December 31, 2000. All stock options are granted at an exercise price equal to the fair market value on the date of grant.

Option Grants in Last Fiscal Year for LQ Properties

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted To Employees In 2000	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)
Francis W. Cash	-0-	—	—	—	—
Michael F. Bushee	-0-	—	—	—	—
David L. Rea	-0-	—	—	—	—
Debora A. Pfaff	-0-	—	—	—	—
Michael S. Benjamin	-0-	—	—	—	—
Laurie T. Gerber	-0-	—	—	—	—
John F. Schmutz	-0-	—	—	—	—
David F. Benson	-0-	—	—	—	—
William G. Byrnes	-0-	—	—	—	—

LQ Properties Option Exercises and Year-End Value Table

    The following table provides information with respect to the aggregate number of options to purchase shares exercised by the LQ Properties named executive officers as of December 31, 2000. The value of unexercised in-the-money options is based on the closing price of a paired share, as reported on the New York Stock Exchange, on December 29, 2000 of $2.56, minus the exercise price, multiplied by the number of paired shares underlying the options. An option is "in-the-money" if the fair market value of the shares underlying the option exceeds the exercise price.

Aggregate Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values for LQ Properties

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Year-End($) Exercisable/Unexercisable
Francis W. Cash	-0-	-0-	—	—
Michael F. Bushee	-0-	-0-	298,330/244,193	-0-/-0-
David L. Rea	-0-	-0-	—	—
Debora A. Pfaff	-0-	-0-	37,825/40,000	-0-/-0-
Michael S. Benjamin (1)	-0-	-0-	298,330/-0-	-0-/-0-
Laurie T. Gerber (1)	-0-	-0-	122,095/-0-	-0-/-0-
John F. Schmutz	-0-	-0-	—	—
David F. Benson	-0-	-0-	-0-/-0-	-0-/-0-
William G. Byrnes	-0-	-0-	-0-/75,000	-0-/-0-

(1)
Mr. Benjamin and Ms. Gerber terminated employment with LQ Properties in December 2000 and their options were forfeited in March 2001.

Executive Compensation—LQ Corporation

    The following table provides information with respect to the compensation that LQ Corporation paid in 1998, 1999 and 2000 to those individuals who served as LQ Corporation's Chief Executive Officer, the four most highly compensated executive officers other than the Chief Executive Officer and two former executive officers who are no longer with LQ Corporation or its subsidiaries whose base salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

LQ Corporation Summary Compensation Table

				Long-Term Compensation Awards
		Annual Compensation				Awards Securities Underlying Options/ SARs (#)(a)
				Restricted Stock Awards(s) ($)(a)
Name and Principal Position	Year	Salary ($)	Bonus ($)(b)				All other Compensation ($)
Francis W. Cash(1)	2000	553,846	-0-	965,000	(2)	2,400,000	797,543	(3)
Chief Executive Officer	1999	—	—	—		—	—
President	1998	—	—	—		—	—
David L. Rea(4)	2000	194,712	-0-	522,000	(5)	900,000	184,183	(6)
Chief Financial Officer	1999	—	—	—		—	—
Treasurer	1998	—	—	—		—	—
Stephen A. Parker	2000	190,385	-0-	155,500	(7)	100,000	18,400	(8)
Senior Vice President	1999	—	—	—		—	—
Sales & Marketing	1998	—	—	—		—	—
William S. McCalmont(9)	2000	222,739	-0-	-0-		-0-	-0-	(11)
Former Interim President	1999	259,615	150,000	-0-		-0-	864,055
La Quinta Inns	1998	249,999	100,000	697,000	(10)	-0-	16,298	(12)
Bobby G. Moore, III(13)	2000	199,231	17,500	103,665	(14)	66,667	19,709	(15)
Former Senior Vice President	1999	138,792	-0-	—		—	110,630
and Chief Information Officer	1998		—	—		—	6,536
John F. Schmutz(16)	2000	226,000	40,000	129,585	(17)	83,333	587,862	(18)
Former Senior Vice President,	1999	196,539	38,675	—		130,000	51,891
General Counsel and Secretary	1998	169,539	34,000	—		-0-	15,978	(19)
Vito J. Stellato(20)	2000	175,154	35,000	93,300	(21)	60,000	39,361	(22)
Former Senior Vice President	1999	161,827	-0-	-0-		-0-	48,478
Human Resources	1998	—	—	—		—	—
William C. Baker(23)	2000	-0-	-0-	82,750	(24)	75,000	100,000	(25)
Former Chief Executive	1999	-0-	-0-	-0-		-0-	-0-
Officer, President and	1998	-0-	45,844	-0-	(26)	-0-	-0-	(27)
Treasurer

(a)
The restricted stock grant to Mr. Schmutz and option grants to Mr. Cash and Mr. Schmutz are listed on this table for simplicity, but were actually granted by LQ Properties.

(b)
Bonus amounts listed reflect all bonus payments actually made during the fiscal year ended December 31, 2000. Any bonus payments earned during such fiscal year, but paid in 2001, will be reflected in LQ Corporation's annual meeting joint proxy statement for the fiscal year ended December 31, 2001.

(1)
Mr. Cash became Chief Executive Officer and President of LQ Corporation on April 17, 2000. Accordingly, no compensation information is presented for Mr. Cash for the years 1999 and 1998.

(2)
Mr. Cash received an award of 500,000 shares of restricted stock on April 17, 2000 and the fair market value of a share on the date of grant was $2.13. Mr. Cash received such grant of restricted stock in his capacity as an executive officer of LQ Corporation and the restricted stock vests three years from the date of grant. All restricted stock immediately vests upon a change of control of LQ Corporation and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $1,280,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(3)
Including primarily a $600,000 sign-on bonus, $169,659 in moving expenses and other expenses.

(4)
Mr. Rea became Chief Financial Officer and Treasurer of LQ Corporation in June 2000. Accordingly, no compensation information is presented for Mr. Rea for the years 1999 and 1998.

(5)
Mr. Rea received an award of 300,000 shares of restricted stock on June 12, 2000 and the fair market value of a share on the date of grant was $1.94. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of LQ Corporation and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $768,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(6)
Including primarily a $150,000 sign-on bonus, a $4,362 car allowance and certain other moving and other expenses.

(7)
Mr. Parker received an award of 50,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of LQ Corporation and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(8)
Includes primarily a $8,377 car allowance, $6,095 in moving expenses and $1,440 in life insurance premiums paid by LQ Corporation.

(9)
Mr. McCalmont ceased to serve as Interim President of La Quinta Inns, Inc. in April 2000.

(10)
Mr. McCalmont received an award of 50,000 shares of restricted stock on December 10, 1998 and the fair market value of a share on the date of grant was $13.94, which shares were forfeited after Mr. McCalmont's termination from LQ Corporation.

(11)
Excludes a $1,773,871 severance payment pursuant to the terms of his severance agreement.

(12)
A portion of this other compensation was paid by La Quinta Inns, Inc. during the portion of 1998 prior to the July 18, 1998 merger of La Quinta Inns, Inc. with and into LQ Properties.

(13)
Mr. Moore ceased to serve as Senior Vice President and Chief Information Officer of LQ Corporation in January 2001.

(14)
Mr. Moore received an award of 33,333 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of LQ Corporation and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $85,332 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(15)
Including primarily a $13,154 car allowance and $1,332 in life insurance premiums paid by LQ Corporation. Excludes a $398,462 severance payment.

(16)
Mr. Schmutz ceased to serve as Senior Vice President, General Counsel and Secretary of LQ Corporation in October 2001.

(17)
Mr. Schmutz received an award of 41,667 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of LQ Properties and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $106,668 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(18)
Including primarily a special bonus (in lieu of severance) of $532,000, the payout of a deferred SERP valued at $30,760, a car allowance of $13,150, a contribution on his behalf in the amount of $7,500 to the Executive Savings Plan and $1,368 in life insurance premiums paid by LQ Corporation.

(19)
A portion of this other compensation was paid by La Quinta Inns, Inc. during the portion of 1998 prior to the July 18, 1998 merger of La Quinta Inns, Inc. with and into LQ Properties.

(20)
Mr. Stellato ceased to serve as Senior Vice President of Human Resources of LQ Corporation in October 2001.

(21)
Mr. Stellato received an award of 30,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of LQ Corporation and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(22)
Including primarily a payout of a deferred SERP valued at $17,999, a $13,290 car allowance and $1,188 in life insurance premiums paid by LQ Corporation.

(23)
Mr. Baker ceased to serve as LQ Corporation's Chief Executive Officer, President and Treasurer in April 2000.

(24)
Mr. Baker received an award of 25,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. One third of the restricted stock vests for each year of service on the Board of Directors of LQ Properties after September 7, 2000 and dividends, if and when declared, are payable on the restricted stock. All of the restricted stock immediately vests upon a change of control of LQ Properties. The value of the restricted stock as of December 20, 2000 was $64,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(25)
As compensation for his service as Chief Executive Officer, President and Treasurer of LQ Corporation, Mr. Baker was issued 50,000 shares with an approximate value, at the time of the grant, of $100,000.

(26)
On July 31, 1998, LQ Corporation issued 75,000 shares of restricted stock at $22.50 per share to Mr. Baker, which as of the grant date had a value of $1,687,500. As of December 31, 1998 the restricted stock had a value of $1,125,000. This grant was forfeited on January 4, 1999. Dividends were paid in August, September and November of 1998.

(27)
Excludes severance payments of $1,723,800 paid to Mr. Baker.

LQ Corporation Option Grants Table

    The following table provides information with respect to stock options granted by LQ Corporation to the LQ Corporation named executive officers in recognition of services rendered in the fiscal year ended December 31, 2000. All stock options were granted at an exercise price equal to the fair market value or higher on the date of grant and will vest 25% per year over four years from the date of grant.

Option Grants in Last Fiscal Year for LQ Corporation

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted To Employees In 2000	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value($)
Francis W. Cash(1)	600,000	11.475	4.0312	4/17/2010	335,340
	600,000	11.475	5.3750	4/17/2010	241,740
	1,200,000	22.95	6.7188	4/17/2010	361,080
David L. Rea(2)	450,000	8.6	1.9375	6/12/2010	398,610
	450,000	8.6	2.9063	6/12/2010	288,990
Stephen A. Parker	100,000	1.9	3.3125	9/07/2010	149,760
William S. McCalmont	-0-	-0-	—	—	—
Bobby G. Moore, III	66,667	1.3	3.3125	9/07/2010	99,840
John F. Schmutz	83,333	1.6	3.3125	9/07/2010	124,800
Vito J. Stellato	60,000	1.1	3.3125	9/07/2010	89,856
William C. Baker	75,000	1.4	3.3125	9/07/2006	112,320

(1)
In the event the closing price of a paired share exceeds, for a period of 30 consecutive days, the option exercise price, the paired shares subject to such options shall accelerate and become exercisable as to 20% of the original number of paired shares underlying such option grant not yet fully exercisable. Further, in the event the closing price of a paired share equals or exceeds, for a period of 30 consecutive days, three times the closing price for a paired share on March 22, 2000 ($2.6875) or $8.0625, the paired shares subject to such options shall accelerate and become exercisable as to an additional 20% of the original number of paired shares underlying such option grant not yet fully exercisable.

(2)
In the event the closing price of a paired share equals or exceeds, for a period of 30 consecutive days, three times the closing price for a paired share on June 12, 2000 ($1.9375) or $5.8125, the paired shares subject to such options shall accelerate and become exercisable as to any paired shares underlying such option grant not yet fully exercisable.

LQ Corporation Option Exercises and Year-End Value Table

    The following table provides information with respect to the aggregate number of options to purchase shares exercised by LQ Corporation named executive officers as of December 31, 2000. The value of unexercised in-the-money options is based on the closing price of a share, as reported on the New York Stock Exchange, on December 29, 2000 of $2.56, minus the exercise price, multiplied by the number of shares underlying the options. An option is "in-the-money" if the fair market value of the shares underlying the option exceeds the exercise price.

Aggregate Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values for LQ Corporation

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Year-End($) Exercisable/Unexercisable
Francis W. Cash	-0-	-0-	-0-/2,400,000	-0-/-0-
David L. Rea	-0-	-0-	0/900,000	-0-/279,000
Stephen A. Parker	-0-	-0-	0/100,000	-0-/-0-
William S. McCalmont	-0-	-0-	0/0	-0-/-0-
Bobby G. Moore, III(1)	-0-	-0-	12,500/137,500	-0-/-0-
John F. Schmutz	-0-	-0-	65,000/148,333	-0-/-0-
Vito J. Stellato	-0-	-0-	60,000/120,000	-0-/-0-
William C. Baker	-0-	-0-	-0-/75,000	-0-/-0-

(1)
Mr. Moore terminated employment with LQ Corporation in January 2001 and his options were forfeited in April 2001.

Employment Arrangements with Executive Officers

    Employment Arrangement with Chief Executive Officer and President Francis W. Cash. Effective April 17, 2000, Francis W. Cash entered into an employment agreement with LQ Properties. Mr. Cash's employment agreement provides that he will serve as President and Chief Executive Officer of LQ Properties until the third anniversary of the effective date of his Employment Agreement, at which time the Employment Agreement will renew automatically thereafter for successive one-year terms unless six (6) months notice of non-renewal is given by either party to the other. Mr. Cash is eligible to receive an annual bonus to be determined by the compensation committee of an amount up to 200% of his base compensation. Mr. Cash is also the President and Chief Executive Officer of LQ Corporation.

    Upon termination of Mr. Cash's employment due to death or disability of Mr. Cash, LQ Properties shall pay to Mr. Cash (or his beneficiary in the event of his death) any base salary, bonus or other compensation earned but not paid and the pro rata amount of the annual base target bonus payable. Additionally, LQ Properties will continue to provide health benefits for at least two years.

    Upon termination of Mr. Cash's employment by LQ Properties other than "for cause" or by Mr. Cash for "good reason," LQ Properties shall pay Mr. Cash, in addition to the amounts described in the immediately preceding paragraph, a lump sum payment equal to two times the sum of Mr. Cash's base salary and base target bonus. Further, 20% of the original number of Mr. Cash's "performance shares" and "options" (as defined in Mr. Cash's Employment Agreement) covering 20% of the original number of paired shares in each option shall accelerate and become vested and exercisable. Additionally, LQ Properties will continue to provide health benefits for at least two years.

    Upon the consummation of a "change in control" (as defined in Mr. Cash's employment agreement) 20% of Mr. Cash's paired shares subject to an option shall become fully exercisable as of the date of consummation of the change in control.

    If a change in control occurs and Mr. Cash's employment is terminated within two years of such change in control as a result of an "executive termination event" (as defined in Mr. Cash's employment agreement), Mr. Cash shall be entitled to the following severance benefits: (i) an amount equal to three times the average of his annual base salary (for the three fiscal years preceding the change in control) and three times the average of his cash bonuses paid (for the two fiscal years preceding the change in control); (ii) an amount equal to Mr. Cash's full base salary through the termination date and the pro rata amount of the maximum base target bonus available during such year; and (iii) all unvested equity, including performance shares and options, shall become fully vested and exercisable. Additionally, LQ Properties will purchase Mr. Cash's house at market value, provide certain outplacement assistance and will continue to provide health care benefits for the balance of the term.

    Employment Arrangement With Executive Officer Michael F. Bushee.  Effective January 1, 1999, Michael F. Bushee entered into an employment agreement with LQ Properties, which agreement was subsequently amended in January 2000 and June 2000. Mr. Bushee's employment agreement provides that he will serve as the Chief Operating Officer of LQ Properties until December 31, 2002, (the "anticipated termination date") and continue to implement La Quinta's strategic plan. Mr. Bushee's base salary is $425,000 and he is eligible to receive an annual bonus to be determined by the compensation committee of an amount up to 100% of his base compensation, provided, however, that with respect to each such bonus payment, 80% of each such bonus shall be based on performance criteria and 20% of each such bonus payment shall be discretionary. Upon Mr. Bushee's termination of employment due to death or disability, all unexercisable stock options and non-vested stock-based grants and performance units will immediately vest and will be exercisable for 90 days. Additionally, LQ Properties will provide health insurance coverage for at least two years.

    If Mr. Bushee terminates his employment for "good reason," or if LQ Properties terminates his employment without "cause," LQ Properties will pay Mr. Bushee a severance payment equal to, at a minimum, two times the sum of his average base compensation (determined in accordance with the his respective employment agreement) and average incentive compensation (determined in accordance with his Employment Agreement).

    If a "change in control" (as defined in the employment agreement) occurs or is deemed to have occurred and Mr. Bushee's employment is terminated for any reason other than death, disability or voluntary resignation within two years of such change in control, LQ Properties must pay Mr. Bushee a lump sum amount equal to Mr. Bushee's severance payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable.

    Employment Arrangement With Executive Officer David L. Rea.  Effective June 12, 2000, David L. Rea entered into an employment agreement with LQ Properties, which agreement was subsequently amended in August 2000. Mr. Rea's employment agreement provides that he will serve as Executive Vice President, Chief Financial Officer and Treasurer of LQ Properties and LQ Corporation until the third anniversary of the effective date of the employment agreement, at which time the employment agreement will be renewed automatically thereafter for successive one-year terms unless six (6) months notice of non-renewal is given by either party to the other. Mr. Rea is eligible to receive an annual bonus to be determined by the compensation committee of an amount up to 150% of his base compensation.

    Upon Mr. Rea's termination of employment due to death or disability, LQ Properties shall pay to Mr. Rea (or his beneficiary in the event of his death) any base salary, bonus or other compensation earned but not paid and the pro rata amount of the annual base target bonus payable. Additionally, LQ Properties will continue to provide health benefits for at least two years.

    Upon termination of Mr. Rea's employment by LQ Properties other than "for cause" or by Mr. Rea for "good reason," LQ Properties shall pay Mr. Rea, in addition to the amounts described in the immediately preceding paragraph, a lump sum payment equal to two times the sum of Mr. Rea's base salary and base target bonus. Further, 20% of the original number of Mr. Rea's "performance shares" and "options" (as defined in Mr. Rea's employment agreement) covering 20% of the original number of paired shares in each option shall accelerate and become vested and exercisable. Additionally, LQ Properties will continue to provide health benefits for at least two years.

    Upon the consummation of a "change in control" (as defined in Mr. Rea's employment agreement) all unvested performance shares shall fully vest and all options shall fully vest and become exercisable immediately prior to the consummation of the change in control.

    If a change of control occurs and Mr. Rea's employment is terminated within two years of such change of control as a result of an "executive termination event" (as defined in Mr. Rea's employment agreement), Mr. Rea shall be entitled to the following severance benefits: (i) an amount equal to three times the average of his annual base salary (for the three fiscal years preceding the change of control) and three times the average of his cash bonuses paid (for the two fiscal years preceding the change of control); (ii) an amount equal to Mr. Rea's full base salary through the termination date and the pro rata amount of the maximum base target bonus available during such year; and (iii) all unvested equity, including performance shares and options, shall become fully vested and exercisable. Additionally, LQ Properties will purchase Mr. Rea's house at market value, provide certain outplacement assistance and will continue to provide health benefits for the balance of the term.

    Employment Arrangement With Executive Officer John F. Schmutz.  Effective December 17, 1999, John F. Schmutz received certain letter agreements from LQ Corporation providing that upon termination without cause (i) he shall become eligible for a lump sum severance benefit that includes a payment of $500,000 and continuation of medical benefits at the company's expense for two years in lieu of any other compensation except for vested interests in all stock options and other stock-based awards and "performance units" (as defined in the letter agreements) which performance units will become immediately exercisable and non-forfeitable and (ii) the terms and conditions upon which certain performance units shall become payable.

    If a "change of control" (as defined in the letter agreements) occurs or if Mr. Schmutz's employment is terminated for any reason other than for cause, or in the event of death or disability, all performance units shall immediately vest in full with the value of each such performance unit determined in accordance with the terms of the letter agreements.

    Mr. Schmutz ceased to serve as the companies' Senior Vice President, General Counsel and Secretary in October 2001.

    Employment Arrangement With Executive Officer Stephen T. Parker.  Effective May 3, 2000, Stephen T. Parker received a letter agreement from LQ Corporation. Mr. Parker's letter agreement provides that he will serve as Senior Vice President of Sales & Marketing and his employment may be terminated with or without cause by either party. Mr. Parker is eligible to receive an annual bonus with a target of 40% of his base compensation.

    If Mr. Parker is terminated without cause, LQ Corporation will pay Mr. Parker one year's salary and his target bonus.

    If a "change of control" (as defined in the letter agreement) occurs and Mr. Parker's employment is terminated for any reason other than "for cause" or in the event of death or disability, then LQ Corporation will pay Mr. Parker two years salary and two years target bonus and all "performance units" (as defined in the letter agreement) shall immediately vest in full with the value of each Unit determined by the respective letter agreement.

    Employment Arrangement With Executive Officer Vito J. Stellato.  Effective November 25, 1998 (and amended on December 17, 1999), Vito J. Stellato received a letter agreement from LQ Corporation and effective December 17, 1999 Mr. Stellato received an additional letter agreement from LQ Corporation. Mr. Stellato's letter agreements provide that he will serve as Senior Vice President of Human Resources and his employment may be terminated with or without cause by either party. Mr. Stellato is eligible to receive an annual bonus with a target of 40% of his base compensation.

    If Mr. Stellato's employment is terminated without cause, LQ Corporation will pay Mr. Stellato two years' salary and a prorated bonus for the year of termination of employment.

    If a "change of control" (as defined in the respective letter agreement) occurs or if Mr. Stellato's employment is terminated for any reason other than for cause or in the event of death or disability, all "performance units" (as defined in the respective letter agreement) shall immediately vest in full with the value of each unit determined by the respective letter agreement.

    Mr. Stellato ceased to serve as the companies' Senior Vice President of Human Resources in October 2001.

    Employment Arrangement With Executive Officer Debora A. Pfaff.  Effective January 1, 1999, Debora A. Pfaff, Vice President of Operations, entered into a severance agreement with LQ Properties, as amended by a first amendment dated January 24, 2000, and as further amended on June 30, 2000. The severance agreement, as amended, provides that Ms. Pfaff shall remain with LQ Properties as Vice President of Operations until December 31, 2002, (the "anticipated termination date,") and continue to implement La Quinta's strategic plan.

    If Ms. Pfaff's employment is terminated by Ms. Pfaff for "good reason," or if LQ Properties terminates her employment without "cause," LQ Properties will pay Ms. Pfaff a severance payment equal to the sum of her base salary and the average of her bonuses for the three (3) immediately preceding fiscal years. Ms. Pfaff shall be eligible to be paid a bonus up to 100% of her base salary on December 31, 2000, December 31, 2001, and December 31, 2002, provided, however, that with respect to each such bonus payment, 80% of each such bonus shall be based on performance criteria and 20% of each such bonus payment shall be discretionary. If Ms. Pfaff is terminated other than "for good cause" or in a "termination for good reason" prior to her anticipated termination date, Ms. Pfaff shall be paid the maximum bonus payments that would have been paid on December 31st of each year after such termination.

    If a "change of control" (as defined in Ms. Pfaff's severance agreement) occurs or is deemed to have occurred and Ms. Pfaff's employment is terminated for any reason other than death, disability or voluntary resignation either two years after or within nine (9) months before such change in control, LQ Properties must pay Ms. Pfaff a lump sum amount equal to Ms. Pfaff's severance payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable. Additionally in such event, Ms. Pfaff shall be entitled to continued medical benefits and certain outplacement services.

    Employment Separation Agreement With Former Chief Executive Officer David F. Benson.  On January 28, 2000, David F. Benson and La Quinta entered into a separation agreement terminating the employment agreement entered into as of January 1, 1999, by and between LQ Properties and Mr. Benson. The separation agreement governs the separation of Mr. Benson from La Quinta and confirms his resignation from the office of Chief Executive Officer of LQ Properties. As part of the separation agreement Mr. Benson received a severance payment of $8,995,000 in cash and 155,000 Shares (which represented the vesting of previously awarded performance units), and, to the extent he had participated in such plans prior to the separation, the continuation for a five year period of participation in La Quinta's group health and dental plans and in the life and disability insurance plans. Both Mr. Benson and La Quinta agreed to release and discharge all charges, complaints, claims, causes of action, damages and debts that related in any manner to Mr. Benson's employment with or termination of employment from La Quinta. As part of the separation agreement Mr. Benson agreed to provide consulting services to La Quinta for a ten (10) month period for which La Quinta agreed to pay him a fee of $400,000.

    Employment Severance Arrangement With Former Executive Officer B.G. Moore.  Effective January 4, 1999, B.G. Moore received certain letter agreements from LQ Corporation. Mr. Moore's letter agreements provided that he would serve as Vice President and Chief Information Officer of La Quinta Inns, Inc. Mr. Moore ceased to serve in such capacity effective January 2001. Pursuant to certain letter agreements, Mr. Moore received a severance payment of two years salary and the full vesting of performance units previously awarded.

    Employment Release Agreement With Former Executive Officers Michael S. Benjamin and Laurie T. Gerber.  Effective December 19, 2000, Michael S. Benjamin and Laurie T. Gerber entered into release agreements terminating their employment agreements entered into as of January 1, 1999, by and between each of Mr. Benjamin, Ms. Gerber and LQ Properties. The release agreements govern the separation of each individual from LQ Properties and confirm the resignation of Mr. Benjamin as Senior Vice President and Secretary and Ms. Gerber as Chief Financial Officer, effective as of December 29, 2000. Pursuant to their respective employment agreements each received a severance payment under their respective release agreement. Mr. Benjamin received a severance payment of $4,745,421 in cash and 90,000 shares (which represent the vesting of previously awarded performance units). Ms. Gerber received a severance payment of $4,357,835 in cash and 90,000 shares (which represent the vesting of previously awarded performance units). They each received medical and dental coverage for three years. Mr. Benjamin, Ms. Gerber and LQ Properties agreed to release and discharge all charges, complaints, claims, causes of action, damages and debts that related in any manner to either individual's employment with or termination of employment from LQ Properties.

Compensation Committee Interlocks and Insider Participation

    LQ Corporation and LQ Properties have each established a compensation committee consisting of Messrs. Merrill, Baker, Bode and Cushman. The compensation committees have been composed of entirely non-employee members since April 13, 2001, the date Francis W. Cash, the President and Chief Executive Officer of LQ Corporation and LQ Properties, resigned from the compensation committees. Mr. Baker, the former Chief Executive Officer, President and Treasurer of LQ Corporation, ceased to serve in such capacity in April 2000. Messrs. Merrill, Bode and Cushman are not, and have not been, officers or employees nor do they have any other business relationship or affiliation with La Quinta, other than through serving on the Boards of Directors. Messrs. Merrill, Bode and Cushman have not had any relationships with either LQ Corporation or LQ Properties requiring disclosure under applicable rules and regulations.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth as of September 30, 2001, except as otherwise noted, the number of paired shares beneficially owned, directly or indirectly, by (i) each of the directors of La Quinta, (ii) all persons who served as chief executive officer of either of the companies for the year ended December 31, 2000, (iii) each of the named executive officers for the year ended December 31, 2000, (iv) all directors and current executive officers of La Quinta as a group, and (v) all persons who, to the knowledge of La Quinta, beneficially own five percent or more of the paired shares as of September 30, 2001. Unless otherwise indicated, all information concerning beneficial ownership was provided by the respective director, executive officer or five percent beneficial owner, as the case may be. All directors and current executive officers have a mailing address of c/o La Quinta Inns, Inc., 909 Hidden Ridge Drive, Suite 600, Irving, Texas 75038.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Directors and Executive Officers:
William C. Baker	176,400		*
Clive D. Bode	865,000		*
William G. Byrnes	213,673		*
Francis W. Cash	500,000		*
James P. Conn	87,630		*
John C. Cushman, III	337,596	(2)	*
Stephen E. Merrill	39,978		*
David L. Rea	300,000		*
Michael F. Bushee	404,508		*
Debora A. Pfaff	71,071		*
Stephen A. Parker	50,000		*
All Directors and executive officers of LQ Corporation as a group	3,224,948	(3)	2.0%
5% Stockholders:
Joint Schedule 13G/A Filing (4):
Sid R. Bass, Inc.	2,442,067	(5)
Lee M. Bass, Inc.	2,442,067	(6)
The Airlie Group, L.P.	269,633	(7)(8)
William P. Hallman, Jr.	3,466,347	(9)
Annie R. Bass Grandson's Trust for Lee M. Bass	527,188	(10)
Annie R. Bass Grandson's Trust for Sid R. Bass	527,188	(11)
Peter Sterling	337,600	(12)
Hyatt Anne Bass Successor Trust	1,013,918	(13)
Samantha Sims Bass Successor Trust	1,013,918	(14)
Sterling 1990 Trust	106,999	(15)
Lee C. Hallman Trust	30,000	(16)
Mary S. Hallman Trust	30,000	(17)
William P. Hallman, III Trust	30,000	(18)
Herbert T. Hughes	45,000
Total	12,281,925	(4)	8.5%
Merrill Lynch & Co., Inc.	14,516,387	(19)	10.1%

*
Denotes less than 1%

(1)
Unless otherwise indicated, the number of shares stated as being owned beneficially includes (i) shares beneficially owned by spouses, minor children and/or other relatives in which the director or officer may share voting power and (ii) any of the shares listed as being subject to options exercisable within sixty days of  • , 2001.

(2)
Includes 311,370 shares beneficially owned by Mr. Cushman as Trustee of the Cushman Family Trust.

(3)
Does not include an aggregate of 8,701 shares owned by or for parents, spouses or children, as to which shares the directors or officers disclaim any beneficial interest, and does not include shares owned by former named executive officers Michael S. Benjamin (104,527 shares), David F. Benson (179,835 shares), Laurie T. Gerber (95,634 shares), John F. Schwartz (112,827 shares) and Vito J. Stellato (90,265 shares).

(4)
Information reported in a Schedule 13G/A filed February 14, 2001 as updated for certain transactions involving changes in beneficial ownership through the date of this joint proxy statement and prospectus. The principal business office for each reporting person set forth in the Schedule 13G/A is 201 Main Street, Suite 3200, Fort Worth, Texas 76102. Clive D. Bode, LQ Corporation's Chairman, is also a reporting person within the Schedule 13G/A, although, for purposes of this table, his shares are presented above under the heading "Directors and Executive Officers." The aggregate number of shares reported in this Schedule 13G/A, including Mr. Bode's 865,000 shares, is 13,146,925 or 9.1% of the class.

(5)
Mr. Sid R. Bass, solely in his capacity as President of Sid R. Bass, Inc., may also be deemed a beneficial owner of such shares.

(6)
Mr. Lee M. Bass, solely in his capacity as President of Lee M. Bass, Inc., may also be deemed a beneficial owner of such shares.

(7)
Mr. Dort A. Cameron, III, solely in his capacity as one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such shares.

(8)
Mr. William P. Hallman, Jr., solely in his capacity as President and sole stockholder of TMT-FW, Inc., which is one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such shares.

(9)
This amount does not include (a) 527,188 shares held by Annie R. Bass Grandson's Trust for Sid R. Bass of which Mr. Hallman is the Trustee, (b) 527,188 paired shares held by Annie R. Bass Grandson's Trust for Lee M. Bass of which Mr. Hallman is the Trustee, (c) 269,633 shares held by the Airlie Group, L.P., which is indirectly controlled by TMT-FW, Inc. of which Mr. Hallman is the President and sole stockholder and (d) 106,999 shares held by the 1990 Sterling Trust, of which Mr. Hallman is a trustee.

(10)
Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Lee M. Bass, may also be deemed a beneficial owner of such shares.

(11)
Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Sid R. Bass, may also be deemed a beneficial owner of such shares.

(12)
This amount does not include 419,398 shares held by FW Trinity Limited Investors, L.P., whose sole general partner is TF-TW Investors, Inc., of which Mr. Sterling is one of two stockholders.

(13)
Panther City Production Company, solely in its capacity as sole stockholder of Panther City Investment Company, the Trustee of the Hyatt Ann Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(14)
Panther City Production Company, solely in its capacity as sole stockholder of Panther City Investment Company, the Trustee of Samantha Sims Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(15)
Mr. Hallman, solely in his capacity as Trustee of the Sterling 1990 Trust, may also be deemed a beneficial owner of such shares.

(16)
Mr. W. R. Cotham, solely in his capacity as Trustee of the Lee C. Hallman Trust, may also be deemed a beneficial owner of such shares.

(17)
Mr. W. R. Cotham, solely in his capacity as Trustee of the Mary S. Hallman Trust, may also be deemed a beneficial owner of such shares.

(18)
Mr. W. R. Cotham, solely in his capacity as Trustee of the William P. Hallman III, Trust, may also be deemed a beneficial owner of such shares.

(19)
Information provided is based solely on information contained in a Schedule 13G/A filed by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers and ML Global Allocation Fund, Inc. on February 6, 2001. Certain of the Merrill Lynch entities have disclaimed beneficial ownership of the paired shares holdings described in the Schedule 13G/A such that there is no violation of the ownership limitations as set forth in the charters.

    The information reflected for certain beneficial owners listed under the heading "5% Stockholders" is based on statements and reports filed with the SEC and furnished to LQ Corporation by such holders. No independent investigation concerning the accuracy thereof has been made by LQ Corporation.

DESCRIPTION OF LQ PROPERTIES CAPITAL STOCK

    The following is a summary description of the material terms of the LQ Properties Class B common stock, Class A common stock, series common stock, Series A preferred stock, Series B preferred stock and undesignated preferred stock set forth in the LQ Properties Amended Certificate, as this certificate is proposed to be modified in connection with the adoption of the merger agreement described in this joint proxy statement and prospectus. While we believe that the following description covers the material terms of LQ Properties' capital stock, the description may not contain all of the information that is important to you. You should read this entire document, the LQ Properties Amended Certificate, a copy of which we have attached as Exhibit A to Annex A, commencing on page A-28, and the other documents we refer to carefully for a more complete understanding of LQ Properties' capital stock following the restructuring.

Authorized Capital

    Currently, the LQ Properties Certificate authorizes LQ Properties to issue 561,000,000 shares of capital stock, consisting of:

  •
  500,000,000 shares of common stock, par value $.10 per share;

  •
  6,000,000 shares of preferred stock, par value $.10 per share, 805,000 of which have been designated Series A preferred stock, 1,000 of which have been designated Series B preferred stock and 200,000 of which have been designated Junior Participating preferred stock;

  •
  25,000,000 shares of excess stock, par value $.10 per share; and

  •
  30,000,000 shares of series common stock, par value $.10 per share, 10,000,000 of which have been designated Series A non-voting convertible common stock.

    The current LQ Properties Certificate grants to the Board of Directors the power to classify and authorize the issuance of one or more classes or series of LQ Properties preferred stock or series common stock having such voting rights, rights to dividends and distributions, liquidation preferences, conversion rights, exchange rights, redemption rights, and such designations, preferences and participations and other limitations or restrictions as are specified by the Board of Directors and as are not prohibited by the LQ Properties Certificate or applicable law.

    If the merger agreement is approved and adopted, the LQ Properties Amended Certificate will authorize LQ Properties to issue 532,000,000 shares of capital stock, consisting of:

  •
  1,000,000 shares of Class A common stock, par value $0.01 per share;

  •
  500,000,000 shares of Class B common stock, par value $0.01 per share;

  •
  6,000,000 shares of preferred stock, par value $0.10 per share, 805,000 of which will be designated Series A preferred stock and 1,000 of which will be designated Series B preferred stock; and

  •
  25,000,000 shares of excess stock, par value $.10 per share.

    The LQ Properties Amended Certificate, as amended pursuant to the restructuring, will also grant to the Board of Directors the power to classify and authorize the issuance of one or more classes or series of LQ Properties preferred stock or series common stock having such voting rights, rights to dividends, distributions, liquidation preference, conversion rights, exchange rights and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are specified by the Board of Directors and as are not prohibited by the Amended LQ Properties Certificate or applicable law.

Class B Common Stock

    When issued as contemplated in the merger agreement, the LQ Properties Class B common stock required to be issued thereunder will be validly issued, fully paid and nonassessable. The holders of Class B common stock will not have any preemptive rights with respect to the issuance of any shares of capital stock in LQ Properties or any securities convertible into, exchangeable for or carrying rights or options to purchase any such shares. The Class B common stock will be attached to and trade together as a single unit on the New York Stock Exchange with shares of LQ Corporation common stock under the symbol "LQI."

    The transfer agent, registrar and distribution disbursement agent for the Class B common stock will initially be EquiServe Trust Company, N.A.

    The LQ Properties Amended Certificate will authorize 500,000,000 shares of Class B common stock. It is expected that approximately 143,000,000 million shares of Class B common stock will be issued in the restructuring. The Class B common stock will have a par value of $0.01 per share and will have the following rights, designations, preferences, participations and other limitations and restrictions.

Dividends

    No dividends will be paid on the Class B common stock prior to the calendar year commencing January 1, 2005. Beginning in the calendar year commencing January 1, 2005, subject to certain limitations and to the prior rights of the holders of LQ Properties Series A preferred stock and Series B preferred stock to receive dividends, dividends in an amount not to exceed $.10 per share per annum may be declared and paid or set apart for payment on a quarterly basis upon the Class B common stock out of any assets or funds of LQ Properties legally available for the payment of dividends as, if and when declared by the LQ Properties Board of Directors or any authorized committee thereof (such payment, a "Class B Dividend Amount"). Holders of Class B common stock will have no right to any dividend or distribution (preferential or otherwise) unless declared by LQ Properties Board of Directors or any authorized committee thereof. The dividend on the Class B common stock will accumulate during any calendar year in which dividends on the Class A common stock are declared and paid but will otherwise be non-cumulative.

    A Class B dividend, if, when and as declared by the LQ Properties Board of Directors or any authorized committee thereof, will rank junior to the Series A preferred stock dividend (as described below under the caption "Series A Preferred Stock—Dividends") and the Series B preferred stock dividend (as described below under the caption "Series B Preferred Stock—Dividends") and senior to the Class A common stock dividend.

Liquidation Preference

    Upon the occurrence of any liquidation, dissolution or winding up of the affairs of LQ Properties, whether voluntary or involuntary, and subject to the liquidation preferences of holders of LQ Properties Series A preferred stock and Series B preferred stock, and to the liquidation preference of the holders of Class A common stock (as described below), holders of Class B common stock will be entitled to receive, out of the assets of LQ Properties legally available for liquidating distributions to holders of shares of capital stock in LQ Properties, a liquidating distribution in an amount equal to 10% of such assets, with the remaining 90% of such assets to be distributed concurrently to the holders of Class A common stock (see "Description of LQ Properties Class A common stock—Liquidation Rights"). For such purposes, the consolidation or merger of LQ Properties with one or more entities, a statutory share exchange, or the sale or transfer of all or substantially all LQ Properties' assets, shall be deemed not to be a liquidation, dissolution or winding up of LQ Properties.

Voting Rights

    Except as described below, the holders of Class B common stock shall not be entitled to vote upon any matter.

    So long as any shares of Class B common stock are outstanding, in addition to any other vote or consent of holders of such shares required by the LQ Properties Amended Certificate, the affirmative vote of at least a majority of the outstanding Class B common stock, given in person or by proxy, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the LQ Properties Amended Certificate that adversely affects the rights of the holders of the Class B common stock disproportionately to the effect of such amendment, alteration or repeal on the holders of Class A common stock; provided, however, that (i) any such amendment, alteration or repeal so as to authorize or classify, or to increase the authorized amount of, any class or series of shares of capital stock in LQ Properties, whether ranking prior to, on a parity with or junior to the Class B common stock shall be deemed not to adversely affect the rights of the holders of Class B common stock and (ii) no filing with the Secretary of State of the State of Delaware or otherwise in connection with a merger, consolidation or sale of all or substantially all the assets of LQ Properties shall be deemed to be an amendment, alteration or repeal of any of the provisions of the LQ Properties Amended Certificate unless such filing expressly purports to amend, alter or repeal any provisions of the Class B common stock. For these purposes, each share of Class B common stock will have one vote.

Redemption Rights

    Subject to the limitations and conditions described below, at any time after the effective time of the merger, LQ Properties, at its sole option upon written notice (a "Redemption Notice"), will have the right (the "Redemption Right") to redeem all, but not less than all, of the outstanding Class B common stock for a nominal amount of cash (the "Redemption Amount") provided that, at such time, all such outstanding shares of Class B common stock continue to be paired with shares of LQ Corporation common stock and that LQ Properties, any subsidiary of LQ Properties or LQ Corporation are the only holders of any shares of LQ Corporation common stock that are not paired with Class B common stock. Additionally, in the event LQ Properties has a share repurchase program in effect, the Redemption Right will not be exercisable until such time as such share repurchase program is terminated.

    The redemption shall be deemed to have been made as of the close of business on the applicable date fixed by LQ Properties for the redemption (the "Redemption Date") and after the Redemption Date, provided that if the Redemption Amount has been duly paid or set apart for payment in full, the Class B common stock shall be deemed to be no longer outstanding and all rights of the holders of the Class B common stock as stockholders of LQ Properties shall cease, except the right to receive the Redemption Amount, without interest thereon, upon surrender of the certificates evidencing the Class B common stock.

    The Redemption Notice shall be given by LQ Properties by first class mail to each holder of Class B common stock at the holder's address as shown on the share books of LQ Properties and shall specify (i) the Redemption Date, (ii) the number of shares of Class B common stock to be redeemed in the aggregate and from the holder, (iii) the Redemption Amount and (iv) the place or places where certificates for the Class B common stock to be redeemed are to be surrendered for payment of the Redemption Amount.

    Upon receipt of an Redemption Notice, each holder of Class B common stock shall surrender to the transfer agent a certificate or certificates evidencing the shares. As soon as practicable, and in any event within five business days after the surrender, LQ Properties shall pay the applicable Redemption Amount to the holder. The Redemption Amount shall be payable, at the election of LQ Properties, by check or by wire transfer to an account designated in writing by the holder at least two (2) business days prior to the applicable Redemption Date, if one has been so designated. If the Redemption Amount is not payable in cash, then the Redemption Amount shall be payable in the manner as may be determined by LQ Properties and set forth in the Redemption Notice.

Restrictions on Ownership and Transfer

    After the restructuring, the 9.25% ownership limit will be increased to 9.9%. See "Proposal 1—Amendment of the Current Certificate of Incorporation of LQ Properties—Increase in Ownership Limit."

Class A Common Stock

    When issued as contemplated in the merger agreement, the LQ Properties Class A common stock required to be issued thereunder will be validly issued, fully paid and nonassessable. The holders of Class A common stock will not have any preemptive rights with respect to the issuance of any shares of capital stock in LQ Properties or any securities convertible into, exchangeable for or carrying rights or options to purchase any such shares. The Class A common stock will not be paired with shares of stock of LQ Corporation.

    The LQ Properties Amended Certificate will authorize 1,000,000 shares of Class A common stock. It is expected that approximately 100,000 shares of Class A common stock will be issued in the restructuring. The Class A common stock will have a par value of $0.01 per share and will have the following rights, designations, preferences, participations and other limitations and restrictions.

Dividends

    Subject to the prior rights of the holders of LQ Properties Series A preferred stock and Series B preferred stock to receive dividends, and the rights of holders of LQ Properties Class B common stock to receive dividends of $.10 per share per annum beginning in the calendar year commencing on January 1, 2005, payable on a quarterly basis, prior to the payment of dividends on the Class A common stock and the requirement that LQ Properties distribute the minimum dividend in order to maintain REIT status, dividends may be declared and paid or set apart for payment upon the Class A common stock out of any assets or funds of LQ Properties legally available for the payment of dividends, but only when and as declared by the LQ Properties Board of Directors or any authorized committee thereof. Holders of Class A common stock will have no right to any dividend or distribution (preferential or otherwise) unless declared by the LQ Properties Board of Directors or any authorized committee thereof.

    A Class A dividend, if, when and as declared by the LQ Properties Board of Directors or any authorized committee thereof, will rank junior to the Series A preferred stock dividend (as described below under the caption "Series B Preferred Stock—Dividends") and the Class B common stock dividend (as described above under the caption "Class B Common Stock—Dividends").

Liquidation Preference

    Upon the occurrence of any liquidation, dissolution or winding up of the affairs of LQ Properties, whether voluntary or involuntary, and subject to the liquidation preferences of holders of LQ Properties Series A preferred stock and Series B preferred stock, holders of Class A common stock will be entitled to receive, out of the assets of LQ Properties legally available for liquidating distributions to holders of shares of capital stock in LQ Properties, a liquidating distribution in an amount equal to (i) the aggregate book value of the total equity of LQ Properties on December 31, 2000, as shown on the balance sheet of LQ Properties filed with the SEC, less the amount of such book value represented by the LQ Properties Class A preferred stock and Class B preferred stock (the "Class A Liquidating Distribution"), and (ii) after the payment in full of the Class A Liquidating Distribution, 90% of such assets, with the remaining 10% of such assets to be distributed concurrently to the holders of the Class B common stock as described above (see "Description of Class B common stock—Liquidation Preference"). For such purposes, the consolidation or merger of LQ Properties with one or more entities, a statutory share exchange or the sale or transfer of all or substantially all LQ Properties' assets, shall be deemed not to be a liquidation, dissolution or winding up of LQ Properties.

Voting Rights

    The holders of Class A common stock shall be entitled to one vote per share upon all matters submitted to the vote of holders of shares of capital stock in LQ Properties at any meeting of stockholders of LQ Properties. Accordingly, immediately after the restructuring, LQ Corporation, as the sole holder of the Class A common stock, will be the only LQ Properties' stockholder entitled to vote.

Redemption Rights

    LQ Properties will not have the right to, and LQ Corporation as the sole holder of the Class A common stock will not have the right to require LQ Properties to, redeem any or all of the Class A common stock at any time except in the event of a violation of the ownership limit.

Series A Preferred Stock

    A series of preferred stock is designated as the "9% Series A Cumulative Redeemable Preferred Stock." The certificate of designation classifying the Series A preferred stock authorizes 805,000 shares with a par value of $.10 per share. As of September 30, 2001 the number of issued and outstanding shares of Series A preferred stock is 700,000 shares. After the restructuring, the same number of shares of Series A preferred stock shall remain issued and outstanding with the rights, designations, preferences, participations and other limitations and restrictions described below.

Dividends

    The holders of the then outstanding shares of Series A preferred stock shall be entitled to receive, when, as and if declared by the Board of Directors of LQ Properties or any duly authorized committee thereof, out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 9% per annum of the $250.00 per share liquidation preference of the Series A preferred stock (equivalent to an annual rate of $22.50 per share). Such dividends shall accrue daily and shall be payable quarterly in arrears in cash on March 31, June 30, September 30 and December 31. The amount of any dividend payable for any such quarterly dividend period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, it being understood that the amount of the dividend payable per share of Series A preferred stock for each full dividend period shall be computed by dividing the annual dividend rate of $22.50 per share by four. The dividends payable shall include dividends accrued to but excluding the date such dividends are paid or other date, as the case may be.

    If any shares of Series A preferred stock are outstanding, no full dividends will be declared or paid or set apart for payment on any capital stock of LQ Properties of any other class or series ranking, as to dividends, on a parity with or junior to the Series A preferred stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A preferred stock for all past dividend periods. When dividends are not paid in full (or a sum sufficient for such full payment is not set apart for payment) upon the Series A preferred stock and the shares of any other class or series of capital stock of LQ Properties ranking on a parity as to dividends with the Series A preferred stock, all dividends declared upon the Series A preferred stock and any other class or series of capital stock of LQ Properties ranking on a parity as to dividends with the Series A preferred stock shall be declared pro rata.

Liquidation Preference

    Upon any voluntary or involuntary liquidation, dissolution or winding up of LQ Properties, the holders of the shares of Series A preferred stock then outstanding shall be entitled to receive and be paid out of the assets of LQ Properties legally available for distribution to its stockholders, liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of LQ Properties in the amount of $250.00 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date of payment. Such payment will be subject to the preferential rights of the holders of shares of any class or series of capital stock of LQ Properties ranking prior to the Series A preferred stock.

    After payment to the holders of the Series A preferred stock of the full amount of the liquidating distributions (including accrued and unpaid dividends) to which they are entitled, the holders of Series A preferred stock, as such, shall have no right or claim to any of the remaining assets of LQ Properties.

Redemption Rights

    The Series A preferred stock is not redeemable prior to June 17, 2003, except for REIT qualification purposes as provided in Section 7.5 of LQ Properties' bylaws. On and after June 17, 2003, LQ Properties may, at its option, upon not less than thirty (30) nor more than sixty (60) days prior written notice to the holders of record of the Series A preferred stock, redeem the Series A preferred stock, in whole or from time to time in part, for a cash redemption price equal to $250.00 per share, together with all accrued and unpaid dividends to the date fixed for redemption.

    The redemption price of the Series A preferred stock described above (other than the portion thereof consisting of accrued and unpaid dividends) shall be payable solely out of the proceeds received by LQ Properties from the sale of other capital stock of LQ Properties and not from any other source.

    If fewer than all of the outstanding shares of Series A preferred stock are to be redeemed at the option of LQ Properties, the number of shares to be redeemed will be determined by LQ Properties and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders, or by lot, or by any other equitable manner determined by LQ Properties.

    Unless full cumulative dividends on all outstanding shares of Series A preferred stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, no shares of Series A preferred stock shall be redeemed unless all outstanding shares of Series A preferred stock are simultaneously redeemed, except as necessary for REIT qualification purposes.

Voting Rights

    Except as required by law or as described below, the holders of Series A preferred stock shall not have any voting rights.

    Whenever dividends on any shares of Series A preferred stock shall be in arrears for six or more dividend periods, whether or not such dividend periods are consecutive, the number of directors then constituting the Board of Directors of LQ Properties shall be automatically increased by two (if not already so increased) and the holders of shares of Series A preferred stock (voting separately as a class with all other classes or series of capital stock of LQ Properties upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A preferred stock in the election of two such directors) will be entitled to vote for the election of two directors of LQ Properties at either a special meeting or, if the request for a special meeting is received fewer than ninety (90) days before the next annual meeting, the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on the Series A preferred stock for all past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of Series A preferred stock to elect such two directors shall cease.

    So long as any shares of Series A preferred stock remain outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A preferred stock outstanding at the time, given in person or by proxy (with the Series A preferred stock voting separately as a class) shall be necessary to (i) authorize, create or increase the authorized or issued amount of, any class or series of capital stock of LQ Properties ranking prior to the Series A preferred stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of LQ Properties or reclassify any authorized capital stock of LQ Properties into such shares, or create, authorize or issue any obligation or security convertible into, exchangeable or exercisable for, or evidencing the right to purchase, any such shares, or (ii) amend, alter or repeal the provisions of LQ Properties' amended and restated certificate of incorporation (including, without limitation, the certificate of powers, designations, preferences and rights of the Series A preferred stock), whether by merger or consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A preferred stock or the holders thereof; provided, however, with respect to the occurrence of any merger of consolidation set forth in (ii) above, so long as the Series A preferred stock remains outstanding or is converted into like securities of the surviving entity, in each case with the terms thereof materially unchanged, taking into account that upon the occurrence of such merger or consolidation LQ Properties may not be the surviving entity, the occurrence of any such merger or consolidation shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series A preferred stock or the holders thereof; and provided, further, that the amendments to LQ Properties' amended and restated certificate of incorporation shall not be deemed, with respect to the Series A preferred stock, to be an amendment, alteration or repeal which materially and adversely affects such rights, preferences, privileges or voting powers; and provided, further, that any amendment to the amended and restated certificate of incorporation to authorize any increase in the amount of the authorized excess stock, preferred stock or series common stock or the creation or issuance of any other series of preferred stock or any shares or series of excess stock or series common stock, or any increase in the amount of authorized or outstanding shares of Series A preferred stock or any other series of preferred stock or any shares or series of excess stock or series common stock, in each case ranking on a parity with or junior to the Series A preferred stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of LQ Properties, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

    On each matter submitted to a vote of the holders of Series A preferred stock, including any action by written consent, or as otherwise required by law, each whole share of Series A preferred stock shall be entitled to ten votes, each of which ten votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder).

Conversion

    The Series A preferred stock is not convertible into or exchangeable for any other property or securities of LQ Properties, except in the event it is necessary for LQ Properties to remain qualified as a REIT, the Series A preferred stock shall be convertible into excess stock on the terms and subject to the conditions set forth in the LQ Properties amended and restated certificate of incorporation with regard to REIT qualification.

Restrictions on Ownership and Transfer

    In the event that LQ Properties shall purchase any shares of Series A preferred stock pursuant to the section of its bylaws related to REIT qualification issues, then the purchase price paid by LQ Properties for any such shares of Series A preferred stock shall be the price specified in its bylaws plus accrued and unpaid dividends on such shares to the date of purchase.

    Ownership of Series A preferred stock is, and will continue to be, subject to the ownership limit and other restrictions on transfer set forth in the LQ Properties amended and restated certificate of incorporation. All certificates representing Series A preferred stock will bear a legend referring to any such restrictions.

Series B Preferred Stock

    The series of preferred stock designated as the "9% Series B Cumulative Redeemable Convertible Preferred Stock" was issued in connection with LQ Properties' acquisition (by merger) of TeleMatrix, Inc. in October 1999. The certificate of designation classifying the Series B preferred stock authorizes 1,000 shares with a par value of $.10 per share. As of September 30, 2001 the number of issued and outstanding shares of Series B preferred stock is 1,000 shares. After the restructuring, the same number of shares of Series B preferred stock will remain issued and outstanding with the rights, designations, preferences, participations and other limitations and restrictions described below.

Dividends

    The holders of the then outstanding shares of Series B preferred stock shall be entitled to receive, when, as and if declared by the Board of Directors of LQ Properties or any duly authorized committee thereof, out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 9% per annum of the $25,000.00 per share liquidation preference of the Series B preferred stock (equivalent to an annual rate of $2,250.00 per share). Such dividends shall accrue daily and shall be payable quarterly in arrears in cash on March 31, June 30, September 30 and December 31. The amount of any dividend payable for any such dividend period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, it being understood that the amount of the dividend payable per share of Series B preferred stock for each full dividend period shall be computed by dividing the annual dividend rate of $2,250.00 per share by four. The dividends payable on any dividend payment date or any other date shall include dividends accrued to but excluding such dividend payment date or other date, as the case may be.

    If any shares of Series B preferred stock are outstanding, no full dividends will be declared or paid or set apart for payment on any capital stock of LQ Properties of any other class or series ranking, as to dividends, on a parity with or junior to the Series B preferred stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B preferred stock for all past dividend periods. When dividends are not paid in full (or a sum sufficient for such full payment is not set apart for payment) upon the Series B preferred stock and the shares of any other class or series of capital stock of LQ Properties ranking on a parity as to dividends with the Series B preferred stock, all dividends declared upon the Series B preferred stock and any other class or series of capital stock of LQ Properties ranking on a parity as to dividends with the Series B preferred stock shall be declared pro rata.

Liquidation Preference

    Upon any voluntary or involuntary liquidation, dissolution or winding up of LQ Properties, the holders of the shares of Series B preferred stock then outstanding shall be entitled to receive and be paid out of the assets of LQ Properties legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of LQ Properties in the amount of $25,000.00 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date of payment, subject to the preferential rights of the holders of shares of any class or series of capital stock of LQ Properties ranking prior to the Series B preferred stock.

    After payment to the holders of the Series B preferred stock of the full amount of the liquidating distributions (including accrued and unpaid dividends) to which they are entitled, the holders of Series B preferred stock, as such, shall have no right or claim to any of the remaining assets of LQ Properties.

Redemption Rights

    The Series B preferred stock shall not be redeemable prior to October 7, 2004, except for REIT qualification purposes as provided in Section 7.5 of LQ Properties' bylaws.

    On and after October 7, 2004, LQ Properties may, at its option, upon not less than thirty (30) nor more than sixty (60) days prior written notice to the holders of record of the Series B preferred stock, redeem the Series B preferred stock, in whole or from time to time in part, for a cash redemption price equal to $25,000.00 per share, together with all accrued and unpaid dividends to the date fixed for redemption.

    If fewer than all of the outstanding shares of Series B preferred stock are to be redeemed at the option of LQ Properties, the number of shares to be redeemed will be determined by LQ Properties and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders or by lot or any other equitable manner determined by LQ Properties.

    Unless full cumulative dividends on all outstanding shares of Series B preferred stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, no shares of Series B preferred stock shall be redeemed unless all outstanding shares of Series B preferred stock are simultaneously redeemed, except as necessary for REIT qualification purposes.

Voting Rights

    Except as required by law or as described below, the holders of the Series B preferred stock shall not have any voting rights.

    Subject to the provision for adjustment hereinafter set forth, each share of Series B preferred stock shall entitle the holder thereof to a number of votes equal to the conversion ratio (as described below) on all matters submitted to a vote of the stockholders of LQ Properties. Except as otherwise provided herein or as required by law, the holders of shares of Series B preferred stock and the holders of shares of common stock and any other capital stock of LQ Properties having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of LQ Properties.

    Whenever dividends on any shares of Series B preferred stock shall be in arrears for six or more dividend periods, whether or not such dividend periods are consecutive, the number of directors then constituting the Board of Directors of LQ Properties shall be automatically increased by one (if not already so increased) and the holders of shares of Series B preferred stock (voting separately as a class with all other classes or series of capital stock of LQ Properties upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B preferred stock in the election of such one director) will be entitled to vote for the election of such one director of LQ Properties at either a special meeting or, if the request for a special meeting is received fewer than ninety (90) days before the next annual meeting, on the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on the Series B preferred stock for all past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of Series B preferred stock to elect such one director shall cease.

    So long as any shares of Series B preferred stock remain outstanding, the affirmative vote or consent of the holders of at least two-thirds of the shares of Series B preferred stock outstanding at the time, given in person or by proxy (with the Series B preferred stock voting separately as a class) shall be necessary to (i) authorize, create or increase the authorized or issued amount of, any class or series of capital stock of LQ Properties ranking prior to the Series B preferred stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of LQ Properties or reclassify any authorized capital stock of LQ Properties into such shares, or create, authorize or issue any obligation or security convertible into, exchangeable or exercisable for, or evidencing the right to purchase, any such shares, or (ii) amend, alter or repeal the provisions of LQ Properties' amended and restated certificate of incorporation (including, without limitation, the certificate of powers, designations, preferences and rights of the Series B preferred stock), whether by merger or consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series B preferred stock or the holders thereof; provided, however, with respect to the occurrence of any merger or consolidation set forth in (ii) above, so long as the Series B preferred stock remains outstanding or is converted into like securities of the surviving entity, in each case with the terms thereof materially unchanged, taking into account that upon the occurrence of such a merger or consolidation LQ Properties may not be the surviving entity, the occurrence of any such merger or consolidation shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series B preferred stock or the holders thereof; and provided, further, that any amendment to LQ Properties' amended and restated certificate of incorporation to authorize any increase in the amount of the authorized excess stock, preferred stock or series common stock or the creation or issuance of any other series of preferred stock or any shares or series of excess stock or series common stock, or any increase in the amount of authorized or outstanding shares of Series B preferred stock or any other series of preferred stock or any shares or series of excess stock or series common stock, in each case ranking on a parity with or junior to the Series B preferred stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of LQ Properties, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

Conversion

    The Series B preferred stock shall not be convertible prior to the earlier to occur of (A) October 7, 2004 or (B) the first day that dividends on any shares of Series B preferred stock shall be in arrears for six or more dividend periods, whether or not such dividend periods are consecutive. On or after such date that the conversion right is triggered, subject to REIT qualification requirements and in the event the restructuring is completed, shares of Series B preferred stock may be converted at the option of the holder thereof at the "Conversion Ratio" into paired shares of Class B common stock of LQ Properties and common stock, par value $0.01 per share, of LQ Corporation and all dividends accrued but unpaid through and including the date of conversion, shall be payable in cash out of funds legally available for the payment of dividends in connection with such conversion. Dividends on the shares of Series B preferred stock subject to a conversion shall cease to accrue, and such shares shall cease to be outstanding, on the date of the conversion relating thereto.

    The holders of record of shares of Series B preferred stock at the close of business on a record date shall be entitled to receive the dividend payable with respect to such shares on the corresponding dividend payment date notwithstanding the conversion of such shares after such record date and on or prior to such dividend payment date or LQ Properties' default in the payment of the dividend due on such dividend payment date, in which case the amount payable upon conversion of such shares of

Series B preferred stock will not include such dividend (and the full amount of the dividend payable for the applicable dividend period shall instead be paid on such dividend payment date to the holders of record on such record date as aforesaid).

    The initial conversion ratio for the Series B preferred stock was 2,680 paired shares to each share of Series B preferred stock, which conversion ratio shall be adjusted from time to time to reflect dividends, distributions, subdivisions and combinations.

    Any shares of Series B preferred stock that shall at any time be converted shall, after such conversion, have the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are thereafter designated as part of a particular series by LQ Properties' Board of Directors.

Restrictions on Ownership and Transfer

    In the event that LQ Properties shall purchase any shares of Series B preferred stock pursuant to the section of its bylaws related to REIT qualification issues, then the purchase price paid by LQ Properties for any such shares of Series B preferred stock shall be the price specified in its bylaws plus accrued and unpaid dividends on such shares to the date of purchase.

    Ownership of Series B preferred stock is, and will continue to be, subject to the ownership limit and other restrictions on transfer set forth in the LQ Properties amended and restated certificate of incorporation. All certificates representing Series B preferred stock will bear a legend referring to any such restrictions.

LQ Properties Undesignated Preferred Stock

    The current number of authorized, undesignated shares of preferred stock is 5,194,000 shares with a par value of $.10 per share. After the restructuring, the number of authorized, undesignated shares of preferred stock will be 5,194,000. The LQ Properties Board of Directors, or any duly authorized committee thereof, is authorized to issue shares of preferred stock in one or more series and the Board is authorized to fix the voting rights, if any, designations, powers, preferences, qualifications, limitations or restrictions thereof. This right allows the LQ Properties Board of Directors to afford the stockholders of any series or class of preferred stock preferences, powers and rights senior to the rights of holders of Class B common stock after the restructuring.

DESCRIPTION OF LQ CORPORATION CAPITAL STOCK

    The following is a summary description of the material terms of the LQ Corporation common stock and series common stock set forth in the LQ Corporation Amended Certificate, as this certificate is proposed to be amended in connection with the restructuring described in this joint proxy statement and prospectus. While we believe that the following description covers the material terms of LQ Corporation's capital stock, the description may not contain all of the information that is important to you. You should read this entire document, the LQ Corporation Amended Certificate, a copy of which is attached as Annex D, and the other documents we refer to carefully for a more complete understanding of LQ Corporation's capital stock following the restructuring.

Authorized Capital

    Currently, the LQ Corporation Certificate authorizes LQ Corporation to issue 561,000,000 shares of capital stock, consisting of:

  •
  500,000,000 shares of common stock, par value $.10 per share;

  •
  6,000,000 shares of preferred stock, par value $.10 per share, 200,000 of which have been designated Junior Participating preferred stock;

  •
  25,000,000 shares of excess stock, par value $.10 per share; and

  •
  30,000,000 shares of series common stock, par value $.10 per share, 10,000,000 of which have been designated Series A non-voting convertible common stock.

    The current LQ Corporation Certificate grants to the Board of Directors the power to classify and authorize the issuance of one or more classes or series of LQ Corporation preferred stock or series common stock having such voting rights, rights to dividends and distributions, liquidation preferences, conversion rights, exchange rights, redemption rights, and such designations, preferences and participations and other limitations or restrictions as are specified by the Board of Directors and as are not prohibited by the LQ Corporation Certificate or applicable law.

    If the merger agreement is adopted, the LQ Corporation Amended Certificate will continue to authorize the same number of shares of capital stock in LQ Corporation, except that no shares of Junior Participating preferred stock and series common stock will be designated.

    The LQ Corporation Amended Certificate, as amended pursuant to the restructuring, will also grant to the Board of Directors the power to classify and authorize the issuance of one or more classes or series of LQ Corporation preferred stock or series common stock having such voting rights, rights to dividends, distributions, liquidation preference, conversion rights, exchange rights and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are specified by the Board of Directors and as are not prohibited by the LQ Corporation Amended Certificate or applicable law.

Common Stock

    The terms of the LQ Corporation common stock currently issued and outstanding under the LQ Corporation Certificate will not change in connection with or as a result of the merger or the restructuring. The LQ Corporation Certificate will, however, have to be amended in connection with the restructuring to, among other things, amend the pairing arrangement to provide for the pairing of LQ Corporation common stock with LQ Properties Class B common stock, increase the ownership limit and change the par value to $0.01 per share, each as currently set forth in the LQ Corporation Certificate. For a more detailed description of the changes to be made to the LQ Corporation Certificate, please see the LQ Corporation Amended Certificate attached to this joint proxy statement and prospectus as Annex D.

Pairing Arrangement

    Currently, the pairing provisions in the LQ Corporation Certificate provide for the pairing of LQ Corporation common stock with LQ Properties common stock. If the proposed restructuring is approved, LQ Corporation common stock will be paired with the new LQ Properties Class B common stock and will trade together as a unit with the new LQ Properties Class B common stock instead of the LQ Properties common stock. In order to effect this new pairing, it is necessary to amend the pairing provisions that are contained in the LQ Corporation Certificate.

Restrictions on Ownership and Transfer

    LQ Corporation common stock will be subject to the increased ownership limit of 9.9% to correspond with the increased ownership limit of LQ Properties Class B common stock. See "Other Proposals—Approval of the Amendment of the LQ Corporation Certificate of Incorporation" beginning on page 89.

COMPARISON OF RIGHTS OF HOLDERS OF LQ PROPERTIES COMMON STOCK AND HOLDERS OF LQ PROPERTIES CLASS B COMMON STOCK

    This section of the joint proxy statement and prospectus describes some of the differences between the current rights of holders of LQ Properties common stock and the rights of holders of LQ Properties Class B common stock after the restructuring. While LQ Properties believes that the description covers the material differences between the rights of the holders, this summary may not contain all of the information that is important to you. You should carefully read this entire document and refer to the other documents discussed below for a more complete understanding of the differences between your current rights as an LQ Properties common stockholder and your rights as a Class B common stockholder after the restructuring.

    If the restructuring is completed, you will receive Class B common stock in exchange for the LQ Properties common stock you currently own. As a holder of Class B common stock, following the restructuring, your rights will be governed by Delaware law, the current bylaws of LQ Properties and the LQ Properties Amended Certificate.

    The LQ Properties Amended Certificate will be the same in all material respects as the current amended and restated certification of incorporation, which currently governs your rights as a common stockholder, except that the LQ Properties Amended Certificate will be amended in connection with the restructuring to incorporate the terms of the Class A common stock and the Class B common stock as set forth below. The LQ Properties Amended Certificate also will provide for the pairing of your existing LQ Corporation common stock with your newly issued Class B common stock and an increase in the ownership limit from 9.25% to 9.9%.

    The following discussion of similarities and material differences between your current rights as a holder of LQ Properties common stock and your rights, if the restructuring is consummated, under the LQ Properties Amended Certificate and current bylaws is only a summary of some provisions and is not a complete description of these similarities and material differences. This discussion is qualified in its entirety by reference to Delaware law, the common law thereunder and the full texts of the existing LQ Properties Certificate, the LQ Properties Amended Certificate as amended in connection with the restructuring and the current bylaws of LQ Properties.

Dividends

    Class B Common Stock.  No dividends will be paid on the Class B common stock prior to the calendar year commencing January 1, 2005. Beginning in the calendar year commencing January 1, 2005, subject to certain limitations and to the prior rights of the holders of LQ Properties Series A preferred stock and Series B preferred stock to receive dividends, dividends in an amount not to exceed $.10 per share per annum may be declared and paid or set apart for payment on a quarterly basis upon the Class B common stock out of any assets or funds of LQ Properties legally available for the payment of dividends as, if and when declared by the LQ Properties Board of Directors or any authorized committee thereof (such payment, a "Class B Dividend Amount"). Holders of Class B common stock will have no right to any dividend or distribution (preferential or otherwise) unless declared by LQ Properties Board of Directors or any authorized committee thereof. The dividend on the Class B common stock will accumulate during any calendar year in which dividends on the Class A common stock are declared and paid but will otherwise be non-cumulative.

    A Class B dividend, if, when and as declared by the LQ Properties Board of Directors or any authorized committee thereof, will rank junior to the Series A preferred stock dividend (as described below under the caption "Series A Preferred Stock—Dividends") and the Series B preferred stock dividend (as described below under the caption "Series B Preferred Stock—Dividends") and senior to the Class A common stock dividend.

    Current LQ Properties Common Stock.  Subject to the prior rights of the holders of LQ Properties Series A preferred stock and Series B preferred stock to receive dividends and the requirement that LQ Properties distribute the minimum dividend in order to maintain REIT status, the current holders of LQ Properties common stock are entitled to receive, when, as and if authorized by the Board of Directors, out of assets of LQ Properties available for payment, dividends payable in cash or other form. Prior to the year 2000, LQ Properties regularly declared a dividend because of the REIT qualification rules in the Code. The dividends on LQ Properties common stock were based primarily on a percentage of LQ Properties' taxable income. Since January 2000, LQ Properties has not paid a dividend to its common stockholders.

Liquidation Preference

    Class B Common Stock.  Upon the occurrence of any liquidation, dissolution or winding up of the affairs of LQ Properties, whether voluntary or involuntary, and subject to the liquidation preferences of holders of LQ Properties Series A preferred stock and Series B preferred stock, and to the liquidation preference of the holders of Class A common stock, holders of Class B common stock will be entitled to receive, out of the assets of LQ Properties legally available for liquidating distributions to holders of shares of beneficial interest in LQ Properties, a liquidating distribution in an amount equal to 10% of such assets, with the remaining 90% of such assets to be distributed concurrently to the holders of Class A common stock. See "Description of LQ Properties Class A common stock—Liquidation Rights" on page 120. For such purposes, the consolidation or merger of LQ Properties with one or more entities, a statutory share exchange, or the sale or transfer of all or substantially all LQ Properties' assets, shall be deemed not to be a liquidation, dissolution or winding up of LQ Properties.

    Current LQ Properties Common Stock.  Holders of LQ Properties common stock are currently entitled, subject to the rights of the holders of Series A and Series B preferred stock, to receive the assets of LQ Properties legally available for distribution to its stockholders ratably and in proportion to the number of shares held by them.

Voting Rights

    Class B Common Stock.  Subject to certain exceptions, Class B common stock will have no common stock voting power. See "Description of Class B Common Stock—Voting Rights" on page 121.

    Current LQ Properties Common Stock.  Holders of LQ Properties common stock are currently entitled to one vote for each share of common stock held of record by such holders on all matters on which LQ Properties common stockholders generally are entitled to vote.

Redemption Rights

    Class B Common Stock.  Holders of Class B Common Stock will be subject to a right of redemption by LQ Properties as more fully described in the section of this joint proxy statement and prospectus entitled "Description of Class B Common Stock—Redemption Rights."

    Current LQ Properties Common Stock.  LQ Properties has the limited right to redeem current LQ Properties common stock in the event of a violation of the ownership limitation set forth in the LQ Properties Certificate.

PROPOSALS FOR THE NEXT ANNUAL MEETINGS

LQ Corporation

    Any LQ Corporation stockholder who intends to submit a proposal, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion in the proxy materials for the 2002 LQ Corporation annual meeting must submit such proposal in writing to the Secretary of LQ Corporation on or before January 26, 2002 if the proposal is to be considered for inclusion in the proxy statement of LQ Corporation and the form of the proxy relating to that meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. In addition, LQ Corporation's bylaws include advance notice and other requirements regarding the timing and content of proposals for stockholder action at stockholders' meetings other than those proposed by the Board of Directors. In order to be timely under the advance notice provisions of the LQ Corporation bylaws, all stockholder proposals intended to be included in the proxy materials for such 2002 meeting must be submitted, pursuant to the terms of such advance notice provisions, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event the meeting is called for a date other than the date specified in the bylaws, and less than 75 days prior public disclosure of such date is given, then notice of the proposal must be received by the secretary not later than the close of business on the fifteenth (15th) day following the date on which such public disclosure of the date of the meeting was made. A copy of the bylaws of LQ Corporation may be obtained, free of charge, by written request addressed to the Secretary.

LQ Properties

    LQ Properties will hold an annual meeting of stockholders in 2002 only if the proposed restructuring has not been approved and completed. LQ Properties will publicly announce the date of such meeting once it has been set. Pursuant to the rules of the SEC and the provisions of LQ Properties' bylaws relating to when a company must include a stockholder's proposal in its proxy statement, stockholder proposals intended to be included in the 2002 proxy statement, if applicable, must be received at the principal executive offices of LQ Properties in accordance with the requirements set forth above for LQ Corporation stockholders. LQ Properties' Board of Directors will review any stockholder proposals that are filed as required, and will determine whether those proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2002 annual meeting. A copy of the bylaws of LQ Properties may be obtained, free of charge, by written request addressed to the Secretary. LQ Properties retains discretion to vote proxies on matters of which it is not properly notified.

LEGAL MATTERS

    Goodwin Procter LLP, La Quinta's counsel, will pass on certain legal matters in connection with the restructuring, including the material federal income tax consequences thereof.

EXPERTS

    The financial statements incorporated in this prospectus by reference to the Joint Annual Report on Form 10-K of La Quinta Corporation and La Quinta Properties for fiscal year ended December 31, 2000 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

    La Quinta is subject to the filing requirements of the Securities Exchange Act of 1934 and, in accordance with that act, are obligated to file with the SEC periodic reports, proxy statements and other information relating to its business, financial condition and other matters. These reports, proxy statements and other information may be inspected at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and are also available for inspection at Citicorp Center, 13th Floor, New York, New York 10048. Copies of these materials can be obtained, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information. The information is also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    La Quinta's SEC filings are also available though our website at http://www.laquinta.com or by contacting our Investor Relations Departments at the address and phone number listed below:

The La Quinta Companies
Attn: Investor Relations
909 Hidden Ridge, Suite 600
Irving, TX 75038
(877) 777-6560

    If you would like to request documents from us, please do so by  •  , 2001 in order to receive them before the LQ Corporation or the LQ Properties special meeting. You should rely only on the information contained in this joint proxy statement and prospectus to vote your shares of LQ Properties common stock, and/or LQ Corporation common stock at the special meetings. We have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement and prospectus. This joint proxy statement and prospectus is dated  •  , 2001. You should not assume that the information in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implications to the contrary.

    You should rely only on the information contained or incorporated by reference in this joint proxy statement and prospectus to vote on the proposals. We have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement and prospectus. This joint proxy statement and prospectus is dated   •  , 2001. You should not assume that the information contained in this joint proxy statement and prospectus is accurate as of any date other than this date, and neither the mailing of this joint proxy statement and prospectus to stockholders nor the issuance of Class B shares in the restructuring shall create any implication to the contrary.

INFORMATION INCORPORATED BY REFERENCE

    This document incorporates other reports by reference which are not presented in or delivered with this document.

    The SEC allows LQ Corporation and LQ Properties to "incorporate by reference" information into this joint proxy statement and prospectus. This means that LQ Corporation and LQ Properties can disclose important information to you by referring you to another document that has been filed separately with the SEC. The information incorporated by reference is deemed to be part of this joint proxy statement and prospectus except for any information superseded by information in this joint proxy statement and prospectus. This joint proxy statement and prospectus incorporates by reference the documents set forth below that LQ Corporation (SEC File No. 0-9110) and LQ Properties (SEC File No. 0-9109) have previously filed with the SEC. These documents contain important information about La Quinta and its financial performance. The following documents, which have been filed by La Quinta with the SEC, are incorporated by reference into this document:

  •
  Joint Annual Report on Form 10-K for the Fiscal Year ended December 31, 2000, as amended;

  •
  Quarterly Report on Form 10-Q for the Quarter ended March 31, 2001;

  •
  Quarterly Report on Form 10-Q for the Quarter ended June 30, 2001;

  •
  Current Report on Form 8-K for event dated April 2, 2001, as amended;

  •
  Current Report on Form 8-K for event dated June 12, 2001; and

  •
  Current Report on Form 8-K for event dated October 15, 2001.

    LQ Corporation and LQ Properties are also incorporating by reference additional documents that they file with the SEC between the date of this joint proxy statement and prospectus and the date of the special meetings.

    The reports incorporated by reference into this document are available to you upon request. You may obtain these documents (other than the exhibits, unless the exhibit is specifically incorporated by reference in the document) without charge by requesting them in writing or by telephone to:

The La Quinta Companies
Attn: Investor Relations
909 Hidden Ridge, Suite 600
Irving, TX 75038
(877) 777-6560

    In order to ensure timely delivery of any requested documents before the special meetings, any request should be made before  •  , 2001.

    LQ Properties has filed a registration statement on Form S-4 under the Securities Act with respect to the LQ Properties' Class B common stock to be issued to LQ Properties stockholders in the merger. This document constitutes LQ Properties' prospectus filed as part of the registration statement. This document does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the Securities and Exchange Commission. Statements made in this document as to the content of any contract, agreement or other document referred to are not necessarily complete. With respect to each of those contracts, agreements, or other documents to be filed or incorporated by reference as an exhibit to the registration statement, you should refer to the corresponding exhibit, when it is filed, for a more complete description of the matter involved and read all statements in this document in light of that exhibit. The registration statement and exhibits are available for inspection and copying as set forth above.

ANNEX A

     AGREEMENT AND PLAN OF MERGER
BY AND AMONG
LA QUINTA CORPORATION,
LQP ACQUISITION CORP.
AND
LA QUINTA PROPERTIES, INC.

DATED AS OF OCTOBER 17, 2001

AGREEMENT AND PLAN OF MERGER

i

ARTICLE VI	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERSUB	A-12
6.1	Existence; Good Standing; Authority; Compliance With Law	A-12
6.2	Authorization, Validity and Effect of Agreements	A-13
6.3	Capitalization	A-13
6.4	No Violation; Consents	A-14
6.5	Securities and Exchange Commission Documents	A-15
6.6	Information Supplied	A-15
6.7	Litigation	A-15
6.8	Absence of Certain Changes	A-16
6.9	No Undisclosed Liabilities	A-16
6.10	Taxes	A-16
6.11	Title	A-16
6.12	Intellectual Property	A-16
6.13	Vote Required	A-17
6.14	Interim Operations of MergerSub	A-17
6.15	Disclosure	A-17
ARTICLE VII	CONDUCT OF BUSINESS COVENANTS	A-17
7.1	Conduct of Business by the Company Pending the Merger	A-17
7.2	Conduct of Business by Parent and MergerSub Pending the Merger	A-17
ARTICLE VIII	ADDITIONAL AGREEMENTS	A-18
8.1	Preparation of the Joint Proxy Statement	A-18
8.2	Meetings of Stockholders	A-18
8.3	Amended and Restated Parent Certificate	A-18
8.4	Other Filings	A-18
8.5	Additional Agreements; Reasonable Best Efforts	A-18
8.6	Listing Application	A-19
8.7	Indemnification	A-19
8.8	Public Announcements	A-19
8.9	Tax Treatment	A-19
8.10	Brand Transfer	A-19
8.11	Transfer of Company Leases	A-20
8.12	Real Estate Transfer and Gains Tax	A-20
ARTICLE IX	CONDITIONS TO THE MERGER	A-20
9.1	Conditions to the Obligations of Each Party to Effect the Merger	A-20
9.2	Conditions to the Obligations of the Company to Effect the Merger	A-21
9.3	Conditions to the Obligations of Parent and MergerSub to Effect the Merger	A-22
ARTICLE X	TERMINATION, AMENDMENT AND WAIVER	A-22
10.1	Termination	A-22
10.2	Effect of Termination	A-23
10.3	Amendment	A-23
10.4	Extension; Waiver	A-23

ii

ARTICLE XI	GENERAL PROVISIONS	A-24
11.1	Notices	A-24
11.2	Interpretation	A-25
11.3	Non-Survival of Representations, Warranties, Covenants and Agreements	A-25
11.4	Miscellaneous	A-25
11.5	Assignment	A-25
11.6	Severability	A-25
11.7	Governing Law	A-25
11.8	Incorporation	A-25
11.9	No Agreement Until Executed	A-25

Exhibits

Exhibit A	Surviving Corporation Certificate of Incorporation
Exhibit B	Amended and Restated Certificate of Incorporation of Parent

iii

AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of October 17, 2001, by and among La Quinta Corporation, a Delaware corporation ("Parent"), LQP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("MergerSub"), and La Quinta Properties, Inc., a Delaware corporation (the "Company"). Parent, MergerSub and the Company are referred to herein, from time to time, individually as a "Party" and collectively as the "Parties."

RECITALS

    WHEREAS, shares of common stock, par value $0.10 per shares, of Parent (the "Parent Common Stock") and shares of common stock, par value $0.10 per share, of Company (the "Company Common Stock") are currently paired and transferable and traded only in combination as a single unit (the "Current Paired Shares") on the New York Stock Exchange;

    WHEREAS, the Board of Directors of each of Parent, MergerSub and the Company has approved and deems it advisable and in the best interests of its respective stockholders to consummate the business combination transaction provided for herein whereby MergerSub will merge with and into the Company (the "Merger") in accordance with the Delaware General Corporation Law (the "DGCL") and, upon the terms and subject to the conditions set forth in this Agreement, the holder or holders of shares of common stock, par value $0.01 per share, of MergerSub (the "MergerSub Common Stock") and holders of shares of Company Common Stock, each as issued and outstanding immediately prior to the Effective Time (as defined herein), will be entitled, subject to the terms and conditions hereof, to the right to receive shares of Class A voting common stock, par value $0.01 per share, of the Surviving Corporation (as defined herein) (the "Surviving Corporation Class A Common Stock") and shares of Class B non-voting common stock, par value $0.01 per share, of the Surviving Corporation (the "Surviving Corporation Class B Common Stock"), respectively;

    WHEREAS, the Board of Directors of the Company (the "Company Board") has, in light of and subject to the terms and conditions set forth herein, determined and declared that (A) the consideration to be paid for each share of Company Common Stock in the Merger is fair to the stockholders of the Company and (B) it is in the best interests of the stockholders of the Company to approve and adopt this Agreement and to approve the transactions contemplated by this Agreement, including the Merger (collectively, the "Transactions");

    WHEREAS, immediately prior to the Effective Time, the Amended and Restated Certificate of Incorporation of Parent (the "Parent Certificate") shall be amended and restated and, as so amended and restated, such Parent Certificate shall be the Certificate of Incorporation of Parent until thereafter changed or amended as provided therein or by applicable law;

    WHEREAS, as of the Effective Time, by virtue of the Merger and without any action on the part of Parent, MergerSub, the Company or the holders of any shares of Parent Common Stock, MergerSub Common Stock or Company Common Stock, the newly issued shares of Surviving Corporation Class B Common Stock and the outstanding shares of Parent Common Stock will be paired and transferable and traded only in combination as a single unit on the New York Stock Exchange;

    WHEREAS, immediately prior to and immediately after the Effective Time, all of the issued and outstanding shares of stock of Parent will consist of shares of Parent Common Stock that are paired and transferable and traded only as a unit in combination with shares of Company Common Stock or Surviving Corporation Class B Common Stock, as applicable, and neither the Company nor the Surviving Corporation (or any of their affiliates) will own any shares of Parent Common Stock.

    WHEREAS, for federal income tax purposes it is intended, and by executing this Agreement the Parties hereto hereby agree, that the Merger and the Transactions will be treated as if the stockholders of the Company had exchanged a portion of their Company Common Stock for shares of Surviving

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Corporation Class B Common Stock in a tax-free recapitalization pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and contributed the remaining portion of such Company Common Stock to Parent in a tax-free transaction qualifying under Section 351(a) of the Code;

    WHEREAS, the Company will indirectly transfer a portion of the La Quinta® Brand and all related trademarks, tradenames and other intellectual properties related thereto and all rights and interests in the foregoing, to Parent in conjunction with the Merger, as set forth in Section 8.10 (the "Brand Transfer");

    WHEREAS, for federal income tax purposes it is intended, and by executing this Agreement the Parties hereto hereby agree, that the Brand Transfer referenced in the immediately preceding recital will be treated as a tax-free transaction qualifying under Sections 351(a) and 721(a) of the Code; and

    WHEREAS, Parent, MergerSub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Transactions, and also to prescribe various conditions to the Transactions.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Parent, MergerSub and the Company hereby agree as follows:

ARTICLE I

THE MERGER

    1.1  The Merger.  Subject to the terms and conditions of this Agreement and in accordance with the DGCL, at the Effective Time, the Company and MergerSub shall consummate the Merger pursuant to which (a) MergerSub shall be merged with and into the Company and the separate corporate existence of MergerSub shall thereupon cease, (b) the Company shall be the successor or surviving corporation in the Merger (the "Surviving Corporation") and shall continue to be governed by the Company's Amended and Restated Certificate of Incorporation, as amended and restated at the Effective Time, the Company's Bylaws and the laws of the State of Delaware, including the DGCL and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.

    1.2  Closing.  The closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date to be specified by the Parties (the "Closing Date"), which Closing Date shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article IX hereof (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, unless another time, date or place is agreed to in writing by the Parties hereto.

    1.3  Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, MergerSub and the Company shall file a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and, as soon as practicable on or after the Closing Date, the Parties shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger, accompanied by payment of the filing fee (as provided in the DGCL), is duly filed with, examined by and received the endorsed approval of, the Secretary of State of the State of Delaware, or at such other time, if any, as MergerSub and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the "Effective Time").

    1.4  Effects of the Merger.  The Merger shall have the effects set forth in Section 259 of the DGCL and this Agreement.

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    1.5  Tax Consequences.  It is intended by all of the Parties hereto that the Merger and the Transactions will be treated as if the stockholders of the Company had exchanged a portion of their Company Common Stock for shares of Surviving Corporation Class B Common Stock in a recapitalization pursuant to Section 368(a)(1)(E) of the Code and contributed the remaining portion of such Company Common Stock to Parent in a transaction qualifying under Section 351(a) of the Code. The Parties further intend that the Brand Transfer be in conjunction with the Merger, that the Company be treated as having contributed the La Quinta® Brand and certain rights and interests attached thereto, to one or more limited liability companies in a transaction qualifying under Section 721(a) of the Code and that the Surviving Corporation be treated, together with the current holders of Company Common Stock, as having transferred property to Parent in exchange for Parent Common Stock in a transaction qualifying under Section 351(a) of the Code.

    1.6  Certificate of Incorporation and Bylaws.  The Amended and Restated Certificate of Incorporation of the Company (the "Company Certificate") shall be amended and restated at the Effective Time to be in the form of Exhibit A attached hereto and, as so amended and restated, such Company Certificate shall be the Certificate of Incorporation of the Surviving Corporation (the "Surviving Corporation Certificate") until thereafter changed or amended as provided therein or by applicable law. The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws") until thereafter changed or amended as provided therein or by applicable law. The name of the Surviving Corporation shall be "La Quinta Properties, Inc." and the Surviving Corporation Certificate and Surviving Corporation Bylaws shall so provide.

    1.7  Taking of Necessary Action; Further Action.  Each of Parent, MergerSub and the Company shall use its reasonable best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the DGCL. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of both the Company and MergerSub, the officers of such corporations are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

ARTICLE II

DIRECTORS, COMMITTEES AND OFFICERS OF THE SURVIVING CORPORATION

    2.1  Directors and Committees of the Surviving Corporation.  The directors and committees of the Board of Directors of the Company immediately prior to the Effective Time shall be the directors and the committees of the Board of Directors of the Surviving Corporation immediately after the Effective Time until their successors shall have been duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the Surviving Corporation Certificate and Surviving Corporation Bylaws.

    2.2  Officers of the Surviving Corporation.  The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time until their respective successors are duly appointed and qualified or until the earlier of their death, resignation or removal in accordance with the Surviving Corporation Certificate and Surviving Corporation Bylaws.

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ARTICLE III

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

    3.1  Effect on Capital Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the Company, MergerSub or the holders of any shares of Company Common Stock or MergerSub Common Stock:

            (a)  Conversion of MergerSub Common Stock and Company Common Stock Owned by Parent.  All shares of (i) MergerSub Common Stock issued and outstanding immediately prior to the Effective Time, and (ii) Company Common Stock that is owned, immediately prior to the Effective Time, by Parent (or any direct or indirect Subsidiary (as defined herein) of Parent) shall, collectively, be converted automatically into an aggregate of 100,000 validly issued, fully paid and nonassessable shares of Surviving Corporation Class A Common Stock, a certificate for which shall be issued to the holder or holders of MergerSub Common Stock and Company Common Stock upon surrender to the Surviving Corporation of such stockholder's certificate formerly representing such MergerSub Common Stock or Company Common Stock.

            (b)  Cancellation of Treasury Stock.  Each issued and outstanding share of Company Common Stock that is owned, immediately prior to the Effective Time, by the Company (or any direct or indirect Subsidiary of the Company) as treasury stock, shall be automatically canceled and cease to exist without any conversion thereof, and no consideration shall be delivered in exchange therefor.

            (c)  Conversion of Company Common Stock.  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than those shares owned by Parent to be converted in accordance with Section 3.1(a) above and those shares to be canceled in accordance with Section 3.1(b) above, shall be canceled and shall be converted automatically solely into the right to receive one (1) validly issued, fully paid and nonassessable share of Surviving Corporation Class B Common Stock. As of the Effective Time, all of the certificates evidencing shares of Company Common Stock (which, by virtue of their paired status, also evidence shares of Parent Company Stock, which shares are not being canceled or converted hereby) (the "Certificates"), by virtue of the Merger and without any action on the part of the Company or the stockholders of the Company, shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of a Certificate shall cease to have any rights with respect to the Company Common Stock represented thereby, except the right to receive, upon the surrender of such Certificate in accordance with Article IV herein, certificates evidencing the Surviving Corporation Class B Common Stock and, by virtue of the pairing arrangement described in Section 3.3 below, Parent Common Stock, and any dividends or other distributions to which such holder is entitled pursuant to Section 4.3 below.

    3.2  Company Stock Options and Related Matters.

            (a)  Each option, restricted stock award, performance share award or other award (collectively, the "Company Awards") granted under the Company's Amended and Restated 1995 Share Award Plan (the "1995 Company Plan") which is outstanding (whether or not then exercisable) as of immediately prior to the Effective Time and which has not been exercised or canceled prior thereto, shall, at the Effective Time, be automatically converted into and become a corresponding option or award (a "Surviving Corporation Award") with respect to the number of shares of Surviving Corporation Class B Common Stock equal to the number of shares of Company Common Stock subject to the Company Award, at an exercise price equal to the exercise price under the 1995 Company Plan. Each Surviving Corporation Award will vest and will be otherwise exercisable upon the same terms and conditions as were applicable under the 1995 Company Plan immediately prior to the Effective Time.

            (b)  Subject to Section 3.2(a) above and except as may be otherwise agreed to by Parent and the Company, the 1995 Company Plan shall remain in effect after the Effective Time; provided,

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however, that no additional Surviving Corporation Awards shall be granted or issued pursuant thereto after the Effective Time.

    3.3  Pairing of Shares.  As of the Effective Time, by virtue of the Merger and without any action on the part of Parent, MergerSub, the Company or the holders of any shares of Parent Common Stock, MergerSub Common Stock or Company Common Stock, the newly issued shares of Surviving Corporation Class B Common Stock and the outstanding shares of Parent Common Stock (the par value of which shall have been reduced to $0.01 per share as a result of the filing of an amended and restated Parent Certificate) will be paired and transferable and traded only in combination as a single unit on the New York Stock Exchange, as provided in the Surviving Corporation Certificate and the Parent Certificate.

ARTICLE IV

PAYMENT FOR SHARES; EXCHANGE OF CERTIFICATES

    4.1  Exchange Agent.  From and after the Effective Time, such bank or trust company as shall be mutually acceptable to Parent and the Company shall act as exchange agent (the "Exchange Agent"). At or prior to the Effective Time, the Company shall deposit, or shall otherwise take all steps necessary to cause to be deposited, with the Exchange Agent and for the benefit of the holders of shares of Company Common Stock, certificates representing the shares of Surviving Corporation Class B Common Stock (and Parent Common Stock paired with the Surviving Corporation Class B Common Stock pursuant to Section 3.3 above) (such certificates, together with any dividends or distributions with respect thereto with a record date after the Effective Time, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section 3.1 and paid pursuant to this Article IV in exchange for outstanding shares of Company Common Stock.

    4.2  Exchange Procedures.  As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Surviving Corporation Class B Common Stock (and Parent Common Stock paired thereto). Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate representing the number of shares of Surviving Corporation Class B Common Stock and paired Parent Common Stock to which such holder shall be entitled, and (B) a check representing dividends or distributions, if any, granted pursuant to Section 4.3 below, after giving effect to any required withholding tax, and the Certificate or Certificates so surrendered shall forthwith be canceled and cease to exist. No interest will be paid or accrued on dividends or distributions, if any, payable to holders of Certificates pursuant to this Section 4.2. Each share of Surviving Corporation Class B Common Stock shall be deemed to have been issued at the Effective Time. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a Certificate representing the proper number of shares of Surviving Corporation Class B Common Stock and paired Parent Common Stock plus, to the extent applicable, the amount of any dividend or distribution, if any, payable pursuant to Section 4.3 below, may be issued to such a transferee if the Certificate is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

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    4.3  Dividends and Distributions.  Notwithstanding any other provisions of this Agreement, no dividends or other distributions on Surviving Corporation Class B Common Stock shall be paid with respect to any Certificate until such Certificate is surrendered for exchange as provided herein; provided, however, that subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing shares of Surviving Corporation Class B Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such shares of Surviving Corporation Class B Common Stock and not paid, less the amount of any withholding taxes which may be required thereon and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of Surviving Corporation Class B Common Stock, less the amount of any withholding taxes which may be required thereon.

    4.4  No Further Ownership Rights in Company Common Stock.  All shares of Surviving Corporation Class B Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms of this Article IV (including any cash paid pursuant to Section 4.3 above) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock previously represented by such Certificates, and at and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article IV.

    4.5  Termination of Exchange Fund.  Any portion of the Exchange Fund that remains unclaimed by, and undistributed to, the former stockholders of the Company nine (9) months after the Effective Time shall be delivered to the Surviving Corporation. Any former stockholders of the Company who have not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of their shares of Surviving Corporation Class B Common Stock and the Parent Common Stock paired thereto (plus dividends and distributions to the extent set forth in Section 4.3, if any), as determined pursuant to this Agreement, without any interest thereon. If any Certificates shall not have been surrendered prior to one year after the Effective Time (or immediately prior to such earlier date on which any Surviving Corporation Class B Common Stock would otherwise escheat to or become the property of any governmental entity), any such Surviving Corporation Class B Common Stock in respect thereof shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

    4.6  No Liability.  None of Parent, MergerSub, the Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

    4.7  Lost Certificates.  In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent or the Surviving Corporation will issue in exchange for such lost, stolen or destroyed Certificate the shares of Surviving Corporation Class B Common Stock and paired Parent Common Stock (plus, to the extent applicable, dividends and distributions payable pursuant to Section 4.3).

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    4.8  Withholding Rights.  The Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Company Common Stock pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority, the Exchange Agent will be treated as though it withheld an appropriate amount of the type of consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock, sold such consideration for an amount of cash equal to the fair market value of such consideration at the time of such deemed sale and paid such cash proceeds to the appropriate taxing authority.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as set forth in the disclosure schedules delivered at or prior to the execution hereof to Parent and MergerSub, which shall refer to the relevant sections of this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to Parent and MergerSub as follows:

    5.1  Existence; Good Standing; Authority; Compliance With Law.

            (a)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. Each Subsidiary of the Company (collectively, the "Company Subsidiaries") is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite corporate (in the case of a Company Subsidiary that is a corporation) or other power and authority to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power and authority, individually or in the aggregate, has not had, and could not be reasonably expected to have a Company Material Adverse Effect (as defined herein). The Company and each of the Company Subsidiaries is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such license or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing could not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, a "Company Material Adverse Effect" means a material adverse effect on (i) the business, operations, assets, liabilities, properties, results of operations, prospects or condition (financial or otherwise) of the Company and the Company Subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement.

            (b)  Neither the Company nor any of the Company Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, bylaw, judgment, decree, order, arbitration, concession, grant, governmental rule or regulation to which the Company or any Company Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, could reasonably be expected to have a Company Material Adverse Effect. The Company and the Company Subsidiaries have obtained all licenses, permits, approvals and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as currently conducted, except where the failure to obtain any such license, permit, approval or authorization or to take any such action, alone or together with all other failures, could not reasonably be expected to have a Company Material Adverse Effect. All such licenses, permits, approvals and other authorizations required under such laws and regulations are in full force and effect.

    5.2  Authorization, Validity and Effect of Agreements.  The Company has the requisite power and authority to enter into and consummate the Transactions and to execute and deliver this Agreement.

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The Company Board has duly approved and adopted this Agreement and approved the Transactions. Subject only to the adoption of this Agreement by the holders of Company Common Stock and Series B Preferred Stock (voting together as a class, on an as converted basis, with the holders of Company Common Stock), the execution and delivery by the Company of this Agreement and the consummation of the Transactions have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Parent and MergerSub, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

    5.3  Capitalization.  The authorized capital stock of the Company consists of 500,000,000 shares of Company Common Stock, 6,000,000 shares of preferred stock, par value $0.10 per share (the "Company Preferred Stock"), 30,000,000 shares of series common stock, par value $0.10 per share (the "Company Series Common Stock") and 25,000,000 shares of excess stock, par value $0.10 per share (the "Company Excess Stock"). The authorized Company Preferred Stock consists solely of two series, designated as 9% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") and 9% Series B Cumulative Redeemable Convertible Preferred Stock (the "Series B Preferred Stock"). The authorized number of shares of Series A Preferred Stock is 805,000 and the authorized number of shares of Series B Preferred Stock is 1,000. As of October 15, 2001, (a) 143,066,053 shares of Company Common Stock were issued and outstanding, (b) 5,638,370 shares of Company Common Stock were authorized and reserved for issuance pursuant to the 1995 Company Plan, subject to adjustment on the terms set forth in the 1995 Company Plan, (c) 4,531,463 Company Awards were outstanding under the 1995 Company Plan, (d) 700,000 shares of Series A Preferred Stock were issued and outstanding, (e) 1,000 shares of Series B Preferred Stock were issued and outstanding, (f) no shares of Company Series Common Stock were issued and outstanding, (g) no shares of Company Excess Stock were issued and outstanding and (h) no shares of Company Common Stock, Company Preferred Stock, Company Series Common Stock and Company Excess Stock were held in the treasury of the Company. As of the date of this Agreement, the Company has no shares of Company Common Stock or Company Preferred Stock reserved for issuance other than as described above. All issued and outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued pursuant to the exercise of outstanding Company Awards will be, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. Except as disclosed in the Company SEC Reports (as described in Section 5.5 hereof) or as set forth in Section 5.3 of the Company Disclosure Schedule, the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company to approve the Transactions or with respect to any other matter. Except as disclosed in the Company SEC Reports or as set forth in Section 5.3 of the Company Disclosure Schedule, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock of the Company. Except as set forth in Section 3.2 hereof, the vesting schedule of all Company Awards shall not be changed or affected by the execution of this Agreement or the consummation of the Transactions. Except as disclosed in the Company SEC Reports or as set forth in Section 5.3 of the Company Disclosure Schedule, there are no agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of any shares of capital stock of the Company or which restrict the transfer of any such shares, nor does the Company have knowledge of any third-party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as disclosed in the Company SEC Reports or as set forth in Section 5.3 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of the

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Company or any Company Subsidiary. Except as disclosed in the Company SEC Reports or as set forth in Section 5.3 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of its securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act").

    5.4  No Violation; Consents.  None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions, or the compliance by the Company with any of the provisions hereof, will conflict with or result in a breach of any provision of the Company Certificate or the Bylaws of the Company assuming, in the case of performance, that this Agreement is adopted in compliance with the Delaware General Corporation Law by the Company's stockholders at the stockholders meeting contemplated by Section 8.2 hereof. The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the Transactions, and the compliance by the Company with the provisions hereof, will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Company or the Company Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of (a) any note, bond, mortgage, indenture or deed of trust, (b) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any of the Company Subsidiaries is a party, or by which the Company or any of the Company Subsidiaries or any of their properties or assets is bound, or (c) any order, writ, judgment, injunction, decree, law (including common law), statute, rule or regulation applicable to the Company or any Company Subsidiary or any of their properties or assets, except as otherwise could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect assuming, in the case of performance, that this Agreement is adopted in compliance with the Delaware General Corporation Law by the Company's stockholders at the stockholders meeting contemplated by Section 8.2 hereof. Other than the filings provided for in Article I of this Agreement, or such filings and consents as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act") or applicable state securities and "Blue Sky" laws, the New York Stock Exchange and applicable tax laws, the execution and delivery of this Agreement by the Company does not, and the performance of and compliance with this Agreement by the Company and consummation of the Transactions does not, require any authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority, except where the failure to obtain any such authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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    5.5  Securities and Exchange Commission Documents.  The Company has filed all required forms, reports, schedules, statements and other documents with the Securities and Exchange Commission (the "Commission") since December 31, 2000 (as such documents may have been amended since the time of filing, collectively, the "Company SEC Reports"), all of which were prepared in accordance with the applicable requirements of the Exchange Act and the Securities Act (the "Securities Laws"). As of their respective dates, the Company SEC Reports (a) complied as to form in all material respects with the applicable requirements of the Securities Laws and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Company and the Company Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the Company and the Company Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to Section 13 or 15(d) of the Exchange Act.

    5.6  Information Supplied.  None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in the Joint Proxy Statement (as defined herein) will, at the date the Joint Proxy Statement is first mailed to the Company's stockholders and at the time of the Stockholders' Meeting (as defined herein), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

    5.7  Litigation.  Except as disclosed in the Company SEC Reports, there are (a) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Company or any Company Subsidiary is a party or by which any of its properties or assets are bound or to which any of its directors, officers, employees or agents, in such capacities, is a party or by which any of its properties or assets are bound and (b) no actions, suits or proceedings pending against the Company or any Company Subsidiary or against any of its directors, officers, employees or agents, in such capacities, or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary or against any of its directors, officers, employees or agents, in such capacities, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality.

    5.8  Absence of Certain Changes.  Except as disclosed in the Company SEC Reports prior to the date of this Agreement, since June 30, 2001, (a) the Company and the Company Subsidiaries have conducted their businesses only in the ordinary course of business, (b) neither the Company nor any of the Company Subsidiaries has taken any of the actions or permitted to occur any of the events specified in Section 7.1 hereof and (c) there has not been any change, effect, event, occurrence, non-occurrence, condition or development which has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

    5.9  No Undisclosed Liabilities.  Neither the Company nor any of the Company Subsidiaries has any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes (as hereinafter

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defined)) other than such liabilities or obligations that have been specifically disclosed or provided in the Company SEC Reports.

    5.10  Taxes.

            (a)  The Company and each of the Company Subsidiaries has paid or caused to be paid all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, worker's compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and duties, tariffs and similar charges (collectively, "Taxes"), required to be paid by it whether disputed or not, except where the failure to pay any such Taxes could not reasonably be expected to have a Company Material Adverse Effect.

            (b)  The Company and each of the Company Subsidiaries has, in accordance with applicable law, filed all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes (collectively, "Tax Returns"), and all such Tax Returns correctly and accurately set forth the amount of any Taxes relating to the applicable period, except where the failure to do so could not reasonably be expected to have a Company Material Adverse Effect.

            (c)  Neither the Internal Revenue Service (the "IRS") nor any other governmental authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company or any Company Subsidiary any deficiency or claim for additional Taxes, except where such deficiency or claim could not reasonably be expected to have a Company Material Adverse Effect. No claim has ever been made by an authority in a jurisdiction where the Company or a Company Subsidiary does not file reports and returns that the Company or such Company Subsidiary is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company and the Company Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes.

    5.11  Title.

            (a)  Except as set forth in the Company SEC Reports, the Company and the Company Subsidiaries own fee simple title to or a long-term leasehold interest in each of the real properties used in or necessary to conduct the business of the Company as currently conducted, free and clear of any liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances (collectively, "Encumbrances") except for any such Encumbrances as would not have a Company Material Adverse Effect.

            (b)  The Company and the Company Subsidiaries own good title, free and clear of all Encumbrances, to all property and assets necessary to conduct the business of the Company as currently conducted, except for (i) Encumbrances reflected in the Company SEC Reports, (ii) Encumbrances or imperfections of title which do not detract from the value or interfere with the present or presently contemplated use of the assets subject thereto or affected thereby and (iii) Encumbrances for current Taxes not yet due and payable.

    5.12  Intellectual Property.  The Company or the Company Subsidiaries are the owner of, or a licensee under a valid license for, all items of intangible property which are material to the business of the Company and the Company Subsidiaries as currently conducted, taken as a whole, including, without limitation, trade names, unregistered trademarks and service marks, brand names, software, patents and copyrights. As of the date of this Agreement, except as disclosed in the Company SEC Reports, there are no claims pending or, to the Company's knowledge, threatened, that the Company

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or any Company Subsidiary is in violation of any such intellectual property right of any third party which would have a Company Material Adverse Effect, and, to the Company's knowledge, no third party is in violation of any intellectual property rights of the Company or any Company Subsidiary which would have a Company Material Adverse Effect.

    5.13  Vote Required.  The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock and Series B Preferred Stock (voting together as a class, on an as converted basis, with the holders of Company Common Stock) is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger and adopt this Agreement.

    5.14  Take-over Laws.  The Company Board has taken appropriate action such that the provisions of Section 203 of the DGCL will not apply to any of the Transactions. No foreign or state take-over law is applicable to any of the Transactions.

    5.15  Solvency of Surviving Corporation.  To the Company's knowledge, immediately following the Effective Time, and after giving effect to the Transactions, (i) the fair value of the assets of the Surviving Corporation, and each of its subsidiaries, will exceed its debts and liabilities, contingent or otherwise, (ii) the present fair saleable value of the assets of the Surviving Corporation, and each of its subsidiaries, will be greater than the amount that will be required to pay its then existing debts and other liabilities, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Surviving Corporation, and each of its subsidiaries, will be able to pay its then existing debts and other liabilities, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) the Surviving Corporation, and each of its subsidiaries, will not have an unreasonably small amount of capital with which to conduct the businesses in which they will be engaged.

    5.16  Disclosure.  The representations, warranties and statements by the Company in this Agreement, the Company Disclosure Schedule and any certificates delivered pursuant hereto do not contain any untrue statement of a material fact and, when taken together with each other, do not omit to state a material fact necessary to make such representations, warranties and statements, in light of the circumstances under which they are made, not misleading.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERSUB

    Except as set forth in the disclosure schedules delivered at or prior to the execution hereof to the Company, which shall refer to the relevant sections of this Agreement (the "Parent Disclosure Schedule"), Parent and MergerSub jointly and severally represent and warrant to the Company as follows:

    6.1  Existence; Good Standing; Authority; Compliance With Law.

            (a)  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. MergerSub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted and each other Subsidiary of Parent (collectively, the "Parent Subsidiaries") is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite corporate (in the case of a Parent Subsidiary that is a corporation) or other power and authority to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power and authority, individually or in the aggregate, has not had, and could not be reasonably expected to have a Parent Material Adverse Effect (as defined herein).

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Parent, MergerSub and each of the Parent Subsidiaries is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such license or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing could not reasonably be expected to have a Parent Material Adverse Effect. For purposes of this Agreement, a "Parent Material Adverse Effect" means a material adverse effect on (i) the business, operations, assets, liabilities, properties, results of operations, prospects or condition (financial or otherwise) of Parent, MergerSub and the Parent Subsidiaries, taken as a whole, or (ii) the ability of Parent or MergerSub to perform their obligations under this Agreement.

            (b)  Neither Parent, MergerSub nor any of the Parent Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, bylaw, judgment, decree, order, arbitration, concession, grant, governmental rule or regulation to which Parent, MergerSub or any Parent Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, could reasonably be expected to have a Parent Material Adverse Effect. Parent, MergerSub and the Parent Subsidiaries have obtained all licenses, permits, approvals and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as currently conducted, except where the failure to obtain any such license, permit, approval or authorization or to take any such action, alone or together with all other failures, could not reasonably be expected to have a Parent Material Adverse Effect. All such licenses, permits, approvals and other authorizations required under such laws and regulations are in full force and effect.

    6.2  Authorization, Validity and Effect of Agreements.  Each of Parent and MergerSub has the requisite power and authority to enter into and consummate the Transactions and to execute and deliver this Agreement. The Boards of Directors of Parent and MergerSub and Parent, as the sole stockholder of MergerSub, have approved and adopted this Agreement and approved the Transactions. Subject only to the adoption of this Agreement by the holders of Parent Common Stock, the execution and delivery by Parent and MergerSub of this Agreement and the consummation of the Transactions have been duly authorized by all requisite corporate action on the part of Parent and MergerSub. This Agreement has been duly executed and delivered by Parent and MergerSub and, assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of Parent and MergerSub, enforceable against Parent and MergerSub in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

    6.3  Capitalization.

            (a)  The authorized capital stock of the Parent consists of 500,000,000 shares of Parent Common Stock, 6,000,000 shares of preferred stock, par value $0.10 per share (the "Parent Preferred Stock"), 30,000,000 shares of series common stock, par value $0.10 per share (the "Parent Series Common Stock") and 25,000,000 shares of excess stock, par value $0.10 per share (the "Parent Excess Stock"). As of October 15, 2001, (a) 141,761,053 shares of Parent Common Stock were issued and outstanding, (b) 2,956,097 shares of Parent Common Stock were authorized and reserved for issuance pursuant to Parent's Amended and Restated 1995 Share Award Plan (the "1995 Parent Plan"), subject to adjustment on the terms set forth in the 1995 Parent Plan, (c) 4,131,906 Parent Awards (as defined herein) were outstanding under the 1995 Parent Plan, (d) no shares of Parent Preferred Stock were issued and outstanding, (e) no shares of Parent Series Common Stock were issued and outstanding, (f) no shares of Parent Excess Stock were issued and outstanding and (g) no shares of Parent Common Stock, Parent Preferred Stock, Parent Series Common Stock and Parent Excess Stock were held in the treasury of the Company. As of the date of this Agreement, Parent has no shares of Parent Common Stock or Parent Preferred Stock reserved for issuance other than as described above. All issued and

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outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued pursuant to the exercise of outstanding options, restricted stock awards, performance share awards or other awards pursuant to the 1995 Parent Plan (collectively, the "Parent Awards") will be, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. Except as disclosed in the Parent SEC Reports (as defined in Section 6.5 hereof) or as set forth in Section 6.3 of the Parent Disclosure Schedule, Parent has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of Parent to approve the Transactions or with respect to any other matter. Except as disclosed in the Parent SEC Reports or as set forth in Section 6.3 of the Parent Disclosure Schedule, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Parent to issue, transfer or sell any shares of capital stock of Parent. Except as disclosed in the Parent SEC Reports or as set forth in Section 6.3 of the Parent Disclosure Schedule, the vesting schedule of all Parent Awards shall not be changed or affected by the execution of this Agreement or the consummation of the Transactions. Except as disclosed in the Parent SEC Reports or as set forth in Section 6.3 of the Parent Disclosure Schedule, there are no agreements or understandings to which Parent or any Parent Subsidiary is a party with respect to the voting of any shares of capital stock of Parent or which restrict the transfer of any such shares, nor does Parent have knowledge of any third-party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as disclosed in the Parent SEC Reports or as set forth in Section 6.3 of the Parent Disclosure Schedule, there are no outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of Parent or any Parent Subsidiary. Except as disclosed in the Parent SEC Reports or as set forth in Section 6.3 of the Parent Disclosure Schedule, neither Parent nor any Parent Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of its securities under the Securities Act.

            (b)  The authorized capital stock of MergerSub consists of 3,000 shares of MergerSub Common Stock. As of the date of this Agreement, 1,000 shares of MergerSub Common Stock were issued and outstanding.

    6.4  No Violation; Consents.  None of the execution, delivery or performance of this Agreement by Parent or MergerSub, the consummation by Parent or MergerSub of the Transactions, or the compliance by Parent or MergerSub with any of the provisions hereof, will conflict with or result in a breach of any provision of the Parent Certificate or the Bylaws of Parent or the Certificate of Incorporation of MergerSub or the Bylaws of MergerSub assuming in the case of performance, that this Agreement is adopted in compliance with the Delaware General Corporation Law by Parent's stockholders at the stockholders' meeting contemplated by Section 8.2 hereof. The Parent Disclosure Schedule, the execution, delivery and performance of this Agreement by Parent and MergerSub, the consummation by Parent and MergerSub of the Transactions, and the compliance by Parent and MergerSub with the provisions hereof, will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Parent, MergerSub or the Parent Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of (a) any note, bond, mortgage, indenture or deed of trust, (b) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Parent, MergerSub or any of the Parent Subsidiaries is a party, or by which Parent, MergerSub or any of the Parent Subsidiaries or any of their properties or assets is bound, or (c) any order, writ, judgment, injunction, decree, law (including common law), statute, rule or regulation applicable to Parent, MergerSub or any Parent Subsidiary or any of their properties or assets, except as otherwise could not

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reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect assuming in the case of performance, that this Agreement is adopted in compliance with the Delaware General Corporation Law by Parent's stockholders at the stockholders' meeting contemplated by Section 8.2 hereof. Other than the filings provided for in Article I of this Agreement, or such filings and consents as may be required by the HSR Act, the Securities Laws or applicable state securities and "Blue Sky" laws, the New York Stock Exchange and applicable tax laws, the execution and delivery of this Agreement by Parent and MergerSub does not, and the performance of and compliance with this Agreement by Parent and MergerSub and consummation of the Transactions does not, require any authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority, except where the failure to obtain any such authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

    6.5  Securities and Exchange Commission Documents.  Parent has filed all required forms, reports, schedules, statements and other documents with the Commission since December 31, 2000 (as such documents may have been amended since the time of filing, collectively, the "Parent SEC Reports"), all of which were prepared in accordance with the applicable requirements of the Securities Laws. As of their respective dates, the Parent SEC Reports (a) complied as to form in all material respects with the applicable requirements of the Securities Laws and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of Parent included in or incorporated by reference into the Parent SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of Parent and the Parent Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of Parent included in or incorporated by reference into the Parent SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of Parent and the Parent Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to Section 13 or 15(d) of the Exchange Act.

    6.6  Information Supplied.  None of the information supplied or to be supplied by Parent specifically for inclusion or incorporation by reference in the Joint Proxy Statement will, at the date the Joint Proxy Statement is first mailed to Parent's stockholders and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

    6.7  Litigation.  Except as disclosed in the Parent SEC Reports, there are (a) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which Parent, MergerSub or any Parent Subsidiary is a party or by which any of its properties or assets are bound or to which any of its directors, officers, employees or agents, in such capacities, is a party or by which any of its properties or assets are bound and (b) no actions, suits or proceedings pending against Parent, MergerSub or any Parent Subsidiary or against any of its directors, officers, employees or agents, in such capacities, or, to the knowledge of Parent, threatened against Parent, MergerSub or any Parent Subsidiary or against any of its directors, officers, employees or agents, in such capacities, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality.

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    6.8  Absence of Certain Changes.  Except as disclosed in the Parent SEC Reports prior to the date of this Agreement, since June 30, 2001, (a) Parent, MergerSub and the Parent Subsidiaries have conducted their businesses only in the ordinary course of business, (b) neither Parent, MergerSub nor any of the Parent Subsidiaries has taken any of the actions or permitted to occur any of the events specified in Section 7.2 hereof and (c) there has not been any change, effect, event, occurrence, non-occurrence, condition or development which has had or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

    6.9  No Undisclosed Liabilities.  Neither Parent, MergerSub nor any of the Parent Subsidiaries has any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes), other than such liabilities or obligations that have been specifically disclosed or provided in the Parent SEC Reports.

    6.10  Taxes.

            (a)  Parent, MergerSub and each of the Parent Subsidiaries has paid or caused to be paid all Taxes required to be paid by it whether disputed or not, except where the failure to pay any such Taxes could not reasonably be expected to have a Parent Material Adverse Effect.

            (b)  Parent, MergerSub and each of the Parent Subsidiaries has, in accordance with applicable law, filed all Tax Returns, and all such Tax Returns correctly and accurately set forth the amount of any Taxes relating to the applicable period, except where the failure to do so could not reasonably be expected to have a Parent Material Adverse Effect.

            (c)  Neither the IRS nor any other governmental authority is now asserting or, to the knowledge of Parent, threatening to assert against Parent, MergerSub or any Parent Subsidiary any deficiency or claim for additional Taxes, except where such deficiency or claim could not reasonably be expected to have a Parent Material Adverse Effect. No claim has ever been made by an authority in a jurisdiction where Parent, MergerSub or a Parent Subsidiary does not file reports and returns that Parent, MergerSub or such Parent Subsidiary is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of Parent, MergerSub and the Parent Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes.

    6.11  Title.

            (a)  Except as set forth in the Parent SEC Reports, Parent and the Parent Subsidiaries own fee simple title to or a long-term leasehold interest in each of the real properties used in or necessary to conduct the business of Parent as currently conducted, free and clear of any Encumbrances except for any such Encumbrances as would not have a Parent Material Adverse Effect.

            (b)  Parent and the Parent Subsidiaries own good title, free and clear of all Encumbrances, to all property and assets necessary to conduct the business of Parent as currently conducted, except for (i) Encumbrances reflected in the Parent SEC Reports, (ii) Encumbrances or imperfections of title which do not detract from the value or interfere with the present or presently contemplated use of the assets subject thereto or affected thereby and (iii) Encumbrances for current Taxes not yet due and payable.

    6.12  Intellectual Property.  Parent or the Parent Subsidiaries are the owner of, or a licensee under a valid license for, all items of intangible property which are material to the business of Parent and the Parent Subsidiaries as currently conducted, taken as a whole, including, without limitation, trade names, unregistered trademarks and service marks, brand names, software, patents and copyrights. As of the date of this Agreement, except as disclosed in the Parent SEC Reports, there are no claims pending or, to Parent's knowledge, threatened, that Parent or any Parent Subsidiary is in violation of any such intellectual property right of any third party which could reasonably be expected

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to have a Parent Material Adverse Effect, and, to Parent's knowledge, no third party is in violation of any intellectual property rights of Parent or any Parent Subsidiary which could reasonably be expected to have a Parent Material Adverse Effect.

    6.13  Vote Required.  The affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock is the only vote of the holders of any class or series of Parent's capital stock necessary to approve the Merger and adopt this Agreement.

    6.14  Interim Operations of MergerSub.  MergerSub was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

    6.15  Disclosure.  The representations, warranties and statements by Parent and MergerSub in this Agreement, the Parent Disclosure Schedule and any certificates delivered pursuant hereto do not contain any untrue statement of a material fact and, when taken together with each other, do not omit to state a material fact necessary to make such representations, warranties and statements, in light of the circumstances under which they are made, not misleading.

ARTICLE VII

CONDUCT OF BUSINESS COVENANTS

    7.1  Conduct of Business by the Company Pending the Merger.  Prior to the Effective Time, except as specifically permitted by this Agreement or unless Parent and MergerSub have consented in writing thereto, the Company:

            (a)  shall use its reasonable best efforts, and shall cause each Company Subsidiary to use its reasonable best efforts, to preserve intact their business organizations and goodwill and to, in all material respects, carry on their businesses and conduct their operations in the usual, regular and ordinary course in substantially the same manner as heretofor conducted; and

            (b)  shall not take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of the Company contained herein becoming untrue in any material respect or (ii) any of the conditions to the Merger set forth in Article IX not being satisfied.

    7.2  Conduct of Business by Parent and MergerSub Pending the Merger.  Prior to the Effective Time, except as specifically permitted by this Agreement or unless the Company has consented in writing thereto, Parent and MergerSub:

            (a)  shall use their reasonable best efforts, and Parent shall cause MergerSub and each Parent Subsidiary to use its reasonable best efforts, to preserve intact their business organizations and goodwill and to, in all material respects, carry on their businesses and conduct their operations in the usual, regular and ordinary course in substantially the same manner as heretofor conducted; and

            (b)  shall not take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of Parent and MergerSub contained herein becoming untrue in any material respect or (ii) any of the conditions to the Merger set forth in Article IX not being satisfied.

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ARTICLE VIII

ADDITIONAL AGREEMENTS

    8.1  Preparation of the Joint Proxy Statement.

            (a)  As soon as practicable following the date of this Agreement, Parent and the Company shall prepare and file with the Commission a joint proxy statement and forms of proxies under the Exchange Act (such joint proxy statement, together with any amendments or supplements thereto, the "Joint Proxy Statement") relating to the adoption of this Agreement and the approval of the Merger and the Transactions.

            (b)  Parent and the Company will each use reasonable efforts to: (i) cause the Joint Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Laws; (ii) resolve the comments, if any, of the Commission and (iii) timely mail the Joint Proxy Statement to their stockholders.

            (c)  Each of Parent and the Company agrees that the information provided by it for inclusion in the Joint Proxy Statement, at the time of mailing thereof and at the time of the Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    8.2  Meetings of Stockholders.  As soon as reasonably practicable following the date of this Agreement, each of Parent and the Company shall duly call, give notice of and take all action necessary in accordance with applicable law, their respective Amended and Restated Certificates of Incorporation and their respective Bylaws, to convene and hold a meeting of their respective stockholders (each, a "Stockholders' Meeting") as promptly as practicable for the purpose of considering the adoption of this Agreement and the approval of the Transactions. Parent and the Company intend, through their respective Boards of Directors, to recommend to their respective stockholders approval of such matters.

    8.3  Amended and Restated Parent Certificate.  Immediately prior to the Effective Time, Parent shall cause to be filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation of Parent in the form attached hereto as Exhibit B and, as so amended and restated, such Parent Certificate shall be the Certificate of Incorporation of Parent until thereafter changed or amended as provided therein or by applicable law.

    8.4  Other Filings.  As promptly as practicable, Parent and the Company each shall properly prepare and file any other filings required under federal or state law relating to the Merger and the other Transactions (including, without limitation, a filing of a Registration Statement on Form S-4, if necessary, and filings, if any, required under the HSR Act) (collectively, "Other Filings").

    8.5  Additional Agreements; Reasonable Best Efforts.  Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including the taking of such actions as are necessary to obtain any necessary consents, approvals, orders, exemptions and authorizations by or from any public or private third party, including, without limitation, any that are required to be obtained under any federal, state or local law or regulation or any contract, agreement or instrument to which Parent, MergerSub, the Company or any Parent or Company Subsidiary is a party or by which any of their respective properties or assets are bound, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Transactions, to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the Transactions, and to effect all necessary registrations and Other Filings,

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including, but not limited to, filings under the HSR Act, if any, and submissions of information requested by governmental authorities. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Parent and the Surviving Corporation shall take all such necessary action.

    8.6  Listing Application.  Parent and the Company shall cooperate and promptly prepare and submit to the New York Stock Exchange all reports, applications and other documents that may be necessary or desirable to enable all of the shares of Surviving Corporation Class B Common Stock that will be outstanding or will be reserved for issuance at the Effective Time, and to trade together as a unit with Parent Common Stock, to be listed for trading on the New York Stock Exchange. Alternatively, if Parent and the Company otherwise mutually agree, Parent shall cause its Parent Common Stock to be listed for trading on the New York Stock Exchange, to be paired and traded only in combination with the Surviving Corporation Class B Common Stock as a single unit. Each of Parent and the Company shall furnish all information about itself and its business and operation and all necessary financial information in connection with such New York Stock Exchange listing process.

    8.7  Indemnification.  Parent agrees to cause the Surviving Corporation, and shall guarantee the obligation of the Surviving Corporation, to indemnify and hold harmless all past and present officers and directors of the Company and the Company Subsidiaries to the same extent such persons are indemnified as of the date of this Agreement by the Company pursuant to the Company Certificate for acts or omissions occurring at or prior to the Effective Time.

    8.8  Public Announcements.  Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any transaction contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or any listing agreement with any national securities exchange.

    8.9  Tax Treatment.  From and after the date hereof and until the Effective Time, none of Parent, MergerSub, the Company or any of the Parent or Company Subsidiaries or other affiliates shall knowingly take any action, or knowingly fail to take any action, that would cause the Merger or the other Transactions not to qualify for the federal income tax treatment described in Section 1.5 of this Agreement.

    8.10  Brand Transfer.

            (a)  After the date hereof but prior to the Effective Time:

        (i)  the Company will transfer an exclusive, perpetual, royalty-free license to franchise the La Quinta® Brand to a newly formed, Delaware limited liability company (the "Brand Franchising LLC") in exchange for no less than ninety-nine percent (99%) of the interests in such limited liability company and will cause Brand Franchising LLC to grant a sublicense to franchise, for a royalty to be agreed upon on an arm's-length basis, the La Quinta® Brand to Parent or a subsidiary thereof for purposes of implementing and conducting Parent's franchising program; and

        (ii) the Company and Parent will cause any existing license agreement pertaining to the La Quinta® Brand between the Company and Parent or any of its subsidiaries to be amended to provide that the rights thereunder are subject to, and limited by, the license granted to the Brand Franchising LLC; and

        (iii) the Company will transfer all of the La Quinta® Brand and the rights and interests attached thereto (subject to all licenses, including the license to Brand Franchising LLC referred to above) to a newly formed, Delaware limited liability company (the "Brand

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    Ownership LLC") in exchange for no less than ninety-nine percent (99%) of the interests in Brand Ownership LLC; and

        (iv) Parent will acquire from each of Brand Ownership LLC and Brand Franchising LLC interests in each such limited liability company representing up to one percent (1%) of each such limited liability company's outstanding interests after giving effect to such issuance in exchange for cash or other property in an amount equal to the value of the limited liability company interests so acquired.

            (b)  On the next succeeding business day following the Effective Time of the Merger, the Surviving Corporation will transfer to Parent interests in each of the Brand Ownership LLC and the Brand Franchising LLC in exchange for shares of Parent Common Stock having an aggregate value, determined at the time of such exchange, equivalent to the aggregate value, determined at the time of such exchange, of the membership interests in the Brand Ownership LLC and the Brand Franchising LLC so transferred.

            (c)  The aggregate value of interests in Brand Ownership LLC and Brand Franchising LLC transferred pursuant to Section 8.10(b) above shall not exceed the value of 8% of the issued and outstanding Parent Common Stock, after giving effect to all of the transactions contemplated by this Section 8.10. The proportion of the Surviving Corporation's interests in each of the Brand Ownership LLC and the Brand Franchising LLC to be transferred to Parent shall be determined prior to the Effective Time or determinable pursuant to a formula whose terms are fixed prior to the Effective Time.

    8.11  Transfer of Company Leases.  Prior to the Closing, Parent and the Company shall use their reasonable best efforts to assign all Company leases (the "Company Leases") between the Company and certain Company Subsidiaries (as lessors) and a Parent Subsidiary (as lessee), relating to real property leased from the Company and such Company Subsidiaries to such Parent Subsidiary, to Parent (or a single-member limited liability company in which Parent is the sole member), as lessee. Such assignments will be a condition precedent to the Closing.

    8.12  Real Estate Transfer and Gains Tax.  Parent and the Company agree that either the Company or the Surviving Corporation will pay any federal, state, local, foreign or provincial tax which is attributable to the transfer of the beneficial ownership of the Company's or any Company Subsidiaries' real property, if any (collectively, the "Gains Taxes"), and any penalties or interest with respect to such Gains Taxes, payable in connection with the consummation of the Merger. The portion of the consideration allocable to the real property of the Company and the Company Subsidiaries shall be determined by Parent in its reasonable discretion.

ARTICLE IX

CONDITIONS TO THE MERGER

    9.1  Conditions to the Obligations of Each Party to Effect the Merger.  The respective obligations of each Party to effect the Merger shall be subject to the fulfillment or waiver, where permissible, at or prior to the Closing Date, of each of the following conditions:

            (a)  Stockholder Approvals.  This Agreement, the Merger and the Transactions shall have been duly approved by the requisite vote of the stockholders of Parent and the Company.

            (b)  HSR Act.  The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

            (c)  No Injunctions, Orders or Restraints; Illegality.  No temporary restraining order, preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission (an "Injunction")

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nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the consummation of the Merger illegal, or (ii) otherwise restrict, prevent or prohibit the consummation of any of the Transactions, including the Merger.

            (d)  Listing.  Parent and the Company shall have obtained the approval for the listing of the paired shares of Parent Common Stock and Surviving Corporation Class B Common Stock issuable in the Merger, and upon exercise of the Company Awards, on the New York Stock Exchange, subject to official notice of issuance.

            (e)  Change in Tax Laws.  There shall not have been any federal legislative or regulatory change that would cause the Company to cease to qualify as a "real estate investment trust" for federal income tax purposes under the Code.

    9.2  Conditions to the Obligations of the Company to Effect the Merger.  The obligations of the Company to effect the Merger are further subject, unless waived, to the following conditions:

            (a)  Representations and Warranties.  The representations and warranties of Parent and MergerSub set forth herein shall be true and correct both when made and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, with respect to the Effective Time, where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein), individually or in the aggregate, does not have, and could not reasonably be expected to have, a Parent Material Adverse Effect.

            (b)  Performance of Obligations of Parent and MergerSub.  Each of Parent and MergerSub shall have performed in all material respects all obligations required to be performed by it under this Agreement, including, without limitation, the covenants and additional agreements contained in Articles VII and VIII hereof, including, without limitation, the obligation of Parent to amend and restate the Parent Certificate.

            (c)  Absence of Parent and MergerSub Changes.  From the date of this Agreement through the Closing Date, there shall not have occurred any change concerning Parent, MergerSub or any of the Parent Subsidiaries that individually or in the aggregate could reasonably be expected to have a Parent Material Adverse Effect, other than any changes that (i) generally affecting the industries in which Parent operates, including changes due to actual or proposed changes in law or regulations, (ii) relate to a general drop in stock prices in the United States resulting from political or economic turmoil, or (iii) relate to or result from the announcement or pendency of the Merger.

            (d)  Consents, Approvals, Etc.  All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required to be made or obtained by Parent, MergerSub and the Parent Subsidiaries and any affiliated entities in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, could not reasonably be expected to have a Parent Material Adverse Effect.

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    9.3  Conditions to the Obligations of Parent and MergerSub to Effect the Merger.  The obligations of Parent and MergerSub to effect the Merger are further subject, unless waived, to the following conditions:

            (a)  Representations and Warranties.  The representations and warranties of the Company set forth herein shall be true and correct both when made and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, with respect to the Effective Time, where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein), individually or in the aggregate, does not have, and could not reasonably be expected to have, a Company Material Adverse Effect.

            (b)  Performance of Obligations of the Company.  The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement, including, without limitation, the covenants and additional agreements contained in Articles VII and VIII hereof.

            (c)  Absence of Company Changes.  From the date of this Agreement through the Closing Date, there shall not have occurred any change concerning the Company or any of the Company Subsidiaries that individually or in the aggregate could reasonably be expected to have a Company Material Adverse Effect, other than any changes that (i) generally affecting the industries in which the Company operates, including changes due to actual or proposed changes in law or regulations, (ii) relate to a general drop in stock prices in the United States resulting from political or economic turmoil, or (iii) relate to or result from the announcement or pendency of the Merger.

            (d)  Consents, Approvals, Etc.  All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required to be made or obtained by the Company and the Company Subsidiaries and any affiliated entities in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, could not reasonably be expected to have a Company Material Adverse Effect.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

    10.1  Termination.  This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after the approval of matters presented in connection with the Merger by the stockholders of Parent and the Company:

            (a)  by the mutual written consent of Parent, MergerSub and the Company.

            (b)  by either of Parent or the Company:

        (i)  if any required approval of the stockholders of Parent or the Company that is a condition to the obligations of Parent or the Company under Section 9.1 of this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders or at any adjournment thereof; or

        (ii) if any governmental entity shall have issued an Injunction or taken any other action (which Injunction or other action the Parties hereto shall use their best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the Merger; or

        (iii) if, without any material breach by the terminating party of its obligations under this Agreement, the Merger shall not have occurred on or before June 30, 2002; provided, however, that neither Parent nor the Company shall terminate this Agreement prior to July 31, 2002 if

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    the Merger has not occurred by reason of the nonsatisfaction of the condition set forth in Section 9.1(b) hereof or the pendency of a non-final Injunction, and Parent and the Company shall use their reasonable best efforts to cause such condition to be satisfied or have any such Injunction stayed or reversed.

            (c)  by the Company:

        (i)  if Parent or MergerSub, as the case may be, shall have breached in any material respect any of their representations, warranties, covenants or other agreements contained in this Agreement, which breach has not been waived and which cannot be or has not been cured within 15 days after the giving of written notice to Parent or MergerSub, as the case may be, except, in any case, for such breaches which are not reasonably likely to affect adversely Parent's or MergerSub's, as the case may be, ability to consummate the Merger.

            (d)  by Parent:

        (i)  if the Company shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach has not been waived and which cannot be or has not been cured within 15 days after the giving of written notice to the Company except, in any case, for such breaches which are not reasonably likely to affect adversely the Company's ability to consummate the Merger.

    10.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 10.1 hereof, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any Party hereto or its affiliates, trustees, directors, officers or stockholders and all rights and obligations of any Party hereto shall cease; provided, however, that nothing contained in this Section 10.2 shall relieve any Party from liability for any fraud or willful breach of this Agreement.

    10.3  Amendment.  This Agreement may be amended by the Parties hereto by an instrument in writing signed on behalf of each of the Parties hereto at any time before or after any approval hereof by the stockholders of Parent and the Company, but in any event following authorization by the Board of Directors of Parent and the Company Board; provided, however, that after any such stockholder approval, no amendment shall be made which by law requires further approval by the stockholders without obtaining such approval.

    10.4  Extension; Waiver.  At any time prior to the Closing, the Parties hereto may, to the extent legally permitted, (i) extend the time for the performance of any of the obligations or other acts of any other Party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party.

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ARTICLE XI

GENERAL PROVISIONS

    11.1  Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by cable, telegram, telecopier or telex or sent by prepaid overnight carrier to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

    (a)   if to Parent:

        La Quinta Corporation
        909 Hidden Ridge, Suite 600
        Irving, Texas 75038
        Tel.: 214-492-660
        Attn.: Chief Executive Officer
         with a copy to:
        Goodwin Procter LLP
        Exchange Place
        Boston, Massachusetts 02109
        Tel: 617-570-1000
        Attn.: Gilbert G. Menna, P.C.
        Scott F. Duggan, Esq.

    (b)   if to MergerSub:

        LQP Acquisition Corp.
        909 Hidden Ridge, Suite 600
        Irving, Texas 75038
        Tel.: 214-492-660
        Attn.: Chief Executive Officer
         with a copy to:
        Goodwin Procter LLP
        Exchange Place
        Boston, Massachusetts 02109
        Tel: 617-570-1000
        Attn.: Gilbert G. Menna, P.C.
        Scott F. Duggan, Esq.

    (c)   if to the Company:

        La Quinta Properties, Inc.
        909 Hidden Ridge, Suite 600
        Irving, Texas 75038
        Tel.: 214-492-660
        Attn.: Chief Executive Officer
         with a copy to:
        Goodwin Procter LLP
        Exchange Place
        Boston, Massachusetts 02109
        Tel: 617-570-1000
        Attn.: Gilbert G. Menna, P.C.
        Scott F. Duggan, Esq.

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    11.2  Interpretation.  When a reference is made in this Agreement to subsidiaries of Parent or the Company, the word "Subsidiary" means any corporation more than 50% of whose outstanding voting securities, or any partnership, joint venture or other entity more than 50% of whose total equity interest, is directly or indirectly owned by Parent or the Company, as the case may be. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    11.3  Non-Survival of Representations, Warranties, Covenants and Agreements.  Except for Articles IV and XI, the last sentence of Section 8.5 and Section 8.7, none of the representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, and thereafter there shall be no liability on the part of either Parent or the Company or any of their respective officers, directors or stockholders in respect thereof. Except as expressly set forth in this Agreement, there are no representations or warranties of any party hereto, express or implied.

    11.4  Miscellaneous.  This Agreement (i) constitutes, together with the Company Disclosure Schedule, the Parent Disclosure Schedule and any exhibits or attachments hereto, the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, (ii) shall be binding upon and inure to the benefits of the Parties hereto and their respective successors and assigns and is not intended to confer upon any other person (except as set forth below) any rights or remedies hereunder and (iii) may be executed in two or more counterparts which together shall constitute a single agreement. Article IV and Section 8.7 are intended to be for the benefit of those persons described therein and the covenants contained therein may be enforced by such persons. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Delaware courts, this being in addition to any other remedy to which they are entitled at law or in equity.

    11.5  Assignment.  Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto without the prior written consent of the other Parties.

    11.6  Severability.  If any provision of this Agreement, or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

    11.7  Governing Law.  All disputes, claims or controversies arising out of this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

    11.8  Incorporation.  The Parent Disclosure Schedule and the Company Disclosure Schedule and all Exhibits and Schedules attached hereto and thereto and referred to herein and therein respectively are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

    11.9  No Agreement Until Executed.  Irrespective of negotiations among the Parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the Parties hereto unless and until (i) the Company Board has approved the terms of this Agreement, including, without limitation, for purposes of Section 203 of the DGCL and any applicable provision of the Company Certificate, (ii) the Parent Board has approved the terms of this Agreement, including, without limitation, for purposes of applicable state takeover law and any applicable provisions of the Parent Certificate and (ii) this Agreement is executed by the Parties hereto.

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    IN WITNESS WHEREOF, Parent, MergerSub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LA QUINTA CORPORATION
By:	/s/ DAVID L. REA Name: David L. Rea Title: Executive Vice President, Chief Financial Officer and Treasurer
LQP ACQUISITION CORP.
By:	/s/ DAVID L. REA Name: David L. Rea Title: Executive Vice President
LA QUINTA PROPERTIES, INC.
By:	/s/ FRANCIS W. CASH Name: Francis W. Cash Title: President and Chief Executive Officer

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EXHIBIT A

FORM OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LA QUINTA PROPERTIES, INC.

    La Quinta Properties, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

    1.  The Corporation filed its original certificate of incorporation with the Secretary of State of the State of Delaware on August 23, 1979 (the "Original Certificate of Incorporation") under the name "Santa Anita Realty Enterprises, Inc." The name of the Corporation was changed to Meditrust Corporation on November 5, 1997, by way of amendment to the Original Certificate of Incorporation. The name of the Corporation was subsequently changed to La Quinta Properties, Inc. on June 20, 2001, pursuant to the provisions of Section 253 of the Delaware General Corporation Law, as amended from time to time (the "DGCL").

    2.  This Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") amends, restates and integrates the Corporation's Certificate of Incorporation as heretofore amended and supplemented. The Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the DGCL, as amended from time to time, and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the DGCL.

    3.  The text of the Certificate of Incorporation, as amended to date, is hereby amended and restated in its entirety to provide as herein set forth in full:

    FIRST.  Name.  The name of the Corporation is La Quinta Properties, Inc.

    SECOND.  Registered Office.  The address of its registered office in the State of Delaware is 1013 Centre Road, Suite 300 in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

    THIRD.  Purposes.  The nature of the business or purposes to be conducted or promoted is:

    To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to do all things and exercise all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of Delaware.

    FOURTH.  Capital Stock.

    SECTION 1.  Authorization.  The total number of shares of capital stock which the Corporation shall have authority to issue is 532,000,000, of which (a) 1,000,000 shares shall be classified as Class A common stock, par value $.01 per share (the "Class A Common Stock"); (b) 500,000,000 shares shall be classified as Class B common stock, par value $.01 per share (the "Class B Common Stock"); (c) 6,000,000 shares shall be preferred stock, par value $.10 per share (the "Preferred Stock"), of which (X) 805,000 shares shall be designated as Series A Preferred Stock (as hereinafter defined), (Y) 1,000 shares shall be designated as Series B Preferred Stock (as hereinafter defined) and (Z) 5,194,000 shares shall be undesignated preferred stock, par value of $.10 per share (the "Undesignated Preferred Stock"); and (d) 25,000,000 shares shall be excess stock, par value $.10 (the "Excess Stock").

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    SECTION 2.  Class A Common Stock.

    (a)  Definitions.  For purposes of this Section 2 the following terms shall have the meanings set forth below:

    "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by the Board of Directors from time to time to exercise any of its powers or perform any of its responsibilities with respect to the Class A Common Stock.

    "Class A Liquidating Distribution" shall mean, after the occurrence of a Liquidation Event (as hereinafter defined), the payment to the holders of the Class A Common Stock of a liquidating distribution, out of the assets of the Corporation legally available for liquidating distributions to holders of shares of common stock of the Corporation, in the amount of the aggregate book value of the total equity of the Corporation on December 31, 2000 less the amount of such book value represented by the Series A Preferred Stock and the Series B Preferred Stock as conclusively determined by the Corporation's audited balance sheet as of December 31, 2000 included in the Corporation's annual report on Form 10-K for the year ended December 31, 2000.

    "Liquidation Event" shall mean any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. For the purposes hereof, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all the Corporation's assets shall be deemed not to be a Liquidation Event.

    (b)  Dividends.  Subject to the rights of the holders of Series A Preferred Stock and Series B Preferred Stock to receive dividends and the rights of the holders of Class B Common Stock to receive dividends and to the rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Class A Common Stock as to dividends, as and to the extent and subject to the limitations set forth herein, in preference to any dividend on the Class A Common Stock, dividends may be declared and paid or set apart for payment upon shares of the Class A Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends when, as and if declared by the Board of Directors. Holders of Class A Common Stock will have no right to any dividend or distribution (preferential or otherwise) unless authorized by the Board of Directors.

    (c)  Liquidation Rights.  Upon the occurrence of any Liquidation Event, the holders of Class A Common Stock will be entitled to receive out of the assets of the Corporation legally available for liquidating distributions to holders of shares of common stock of the Corporation, (i) the Class A Liquidating Distribution and (ii) a liquidating distribution in an amount equal to 90% of such assets remaining after the payment in full of the Class A Liquidating Distribution, with the remaining 10% of such assets to be distributed concurrently to the holders of the Class B Common Stock.

    (d)  Voting.

        (i)

General Voting Rights.  Subject to Section 2(d)(ii), the holders of Class A Common Stock shall be entitled to vote upon all matters, including the election of directors (other than directors who may be elected from time to time by holders of one or more other classes or series of capital stock in the Corporation), properly presented to the stockholders of the Corporation generally for a vote.

        (ii)

Special Voting Rights.  So long as any Class A Common Stock are outstanding, in addition to any other vote or consent of holders of such shares required by this Certificate of Incorporation or by-law, the affirmative vote of a majority of the outstanding Class A Common Stock entitled to vote thereon, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation that adversely affects the rights, preferences or powers of the holders of the Class A Common Stock.

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        (iii)

Votes Per Share.  For the purpose of this Section 2(d), each holder of outstanding Class A Common Stock shall be entitled to one vote per share in respect of each share of Class A Common Stock held thereby of record on the books of the Corporation.

    (e)  Record Holders.  The Corporation may deem and treat the record holder of any Class A Common Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

    (f)  Restrictions on Ownership and Transfer.  The Class A Common Stock are subject to all the limitations, terms and conditions of the Certificate of Incorporation applicable to shares of capital stock in the Corporation generally, including, without limitation, the terms and conditions (including exceptions and exemptions) of Article Thirteenth of the Certificate of Incorporation applicable to shares of capital stock in the Corporation. The foregoing sentence shall not be construed to limit the applicability to the Class A Common Stock of any other term or provision of the Certificate of Incorporation. The Corporation shall not enforce restrictions on the transferability of shares of Class A Common Stock to the extent that such restrictions would cause the Corporation to fail to meet the requirements of Section 856(a)(2) of the Code.

    SECTION 3.  Class B Common Stock.

    (a)  Definitions.  For purposes of this Section 3, the following terms have the meanings indicated:

    "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by the Board of Directors from time to time to exercise any of its powers or perform any of its responsibilities with respect to the Class B Common Stock.

    "Business Day" shall mean any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

    "Class B Dividend Amount" shall mean $.10 per share of Class B Common Stock per annum, payable quarterly.

    "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

    "Liquidation Event" shall mean any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. For the purposes hereof, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all the Corporation's assets shall be deemed not to be a Liquidation Event.

    "OPCO" shall mean La Quinta Corporation, a Delaware corporation, and any successor thereto.

    "OPCO Shares" shall mean the shares of common stock, par value $.01 per share, of OPCO or any stock of OPCO into which such common stock may hereafter be changed.

    "Transfer Agent" shall mean EquiServe Trust Company, N.A. (or any successor thereof), or such other agent or agents of the Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Class B Common Stock.

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    (b)  Dividends.

        (i)  General.

Subject to the rights of holders of Series A Preferred Stock and Series B Preferred Stock to receive dividends and to the rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Class B Common Stock as to dividends, the holders of the then outstanding shares of Class B Common Stock shall be entitled beginning with the calendar year 2005 to receive when, as and if declared by the Board of Directors out of any assets or funds of the Corporation legally available for that purpose, a noncumulative dividend in an amount per share equal to the Class B Dividend Amount.

        (ii)

Restriction on Class A Dividends.  Except as provided herein, each dividend declared will be payable to holders of record of shares of Class B Common Stock quarterly in cash on March 31, June 30, September 30 and December 31 of each year commencing March 31, 2005, provided that if any of the foregoing dates is not a Business Day, then the dividend which would otherwise be payable on such date may be paid on the next succeeding Business Day with the same force and effect as if paid on such date and no interest or additional dividends or other sum shall be paid on account thereof. So long as any shares of Class B Common Stock are outstanding, no dividend may be declared or set apart for payment on shares of Class A Common Stock with respect to any such fiscal quarter unless a dividend equal to one-fourth of the Class B Dividend Amount shall have been or are concurrently declared. If any dividends are paid on the Class A Common Stock during any calendar year beginning with the calendar year 2005 and the Class B Dividend Amount has not been declared and paid in full for such calendar year then the difference between the Class B Dividend Amount and the amount of dividends declared on the Class B Common Stock (the "Deficit Amount") shall cumulate for such calendar year. The Board of Directors may declare and pay a dividend on the Class B Common Stock equal to all or any portion of the Deficit Amount at such times as the Board of Directors in its discretion shall determine. Until an amount of dividends equal to the Deficit Amount has been paid in full, no additional dividends may be declared or paid on the Class A Common Stock. Notwithstanding the foregoing, dividends on the Class B Common Stock shall not accumulate if no dividends on the Class A Common Stock are declared and paid in a calendar year.

    (c)  Liquidation Rights.  Upon the occurrence of any Liquidation Event, the holders of Class B Common Stock will be entitled to receive out of the assets of the Corporation legally available for liquidating distributions to holders of shares of common stock of the Corporation, after the payment in full of the Class A Liquidating Distribution (as defined in Article Fourth, Section 2), a liquidating distribution in an amount equal to 10% of such assets, with the remaining 90% of such assets to be distributed concurrently to the holders of the Class A Common Stock (and of any shares of capital stock of the Corporation entitled to participate in such distributions received by the holders of Class A Common Stock).

    (d)  Redemption Right.

        (i)

The Corporation may, at its option, irrespective of any provision of this Certificate of Incorporation to the contrary, call for redemption and redeem from the holders thereof all, but not less than all, of the outstanding shares of Class B Common Stock at a cash redemption price equal to a price per share determined by the Board of Directors (which price shall be set forth in a resolution adopted by the Board of Directors and filed with the Secretary of the Corporation), such amount not less than the greater of $.01 per share or the par value of the Class B Common Stock per share, plus an amount equal to all declared but unpaid dividends and the Deficit Amount, if any (the "Redemption Price"); provided, however, that such call for redemption from the holders of shares of Class B Common Stock shall only be permitted and the shares of Class B common stock may then be redeemed only if: (A) conducted in accordance with the DGCL and the terms of this Certificate of Incorporation; (B) the shares of Class B Common Stock being redeemed are paired with OPCO Shares at the time of such redemption; (C) the Corporation and/or any subsidiary of the Corporation or OPCO are the only

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holders of any and all OPCO Shares that are not paired with shares of Class B Common Stock; (D) the Corporation has terminated any share repurchase program previously undertaken and (E) OPCO and/or any subsidiary of OPCO are the only holders of any and all shares of Class A Common Stock.

        (ii)

The Redemption Price of the Class B Common Stock (other than the portion thereof consisting of declared and unpaid dividends and the Deficit Amount, if any) shall be payable solely out of the proceeds received by the Corporation from the sale of other capital stock of the Corporation and not from any other source. For purposes of the preceding sentence, the term "capital stock" means any equity securities (including Class A Common Stock and Class B Common Stock of the Corporation and any other series of Preferred Stock of the Corporation), shares, interest, participations or other ownership interests (however designated), depositary shares representing interests in any of the foregoing, and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

    (e)  Procedures for Redemption; Limitations on Redemption.

        (i)

Written notice of any redemption (the "Redemption Notice") will be mailed by or on behalf of the Corporation, first class postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the date established by the Board of Directors for redemption (the "Redemption Date"), addressed to each holder of record of the Class B Common Stock to be redeemed at the address set forth in the share transfer records of the Corporation. In addition to any information required by law or by the applicable rules of any exchange upon which shares of the Class B Common Stock may be listed or admitted to trading as a unit with OPCO Shares, such Redemption Notice shall state: (A) the Redemption Date; (B) the Redemption Price; and (C) the place or places (which shall include a place in the Borough of Manhattan, The City of New York) where certificates for such shares are to be surrendered for payment of the Redemption Price. No failure to give or defect in such Redemption Notice or defect in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Class B Common Stock except as to the holder whom notice was defective or not given.

        (ii)

If the Redemption Notice has been mailed in accordance with Article Fourth, Section 3(e)(i) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the Class B Common Stock so called for redemption, so as to be, and to continue to be, available therefor, then, from and after the earlier of (A) the Redemption Date or (B) the date on which the Redemption Notice was given and the funds for such redemption were irrevocably set aside by the Corporation in trust for such redemption, dividends on the shares of Class B Common Stock so called for redemption shall cease to accumulate, such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the holders thereof as holders of such shares (except the right to receive the Redemption Price) shall terminate. In the event any Redemption Date shall not be a Business Day, then payment of the Redemption Price need not be made on such Redemption Date but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date and no interest, additional dividends or other sum shall accrue on the amount payable for the period from and after such Redemption Date to such next succeeding Business Day.

        (iii)

Payment of the Redemption Price shall be made upon surrender, in accordance with such Redemption Notice, of the certificates for any shares of Class B Common Stock called for redemption (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state).

        (iv)

Any deposit of monies with a bank or trust company for the purpose of redeeming Class B Common Stock shall be irrevocable and such monies shall be held in trust for the benefit of

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the holders of Class B Common Stock entitled thereto, except that: (A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on the monies so deposited in trust; and (B) any balance of the monies so deposited by the Corporation and unclaimed by the holders of the Class B Common Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation and, after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings thereon.

    (f)  Miscellaneous Provisions.

        (i)

The Corporation shall pay or cause to be paid any and all documentary stamp or similar issue or transfer taxes payable upon any such redemption; provided, however, that the Corporation shall not be required to pay or cause to be paid any tax that may be payable in respect of any transfer involved in the issue or delivery of any redemption amount in a name or by any Person other than that of the holder of the Class B Common Stock being redeemed, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

        (ii)

Any determination required or permitted to be made by the Board of Directors by this Section 3 shall be final, conclusive and binding on the holders of Class B Common Stock.

    (g)  Voting.

        (i)

No General Voting Rights or Powers.  Subject to Article Fourth, Section 3(g)(ii), except as required by law, the holders of Class B Common Stock shall have no voting rights or powers and shall not be entitled to vote upon any matter regardless of whether holders of Class A Common Stock have the right to vote on such matter. Notwithstanding the provisions of Sections 242(b)(2) of the DGCL, the number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock.

        (ii)

Special Voting Rights.  So long as any Class B Common Stock are outstanding, in addition to any other vote or consent of holders of such shares required by the Certificate of Incorporation, the affirmative vote of a majority of Class B Common Stock, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation that adversely affects the rights of the holders of the Class B Common Stock; provided, however, that any amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any class or series of shares of capital stock in the Corporation, whether ranking prior to, on a parity with or junior to the Class B Common Stock shall be deemed not to adversely affect the rights of the holders of Class B Common Stock. For the purposes of this paragraph (ii), holders of shares of Class B Common Stock will have one vote per share.

    (h)  Record Holders.  The Corporation and the Transfer Agent may deem and treat the record holder of any Class B Common Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

    (i)  Restrictions on Ownership and Transfer.  The Class B Common Stock constitute shares of capital stock in the Corporation that are governed by and issued subject to all the limitations, terms and conditions of the Certificate of Incorporation applicable to shares of capital stock in the Corporation generally, including, without limitation, the terms and conditions (including exceptions and exemptions) of Article Thirteenth of the Certificate of Incorporation applicable to shares of capital

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stock in the Corporation. The foregoing sentence shall not be construed to limit the applicability to the Class B Common Stock of any other term or provision of the Certificate of Incorporation. No restrictions on the transferability of shares of Class B Common Stock shall be enforced by the Corporation to the extent that such restrictions would otherwise cause the Corporation to fail to meet the requirements of Section 856(a)(2) of the Code.

    SECTION 4.  Preferred Stock.  The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation, or any duly authorized committee, is hereby authorized to fix or authorize the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or all or any of them and such other rights specified by the Board of Directors of the Corporation and not prohibited by law. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of series then outstanding) the shares of any series subsequent to the issuance of shares of that series.

    The Board of Directors has previously authorized the 9% Series A Cumulative Redeemable Preferred Stock and 9% Series B Cumulative Redeemable Convertible Preferred Stock pursuant to certificates of designation filed on June 12, 1998 and October 7, 1999 respectively. The designations, powers, preferences, rights and the qualifications, limitations and restrictions of such series are set forth on Exhibits A and B hereto, respectively.

    SECTION 5.  Excess Stock.  The terms and conditions applicable to shares of Excess Stock are set forth in Article Thirteenth hereof.

    FIFTH.  [DELETED].

    SIXTH.  By-laws.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized, without stockholder approval, to make, alter or repeal the by-laws of the Corporation.

    SEVENTH.  Right to Amend Certificate of Incorporation.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

    EIGHTH.  [DELETED].

    NINTH:

Part 1.  Vote Required for Certain Business Combinations

    1.1.  Higher Vote for Certain Business Combinations.  In addition to any affirmative vote required by law or any other Article of this Certificate of Incorporation, and except as otherwise expressly provided in Part 2 of this Article Ninth:

    (a) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

    (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

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    (c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary into stock of the Corporation or any Subsidiary; or

    (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

    (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; shall require the affirmative vote of the holders of at least (a) 80% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote in the election of directors (the "Voting Stock"), and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided, however, that the majority vote requirement of this clause (b) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of combined voting power of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

    1.2.  Definition of "Business Combination."  The term "Business Combination" as used in this Article Ninth shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Section 1.1.

Part 2.  When Special Vote Requirement Is Not Applicable

    The provisions of Part 1 of this Article Ninth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Certificate of Incorporation, if all of the conditions specified in either of the following Sections 2.1 and 2.2 are met:

    2.1.  Approval by Continuing Directors.  The Business Combination shall have been approved by a majority of the Continuing Directors.

    2.2.  Price and Procedural Requirements.  All of the following conditions shall have been met:

    (a) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of (i) the highest price paid for any share of Common Stock by any person who is an Interested Stockholder within the two-year period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which such person became an Interested Stockholder, whichever price is the higher; or (ii) the Fair Market Value per share of the Corporation's Common Stock on the Announcement Date or on the date on which

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the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher. The price paid for any share of Common Stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefor, determined at the time of payment thereof.

    (b) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received in such Business Combination by holders of securities of the Corporation other than Common Stock shall be at least equal to the higher of (i) if applicable, the highest preferential amount to which the holders of such securities are entitled in the event of any voluntary liquidation, dissolution or winding up of the Corporation, (ii) the highest price paid for any of such securities by any person who is an Interested Stockholder within the two-year period immediately prior to the Announcement Date or in the transaction in which such person became an Interested Stockholder, whichever price is higher, (iii) the Fair Market Value of such securities on the Announcement Date or the Determination Date, whichever is higher, or (iv) if such securities are convertible into or exchangeable for shares of Common Stock, the amount per share of such Common Stock determined pursuant to the foregoing paragraph (a) reduced by any amount payable by the holders of such securities in accordance with the terms of such securities, per share, upon such conversion or exchange, multiplied by the total number of shares of Common Stock into which or for which such securities are convertible or exchangeable.

    (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same forms the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

    (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (ii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

    (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

    (f)  A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

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Part 3.  Certain Definitions

    For the purposes of this Article Ninth:

    3.1. A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

    3.2. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

    (a) is the beneficial owner, directly or indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock; or

    (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

    (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

    3.3. A person shall be a "beneficial owner" of any Voting Stock:

    (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

    (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

    (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

    3.4. For the purposes of determining whether a person is an Interested Stockholder pursuant to Section 3.2, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section 3.3 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

    3.5. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1984.

    3.6. "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Section 3.2, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

    3.7. "Continuing Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors of the Corporation prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Continuing Director who is unaffiliated with, and not a nominee of,

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the Interested Stockholder and who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors of the Corporation.

    3.8. "Disinterested Stockholder" means a holder of Voting Stock who is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and whose shares are not deemed owned by an Interested Stockholder through application of Section 3.3.

    3.9. "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the Fair Market Value of such securities or property on the date in question as determined by a majority of the Continuing Directors in good faith. If the stock is paired for purposes of trading with that of any other corporation, the Fair Market Value of the paired stock shall be determined pursuant to the pairing or other agreement which provides for the determination of the relative values of the stock of the Corporation and the stock of such other corporation, after determining the Fair Market Value of the paired stock as set forth above.

    3.10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration to be received" as used in Sections 2.2(a), (b) and (c) shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Part 4.  Directors' Duty to Determine Certain Facts

    The majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purpose of this Article Ninth, on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article Ninth, including (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of Section 2.2 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more; and the good faith determination of a majority of the Continuing Directors shall be conclusive and binding for all purposes of this Article Ninth.

Part 5.  No Effect on Fiduciary Obligations of Interested Stockholders

    Nothing contained in this Article Ninth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

Part 6.  Amendment, Repeal, Inconsistent Provisions

    Notwithstanding any other provisions of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any

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affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Ninth of this Certificate of Incorporation shall require for approval the affirmative vote of at least (a) 80% of the combined voting power of the then outstanding Shares of Voting Stock and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided that the majority vote requirement of this clause (b) shall not be applicable if the proposal is approved by the affirmative vote of not less than 90% of the combined voting power of the then outstanding shares of Voting Stock.

  TENTH:

    (a) The number of directors shall be as provided in the by-laws. The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, such classes to be as nearly equal in number as possible and to have the number provided in the by-laws. At the annual meeting of stockholders in 1986, Directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and Directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Thereafter at each annual meeting of stockholders, directors shall be chosen for a term of three years to succeed those whose terms then expire and shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. Any vacancy on the Board of Directors of the Corporation, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of all the remaining directors. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors of the class in which the vacancy occurred. Notwithstanding any other provision of this Article, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term of office, the filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and unless the terms of this Certificate of Incorporation expressly provide otherwise, such directorships shall be in addition to the number of directors provided in the by-laws and such directors shall not be classified pursuant to this Article.

    (b) Any action required or permitted to be taken by holders of stock of the Corporation must be taken at a meeting of such holders and may not be taken by consent in writing. The by-laws of the Corporation may be amended by the stockholders only by the affirmative vote of at least 80% of the voting power of the Corporation. Notwithstanding any other provision of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Tenth shall require for approval the affirmative vote of at least 80% of the voting power of the Corporation.

  ELEVENTH:

    The Board of Directors of the Corporation shall base the response of this Corporation to any proposed Business Combination on the evaluation of the Board of Directors of the Corporation of what is in the best interest of this Corporation. In evaluating what is in the best interest of this Corporation, the Board of Directors of the Corporation shall consider:

    (a)  The best interest of the stockholders.  For this purpose, the Board shall consider among other factors, not only the consideration offered in the proposed Business Combination in relation to the

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then current market price of this Corporation's stock, but also in relation to the then current value of this Corporation in a freely negotiated transaction and in relation to the then current estimate of the Board of Directors of the Corporation of the future value of this Corporation as an independent entity; and

    (b) Such other factors as the Board of Directors of the Corporation determines to be relevant, including, among other factors, the social, legal and economic effects on the communities in which this Corporation and its subsidiaries operate and are located.

  TWELFTH:

    To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as director.

    Any repeal or modification of this Article shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

  THIRTEENTH:

    Section 13.1 Restrictions on Ownership and Transfer of Equity Stock.

    (a)  Definitions.  For purposes of this Article Thirteenth and Article Fourteenth, the following terms shall have the meanings set forth below:

    "Beneficial Ownership" shall mean, with respect to any Person, ownership of shares of Equity Stock equal to the sum of (i) the shares of Equity Stock directly or indirectly owned by such Person, (ii) the number of shares of Equity Stock treated as owned directly or indirectly by such Person through the application of the constructive ownership rules of Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as modified by Section 856(h)(1)(B) of the Code, and (iii) the number of shares of Equity Stock which such Person is deemed to beneficially own pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that for the purposes of calculating the foregoing, no share shall be counted more than once. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

    "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 13.2(d).

    "Common Stock" shall mean the Class A Common Stock, par value $.01 per share of the Corporation and the Class B Common Stock, par value $.01 per share of the Corporation.

    "Constructive Ownership" shall mean ownership of shares of Equity Stock by a Person who is or would be treated as a direct or indirect owner of such shares of Equity Stock through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

    "Equity Stock" shall mean the Class A Common Stock, the Class B Common Stock and the Preferred Stock, par value $.10 per share of the Corporation.

    "Look-Through Entity" shall mean a Person that is either (i) a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code as modified by Section 856(h)(3) of the Code or (ii) registered under the Investment Company Act of 1940.

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    "Look-Through Ownership Limit" shall mean, with respect to a class or series of Equity Stock, 9.9% of the number of outstanding shares of such Equity Stock.

    "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors of the Corporation making a market in the shares of Equity Stock. In the case of Equity Stock that is paired, "Market Price" shall mean the "Market Price" for paired shares multiplied by a fraction (expressed as a percentage) determined by dividing the value for such Equity Stock most recently determined under Section 14.2(c) by the value of a paired share most recently determined under Section 14.2(c) (the "Valuation Percentage").

    "Non-Transfer Event" shall mean an event (other than a purported Transfer) that would (a) cause any Person (other than a Look-Through Entity) to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (b) cause any Look-Through Entity to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, (c) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (d) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (e) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code. Non-Transfer Events include but are not limited to (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for shares of Equity Stock that results in changes in Beneficial Ownership or Constructive Ownership of shares of Equity Stock.

    "OPCO" shall mean La Quinta Corporation, a Delaware corporation, and any successor thereto.

    "OPCO Common Stock" shall mean the common stock, par value $.01 per share of OPCO.

    "OPCO Equity Stock" shall mean OPCO Common Stock and preferred stock of any designation, par value $.10 per share of OPCO.

    "Ownership Limit" shall mean, with respect to any class or series of Equity Stock, 9.9% of the number of outstanding shares of such class or series of Equity Stock. For purposes of computing the percentage of shares of any class or series of Equity Stock of the Corporation that is Beneficially Owned by any Person, any shares of Equity Stock of the Corporation which are deemed to be Beneficially Owned by such Person pursuant to Rule 13d-3 of the Exchange Act but which are not outstanding shall be deemed to be outstanding.

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    "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 13.2(h).

    "Person" shall mean (a) an individual or any corporation, partnership, estate, trust, association, private foundation, joint stock company, limited liability company or any other entity and (b) a "group" as that term is defined for purposes of Rule 13d-5 of the Exchange Act.

    "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from being or becoming the owner of record title to shares of Equity Stock by the provisions of Section 13.2(a).

    "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify under the Code as a real estate investment trust (a "REIT").

    "Trading Day" shall mean a day on which the principal national securities exchange on which shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if shares of Equity Stock are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

    "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

    "Trust" shall mean any separate trust created and administered in accordance with the terms of Section 13.2, for the exclusive benefit of any Beneficiary.

    "Trustee" shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof. The Trustee shall be designated by the Corporation and OPCO in accordance with Article Fourteenth.

    (b)  Restriction on Ownership and Transfer.

            (i)  Except as provided in Section 13.1(d), until the Restriction Termination Date, (i) no Person (other than a Look-Through Entity) shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and no Look-Through Entity shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Look-Through Ownership Limit, (ii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Person (other than a Look-Through Entity) Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock, and (iii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Look-Through Entity Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Look-Through Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Look-Through Entity in excess of the Look-Through Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock.

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            (ii)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

            (iii)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or any direct or indirect subsidiary (whether a corporation, partnership, limited liability company or other entity) of the Corporation (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such shares of Equity Stock.

            (iv)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such shares of Equity Stock.

    (c)  Owners Required to Provide Information.  Until the Restriction Termination Date:

            (i)  Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request to ensure compliance with the restrictions in this Section 13.1.

            (ii)  Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation's status as a REIT and to ensure compliance with the Ownership Limit or the Look-Through Ownership Limit, as the case may be.

    (d)  Exceptions.

            (i)  The Board of Directors of the Corporation, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in subsections (b)(ii) through (iv) of this Section 13.1 would not be violated, may exempt a Person from the Ownership Limit or Look-Through Ownership Limit, provided that (A) the Board of Directors of the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of shares of Equity Stock will (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (ii) result in the Corporation being "closely held" within the meaning

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of Section 856(h) of the Code or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in the real property of a tenant of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code and (B) such Person agrees in writing that any violation or attempted violation of the Ownership Limit or Look-Through Ownership Limit will result in the conversion of such shares into shares of Excess Stock pursuant to Section 13.2(a).

            (ii)  OPCO will not be deemed to have violated the Ownership Limit or Look-Through Ownership Limit solely as a result of its ownership of Class A Common Stock.

    (e)  New York Stock Exchange Transactions.  Notwithstanding any provision contained herein to the contrary, nothing in this Certificate of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

    Section 13.2  Excess Stock.

    (a)  Conversion into Excess Stock.

            (i)  If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than a Look-Through Entity) would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or such that any Person that is a Look-Through Entity would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, then, (i) except as otherwise provided in Section 13.1(d), the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (ii) such number of shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (ii)  If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect to which such Non-Transfer Event occurred, shall be deemed to be a Prohibited Owner and shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property within the meaning

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of Section 856(d)(2)(B) of the Code, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (iii)  Upon the occurrence of such a conversion of shares of any class or series of Equity Stock into an equal number of shares of Excess Stock, such shares of Equity Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of the particular class or series of Equity Stock from which such Excess Stock was converted and may be reissued by the Corporation as that particular class or series of Equity Stock.

            (iv)  Upon the conversion into Excess Shares (pursuant to the Certificate of Incorporation of OPCO) of any shares of any class or series of OPCO stock that are paired with a class or series of shares of Equity Stock, pursuant to Article Fourteenth, such shares of Equity Stock shall likewise be converted into an equal number of shares of Excess Stock and be paired with such converted shares of OPCO, pursuant to Article Fourteenth.

    (b)  Remedies for Breach.  If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 13.1(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 13.1(b), the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

    (c)  Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 13.1(b), or any Person who owns shares of Equity Stock that were converted into shares of Excess Stock and transferred to a Trust pursuant to subsections (a) and (d) of this Section 13.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non- Transfer Event, as the case may be, on the Corporation's status as a REIT.

    (d)  Ownership in Trust.  Upon any Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 13.2(a), such Excess Stock shall be automatically transferred to a Trust to be held for the exclusive benefit of the Beneficiary. The Corporation and the OPCO shall name a Beneficiary for each Trust. Any conversion of shares of Equity Stock into shares of Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event that results in the conversion. Shares of Excess Stock so held in trust shall remain issued and outstanding shares of stock of the Corporation.

    (e)  Dividend Rights.  Each share of Excess Stock shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Corporation as shares of the class or series of Equity Stock from which such Excess Stock was converted. The Trustee, as record holder of the shares of Excess Stock, shall be entitled to receive all dividends and distributions and shall hold all such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such shares of Excess Stock shall repay to the Trust the amount of any dividends or distributions received by it (i) that are attributable to any shares of Equity Stock that have been converted into shares of Excess Stock and (ii) the record date of which was on or after the date that such shares were converted into shares of Excess Stock. The Corporation

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shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of this Article Thirteenth, would Constructively Own or Beneficially Own the shares of Equity Stock that were converted into shares of Excess Stock; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

    (f)  Rights upon Liquidation.  In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series from which the Equity Stock was converted, that portion of the assets of the Corporation that is available for distribution to the holders of such class or series of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of the shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of Equity Stock that is paired, shall equal the price per paired share multiplied by the most recent Valuation Percentage) and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of the shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

    (g)  Voting Rights.  Each share of Excess Stock shall entitle the holder to the number of votes the holder would have, if such share of Excess Stock was a share of Equity Stock of the same class or series from which such Excess Stock was converted, on all matters submitted to a vote at any meeting of stockholders. The holders of shares of Excess Stock converted from the same class or series of Equity Stock shall vote together with the holders of such Equity Stock as a single class on all such matters. The Trustee, as record holder of the Excess Stock, shall be entitled to vote all shares of Excess Stock. Any vote by a Prohibited Owner as a purported holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock have been converted into shares of Excess Stock shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such shares of Excess Stock, and the Prohibited Owner shall be deemed to have given, as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event that results in the conversion of the shares of Equity Stock into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2, an irrevocable proxy to the Trustee to vote the shares of Excess Stock in the manner in which the Trustee, in its sole and absolute discretion, desires.

    (h)  Designation of Permitted Transferee.

            (i)  The Trustee shall have the exclusive and absolute right to designate one or more Permitted Transferees of any and all shares of Excess Stock if the Corporation fails to exercise its option with respect to such shares pursuant to Section 13.2(j) hereof within the time period set forth therein. As soon as practicable, but in an orderly fashion so as not to materially adversely affect the Market Price of the shares of Excess Stock, the Trustee shall designate any one or more Persons as Permitted Transferees; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the shares of Excess Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (ii) the

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Permitted Transferee so designated may acquire such shares of Excess Stock without violating any of the restrictions set forth in Section 13.1(b) and without such acquisition resulting in the conversion of the shares of Equity Stock so acquired into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2.

            (ii)  Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 13.2(h), the Trustee shall cause to be transferred to the Permitted Transferee that number of shares of Excess Stock acquired by the Permitted Transferee. Upon such transfer of the shares of Excess Stock to the Permitted Transferee, such shares of Excess Stock shall be automatically converted into an equal number of shares of Equity Stock of the same class and series from which such Excess Stock was converted. Upon the occurrence of such a conversion of shares of Excess Stock into an equal number of shares of Equity Stock, such shares of Excess Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of Excess Stock and may be reissued by the Corporation as Excess Stock.

            (iii)  The Trustee shall (i) cause to be recorded on the stock transfer books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, and (ii) distribute to the Beneficiary any and all amounts held with respect to the shares of Excess Stock after making payment to the Prohibited Owner pursuant to Section 13.2(i).

            (iv)  If the Transfer of shares of Excess Stock to a purported Permitted Transferee shall violate any of the transfer restrictions set forth in Section 13.1(b), such Transfer shall be void ab initio as to that number of shares of Excess Stock that cause the violation of any such restriction when such shares are converted into shares of Equity Stock (as described in subsection (h)(ii) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such shares of Excess Stock or Equity Stock. Such shares of Equity Stock shall be automatically reconverted into Excess Stock and transferred to the Trust from which they were originally Transferred. Such conversion and transfer to the Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Article Thirteenth shall apply to such shares, including, without limitation, the provisions of subsections (h) through (j) of this Section 13.2 with respect to any future Transfer of such shares by the Trust.

    (i)  Compensation to Record Holder of Shares of Equity Stock that are Converted into Shares of Excess Stock.  Any Prohibited Owner shall be entitled (following discovery of the shares of Excess Stock and subsequent designation of the Permitted Transferee in accordance with Section 13.2(h) or following the acceptance of the offer to purchase such shares in accordance with Section 13.2(j) to receive from the Trustee following the sale or other disposition of such shares of Excess Stock the lesser of (i)(a) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of such shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (b) in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of such shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer or (ii) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) received by the Trustee from the sale or other disposition of such shares of Excess Stock in accordance with this Section 13.2(i) or Section 13.2(j). Any amounts received by the Trustee in respect of such shares of Excess Stock and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 13.2(i) shall be distributed to the Beneficiary in accordance with the provisions of Section 13.2(h). Each Beneficiary and Prohibited Owner shall waive any and all claims that it may have against the Trustee and the Trust arising out of the disposition of shares of

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Excess Stock, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 13.2 by, such Trustee or the Corporation.

    (j)  Purchase Right in Excess Stock.  Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation or its designee, at a price per share equal to the lesser of (i) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) in the transaction that created such shares of Excess Stock (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) or (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days following the later of (a) the date of the Non-Transfer Event or purported Transfer which results in such shares of Excess Stock or (b) the date on which the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in shares of Excess Stock previously has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 13.2(c).

    Section 13.3.  Remedies Not Limited.  Nothing contained in this Article Thirteenth shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT and to ensure compliance with the requirements of Article Fourteenth and Section 13.1.

    Section 13.4.  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article Thirteenth, including any definition contained in Section 13.1(a), the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Article Thirteenth with respect to any situation based on the facts known to it.

    Section 13.5.  Legend.  Each certificate for shares of Equity Stock shall bear the following legend:

    "The shares of La Quinta Properties, Inc. and La Quinta Corporation represented by this combined certificate are subject to restrictions in the respective Certificates of Incorporation of each company which prohibit (a) any Person (other than a Look-Through Entity) (as such terms are defined in the respective Certificates of Incorporation of each company) from Beneficially Owning or Constructively Owning (as these terms are defined in the respective Certificates of Incorporation of each company) in excess of 9.9% of the number of outstanding shares of any class or series of Equity Stock (as that term is defined in the respective Certificates of Incorporation of each company), (b) any Look-Through Entity from Beneficially Owning or Constructively Owning in excess of 9.9% of the number of outstanding shares of any class or series of Equity Stock, (c) any Person from acquiring or maintaining any ownership interest in the stock of either company that is inconsistent with (i) the requirements of the Internal Revenue Code of 1986, as amended, pertaining to real estate investment trusts or (ii) Article Thirteenth of the respective Certificates of Incorporation of each company and (d) any transfer of shares of any class or series of Equity Stock of either company that are paired pursuant to Article Fourteenth of the respective Certificates of Incorporation of each company, except in combination with an equal number of shares of the other company in accordance with the respective Certificates of Incorporation of each company, copies of which are on file with the transfer agent named on the face hereof, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions.

    La Quinta Properties, Inc. and La Quinta Corporation will furnish without charge to each stockholder who so requests a copy of the relevant provisions of the respective Certificates of Incorporation of each company and a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that each company is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of either company or to the transfer agent named on the face hereof."

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    Section 13.6  Severability.  Each provision of this Article Thirteenth shall be severable and an adverse determination as to any such provision shall be in no way affect the validity of any other provision.

  FOURTEENTH:

    Section 14.1  Transfer of Shares.  Until the restrictions and limitations set forth in this Article Fourteenth shall have been terminated in the manner hereinafter provided:

    (a) Except as provided herein, no shares of Class B Common Stock shall be transferable, and they shall not be transferred on the books of the Corporation, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with OPCO for the transfer to the transferee, of the same number of shares of OPCO Common Stock, except that OPCO may transfer shares of Class B Common Stock acquired by it from the Corporation to a person to whom OPCO simultaneously issues the same number of shares of OPCO Common Stock.

    (b) Except as provided herein, each certificate evidencing ownership of shares of Class B Common Stock shall be deemed to evidence, in addition, the same number of shares of OPCO Common Stock.

    (c) Notwithstanding the foregoing, any shares of Equity Stock issued after the date of the filing of this Certificate of Incorporation, which are issued on an unpaired basis by the Corporation pursuant to the terms of Section 14.7 of this Certificate of Incorporation may be transferred without compliance with Section 14.1(a) or Section 14.3 and may be evidenced solely by a certificate which is not deemed to evidence a like number of shares of OPCO Equity Stock as required by Section 14.1(b).

    Section 14.2  Issuance of Shares.  Until such time as the pairing of the outstanding shares of Class B Common Stock and the outstanding shares of OPCO Common Stock in accordance with this Article Fourteenth (the "Pairing" and each paired share a "Paired Share") shall have been terminated in the manner herein provided:

    (a) Except as provided herein, the Corporation shall not issue or agree to issue any shares of Class B Common Stock to any person except OPCO unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of shares of OPCO Common Stock and for the pairing of such shares of the Corporation and OPCO and unless the Corporation and OPCO have agreed on the manner and basis of allocating the consideration to be received upon such issuance between the Corporation and OPCO or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based on the respective fair market values of Class B Common Stock and OPCO Common Stock.

    (b) As desired from time to time, but not less often than once each calendar year, the Corporation and OPCO shall jointly arrange for the determination of the fair market value as of a date specified by the Corporation and OPCO (the "valuation date") of the shares of OPCO Common Stock outstanding on the valuation date. The amount so determined (the "fair market value of the OPCO Shares") shall thereafter be used in all calculations pursuant to this Section 14.2 until a new determination is made. The fair market value of each share of Class B Common Stock shall be determined by subtracting the fair market value of one share of OPCO Common Stock from the average of the closing sale prices of a Paired Share over the principal exchange on which the Paired Shares are listed, or if not listed, then the average of the last bid prices in the over-the-counter market during the ten business days prior to any date of determination of the fair market value of Class B Common Stock.

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    Section 14.3  Stock Certificates; Transfer Agents and Registrars.  Until such time as the Pairing shall have been terminated in the manner herein provided, except in the case of shares of Class B Common Stock issued to OPCO or Class B Common Stock issued pursuant to Section 14.7, each certificate which is issued evidencing shares of Equity Stock shall be printed "back-to-back" with a certificate evidencing the same number of OPCO Equity Stock, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in this Certificate of Incorporation and the by-laws of the Corporation, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the Board of Directors of the Corporation.

    Section 14.4  Stock Dividends, Reclassifications, etc.  Until such time as the Pairing shall have been terminated in the manner herein provided, the Corporation shall not declare or pay any stock dividend consisting in whole or in part of Equity Stock, issue any rights or warrants to purchase any shares of Stock, or subdivide, combine or otherwise reclassify the shares of Class B Common Stock, unless OPCO simultaneously takes the same or equivalent action with respect to the OPCO Common Stock, to the end that the outstanding shares of Equity Stock and OPCO Common Stock will at all times be effectively paired on a one-for-one basis as contemplated herein.

    Section 14.5  Shares in Excess of the Ownership Limit or in Violation of the Transfer Restrictions; Designation of Trustee and Beneficiaries.  Until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify under the Code, as a REIT:

    (a) Upon the conversion of a share of any class or series of Equity Stock of the Corporation into a share of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth, if such share of Equity Stock was paired prior to its conversion into Excess Stock, the corresponding paired share of that same class or series of Equity Stock of OPCO shall be simultaneously converted into a share of Excess Stock of OPCO; such shares of Excess Stock of the Corporation and OPCO shall be paired and shall be simultaneously transferred to a trust established by the Corporation and OPCO for such purpose (a "Trust").

    (b) Upon the conversion of a share of Excess Stock of the Corporation into a share of Equity Stock of the Corporation of the same class or series from which such Excess Stock was converted in accordance with the provisions of Article Thirteenth, if such share of Excess Stock was paired prior to its conversion from Equity Stock into Excess Stock, the corresponding paired share of Excess Stock of OPCO shall be simultaneously converted into a share of Equity Stock of OPCO of the same class or series from which such Excess Stock was converted and such shares of Equity Stock shall be paired.

    (c) With respect to an offer made by the Trust to the Corporation to purchase shares of Excess Stock from a Trust pursuant to Article Thirteenth, in the case of shares of Excess Stock that are paired, the Corporation shall accept such offer with respect to its shares of Excess Stock without the agreement of OPCO to accept such offer with respect to the corresponding paired shares of its Excess Stock.

    (d) The Trustee of each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of OPCO.

    (e) The Beneficiary with respect to each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of OPCO.

    (f)  At such time that the Board of Directors of the Corporation no longer deems it in the best interests of the Corporation to attempt to, or continue to, qualify under the Code as a REIT, it shall notify the Board of Directors of OPCO in writing of such determination and the Ownership Limit and the Transfer Restrictions shall cease to have effect, as provided in Article Thirteenth.

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    Section 14.6  Unpaired Shares.

    (a) Shares of capital stock of any class or series, irrespective of whether such shares are convertible into Paired Shares, may be issued by the Corporation to any person without effective provision for the simultaneous issuance or transfer to the same person of the same number of shares of that same class or series of capital stock of OPCO and without effective provision for the pairing of such shares of capital stock of the Corporation and Operating Company, as the Board of Directors of the Corporation shall in its sole discretion determine (any such shares of capital stock of any class or series issued by the Corporation pursuant to this Section 14.7 are referred to herein as "Unpaired Shares").

    (b) Unpaired Shares may be transferred on the books of the Corporation without a simultaneous transfer to the same transferee of any shares of any other class or series of capital stock of OPCO.

    Section 14.7  Merger, Sale of Assets, etc.  Commencing at the Effective Time and continuing until such time as the Pairing shall have been terminated in the manner provided herein, the Corporation will not be a party to any merger, consolidation, sale of assets, liquidation or other form or reorganization purchase to which shares of Equity Stock are converted, redeemed, exchanged or otherwise changed unless OPCO is also a party to such transaction.

    Section 14.8  Waiver and Termination.  The Board of Directors of the Corporation is hereby authorized to waive, repeal or make inapplicable the restrictions and limitations set forth in this Article Fourteenth in its entirety or in any provision of this Article Fourteenth.

    Section 14.9  Severability.  Each provision of this Article Fourteenth shall be severable and an adverse determination as to any provision shall in no way affect the validity of any other provision.

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EXHIBIT A

MEDITRUST CORPORATION
CERTIFICATE OF THE POWERS, DESIGNATIONS
PREFERENCES AND RIGHTS OF THE
9% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

PAR VALUE $.10 PER SHARE
LIQUIDATION VALUE $250 PER SHARE

I.

    (a)  Title.  The Series of Preferred Stock is hereby designated as the "9% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock").

    (b)  Number.  The number of authorized shares of Series A Preferred Stock shall be 805,000.

    (c)  Ranking.  In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank (i) senior to the Corporation's Common stock, par value $.10 per share (the "Common Stock"), senior to the Corporation's Series A Non-Voting Convertible Common Stock, par value $.10 per share (the "Series A Common Stock"), senior to the Corporation's Junior Participating Preferred Stock, par value $.10 per share (the "Junior Preferred Stock"), and senior to any other class or series of capital stock of the Corporation other than capital stock referred to in clauses (ii) and (iii) of this sentence, (ii) on a parity with any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks on a parity with the Series A Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, and (iii) junior to any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks senior to the Series A Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation. The term "capital stock" does not include convertible debt securities.

    Without limitation to the provisions of the preceding paragraph, the Series A Preferred Stock shall rank, in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, (a) senior to any shares of Excess Stock (as defined below) issued upon conversion of any capital stock referred to in clause (i) of the preceding paragraph, (b) on a parity with any shares of Excess Stock issued upon conversion of any capital stock referred to in clause (ii) of the preceding paragraph and (c) junior to any shares of Excess Stock issued upon conversion of any capital stock referred to in clause (iii) of the preceding paragraph.

    (d)  Dividends.

            (i)  Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock as to dividends, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or any duly authorized committee thereof (collectively, the "Board of Directors of the Corporation"), out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 9% per annum of the $250.00 per share liquidation preference of the Series A Preferred Stock (equivalent to an annual rate of $22.50 per share). Such dividends shall accrue daily, shall accrue and the cumulative from June 17, 1998 (the "Original Issue Date") and shall be payable quarterly in arrears in cash on March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date") of each year, commencing

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September 30, 1998; provided that if any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest or additional dividends or other sum shall accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Date. The period from and including the Original Issue Date to but excluding the first Dividend Payment Date, and each subsequent period from and including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, is hereinafter called a "Dividend Period". Dividends shall be payable to holders of record as they appear in the stock transfer books of the Corporation at the close of business on the applicable record date (each, a "Record Date"), which shall be the 15th day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to such Dividend Payment Date. The amount of any dividend payable for any Dividend Period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, it being understood that the amount of the dividend payable per share of Series A Preferred Stock for each full Dividend Period shall be computed by dividing the annual dividend rate of $22.50 per share by four (it being further understood that the dividend payable on September 30, 1998 shall be for more than a full Dividend Period). The dividends payable on any Dividend Payment Date or any other date shall include dividends accrued to but excluding such Dividend Payment Date or other date, as the case may be.

    "Business Day" shall mean any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close. All references herein to "accrued and unpaid" dividends on the Series A Preferred Stock (and all references of like import) shall include, unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, on the Series A Preferred Stock; and all references herein to "accrued and unpaid" dividends on any other class or series of capital stock of the Corporation shall include, if (and only if) such class or series of capital stock provides for cumulative dividends and unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, thereon.

            (ii)  If any shares of Series A Preferred Stock are outstanding, no full dividends will be declared or paid or set apart for payment on any capital stock of the Corporation of any other class or series ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date upon which the dividends on such other capital stock are declared or paid or set apart for payment, as the case may be). When dividends are not paid in full (or a sum sufficient for such full payment is not set apart therefor) upon the Series A Preferred Stock and the shares of any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of capital stock of the Corporation shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series A Preferred Stock and such other class or series of capital stock of the Corporation bear to each other.

    Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the

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applicable Subject (as defined below)), (A) no dividends (other than in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation) shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, nor shall any shares of Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation be redeemed, purchased or otherwise acquired for any consideration (or any monies paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation (except by conversion into or exchange for shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation, except for the purchase of capital stock of the Corporation pursuant to Section 7.5 of the Corporation's by-laws (so long as such purchase is made in accordance with the terms of such Section 7.5), and except for, if the Amendments (as hereinafter defined) to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the purchase or conversion of Excess Stock (as hereinafter defined) in accordance with the provisions of Article Thirteenth (as hereinafter defined). As used in this paragraph, the term "Subject Date" means any date on which any dividends shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation or on which any shares of Common Stock of the Corporation or any shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation.

            (iii)  No dividends on the Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such times as any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

    Anything in the Certificate of Designation to the contrary notwithstanding, dividends on the Series A Preferred Stock will accrue and be cumulative from the Original Issue Date whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared.

            (iv)  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend or payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends (within the meaning of the Code), whether payable in cash, securities or other property, in excess of the full cumulative dividends described herein.

            (v)  Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares.

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            (vi)  If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Internal Revenue Code of 1986, as amended (the "Code")), any portion (the "Capital Gains Amount") of the dividends (within the meaning of the Code) paid or made available for the year to holders of all classes and series of the Corporation's capital stock (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocable to the holders of the Series A Preferred Stock shall be an amount equal to (A) the total Capital Gains Amount multiplied by (B) a fraction (1) the numerator of which is equal to the total dividends (within the meaning of the Code), paid or made available to the holders of the Series A Preferred Stock for that year and (2) the denominator of which is the Total Dividends for that year.

    (e)  Liquidation Preference.

            (i)  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then, before any distribution or payment shall be made to the holders of any Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, but subject to the preferential rights of the holders of shares of any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock with respect to such distribution of assets upon liquidation, dissolution or winding up, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to receive and be paid out of the assets of the Corporation legally available for distribution to it stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of the Corporation in the amount of $250.00 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date of payment.

            (ii)  After payment to the holders of the Series A Preferred Stock of the full amount of the liquidating distributions (including accrued and unpaid dividends) to which they are entitled, the holders of Series A Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

            (iii)  If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of liquidating distributions on all outstanding shares of Series A Preferred Stock and the full amount of the liquidating distributions payable on all outstanding shares of any other classes or series of capital stock of the Corporation ranking on a parity with the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, then the holders of the Series A Preferred Stock and all such other classes or series of capital stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions (including, if applicable, accrued and unpaid dividends) to which they would otherwise respectively be entitled.

            (iv)  If liquidating distributions shall have been made in full to all holders of Series A Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, according to their respective rights and preferences.

            (v)  For purposes of this Section I(e), neither the consolidation or merger of the Corporation with or into any other corporation, trust or other entity, nor the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

    (f)  Redemption.

            (i)  The Series A Preferred Stock is not redeemable prior to June 17, 2003. However, the Company is entitled, irrespective of any provision of this Certificate of Designation to the contrary,

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pursuant to Section 7.5 of its by-laws, to call for purchase and purchase from the holders thereof shares of Series A Preferred Stock on the terms and subject to the conditions set forth in such Section 7.5.

            (ii)  On and after June 17, 2003, the Corporation may, at its option, upon not less than thirty (30) nor more than sixty (60) days' prior written notice to the holders of record of the Series A Preferred Stock, redeem the Series A Preferred Stock, in whole or from time to time in part, for a cash redemption price equal to $250.00 per share, together with (except as provided in Section I(g)(vi) below) all accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price"). Any date fixed for the redemption of shares of Series A Preferred Stock is hereinafter called a "Redemption Date".

            (iii)  The Redemption Price of the Series A Preferred Stock (other than the portion thereof consisting of accrued and unpaid dividends) shall be payable solely out of the proceeds received by the Corporation from the sale of other capital stock of the Corporation and not from any other source. For purposes of the preceding sentence, the term "capital stock" means any equity securities (including Common Stock of the Corporation, series common stock, par value $.10 per share ("Series Common Stock"), of the Corporation, and any other series of Preferred Stock of the Corporation), shares, interest, participations or other ownership interests (however designated), depositary shares representing interests in any of the foregoing, and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

    (g)  Procedures for Redemption; Limitations on Redemption.

            (i)  If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed at the option of the Corporation, the number of shares to be redeemed will be determined by the Corporation and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares or, if fractional shares are outstanding, with such additional adjustments as the Corporation may elect in order to effect the redemption of fractional shares) or by lot or any other equitable manner determined by the Corporation (a) that will not give the Corporation the right to purchase shares of Series A Preferred Stock pursuant to Section 7.5 of its by-laws and (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, that will not result in the conversion of any Series A Preferred Stock into Excess Stock.

            (ii)  Notice of redemption will be given by publication in The Wall Street Journal or, if such newspaper is not then being published, another newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than thirty (30) or more than sixty (60) days prior to the Redemption Date. Notice of any redemption will also be mailed by or on behalf of the Corporation, first class postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the applicable Redemption Date, addressed to each holder of record of the Series A Preferred Stock to be redeemed at the address set forth in the share transfer records of the Corporation. In addition to any information required by law or by the applicable rules of any exchange upon which Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (1) the Redemption Date; (2) the Redemption Price; (3) the number of shares of Series A Preferred Stock to be redeemed; (4) the place or places (which shall include a place in the Borough of Manhattan, The City of New York) where certificates for such shares are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Redemption Date. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the notice mailed to each holder of shares to be redeemed shall also specify the number of Series A Preferred Stock to be redeemed from such holder. No failure to give or defect in such notice or defect in the mailing thereof shall affect the validity of

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the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.

            (iii)  If notice has been published and mailed in accordance with Section I(g)(ii) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the Series A Preferred Stock so called for redemption, so as to be, and to continue to be, available therefor, then, from and after the Redemption Date, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of such shares (except the right to receive the Redemption Price) shall terminate. In the event any Redemption Date shall not be a Business Day, then payment of the Redemption Price need not be made on such Redemption Date but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date and no interest, additional dividends or other sum shall accrue on the amount payable for the period from and after such Redemption Date to such next succeeding Business Date.

            (iv)  Upon surrender, in accordance with such notice, of the certificates for any shares of Series A Preferred Stock to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series A Preferred Stock shall be redeemed by the Corporation at the Redemption Price. In case fewer than all the shares of Series A Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series A Preferred Stock without cost to the holder thereof.

            (v)  Any deposit of monies with a bank or trust company for the purpose of redeeming Series A Preferred Stock shall be irrevocable and such monies shall be held in trust for the benefit of the holders of Series A Preferred Stock entitled thereto, except that (1) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on the monies so deposited in trust; and (2) any balance of the monies so deposited by the Corporation and unclaimed by the holders of the Series A Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation and, after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings thereon.

            (vi)  Anything in this Certificate of Designation to the contrary notwithstanding, the holders of record of shares of Series A Preferred Stock at the close of business on a Record Date will be entitled to receive the dividend payable with respect to such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares after such Record Date and on or prior to such Dividend Payment Date or the Corporation's default in the payment of the dividend due on such Dividend Payment Date, in which case the amount payable upon redemption of such shares (including fractional shares) of Series A Preferred Stock will not include such dividend (and the full amount of the dividend payable for the applicable Dividend Period shall instead be paid on such Dividend Payment Date to the holders of record on such Record Date as aforesaid). Except as provided in this Section I(g)(vi) and except to the extent that accrued and unpaid dividends are payable as part of the Redemption Price pursuant to Section I(f)(ii), the Corporation will make no payment or allowance for unpaid dividends, regardless of whether or not in arrears, on shares of Series A Preferred Stock or Depositary Shares called for redemption.

            (vii)  Unless full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation,

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any Dividend Period terminating on the date of the redemption of shares of Series A Preferred Stock referred to below), no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series A Preferred Stock pursuant to Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series A Preferred Stock or (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth. In addition, unless full cumulative dividends on all outstanding shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date of the direct or indirect purchase or other acquisition of shares of Series A Preferred Stock by the Corporation referred to below) the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of Series A Preferred Stock (except by conversion into or exchange for capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and with respect to the distribution of assets upon liquidation, dissolution and winding up of the Corporation); provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series A Preferred Stock pursuant to Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series A Preferred Stock or (b) if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth.

    (h)  Voting Rights.  Except as required by laws and as set forth below in this Section I(h), the holders of the Series A Preferred Stock shall not have any voting rights.

            (i)  Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for six or more Dividend Periods, whether or not such Dividend Periods are consecutive, the number of directors then constituting the Board of Directors of the Corporation shall be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of such two directors) and the holders of shares of Series A Preferred Stock (voting separately as a class with all other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such two directors) will be entitled to vote for the election of such two directors of the Corporation at a special meeting called by an officer of the Corporation at the request of the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock or by holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which is entitled to vote as a class with the Series A Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders, in which case the vote for such two directors shall be held at the earlier of the next such annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders until all dividends accumulated on the Series A Preferred Stock for all past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of Series A Preferred Stock to elect such two directors shall cease and (unless there are one or more other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable)

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the term of office of such directors previously so elected shall terminate and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the reinstatement and divestment of the right to elect such two additional directors in the case of any such future dividend arrearage.

    In the case of any such request for a special meeting (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders), such meeting shall be held on the earliest practicable date at the place designated by the holders of capital stock requesting such meeting or, if none, at a place designated by the Secretary of the Corporation, upon notice similar to that required for an annual meeting of stockholders. If such special meeting is not called by an officer of the Corporation within thirty (30) days after such request, then the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock may designate in writing a holder of Series A Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by the holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the holder calling such meeting. The holders of Series A Preferred Stock shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph.

    The procedures in this Section I(h) for the calling of meetings and the election of directors shall, to the extent permitted by law, supersede anything inconsistent contained in the by-laws of the Corporation.

    So long as any Series A Preferred Stock are outstanding, the number of directors constituting the entire Board of Directors of the Corporation shall at all times be such so that the exercise, by the holders of the Series A Preferred Stock and the holders of any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred, of the right to elect directors under the circumstances provided above will not contravene any provision of the Corporation's Certificate of Incorporation or by-laws restricting the number of directors which may constitute the entire Board of Directors of the Corporation.

    If at any time when the voting rights conferred upon the Series A Preferred Stock pursuant to this Section I(h)(i) are exercisable any vacancy in the office of a director elected pursuant to this Section I(h)(i) shall occur, then such vacancy may be filled only by the remaining such director or by vote of the holders of record of the outstanding Series A Preferred Stock and any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors pursuant to this Section I(h)(i).

            (ii)  So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy (with the Series A Preferred Stock voting separately as a class), (A) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock of the Corporation ranking prior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into, exchangeable or exercisable for, or evidencing the right to purchase, any such shares, or (B) amend, alter or repeal the provisions of the Certificate of Incorporation (including, without limitation, the certificate of powers, designations, preferences and rights of the Series A Preferred Stock (the "Certificate of Designation")), whether by merger or consolidation (an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the

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Events set forth in (B) above, so long as the Series A Preferred Stock remains outstanding or is converted into like securities of the surviving entity, in each case with the terms thereof materially unchanged, taking into account that upon the occurrence of such an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series A Preferred Stock or the holders thereof; and provided, further, that the Amendments to the Certificate of Incorporation shall not be deemed, with respect to the Series A Preferred Stock, to be an amendment, alteration or repeal which materially and adversely affects such rights, preferences, privileges or voting powers; and provided, further, that any amendment to the Certificate of Incorporation to authorize any increase in the amount of the authorized Excess Stock, Preferred Stock or Series Common Stock or the creation or issuance of any other series of Preferred Stock or any shares or series of Excess Stock or Series Common Stock, or any increase in the amount of authorized or outstanding shares of Series A Preferred Stock or any other series of Preferred Stock or any shares or series of Excess Stock or Series Common Stock, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. For purposes of this paragraph, the filing in accordance with applicable law of a certificate of designations setting forth the designations, preferences and relative, participating, optional or other special rights of a class or series of capital stock of the Corporation shall be deemed an amendment to the Certificate of Incorporation.

    The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series A Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust in accordance with the terms of Section I(g)(v) hereof to effect such redemption.

            (iii)  On each matter submitted to a vote of the holders of Series A Preferred Stock, including any action by written consent, in accordance with this Section I(h) or as otherwise required by law, each whole share of Series A Preferred Stock shall be entitled to ten votes, each of which ten votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each whole share of Series A Preferred Stock, the holder thereof may designate up to ten proxies, with each such proxy having the right to vote a whole number of votes (totaling ten per share of Series A Preferred Stock). In the event that fractional shares of Series A Preferred Stock are issued, then each such fractional share shall be entitled to a proportionate number of votes and, if any such fractional share is entitled to more than one vote, such votes may be directed separately and proxies may be designated as in the case of whole shares of Series A Preferred Stock.

    (i)  Conversion.  The Series A Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except that, if the Amendments to the Certificate of Incorporation become effective in accordance with the DGCL as contemplated by Section I(j) hereof, the Series A Preferred Stock shall be convertible into Excess Stock on the terms and subject to the conditions set forth in Article Thirteenth.

    (j)  Restrictions on Ownership and Transfer.  In the event that the Corporation shall purchase any shares of Series A Preferred Stock pursuant to Section 7.5 of its by-laws, then the purchase price paid by the Corporation for any such shares of Series A Preferred Stock shall be the price specified in its by-laws plus accrued and unpaid dividends on such shares to the date of purchase.

    As set forth in the Joint Proxy Statement/Prospectus dated May 19, 1998 (the "Proxy Statement") of The Meditrust Companies and La Quinta Inns, Inc., the Corporation is soliciting the vote of its stockholders in favor of amendments (the "Amendments") to its Certificate of Incorporation which would (i) add a new Article Thirteenth to such Certificate of Incorporation in the form set forth as Annex E to the Proxy Statement ("Article Thirteenth") and (ii) authorize a new class of capital stock of

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the Corporation to be known as Excess Stock ("Excess Stock"). If the Amendments are approved and become effective in accordance with the DGCL, then, from and after the date on which the Amendments shall have become effective in accordance with the DGCL, the Series A Preferred Stock shall be subject to all of the terms and provisions of Article Thirteenth and, without limitation to the foregoing, shall be convertible into Excess Stock on the terms and subject to the conditions, and shall be subject to the limitations on ownership and transfer, set forth in Article Thirteenth.

    (k)  Fractional Shares.  Series A Preferred Stock may be issued in fractional shares equal to 1/10th of a whole share of Series A Preferred Stock and any integral multiple of 1/10th of a whole share of Series A Preferred Stock.

    (l)  Office or Agency in New York City.  The Corporation will at all times maintain an office or agency in the Borough of Manhattan, The City of New York, where shares of Series A Preferred Stock may be surrendered for payment (including upon redemption or repurchase, if any), registration of transfer or exchange.

    If any shares of Series A Preferred Stock are purchased by the Corporation in accordance with Section 7.5 of its by-laws or if the Amendments shall have become effective as contemplated by this Section I(j) and thereafter any shares of Series A Preferred Stock are converted into Excess Stock and, in either such case, if fewer than all the shares of Series A Preferred Stock evidenced by any stock certificate are so purchased or converted, a new certificate or certificates shall be issued representing the remaining shares of Series A Preferred Stock evidenced by such certificate without cost to the holder thereof.

II.

    The Series A Preferred Stock shall have no preemptive rights.

III.

    If any power, preference or relative, participating, optional and other special right of the Series A Preferred Stock, or qualification or restriction thereof, set forth in the Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, then, to the extent permitted by law, all other powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications and restrictions thereof set forth in the Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable powers, preferences or relative, participating, optional or other special rights of the Series A Preferred Stock or the qualifications or restriction thereof shall remain in full force and effect and shall not be deemed dependent upon any other such powers, preferences or relative, participating, optional or other special right of the Series A Preferred Stock or qualifications or restrictions thereof unless so expressed herein.

    [End of Text]

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    I, Michael S. Benjamim, Secretary of the Corporation, for the purpose of amending and restating the Corporation's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, do execute this certificate, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this 21st day of June, 1999.

By:	/s/ MICHAEL S. BENJAMIN Name: Michael S. Benjamin Title: Secretary

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EXHIBIT B

MEDITRUST CORPORATION
CERTIFICATE OF THE POWERS, DESIGNATIONS
PREFERENCES AND RIGHTS OF THE 9% SERIES B
CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED STOCK

PAR VALUE $.10 PER SHARE
LIQUIDATION VALUE $25,000 PER SHARE

I.

    (a)  Title.  The Series of Preferred Stock is hereby designated as the "9% Series B Cumulative Redeemable Convertible Preferred Stock" (the "Series B Preferred Stock").

    (b)  Number.  The number of authorized shares of Series B Preferred Stock shall be 1,000.

    (c)  Ranking.  In respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall rank (i) senior to the Corporation's common stock, par value $.10 per share (the "Common Stock"), senior to the Corporation's Series A Non-Voting Convertible Common Stock, par value $.10 per share (the "Series A Common Stock"), senior to the Corporation's Series Common Stock, par value $.10 per share (the "Series Common Stock"), senior to the Corporation's Junior Participating Preferred Stock, par value $.10 per share (the "Junior Preferred Stock"), and senior to any other class or series of capital stock of the Corporation other than capital stock referred to in clauses (ii) and (iii) of this sentence, (ii) on a parity with the Corporation's 9% Series A Cumulative Redeemable Preferred Stock, par value $.10 per share (the "Series A Preferred Stock") and any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks on a parity with the Series B Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, and (iii) junior to any class or series of capital stock of the Corporation the terms of which specifically provide that such class or series of capital stock ranks senior to the Series B Preferred Stock in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation. The term "capital stock" does not include convertible debt securities.

    Without limitation to the provisions of the preceding paragraph, the Series B Preferred Stock shall rank, in respect of rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, (a) senior to any shares of Excess Stock (as defined below) issued upon conversion of any capital stock referred to in clause (i) of the preceding paragraph, (b) on a parity with any shares of Excess Stock issued upon conversion of any capital stock referred to in clause (ii) of the preceding paragraph and (c) junior to any shares of Excess Stock issued upon conversion of any capital stock referred to in clause (iii) of the preceding paragraph.

    (d)  Dividends.

            (i)  Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking prior to the Series B Preferred Stock as to dividends, the holders of the then outstanding shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or any duly authorized committee thereof (collectively, the "Board of Directors of the Corporation"), out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 9% per annum of the $25,000.00 per share liquidation preference of the Series B Preferred Stock (equivalent to an annual rate of $2,250.00

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per share). Such dividends shall accrue daily, shall accrue and be cumulative from October 7, 1999 (the "Original Issue Date") and shall be payable quarterly in arrears in cash on March 31, June 30, September 30 and December 31 (each, a "Dividend Payment Date") of each year, commencing December 31, 1999; provided that if any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest or additional dividends or other sum shall accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Date. The period from and including the Original Issue Date to but excluding the first Dividend Payment Date, and each subsequent period from and including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, is hereinafter called a "Dividend Period". Dividends shall be payable to holders of record as they appear in the stock transfer books of the Corporation at the close of business on the applicable record date (each, a "Record Date"), which shall be the 15th day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than thirty (30) nor less than ten (10) days prior to such Dividend Payment Date. The amount of any dividend payable for any Dividend Period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, it being understood that the amount of the dividend payable per share of Series B Preferred Stock for each full Dividend Period shall be computed by dividing the annual dividend rate of $2,250.00 per share by four (it being further understood that the dividend payable on December 31, 1999 shall be for less than a full Dividend Period). The dividends payable on any Dividend Payment Date or any other date shall include dividends accrued to but excluding such Dividend Payment Date or other date, as the case may be.

    "Business Day" shall mean any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close. All references herein to "accrued and unpaid" dividends on the Series B Preferred Stock (and all references of like import) shall include, unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, on the Series B Preferred Stock; and all references herein to "accrued and unpaid" dividends on any other class or series of capital stock of the Corporation shall include, if (and only if) such class or series of capital stock provides for cumulative dividends and unless otherwise expressly stated or the context otherwise requires, accumulated dividends, if any, thereon.

            (ii)  If any shares of Series B Preferred Stock are outstanding, no full dividends will be declared or paid or set apart for payment on any capital stock of the Corporation of any other class or series ranking, as to dividends, on a parity with or junior to the Series B Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date upon which the dividends on such other capital stock are declared or paid or set apart for payment, as the case may be). When dividends are not paid in full (or a sum sufficient for such full payment is not set apart therefor) upon the Series B Preferred Stock and the shares of any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and any other class or series of capital stock of the Corporation ranking on a parity as to dividends with the Series B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other class or series of capital stock of the Corporation shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series B Preferred Stock and such other class or series of capital stock of the Corporation bear to each other.

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    Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Stock for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the applicable Subject Date (as defined below)), (A) no dividends (other than in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation) shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, nor shall any shares of Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation be redeemed, purchased or otherwise acquired for any consideration (or any monies paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation (except by conversion into or exchange for shares of any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and as to the distribution of assets upon liquidation, dissolution and winding up of the Corporation, except for the purchase of capital stock of the Corporation pursuant to Section 7.5 of the Corporation's by-laws (so long as such purchase is made in accordance with the terms of such Section 7.5), and except for the purchase or conversion of Excess Stock in accordance with the provisions of Article Thirteenth of the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). As used in this paragraph, the term "Subject Date" means any date on which any dividends shall be declared or paid or set apart for payment or other distribution declared or made upon the Common Stock of the Corporation or any other class or series of capital stock of the Corporation ranking junior to on a parity with the Series B Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation or on which any shares of Common Stock of the Corporation or any shares of any other class or series of capital stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any such shares of junior or parity stock) by the Corporation.

            (iii)  No dividends on the Series B Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such times as any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

    Anything in the Certificate of Designation to the contrary notwithstanding, dividends on the Series B Preferred Stock will accrue and be cumulative from the Original Issue Date whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared.

            (iv)  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend or payments on the Series B Preferred Stock which may be in arrears, and holders of the Series B Preferred Stock will not be entitled to any dividends (within the meaning of the Internal Revenue Code of 1986, as amended (the "Code")), whether payable in cash, securities or other property, in excess of the full cumulative dividends described herein.

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            (v)  Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares.

            (vi)  If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends (within the meaning of the Code) paid or made available for the year to holders of all classes and series of the Corporation's capital stock (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocable to the holders of the Series B Preferred Stock shall be an amount equal to (A) the total Capital Gains Amount multiplied by (B) a fraction (1) the numerator of which is equal to the total dividends (within the meaning of the Code), paid or made available to the holders of the Series B Preferred Stock for that year and (2) the denominator of which is the Total Dividends for that year.

    (e)  Liquidation Preference.

            (i)  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then, before any distribution or payment shall be made to the holders of any Common Stock of the Corporation or shares of any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, but subject to the preferential rights of the holders of shares of any class or series of capital stock of the Corporation ranking prior to the Series B Preferred Stock with respect to such distribution of assets upon liquidation, dissolution or winding up, the holders of the shares of Series B Preferred Stock then outstanding shall be entitled to receive and be paid out of the assets of the Corporation legally available for distribution to it stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of the Corporation in the amount of $25,000.00 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date of payment.

            (ii)  After payment to the holders of the Series B Preferred Stock of the full amount of the liquidating distributions (including accrued and unpaid dividends) to which they are entitled, the holders of Series B Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

            (iii)  If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available therefor are insufficient to pay the full amount of liquidating distributions on all outstanding shares of Series B Preferred Stock and the full amount of the liquidating distributions payable on all outstanding shares of any other classes or series of capital stock of the Corporation ranking on a parity with the Series B Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, then the holders of the Series B Preferred Stock and all such other classes or series of capital stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions (including, if applicable, accrued and unpaid dividends) to which they would otherwise respectively be entitled.

            (iv)  If liquidating distributions shall have been made in full to all holders of Series B Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of any other classes or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, according to their respective rights and preferences.

            (v)  For purposes of this Section I(e), neither the consolidation or merger of the Corporation with or into any other corporation, trust or other entity, nor the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

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    (f)  Redemption.

            (i)  The Series B Preferred Stock is not redeemable prior to October 7, 2004. However, the Company is entitled, irrespective of any provision of this Certificate of Designation to the contrary, pursuant to Section 7.5 of its by-laws, to call for purchase and purchase from the holders thereof shares of Series B Preferred Stock on the terms and subject to the conditions set forth in such Section 7.5.

            (ii)  On and after October 7, 2004, the Corporation may, at its option, upon not less than thirty (30) nor more than sixty (60) days' prior written notice to the holders of record of the Series B Preferred Stock, redeem the Series B Preferred Stock, in whole or from time to time in part, for a cash redemption price equal to $25,000.00 per share, together with (except as provided in Section I(g)(vi) below) all accrued and unpaid dividends to the date fixed for redemption (the "Redemption Price"). Any date fixed for the redemption of shares of Series B Preferred Stock is hereinafter called a "Redemption Date".

    (g)  Procedures for Redemption; Limitations on Redemption.

            (i)  If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed at the option of the Corporation, the number of shares to be redeemed will be determined by the Corporation and such shares may be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares or, if fractional shares are outstanding, with such additional adjustments as the Corporation may elect in order to effect the redemption of fractional shares) or by lot or any other equitable manner determined by the Corporation (a) that will not give the Corporation the right to purchase shares of Series B Preferred Stock pursuant to Section 7.5 of its by-laws and (b) that will not result in the conversion of any Series B Preferred Stock into Excess Stock.

            (ii)  Notice of any redemption will be mailed by or on behalf of the Corporation, first class postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the applicable Redemption Date, addressed to each holder of record of the Series B Preferred Stock to be redeemed at the address set forth in the share transfer records of the Corporation. In addition to any information required by law, such notice shall state: (1) the Redemption Date; (2) the Redemption Price; (3) the number of shares of Series B Preferred Stock to be redeemed; (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accrue on such Redemption Date. If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the notice mailed to each holder of shares to be redeemed shall also specify the number of Series B Preferred Stock to be redeemed from such holder. No failure to give or defect in such notice or defect in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given.

            (iii)  If notice has been mailed in accordance with Section I(g)(ii) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the Series B Preferred Stock so called for redemption, so as to be, and to continue to be, available therefor, then, from and after the Redemption Date, dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of such shares (except the right to receive the Redemption Price) shall terminate. In the event any Redemption Date shall not be a Business Day, then payment of the Redemption Price need not be made on such Redemption Date but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date and no interest, additional dividends or other sum shall accrue on the amount payable for the period from and after such Redemption Date to such next succeeding Business Date.

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            (iv)  Upon surrender, in accordance with such notice, of the certificates for any shares of Series B Preferred Stock to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series B Preferred Stock shall be redeemed by the Corporation at the Redemption Price. In case fewer than all the shares of Series B Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series B Preferred Stock without cost to the holder thereof.

            (v)  Any deposit of monies with a bank or trust company for the purpose of redeeming Series B Preferred Stock shall be irrevocable and such monies shall be held in trust for the benefit of the holders of Series B Preferred Stock entitled thereto, except that (1) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on the monies so deposited in trust; and (2) any balance of the monies so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation and, after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings thereon.

            (vi)  Anything in this Certificate of Designation to the contrary notwithstanding, the holders of record of shares of Series B Preferred Stock at the close of business on a Record Date will be entitled to receive the dividend payable with respect to such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares after such Record Date and on or prior to such Dividend Payment Date or the Corporation's default in the payment of the dividend due on such Dividend Payment Date, in which case the amount payable upon redemption of such shares (including fractional shares) of Series B Preferred Stock will not include such dividend (and the full amount of the dividend payable for the applicable Dividend Period shall instead be paid on such Dividend Payment Date to the holders of record on such Record Date as aforesaid). Except as provided in this Section I(g)(vi) and except to the extent that accrued and unpaid dividends are payable as part of the Redemption Price pursuant to Section I(f)(ii), the Corporation will make no payment or allowance for unpaid dividends, regardless of whether or not in arrears, on shares of Series B Preferred Stock called for redemption.

            (vii)  Unless full cumulative dividends on all outstanding shares of Series B Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date of the redemption of shares of Series B Preferred Stock referred to below), no shares of Series B Preferred Stock shall be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series B Preferred Stock pursuant to Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series B Preferred Stock or (b) the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth of the Corporation's Certificate of Incorporation. In addition, unless full cumulative dividends on all outstanding shares of Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods (including, without limitation, any Dividend Period terminating on the date of the direct or indirect purchase or other acquisition of shares of Series B Preferred Stock by the Corporation referred to below) the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of Series B Preferred Stock (except by conversion into or exchange for capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends and with respect to the

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distribution of assets upon liquidation, dissolution and winding up of the Corporation); provided, however, that the foregoing shall not prevent (a) the purchase or acquisition of Series B Preferred Stock pursuant to Section 7.5 of the by-laws of the Corporation (so long as such purchase is made in accordance with the terms of such Section 7.5) or pursuant to a purchase or exchange offer made on the same terms to the holders of all outstanding shares of Series B Preferred Stock or (b) the purchase or conversion of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth of the Corporation's Certificate of Incorporation.

    (h)  Voting Rights.  Except as required by law and as set forth below in this Section I(h), the holders of the Series B Preferred Stock shall not have any voting rights.

            (i)  Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to a number of votes equal to the Conversion Ratio (as defined below) on all matters submitted to a vote of the stockholders of the Corporation.

            (ii)  Except as otherwise provided herein or as required by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (iii)  Whenever dividends on any shares of Series B Preferred Stock shall be in arrears for six or more Dividend Periods, whether or not such Dividend Periods are consecutive, the number of directors then constituting the Board of Directors of the Corporation shall be automatically increased by one (if not already increased by one by reason of the election of a director by the holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and with which the Series B Preferred Stock is entitled to vote as a class with respect to the election of such one director) and the holders of shares of Series B Preferred Stock (voting separately as a class with all other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of such one director) will be entitled to vote for the election of such one director of the Corporation at a special meeting called by an officer of the Corporation at the request of the holders of record of at least 10% of the outstanding shares of Series B Preferred Stock or by holders of any other class or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which is entitled to vote as a class with the Series B Preferred Stock in the election of such one director (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders, in which case the vote for such one director shall be held at the earlier of the next such annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders until all dividends accumulated on the Series B Preferred Stock for all past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, whereupon the right of the holders of Series B Preferred Stock to elect such one director shall cease and (unless there are one or more other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable) the term of office of such director previously so elected shall terminate and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the reinstatement and divestment of the right to elect such additional director in the case of any such future dividend arrearage.

    In the case of any such request for a special meeting (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders), such meeting shall be held on the earliest practicable date at the place designated by the holders of capital stock requesting such meeting or, if none, at a place designated by the Secretary of the Corporation, upon notice similar to that required for an annual meeting of stockholders. If such special meeting is

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not called by an officer of the Corporation within thirty (30) days after such request, then the holders of record of at least 10% of the outstanding shares of Series B Preferred Stock may designate in writing a holder of Series B Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by the holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the holder calling such meeting. The holders of Series B Preferred Stock shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph.

    The procedures in this Section I(h) for the calling of meetings and the election of a director shall, to the extent permitted by law, supersede anything inconsistent contained in the by-laws of the Corporation.

    So long as any Series B Preferred Stock are outstanding, the number of directors constituting the entire Board of Directors of the Corporation shall at all times be such so that the exercise, by the holders of the Series B Preferred Stock and the holders of any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred, of the right to elect one additional director under the circumstances provided above will not contravene any provision of the Corporation's Certificate of Incorporation or by-laws restricting the number of directors which may constitute the entire Board of Directors of the Corporation.

    If at any time when the voting rights conferred upon the Series B Preferred Stock pursuant to this Section I(h)(iii) are exercisable any vacancy in the office of a director elected pursuant to this Section I(h)(iii) shall occur, then such vacancy may be filled only by vote of the holders of record of the outstanding Series B Preferred Stock and any other classes or series of capital stock of the Corporation upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series B Preferred Stock in the election of a director pursuant to this Section I(h)(iii).

            (iv)  So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series B Preferred Stock outstanding at the time, given in person or by proxy (with the Series B Preferred Stock voting separately as a class), (A) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock of the Corporation ranking prior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into, exchangeable or exercisable for, or evidencing the right to purchase, any such shares, or (B) amend, alter or repeal the provisions of the Certificate of Incorporation (including, without limitation, the certificate of powers, designations, preferences and rights of the Series B Preferred Stock (the "Certificate of Designation")), whether by merger or consolidation (an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (B) above, so long as the Series B Preferred Stock remains outstanding or is converted into like securities of the surviving entity, in each case with the terms thereof materially unchanged, taking into account that upon the occurrence of such an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series B Preferred Stock or the holders thereof; and provided, further, that any amendment to the Certificate of Incorporation to authorize any increase in the amount of the authorized Excess Stock, Preferred Stock or Series Common Stock or the creation or issuance of any other series of Preferred Stock or any shares or series of Excess Stock or Series Common Stock, or any increase in the amount of authorized or outstanding shares of Series B Preferred Stock or any other series of Preferred Stock or any shares or series of Excess Stock or Series

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Common Stock, in each case ranking on a parity with or junior to the Series B Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. For purposes of this paragraph, the filing in accordance with applicable law of a certificate of designations setting forth the designations, preferences and relative, participating, optional or other special rights of a class or series of capital stock of the Corporation shall be deemed an amendment to the Certificate of Incorporation.

    The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series B Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust in accordance with the terms of Section I(g)(v) hereof to effect such redemption.

    (i)  Conversion.

            (i)  General.  The Series B Preferred Stock is not convertible prior to the earlier to occur of (A) October 7, 2004 or (B) the first day that dividends on any shares of Series B Preferred Stock shall be in arrears for six or more Dividend Periods, whether or not such Dividend Periods are consecutive (such earlier date, the "Conversion Trigger Date"). On or after the Conversion Trigger Date, subject to the Standstill Periods (as defined in Section I(i)(vi)(2) below) and the terms and provisions of Article Thirteenth of the Corporation's Certificate of Incorporation, shares of Series B Preferred Stock may be converted at the option of the holder thereof (a "Conversion") at the Conversion Ratio (as defined below) into paired shares (the "Paired Shares") of Common Stock and common stock, par value $.10 per share (the "OPCO Common Stock"), of Meditrust Operating Company, a Delaware corporation ("OPCO"), and all dividends accrued but unpaid through and including the Conversion Date (as defined below) (except as provided in Section I(i)(ii) below) shall be payable in cash out of funds legally available for the payment of dividends in connection with such Conversion. Dividends on the shares of Series B Preferred Stock subject to a Conversion shall cease to accrue, and such shares shall cease to be outstanding, on the Conversion Date relating thereto. The Corporation shall make such arrangements as it deems appropriate for the issuance of certificates representing the Paired Shares and for the payment of cash in respect of such accrued and unpaid dividends, if any, and/or cash in lieu of fractional shares, if any, in exchange for and contingent upon surrender of certificates representing the shares of Series B Preferred Stock subject to such Conversion. Amounts payable in cash in respect of the shares of Series B Preferred Stock subject to a Conversion or in respect of the Paired Shares issuable upon conversion of such shares of Series B Preferred Stock shall not bear interest. The shares of Series B Preferred Stock subject to a Conversion shall be canceled (and the Paired Shares issuable upon such conversion shall be deemed issued) on the Conversion Date.

    A Conversion shall be effected by delivering certificates evidencing shares of Series B Preferred Stock, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank, to the office or agency to be maintained by the Corporation for that purpose, and otherwise in accordance with conversion procedures established by the Corporation. The issuance of Paired Shares in connection with a Conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied (the "Conversion Date").

            (ii)  Dividends.  Anything in this Certificate of Designation to the contrary notwithstanding, the holders of record of shares of Series B Preferred Stock at the close of business on a Record Date will be entitled to receive the dividend payable with respect to such shares on the corresponding Dividend Payment Date notwithstanding the Conversion of such shares after such Record Date and on or prior to such Dividend Payment Date or the Corporation's default in the payment of the dividend due on such Dividend Payment Date, in which case the amount payable upon

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Conversion of such shares of Series B Preferred Stock will not include such dividend (and the full amount of the dividend payable for the applicable Dividend Period shall instead be paid on such Dividend Payment Date to the holders of record on such Record Date as aforesaid). Except as provided in this Section I(i)(ii) and except to the extent that accrued and unpaid dividends are payable upon the Conversion pursuant to Section I(i)(i), the Corporation will make no payment or allowance for unpaid dividends, regardless of whether or not in arrears, on shares of Series B Preferred Stock subject to the Conversion.

            (iii)  Fractional Shares.  The Corporation shall not be obligated to deliver to holders of shares of Series B Preferred Stock any fractional Paired Share issuable upon any conversion of such shares of Series B Preferred Stock, but in lieu thereof shall make a cash payment in respect thereof in any manner permitted by law.

            (iv)  Reservation of Paired Shares.  The Corporation shall at all times reserve and keep available out of its authorized and unissued Corporation Common Stock, solely for issuance upon the conversion of Series B Preferred Stock as herein provided, free from any preemptive rights, such number of shares of Corporation Common Stock as shall from time to time be issuable upon the conversion of all the Series B Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Corporation's Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series B Preferred Stock such number of shares of Corporation's Common Stock as shall from time to time be sufficient to effect the conversion of all Series B Preferred Stock then outstanding and convertible into shares of Corporation's Common Stock. The Corporation shall obtain, for the benefit of the holders of shares of Series B Preferred Stock, similar covenants from OPCO with respect to the shares of OPCO Common Stock issuable upon conversion of shares of Series B Preferred Stock. In addition, the Corporation shall use its best efforts to cause the simultaneous issuance of shares of OPCO Common Stock upon such conversion and, in that regard, shall obtain, for the benefit of the holders of shares of Series B Preferred Stock, a covenant from OPCO to issue shares of OPCO Common Stock (as part of the Paired Shares) upon conversion of shares of Series B Preferred Stock in accordance with the terms of this Section I(i); provided, however, that nothing herein contained shall create any obligation on the part of the Corporation (or OPCO) to issue or cause the issuance of Corporation's Common Stock, OPCO Common Stock or Paired Shares to the extent that any such issuance would result in a violation of any of the ownership or transfer restrictions set forth in Article Thirteenth of the Corporation's Certificate of Incorporation or in the Amended and Restated Certificate of Incorporation of OPCO, as such ownership or transfer restrictions may have been modified or waived.

            (v)  Conversion Ratio.  The initial conversion ratio shall be 2,680 Paired Shares to each share of Series B Preferred Stock, which conversion ratio shall be adjusted from time to time pursuant to Section I(i)(vi) below (as so adjusted, the "Conversion Ratio").

            (vi)  Adjustments to Conversion Ratio.

            (1)

Dividends, Distributions, Subdivisions and Combinations.  Upon the issuance of additional Paired Shares as a dividend or other distribution on outstanding Paired Shares, the subdivision of outstanding Paired Shares into a greater number of Paired Shares, or the combination of outstanding Paired Shares into a smaller number of Paired Shares, the Conversion Ratio shall, simultaneously with the happening of such dividend, distribution, subdivision or combination be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the number of Paired Shares outstanding immediately after such event and the denominator of which shall be the number of Paired Shares outstanding immediately prior to such event. An adjustment made pursuant to this Section I(i)(vi)(1) shall be given effect, upon payment of such a

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dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

            (2)

Extraordinary Distributions.  Upon any dividend or other distribution of any evidences of the Corporation's indebtedness, any shares of the Corporation's capital stock (other than Common Stock that is paired with OPCO Common Stock), or any other securities or property (other than cash dividends) to the holders of Paired Shares, the Conversion Ratio shall, simultaneously with the happening of such distribution, be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the Pre-Distribution Trading Value (as defined below) of the Paired Shares and the denominator of which shall be the Post-Distribution Trading Value (as defined below) of the Paired Shares.

    For purposes of this Section I(i)(vi)(2), the "Pre-Distribution Trading Value" of the Paired Shares shall mean the average of the last reported sale price per share of the Paired Shares on the New York Stock Exchange (the "NYSE") over the twenty (20) days on which the NYSE is open and for which trades in the Paired Shares are reported (each, a "Trading Day") immediately preceding the "ex" date with respect to the dividend or distribution requiring such computation (adjusted to take into account any splits, combinations, reclassifications, or other changes in the Paired Shares that occurred during such period); and the "Post-Distribution Trading Value" of the Paired Shares shall mean the average of the last reported sale price per share of the Paired Shares on the NYSE over the twenty (20) Trading Days immediately following the "ex" date with respect to the dividend or distribution requiring such computation (adjusted to take into account any splits, combinations, reclassifications, or other changes in the Paired Shares that occurred during such period). The Series B Preferred Stock shall not be convertible during the twenty (20) Trading Days immediately following the "ex" date with respect to any dividend or distribution that triggers an adjustment to the Conversion Ratio pursuant to this Section I(i)(vi)(2) (the "Standstill Period").

            (3)

Mergers and Consolidations.  If at any time or from time to time there shall be a capital reorganization of the Paired Shares (other than any event described in Section I(i)(vi)(1), Section I(i)(vi)(2) or Section I(i)(vi)(4)) or a merger of the Corporation with, or consolidation of the Corporation into, another corporation or the sale of all of the assets of the Corporation thereof to any other person, then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to receive upon conversion of such holder's shares of Series B Preferred Stock the kind and amount of shares of stock and other securities and property receivable upon such reorganization, merger, consolidation or sale by holders of the number of Paired Shares into which such shares of Series B Preferred Stock could have been converted immediately prior to such reorganization, merger, consolidation or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of Series B Preferred Stock after such reorganization, merger, consolidation or sale to the effect that the provisions of this Section I(i)(vi)(3) shall thereafter be applicable, as nearly as may be practicable, with respect to any shares of stock, securities or property to be deliverable thereafter upon the conversion of the Series B Preferred Stock.

            (4)

Reclassifications.  If the Paired Shares issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock or other securities or property, whether by reclassification or otherwise (other than any event described in Section I(i)(vi)(1) or Section I(i)(vi)(2), or a reorganization, merger, consolidation or sale of assets provided for in Section I(i)(vi)(3)), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to receive upon conversion of such holder's shares of Series B Preferred Stock the kind and amount of shares of stock or other securities or property receivable upon such reclassification or other change by holders of the number of Paired Shares into which such shares of Series B Preferred Stock could have been converted immediately prior to such reclassification or other change. In the event of any such reclassification or change into more

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than one resulting class of stock or other securities, the shares or number or amount of other securities of each such resulting class issuable upon conversion of a share of Series B Preferred Stock shall be in the same proportion, if possible, or if not possible, in substantially the same portion, which the total number of shares or number or amount of other securities of such class resulting from such reclassification or change bears to the total number of shares or number or amount of other securities of all classes resulting from all such reclassifications or changes.

            (vii)  Certificate as to Adjustments.  In each case of an adjustment or readjustment of the Conversion Ratio, the Corporation at its expense will furnish each holder of Series B Preferred Stock with a certificate, signed by the chief financial officer or other authorized officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Ratio at the time in effect, and (3) the number of shares of Paired Shares and/or the amount, if any, of other stock, securities or property which at the time would be received upon the conversion of Series B Preferred Stock.

            (viii)  Status of Converted Shares.  Any shares of Series B Preferred Stock that shall at any time have been converted shall, after such conversion, have the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are thereafter designated as part of a particular series by the Board of Directors of the Corporation.

    (j)  Restrictions on Ownership and Transfer.  In the event that the Corporation shall purchase any shares of Series B Preferred Stock pursuant to Section 7.5 of its by-laws, then the purchase price paid by the Corporation for any such shares of Series B Preferred Stock shall be the price specified in its by-laws plus accrued and unpaid dividends on such shares to the date of purchase.

    The Series B Preferred Stock shall be subject to all of the terms and provisions of Article Thirteenth of the Corporation's Certificate of Incorporation and, without limitation to the foregoing, shall be convertible into Excess Stock on the terms and subject to the conditions, and shall be subject to the limitations on ownership and transfer, set forth in Article Thirteenth of the Corporation's Certificate of Incorporation.

    (k)  Fractional Shares.  Series B Preferred Stock may not be issued in fractional shares.

    If any shares of Series B Preferred Stock are purchased by the Corporation in accordance with Section 7.5 of its by-laws or if any shares of Series B Preferred Stock are converted into Excess Stock and, in either such case, if fewer than all the shares of Series B Preferred Stock evidenced by any stock certificate are so purchased or converted, a new certificate or certificates shall be issued representing the remaining shares of Series B Preferred Stock evidenced by such certificate without cost to the holder thereof.

II.

    The Series B Preferred Stock shall have no preemptive rights.

III.

    If any power, preference or relative, participating, optional and other special right of the Series B Preferred Stock, or qualification or restriction thereof, set forth in the Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, then, to the extent permitted by law, all other powers, preferences and relative, participating, optional and other special rights of the Series B Preferred Stock and qualifications and restrictions thereof set forth in the Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable

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powers, preferences or relative, participating, optional or other special rights of the Series B Preferred Stock or the qualifications or restriction thereof shall remain in full force and effect and shall not be deemed dependent upon any other such powers, preferences or relative, participating, optional or other special right of the Series B Preferred Stock or qualifications or restrictions thereof unless so expressed herein.

    [End of Text]

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    IN WITNESS WHEREOF, the Secretary of the Corporation has hereunto executed this Certificate of Designation the 7th day of October, 1999

By:	/s/ MICHAEL S. BENJAMIN Name: Michael S. Benjamin Title: Secretary

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EXHIBIT B

FORM OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PARENT

    Refer to Annex D at page D-1.

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ANNEX B

    LA QUINTA CORPORATION
2002 STOCK OPTION AND INCENTIVE PLAN

B–(i)

B–(ii)

ANNEX B

LA QUINTA CORPORATION

2002 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS     The name of the plan is the La Quinta Corporation 2002 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of La Quinta Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. This Plan is intended to supersede and replace the Company's 1995 Share Award Plan and the Meditrust Corporation 1995 Share Award Plan (the "1995 Plans"). Notwithstanding the foregoing, nothing in this Plan is intended to abridge, modify or otherwise alter the rights of any person in respect of awards granted under the 1995 Plans.

    The following terms shall be defined as set forth below:

    "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    "Administrator" is defined in Section 2(a).

    "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

    "Board" means the Board of Directors of the Company.

    "Change of Control" is defined in Section 16.

    "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "Committee" means the Compensation Committee of the Board.

    "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

    "Deferred Stock Award" means Awards granted pursuant to Section 7.

    "Dividend Equivalent Right" means Awards granted pursuant to Section 11.

    "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 18.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    "Fair Market Value" of a Paired Share on any given date means the fair market value of a Paired Share determined in good faith by the Administrator; provided, however, that if Paired Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

    "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

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    "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

    "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    "Option" or "Stock Option" means any option to purchase Paired Shares granted pursuant to Section 5.

    "Paired Share" means one share of common stock, par value $0.01 per share, of the Company and one share of Class B common stock, par value $0.01 per share, of La Quinta Properties, Inc. which are paired and trade as one unit.

    "Performance Share Award" means Awards granted pursuant to Section 9.

    "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

    "Restricted Stock Award" means Awards granted pursuant to Section 6.

    "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

    "Unrestricted Stock Award" means any Award granted pursuant to Section 8.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

    (a)  Committee.  The Plan shall be administered by either the Board or the Committee (in either case, the "Administrator").

    (b)  Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

            (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

            (iii)  to determine the number of Paired Shares to be covered by any Award;

            (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards; provided, however, that except as otherwise provided in Section 3(b) or 3(c), the Administrator is not permitted to reduce the exercise price of Stock Options or effect repricing through cancellation and re-grants;

            (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving a Change in Control or the death, disability or termination of employment or service relationship of a grantee;

            (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

            (vii)  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Paired Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the

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Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

            (viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

    All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

    (c)  Delegation of Authority to Grant Awards.  The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

    (d)  Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

    (e)  Binding Determinations.  Any action taken by, or inaction of, the Administrator relating or pursuant to this Plan shall be within the absolute discretion of the Administrator and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

    (f)  Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

SECTION 3.  PAIRED SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

    (a)  Paired Shares Issuable.  The maximum number of Paired Shares reserved and available for issuance under the Plan shall be 9,400,000 Paired Shares ("Available Shares").1 Stock Options with respect to no more than 2,500,000 Paired Shares may be granted to any one individual grantee during any calendar year period and the maximum number of Paired Shares for which Awards other than Stock Options may be granted under the Plan shall not exceed twenty-five percent (25%) of the Available Shares in the aggregate. For purposes of the limitations of this Section 3(a), the number of Paired Shares underlying any Awards (including awards granted pursuant to the Meditrust Corporation Amended and Restated 1995 Share Award Plan and the Meditrust Operating Company Amended and Restated 1995 Share Award Plan) which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Paired Shares or otherwise terminated (other than by exercise) shall be added back to the number of Paired Shares available for issuance under the Plan. Paired Shares available for issuance under the Plan may be authorized but unissued Paired Shares reacquired by the Company and held in its treasury.

1
The number of Available Shares will be reduced by the number of Paired Shares subject to awards granted under the Meditrust Corporation Amended and Restated 1995 Share Award Plan and the Meditrust Operating Company Amended and Restated 1995 Share Award Plan during the fourth quarter of 2001.

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    (b)  Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Paired Shares reserved for issuance under the Plan, including the maximum number of Paired Shares that may be issued in the form other than Stock Options, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of Paired Shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per Paired Share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options and Paired Shares of Restricted Stock automatically granted to Independent Directors, and (vi) the price for each Paired Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. No fractional Paired Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Paired Shares. Neither the Administrator nor the Committee nor the Board may reprice any Option if, as a result of such repricing, the aggregate exercise price of the Option shall have been changed.

    The Administrator may also adjust the number of Paired Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

    (c)  Mergers and Other Transactions.  In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own 80% of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), the Plan and all outstanding Options granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee.

    Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each Paired Share surrendered in the Sale Event, the Company shall have the right, but not the

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obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per Paired Share pursuant to the Sale Event (the "Sale Price") times the number of Paired Shares subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

    (d)  Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.  ELIGIBILITY     Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

    Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

    (a)  Stock Options Granted to Employees and Key Persons.  The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

            (i)  Exercise Price.  The exercise price per Paired Share for a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

            (ii)  Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or

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any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

            (iii)  Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to Paired Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv)  Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Paired Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

        (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

        (B) Through the delivery (or attestation to the ownership) of Paired Shares that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered Paired Shares shall be valued at Fair Market Value on the exercise date;

        (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

        (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Paired Shares shall be paid other than with a promissory note if otherwise required by state law.

Payment instruments will be received subject to collection. The delivery of certificates representing the Paired Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Paired Shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned Paired Shares through the attestation method, the number of Paired Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Paired Shares attested to.

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            (v)  Annual Limit on Incentive Stock Options.  To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Paired Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

    (b)  Reload Options.  At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of Paired Shares in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of a Paired Share on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of Paired Shares equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

    (c)  Stock Options Granted to Independent Directors.

            (i)  Automatic Grant of Options.

        (A) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 2002 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 20,000 Paired Shares.

        (B) On and after the Effective Date, each newly elected Director shall automatically be granted on the fifth day after he first begins to serve as a Director a Non-Qualified Option to acquire 30,000 Paired Shares. Such Option shall be in lieu of the Option granted under (A) above for the initial year of election.

        (C) The exercise price per share for the Paired Shares covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Paired Shares on the date the Stock Option is granted.

        (D) The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

            (ii)  Exercise; Termination.

        (A) An Option granted under Section 5(c) shall be immediately exercisable and shall not expire until ten years from the date of grant.

        (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of Paired Shares to be purchased. Payment of the full purchase price of the Paired Shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to Paired Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

    (d)  Non-transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option

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that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.  RESTRICTED STOCK AWARDS

    (a)  Nature of Restricted Stock Awards.  A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, Paired Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

    (b)  Rights as a Stockholder.  Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(e) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

    (c)  Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

    (d)  Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The vesting period of a Restricted Stock Award shall be at least three years, except that in the case of a Restricted Stock Award that may become freely transferable and no longer subject to a risk of forfeiture upon the attainment of pre-established performance goals, the vesting period shall be at least one year. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 6(c) above.

    (e)  Waiver, Deferral and Reinvestment of Dividends.  The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

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SECTION 7.  DEFERRED STOCK AWARDS

    (a)  Nature of Deferred Stock Awards.  A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of Paired Shares.

    (b)  Election to Receive Deferred Stock Awards in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

    (c)  Rights as a Stockholder.  During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

    (d)  Restrictions.  A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

    (e)  Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.  UNRESTRICTED STOCK AWARDS

    Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive Paired Shares free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9.  PERFORMANCE SHARE AWARDS

    (a)  Nature of Performance Share Awards.  A Performance Share Award is an Award entitling the recipient to acquire Paired Shares upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

    (b)  Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to Paired Shares actually received by the grantee under the Plan and not with respect to Paired Shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of Paired Shares under a

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Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

    (c)  Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

    (d)  Acceleration, Waiver, Etc.  At any time prior to the grantee's termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 10.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES     Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

    (a)  Performance Criteria.  The performance criteria used in performance goals governing Performance- based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, earnings, funds from operations or similar measure calculated on an aggregate or per share basis; (iv) total shareholder return; (v) changes in the market price of the Paired Shares; or (vi) sales or market share.

    (b)  Grant of Performance-based Awards.  With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

    (c)  Payment of Performance-based Awards.  Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award.

    (d)  Maximum Award Payable.  The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,300,000 Paired Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.  DIVIDEND EQUIVALENT RIGHTS

    (a)  Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Paired Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Paired Shares had been

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issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Paired Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or Paired Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

    (b)  Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

    (c)  Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  TAX WITHHOLDING

    (a)  Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and is conditioned on tax obligations being satisfied by the grantee.

    (b)  Payment in Paired Shares.  Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Paired Shares to be issued pursuant to any Award a number of Paired Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Paired Shares owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13.  STATUS CHANGES

    (a) For purposes of the Plan and any Award hereunder, the following events shall not be deemed a termination of employment:

            (i)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

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            (ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

    (b)  Change of Subsidiary Status.  For purposes of the Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such entity who does not continue as an employee of another entity within the Company.

SECTION 14.  AMENDMENTS AND TERMINATION     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as otherwise provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 15.  STATUS OF PLAN     With respect to the portion of any Award that has not been exercised and any payments in cash, Paired Shares or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Paired Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16.  CHANGE OF CONTROL PROVISIONS     Notwithstanding any other provision of this Plan to the contrary, upon the occurrence of either a "Sale Event" as defined in Section 3(c) or a Change of Control as defined in this Section 16:

    (a) As to any or all grantees, (i) each Option shall become fully vested and immediately exercisable, (ii) all shares of Restricted Stock and all Deferred Stock Awards shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the grantee. Notwithstanding the foregoing, the Administrator may override the limitations on acceleration in Sections 3(c) and 16 by express provision in the Award at the time of grant and the grantee agrees and accepts the Award subject to such provision. The Administration may also accord any grantee a right to refuse any acceleration, whether pursuant to the Award or otherwise, in such circumstances as the Administrator may approve.

    (b) "Change of Control" shall mean any of the following:

            (i)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then

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outstanding Paired Shares (the "Outstanding Paired Shares") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (except that an acquisition by virtue of the exercise of a conversion privilege shall not be considered within this clause (A) unless the converted security was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidated, if, following such reorganization, merger or consolidation, the conditions described in both clauses (A) and (B) of paragraph (iii) below are satisfied;

            (ii)  Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii)  Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Transaction"), unless, following such transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Paired Shares and Outstanding Voting Securities immediately prior to such transaction and (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, 20% or more of the Outstanding Paired Shares or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

            (iv)  Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in both clauses (A) and (B) of paragraph (iii) above are satisfied.

SECTION 17.  GENERAL PROVISIONS

    (a)  No Distribution; Compliance with Legal Requirements.  The Administrator may require each person acquiring Paired Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Paired Shares without a view to distribution thereof.

    No Paired Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Paired Shares and Awards as it deems appropriate.

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    (b)  Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

    (c)  Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

    (d)  Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

    (e)  Loans to Grantees.  The Company shall have the authority to make loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue Paired Shares for promissory notes hereunder.

    (f)  Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 18.  EFFECTIVE DATE OF PLAN     This Plan shall become effective upon approval by the Company's stockholders at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Paired Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19.  TERM OF THE PLAN     No Award shall be granted more than ten years after the date of adoption of this Plan by the Board (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Administrator with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

SECTION 20.  GOVERNING LAW     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

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ANNEX C

LA QUINTA CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

    The purpose of the La Quinta Corporation Employee Stock Purchase Plan ("the Plan") is to provide eligible employees of La Quinta Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase paired shares each consisting of one share of the common stock, par value $0.01 per share, of the Company, and one share of class B common stock, par value $0.01 per share, of La Quinta Properties, Inc. which are paired and traded as one unit ("Paired Shares"). Five Hundred Thousand (500,000) Paired Shares in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

    1.  Administration.  The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

    2.  Offerings.  The Company will make one or more offerings to eligible employees to purchase Paired Shares under the Plan ("Offerings"). Unless otherwise determined by the Administrator, the initial Offering will begin on March 1, 2002 and will end on February 28, 2003 (the "Initial Offering"). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each March 1 and will end on the last business day occurring on or before the following February 28 or 29 (as applicable), respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed one year in duration or overlap any other Offering.

    3.  Eligibility.  All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and have completed at least 30 days of employment.

    4.  Participation.  An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will (a) state a whole percentage to be deducted from his Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Paired Shares for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which the Paired Shares purchased for him are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

    5.  Employee Contributions.  Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of ten percent (10%) of his Compensation for each

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pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

    6.  Deduction Changes.  Except as may be determined by the Administrator in advance of an Offering, an employee may not increase or decrease his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established for the Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

    7.  Withdrawal.  An employee may withdraw from participation in any Offering by delivering a written notice of withdrawal to his appropriate payroll location no later than two (2) business days prior to the Exercise Date (as defined below) of such Offering. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Paired Shares purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering and is deemed to have withdrawn from the Plan. The employee may enroll in a subsequent Offering in accordance with Section 4.

    8.  Grant of Options.  On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, (a) a number of Paired Shares determined by dividing such employee's accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of a Paired Share on the first day of the Initial Offering or (ii) 85% of the Fair Market Value of a Paired Share on the Exercise Date, or (b) such other lesser maximum number of Paired Shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. The purchase price for each Paired Share purchased under each Option (the "Option Price") will be 85% of the Fair Market Value of the Paired Share on the Offering Date or the Exercise Date, whichever is less. Each employee's Option shall be exercisable only to the extent of such employee's accumulated payroll deductions on the relevant Exercise Date.

    Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase Paired Shares under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Paired Shares (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

    9.  Exercise of Option and Purchase of Paired Shares.  Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole Paired Shares reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject

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to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering solely by reason of the inability to purchase a fractional Paired Share will be carried forward to the next Offering; any other balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

    10.  Issuance of Certificates.  Certificates representing Paired Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

    11.  Definitions.

    The term "Compensation" means the amount of base pay and commissions, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

    The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

    The term "Fair Market Value of the Paired Shares" on any given date means the fair market value of the Paired Shares determined in good faith by the Administrator; provided, however, that if the Paired Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

    The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

    The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

    12.  Rights on Termination of Employment.  If a participating employee's employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

    13.  Special Rules.  Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of Paired Shares other than by payroll deduction, if the

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payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan. The Administrator may also adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of the number of Paired Shares approved and reserved for use under the Plan, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

    14.  Optionees Not Equityholders.  Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the Paired Shares covered by an Option under the Plan until such Paired Shares have been purchased by and issued to him.

    15.  Rights Not Transferable.  Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    16.  Application of Funds.  All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

    17.  Adjustment in Case of Changes Affecting Paired Shares.  In the event of a subdivision of outstanding Paired Shares or the payment of a dividend in Paired Shares, the number of Paired Shares approved for the Plan and the Paired Share limitation set forth in Section 8 shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Paired Shares, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

    18.  Amendment of the Plan.  The Board may at any time, and from time to time, amend the Plan in any respect, except that without approval by the stockholders within 12 months of such Board action, no amendment shall be made increasing the number of Paired Shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

    19.  Insufficient Paired Shares.  If the total number of Paired Shares that would otherwise be purchased on any Exercise Date plus the number of Paired Shares purchased under previous Offerings under the Plan exceeds the maximum number of Paired Shares issuable under the Plan, the Paired Shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Paired Shares on such Exercise Date.

    20.  Termination of the Plan.  The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

    21.  Governmental Regulations.  The Company's obligation to sell and deliver Paired Shares under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such Paired Shares.

    The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

    22.  Issuance of Paired Shares.  Paired Shares may be issued upon exercise of an Option from authorized but unissued Paired Shares, from Paired Shares held in the treasury of the Company, or from any other proper source.

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    23.  Tax Withholding.  Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including Paired Shares issuable under the Plan.

    24.  Notification Upon Sale of Paired Shares.  Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of Paired Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such Paired Shares were purchased.

    25.  Effective Date and Approval of Stockholders.  The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the Company's stockholders at a meeting of stockholders at which a quorum is present.

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ANNEX D

FORM OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LA QUINTA CORPORATION

    La Quinta Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            1.  The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 23, 1979 (the "Original Certificate of Incorporation") under the name "Santa Anita Operating Company." The name of the Corporation was changed to Meditrust Operating Company on November 5, 1997, by way of amendment to the Original Certificate of Incorporation. The name of the Corporation was subsequently changed to La Quinta Corporation on June 20, 2001, pursuant to the provisions of Section 253 of the Delaware General Corporation Law, as amended from time to time (the "DGCL").

            2.  This Amended and Restated Certificate of Incorporation (the "Certificate") amends, restates and integrates the Corporation's Certificate of Incorporation as heretofore amended and supplemented. The Certificate was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the DGCL, and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the DGCL.

            3.  The text of the Certificate, as amended to date, is hereby amended and restated in its entirety to provide as herein set forth in full:

    FIRST.  Name.  The name of the Corporation is La Quinta Corporation.

    SECOND.  Registered Office.  The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

    THIRD.  Purposes.  The nature of the business or purposes to be conducted or promoted is:

    To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to do all things and exercise all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of Delaware.

    FOURTH.  Capitalization.

    SECTION 1.  Authorization.  The total number of shares of capital stock which the Corporation shall have authority to issue is 531,000,000, of which 500,000,000 shares of the par value of $.01 each are to be a class designated Common Stock, 6,000,000 shares of the par value of $.10 each are to be of a class designated Preferred Stock and 25,000,000 of the par value $.10 each are to be of a class designated Excess Stock.

    SECTION 2.  Preferred Stock.  The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation, or any duly authorized committee thereof, is hereby authorized to fix or authorize the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock and the

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number of shares constituting any such series and the designation thereof, or all or any of them and such other rights specified by the Board of Directors of the Corporation and not prohibited by law.

    SECTION 3.  Common Stock.

    (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

    (b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Certificate of Designation relating to such series).

    (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation in its discretion shall determine.

    (d) Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or Series Common Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

    SECTION 4.  Excess Stock.  The terms and conditions applicable to shares of Excess Stock are set forth in Article Thirteenth hereof.

    FIFTH.  [DELETED].

    SIXTH.  By-laws.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized, without stockholder approval, to make, alter or repeal the by-laws of the Corporation.

    SEVENTH.  Right to Amend Certificate.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

    EIGHTH.  [DELETED].

  NINTH:

Part 1. Vote Required for Certain Business Combinations

            1.1.  Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or any other Article of this Certificate of Incorporation, and except as otherwise expressly provided in Part 2 of this Article Ninth:

            (a)  any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

            (b)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or

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Associate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

            (c)  the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary into stock of the Corporation or any Subsidiary; or

            (d)  the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

            (e)  any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

            shall require the affirmative vote of the holders of at least (a) 80% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote in the election of directors (the "Voting Stock"), and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided, however, that the majority vote requirement of this clause (b) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of combined voting power of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

            1.2.  Definition of "Business Combination." The term "Business Combination" as used in this Article Ninth shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Section 1.1.

Part 2. When Special Vote Requirement Is Not Applicable

    The provisions of Part 1 of this Article Ninth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Certificate of Incorporation, if all of the conditions specified in either of the following Sections 2.1 and 2.2 are met:

            2.1.  Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors.

            2.2.  Price and Procedural Requirements. All of the following conditions shall have been met:

            (a)  The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of

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(i) the highest price paid for any share of Common Stock by any person who is an Interested Stockholder within the two-year period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which such person became an Interested Stockholder, whichever price is the higher; or (ii) the Fair Market Value per share of the Corporation's Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher. The price paid for any share of Common Stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefor, determined at the time of payment thereof.

            (b)  The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received in such Business Combination by holders of securities of the Corporation other than Common Stock shall be at least equal to the higher of (i) if applicable, the highest preferential amount to which the holders of such securities are entitled in the event of any voluntary liquidation, dissolution or winding up of the Corporation, (ii) the highest price paid for any of such securities by any person who is an Interested Stockholder within the two-year period immediately prior to the Announcement Date or in the transaction in which such person became an Interested Stockholder, whichever price is higher, (iii) the Fair Market Value of such securities on the Announcement Date or the Determination Date, whichever is higher, or (iv) if such securities are convertible into or exchangeable for shares of Common Stock, the amount per share of such Common Stock determined pursuant to the foregoing paragraph (a) reduced by any amount payable by the holders of such securities in accordance with the terms of such securities, per share, upon such conversion or exchange, multiplied by the total number of shares of Common Stock into which or for which such securities are convertible or exchangeable.

            (c)  The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same forms the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

            (d)  After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (ii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

            (e)  After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

            (f)  A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such

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Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

Part 3. Certain Definitions

    For the purposes of this Article Ninth:

  3.1.
  A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

  3.2.
  "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

    (a) is the beneficial owner, directly or indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock; or

    (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

    (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

  3.3.
  A person shall be a "beneficial owner" of any Voting Stock:

    (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

    (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

    (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

  3.4.
  For the purposes of determining whether a person is an Interested Stockholder pursuant to Section 3.2, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section 3.3 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

  3.5.
  "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1984.

  3.6.
  "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Section 3.2, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

  3.7.
  "Continuing Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board

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    of Directors of the Corporation prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Continuing Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors of the Corporation.

  3.8.
  "Disinterested Stockholder" means a holder of Voting Stock who is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and whose shares are not deemed owned by an Interested Stockholder through application of Section 3.3.

  3.9.
  "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the Fair Market Value of such securities or property on the date in question as determined by a majority of the Continuing Directors in good faith. If the stock is paired for purposes of trading with that of any other corporation, the Fair Market Value of the paired stock shall be determined pursuant to the pairing or other agreement which provides for the determination of the relative values of the stock of the Corporation and the stock of such other corporation, after determining the Fair Market Value of the paired stock as set forth above.

  3.10.
  In the event of any Business Combination in which the Corporation survives, the phrase "consideration to be received" as used in Sections 2.2(a), (b) and (c) shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Part 4. Directors' Duty to Determine Certain Facts

    The majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purpose of this Article Ninth, on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article Ninth, including (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of Section 2.2 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more; and the good faith determination of a majority of the Continuing Directors shall be conclusive and binding for all purposes of this Article Ninth.

Part 5. No Effect on Fiduciary Obligations of Interested Stockholders

    Nothing contained in this Article Ninth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

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Part 6. Amendment, Repeal, Inconsistent Provisions

    Notwithstanding any other provisions of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Ninth of this Certificate of Incorporation shall require for approval the affirmative vote of at least (a) 80% of the combined voting power of the then outstanding Shares of Voting Stock and (b) a majority of the combined voting power of the then outstanding shares of Voting Stock held by persons who are Disinterested Stockholders, provided that the majority vote requirement of this clause (b) shall not be applicable if the proposal is approved by the affirmative vote of not less than 90% of the combined voting power of the then outstanding shares of Voting Stock.

  TENTH:

    (a) The number of directors shall be as provided in the by-laws. The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, such classes to be as nearly equal in number as possible and to have the number provided in the by-laws. At the annual meeting of stockholders in 1986, Directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and Directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Thereafter at each annual meeting of stockholders, directors shall be chosen for a term of three years to succeed those whose terms then expire and shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. Any vacancy on the Board of Directors of the Corporation, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of all the remaining directors. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors of the class in which the vacancy occurred. Notwithstanding any other provision of this Article, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term of office, the filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and unless the terms of this Certificate of Incorporation expressly provide otherwise, such directorships shall be in addition to the number of directors provided in the by-laws and such directors shall not be classified pursuant to this Article.

    (b) Any action required or permitted to be taken by holders of stock of the Corporation must be taken at a meeting of such holders and may not be taken by consent in writing. The by-laws of the Corporation may be amended by the stockholders only by the affirmative vote of at least 80% of the voting power of the Corporation. Notwithstanding any other provision of law or of this Certificate of Incorporation or the by-laws of the Corporation which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of securities which may be required by law or by this Certificate of Incorporation, any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article Tenth shall require for approval the affirmative vote of at least 80% of the voting power of the Corporation.

  ELEVENTH:

    The Board of Directors of the Corporation shall base the response of this Corporation to any proposed Business Combination on the evaluation by the Board of Directors of the Corporation of

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what is in the best interest of this Corporation. In evaluating what is in the best interest of this Corporation, the Board of Directors of the Corporation shall consider:

    (a) The best interest of the stockholders. For this purpose, the Board of Directors of the Corporation shall consider among other factors, not only the consideration offered in the proposed Business Combination in relation to the then current market price of this Corporation's stock, but also in relation to the then current value of this Corporation in a freely negotiated transaction and in relation to the then current estimate by the Board of Directors of the future value of this Corporation as an independent entity; and

    (b) Such other factors as the Board of Directors of the Corporation determines to be relevant, including, among other factors, the social, legal and economic effects on the communities in which this Corporation and its subsidiaries operate and are located.

  TWELFTH:

    To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as director.

    Any repeal or modification of this Article shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

  THIRTEENTH:

    Section 13.1  Restrictions on Ownership and Transfer of Equity Stock.

    (a) Definitions.  For purposes of this Article Thirteenth and Article Fourteenth the following terms shall have the meanings set forth below:

    "Beneficial Ownership" shall mean, with respect to any Person, ownership of shares of Equity Stock equal to the sum of (i) the shares of Equity Stock directly or indirectly owned by such Person, (ii) the number of shares of Equity Stock treated as owned directly or indirectly by such Person through the application of the constructive ownership rules of Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as modified by Section 856(h)(1)(B) of the Code as if the Corporation were a real estate investment trust (a "REIT") as defined in the Code, and (iii) the number of shares of Equity Stock which such Person is deemed to beneficially own pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that for the purposes of calculating the foregoing, no share shall be counted more than once. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

    "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 13.2(d).

    "Common Stock" shall mean the common stock, par value $.01 per share of the Corporation.

    "Constructive Ownership" shall mean ownership of shares of Equity Stock by a Person who is or would be treated as a direct or indirect owner of such shares of Equity Stock through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

    "Equity Stock" shall mean the Common Stock, par value $.01 per share, and the Preferred Stock, par value $.10 per share of the Corporation.

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    "Look-Through Entity" shall mean a Person that is either (i) a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code as modified by Section 856(h)(3) of the Code as if the Corporation were a REIT or (ii) registered under the Investment Company Act of 1940.

    "Look-Through Ownership Limit" shall mean, with respect to a class or series of Equity Stock, 9.9% of the number of outstanding shares of such Equity Stock.

    "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Equity Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors of the Corporation making a market in the shares of Equity Stock. In the case of Equity Stock that is paired, "Market Price" shall mean the "Market Price" for paired shares multiplied by a fraction (expressed as a percentage) determined by dividing the value for such Equity Stock most recently determined under Section 14.2(c) by the value of a paired share most recently determined under Section 14.2(c) (the "Valuation Percentage").

    "Non-Transfer Event" shall mean an event (other than a purported Transfer) that would (a) cause any Person (other than a Look-Through Entity) to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, (b) cause any Look-Through Entity to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, (c) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (d) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT, or (e) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT. Non-Transfer Events include but are not limited to (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for shares of Equity Stock that results in changes in Beneficial Ownership or Constructive Ownership of shares of Equity Stock.

    "Ownership Limit" shall mean, with respect to any class or series of Equity Stock, 9.9% of the number of outstanding shares of such class or series of Equity Stock. For purposes of computing the percentage of shares of any class or series of Equity Stock of the Corporation that is Beneficially Owned by any Person, any shares of Equity Stock of the Corporation which are deemed to be Beneficially Owned by such Person pursuant to Rule 13d-3 of the Exchange Act but which are not outstanding shall be deemed to be outstanding.

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    "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 13.2(h).

    "Person" shall mean (a) an individual or any corporation, partnership, estate, trust, association, private foundation, joint stock company, limited liability company or any other entity and (b) a "group" as that term is defined for purposes of Rule 13d-5 of the Exchange Act.

    "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from being or becoming the owner of record title to shares of Equity Stock by the provisions of Section 13.2(a).

    "Realty" shall mean La Quinta Properties, Inc. a Delaware corporation.

    "Realty Common Stock" shall mean the Class A Common Stock, par value $.01 per share, and the Class B Common Stock, par value $.01 per share, of Realty.

    "Realty Equity Stock" shall mean Realty Common Stock and preferred stock of any designation, par value $.10 per share of Realty.

    "Restriction Termination Date" shall mean the first day on which the Board of Directors of Realty determines that it is no longer in the best interests of Realty to attempt to, or continue to, qualify under the Code as a REIT.

    "Trading Day" shall mean a day on which the principal national securities exchange on which shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if shares of Equity Stock are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

    "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

    "Trust" shall mean any separate trust created and administered in accordance with the terms of Section 13.2, for the exclusive benefit of any Beneficiary.

    "Trustee" shall mean any Person or entity unaffiliated with both the Corporation and any Prohibited Owner designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof. The Trustee shall be designated by the Corporation and Realty in accordance with Article Fourteenth.

    (b) Restriction on Ownership and Transfer.

            (i)  Except as provided in Section 13.1(d), until the Restriction Termination Date, (i) no Person (other than a Look-Through Entity) shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Ownership Limit and no Look-Through Entity shall Beneficially Own or Constructively Own outstanding shares of Equity Stock in excess of the Look-Through Ownership Limit, (ii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Person (other than a Look-Through Entity) Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock, and (iii) any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in any Look-Through Entity Beneficially Owning or Constructively Owning shares of Equity Stock in excess of the Look-Through

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Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Look-Through Entity in excess of the Look-Through Ownership Limit and the intended transferee shall acquire no rights in such shares of Equity Stock.

            (ii)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code if the Corporation were a REIT shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT, and the intended transferee shall acquire no rights in such shares of Equity Stock.

            (iii)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) of shares of Equity Stock that, if effective, would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or any direct or indirect subsidiary (whether a corporation, partnership, limited liability company or other entity) of the Corporation (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, shall be void ab initio as to the Transfer of that number of shares of Equity Stock that would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, and the intended transferee shall acquire no rights in such shares of Equity Stock.

            (iv)  Until the Restriction Termination Date, any Transfer (whether or not the result of a transaction entered into through the facilities of the New York Stock Exchange) that, if effective, would result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT shall be void ab initio and the intended transferee shall acquire no rights in such shares of Equity Stock.

    (c) Owners Required to Provide Information.  Until the Restriction Termination Date:

            (i)  Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code as if the Corporation were a REIT, of the outstanding shares of any class or series of Equity Stock of the Corporation shall, within 30 days after January 1 of each year, provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request to ensure compliance with the restrictions in this Section 13.1.

            (ii)  Each Person who is a Beneficial Owner or Constructive Owner of shares of Equity Stock and each Person (including the stockholder of record) who is holding shares of Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation a written statement or affidavit stating such information as the Corporation may request in order to determine the Corporation's status as a REIT (as if the Corporation were a REIT) and to ensure compliance with the Ownership Limit or the Look-Through Ownership Limit, as the case may be.

    (d) Exception.  The Board of Directors of the Corporation, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in subsections (b)(ii) through (iv) of this Section 13.1 would not be violated, may exempt a

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Person from the Ownership Limit or Look-Through Ownership Limit, provided that (A) the Board of Directors of the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of shares of Equity Stock will (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in the real property of a tenant of the Corporation or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT and (B) such Person agrees in writing that any violation or attempted violation of the Ownership Limit or Look-Through Ownership Limit will result in the conversion of such shares into shares of Excess Stock pursuant to Section 13.2(a).

    (e) New York Stock Exchange Transactions.  Notwithstanding any provision contained herein to the contrary, nothing in this Certificate of Incorporation shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

    Section 13.2.  Excess Stock.

    (a)  Conversion into Excess Stock.

            (i)  If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than a Look-Through Entity) would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or such that any Person that is a Look-Through Entity would either Beneficially Own or Constructively Own shares of Equity Stock in excess of the Look-Through Ownership Limit, then, (i) except as otherwise provided in Section 13.1(d), the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (ii) such number of shares of Equity Stock in excess of the Ownership Limit or the Look-Through Ownership Limit, as the case may be, (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (iii) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (ii)  If, notwithstanding the other provisions contained in this Article Thirteenth, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (iii) cause the Corporation to Constructively Own 10% or more of the ownership interest in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, then (x) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Equity Stock with respect

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to which such Non-Transfer Event occurred, shall be deemed to be a Prohibited Owner and shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of capital stock of the Corporation being beneficially owned (within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT) by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code as if the Corporation were a REIT, (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code as if the Corporation were a REIT or (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property within the meaning of Section 856(d)(2)(B) of the Code as if the Corporation were a REIT, (y) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Excess Stock and transferred to a Trust in accordance with Section 13.2(d) and (z) the Prohibited Owner shall submit such number of shares of Equity Stock to the Corporation for registration in the name of the Trustee of the Trust. Such conversion into Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (iii)  Upon the occurrence of such a conversion of shares of any class or series of Equity Stock into an equal number of shares of Excess Stock, such shares of Equity Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of the particular class or series of Equity Stock from which such Excess Stock was converted and may be reissued by the Corporation as that particular class or series of Equity Stock.

            (iv)  Upon the conversion into Excess Shares (pursuant to the Certificate of Incorporation of Realty) of any shares of any class or series of Realty stock that are paired with a class or series of shares of Equity Stock, pursuant to Article Fourteenth, such shares of Equity Stock shall likewise be converted into an equal number of shares of Excess Stock and be paired with such converted shares of Realty, pursuant to Article Fourteenth.

    (b)  Remedies for Breach.  If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 13.1(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 13.1(b), the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

    (c)  Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 13.1(b), or any Person who owns shares of Equity Stock that were converted into shares of Excess Stock and transferred to a Trust pursuant to subsections (a) and (d) of this Section 13.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non- Transfer Event, as the case may be, on the Corporation's status as a REIT (determined as if the Corporation were a REIT).

    (d)  Ownership in Trust.  Upon any Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 13.2(a), such Excess Stock shall be automatically transferred to a Trust to be held for the exclusive benefit of the Beneficiary. The Corporation and Realty shall name a Beneficiary for each Trust. Any conversion of shares of Equity Stock into shares of Excess Stock and transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer or Non-Transfer Event that results in the conversion. Shares of Excess Stock so held in trust shall remain issued and outstanding shares of stock of the Corporation.

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    (e)  Dividend Rights.  Each share of Excess Stock shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Corporation as shares of the class or series of Equity Stock from which such Excess Stock was converted. The Trustee, as record holder of the shares of Excess Stock, shall be entitled to receive all dividends and distributions and shall hold all such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such shares of Excess Stock shall repay to the Trust the amount of any dividends or distributions received by it (i) that are attributable to any shares of Equity Stock that have been converted into shares of Excess Stock and (ii) the record date of which was on or after the date that such shares were converted into shares of Excess Stock. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of this Article Thirteenth, would Constructively Own or Beneficially Own the shares of Equity Stock that were converted into shares of Excess Stock; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

    (f)  Rights upon Liquidation.  In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Equity Stock of the same class or series from which the Equity Stock was converted, that portion of the assets of the Corporation that is available for distribution to the holders of such class or series of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of the shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of Equity Stock that is paired, shall equal the price per paired share multiplied by the most recent Valuation Percentage) and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of the shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

    (g)  Voting Rights.  Each share of Excess Stock shall entitle the holder to the number of votes the holder would have, if such share of Excess Stock was a share of Equity Stock of the same class or series from which such Excess Stock was converted, on all matters submitted to a vote at any meeting of stockholders. The holders of shares of Excess Stock converted from the same class or series of Equity Stock shall vote together with the holders of such Equity Stock as a single class on all such matters. The Trustee, as record holder of the Excess Stock, shall be entitled to vote all shares of Excess Stock. Any vote by a Prohibited Owner as a purported holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock have been converted into shares of Excess Stock shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such shares of Excess Stock, and the Prohibited Owner shall be deemed to have given, as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event that results in the conversion of the shares of Equity Stock into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2, an irrevocable proxy to the Trustee to vote the shares of Excess Stock in the manner in which the Trustee, in its sole and absolute discretion, desires.

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    (h)  Designation of Permitted Transferee.

            (i)  The Trustee shall have the exclusive and absolute right to designate one or more Permitted Transferees of any and all shares of Excess Stock if the Corporation fails to exercise its option with respect to such shares pursuant to Section 13.2(j) hereof within the time period set forth therein. As soon as practicable, but in an orderly fashion so as not to materially adversely affect the Market Price of the shares of Excess Stock, the Trustee shall designate any one or more Persons as Permitted Transferees; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the shares of Excess Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (ii) the Permitted Transferee so designated may acquire such shares of Excess Stock without violating any of the restrictions set forth in Section 13.1(b) and without such acquisition resulting in the conversion of the shares of Equity Stock so acquired into shares of Excess Stock and the transfer of such shares to a Trust pursuant to subsections (a) and (d) of this Section 13.2.

            (ii)  Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 13.2(h), the Trustee shall cause to be transferred to the Permitted Transferee that number of shares of Excess Stock acquired by the Permitted Transferee. Upon such transfer of the shares of Excess Stock to the Permitted Transferee, such shares of Excess Stock shall be automatically converted into an equal number of shares of Equity Stock of the same class and series from which such Excess Stock was converted. Upon the occurrence of such a conversion of shares of Excess Stock into an equal number of shares of Equity Stock, such shares of Excess Stock shall be automatically retired and canceled, without any action required by the Board of Directors of the Corporation, and shall thereupon be restored to the status of authorized but unissued shares of Excess Stock and may be reissued by the Corporation as Excess Stock.

            (iii)  The Trustee shall (i) cause to be recorded on the stock transfer books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, and (ii) distribute to the Beneficiary any and all amounts held with respect to the shares of Excess Stock after making payment to the Prohibited Owner pursuant to Section 13.2(i).

            (iv)  If the Transfer of shares of Excess Stock to a purported Permitted Transferee shall violate any of the transfer restrictions set forth in Section 13.1(b), such Transfer shall be void ab initio as to that number of shares of Excess Stock that cause the violation of any such restriction when such shares are converted into shares of Equity Stock (as described in subsection (h)(ii) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such shares of Excess Stock or Equity Stock. Such shares of Equity Stock shall be automatically reconverted into Excess Stock and transferred to the Trust from which they were originally Transferred. Such conversion and transfer to the Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Article Thirteenth shall apply to such shares, including, without limitation, the provisions of subsections (h) through (j) of this Section 13.2 with respect to any future Transfer of such shares by the Trust.

    (i)  Compensation to Record Holder of Shares of Equity Stock that are Converted into Shares of Excess Stock.  Any Prohibited Owner shall be entitled (following discovery of the shares of Excess Stock and subsequent designation of the Permitted Transferee in accordance with Section 13.2(h) or following the acceptance of the offer to purchase such shares in accordance with Section 13.2(j) to receive from the Trustee following the sale or other disposition of such shares of Excess Stock the lesser of (i)(a) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the conversion of such shares into shares of Excess Stock, the price per share, if any, such Prohibited Owner paid for the shares of Equity Stock (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) and (b) in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such

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shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the conversion of such shares into shares of Excess Stock, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer or (ii) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) received by the Trustee from the sale or other disposition of such shares of Excess Stock in accordance with this Section 13.2(i) or Section 13.2(j). Any amounts received by the Trustee in respect of such shares of Excess Stock and in excess of such amounts to be paid the Prohibited Owner pursuant to this Section 13.2(i) shall be distributed to the Beneficiary in accordance with the provisions of Section 13.2(h). Each Beneficiary and Prohibited Owner shall waive any and all claims that it may have against the Trustee and the Trust arising out of the disposition of shares of Excess Stock, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 13.2 by, such Trustee or the Corporation.

    (j)  Purchase Right in Excess Stock.  Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation or its designee, at a price per share equal to the lesser of (i) the price per share (which, in the case of paired Excess Stock, shall be determined based on the Valuation Percentage) in the transaction that created such shares of Excess Stock (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) or (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of 90 days following the later of (a) the date of the Non-Transfer Event or purported Transfer which results in such shares of Excess Stock or (b) the date on which the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in shares of Excess Stock previously has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 13.2(c).

    Section 13.3.  Remedies Not Limited.  Nothing contained in this Article Thirteenth shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Realty's status as a REIT and to ensure compliance with the requirements of Article Fourteenth and Section 13.1.

    Section 13.4.  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article Thirteenth, including any definition contained in Section 13.1(a), the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Article Thirteenth with respect to any situation based on the facts known to it.

    Section 13.5.  Legend.  Each certificate for shares of Equity Stock shall bear the following legend:

    "The shares of La Quinta Properties, Inc. and La Quinta Corporation represented by this combined certificate are subject to restrictions in the respective Certificates of Incorporation of each company which prohibit (a) any Person (other than a Look-Through Entity) (as such terms are defined in the respective Certificates of Incorporation of each company) from Beneficially Owning or Constructively Owning (as these terms are defined in the respective Certificates of Incorporation of each company) in excess of 9.9% of the number of outstanding shares of any class or series of Equity Stock (as that term is defined in the respective Certificates of Incorporation of each company), (b) any Look-Through Entity from Beneficially Owning or Constructively Owning in excess of 9.9% of the number of outstanding shares of any class or series of Equity Stock, (c) any Person from acquiring or maintaining any ownership interest in the stock of either company that is inconsistent with (i) the requirements of the Internal Revenue Code of 1986, as amended, pertaining to real estate investment trusts or (ii) Article Thirteenth of the respective Certificates of Incorporation of each company and (d) any transfer of shares of any class or series of Equity Stock of either company that are paired pursuant to Article Fourteenth of the respective Certificates of Incorporation of each company, except in combination with an equal number of shares of the other company in accordance with the respective Certificates of Incorporation of each company, copies of which are on file with the transfer agent

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named on the face hereof, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions.

    La Quinta Properties, Inc. and La Quinta Corporation will furnish without charge to each stockholder who so requests a copy of the relevant provisions of the respective Certificates of Incorporation of each company, and a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that each company is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of either company or to the transfer agent named on the face hereof."

    Section 13.6.  Severability.  Each provision of this Article Thirteenth shall be severable and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

  FOURTEENTH:

    Section 14.1  Transfer of Shares.  Until the restrictions and limitations set forth in this Article Fourteenth shall have been terminated in the manner hereinafter provided:

    (a) Except as provided herein, no shares of Common Stock shall be transferable, and they shall not be transferred on the books of the Corporation, unless (i) a simultaneous transfer is made by the same transferor to the same transferee, or (ii) such transferor has previously arranged with Realty for the transfer to the transferee, of the same number of shares of Class B Common Stock, except that the Corporation may transfer Equity Stock acquired by it from Realty to a person to whom Realty simultaneously issues the same number of Equity Stock.

    (b) Each certificate evidencing ownership of shares of Class B Common Stock shall be deemed to evidence, in addition, the same number of shares of Common Stock.

    (c) Notwithstanding the foregoing, any shares of Equity Stock issued after the date of the filing of this Certificate, which are issued on an unpaired basis by the Corporation pursuant to the terms of Section 14.7 of this Certificate, may be transferred without compliance with Section 14.1(a) and may be evidenced solely by a certificate which is not deemed to evidence a like number of shares of Class B Common Stock as required by Section 14.1(b).

    Section 14.2  Issuance of Shares.  Until such time as the pairing of the outstanding shares of Common Stock and the outstanding shares of Class B Common Stock in accordance with this Article Fourteenth (the "Pairing" and each paired share a "Paired Share") shall have been terminated in the manner herein provided:

    (a) Except as provided herein, the Corporation shall not issue or agree to issue any shares of Equity Stock to any person except Realty unless effective provision has been made for the simultaneous issuance or transfer to the same person of the same number of shares of Class B Common Stock and for the pairing of such shares of the Corporation and Realty and unless the Corporation and Realty have agreed on the manner and basis of allocating the consideration to be received upon such issuance between the Corporation and Realty or, if allocation of such consideration between them is not practicable, on the payment by one company to the other of cash or other consideration in lieu thereof. Any such allocation or payment shall be based on the respective fair market values of the Equity Stock and Class B Common Stock.

    (b) As desired from time to time, but not less often than once each calendar year, the Corporation and Realty shall jointly arrange for the determination of the fair market value as of a date specified by the Corporation and Realty (the "valuation date") of the Common Stock outstanding on the valuation date. The amount so determined (the "fair market value of the Common Stock") shall thereafter be used in all calculations pursuant to this Section 14.2 until a new determination is made.

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The fair market value of each share of Class B Common Stock shall be determined by subtracting the fair market value of one share of the Common Stock from the average of the closing sale prices of a Paired Share over the principal exchange on which the Paired Shares are listed, or if not listed, then the average of the last bid prices in the over-the-counter market during the ten business days prior to any date of determination of the fair market value of the Class B Common Stock.

    Section 14.3.  Stock Certificates; Transfer Agents and Registrars.  Until such time as the Pairing shall have been terminated in the manner herein provided, except in the case of shares of Equity Stock issued to Realty or Equity Stock issued pursuant to Section 14.7, each certificate which is issued evidencing shares of Common Stock shall be printed "back-to-back" with a certificate evidencing the same number of Class B Common Stock, shall bear a conspicuous legend (on the face thereof) referring to the restrictions on the transfer of the shares evidenced thereby contained in the by-laws of the Corporation, and shall be in a form which satisfies the requirements of the laws of Delaware and which has been approved by the Board of Directors of the Corporation.

    Section 14.4.  Stock Dividends, Reclassifications, etc.  Until such time as the Pairing shall have been terminated in the manner herein provided, the Corporation shall not declare or pay any stock dividend consisting in whole or in part of Equity Stock, issue any rights or warrants to purchase any shares of Equity Stock, or subdivide, combine or otherwise reclassify the shares of Equity Stock, unless Realty simultaneously takes the same or equivalent action with respect to the Realty Equity Stock, to the end that the outstanding Equity Stock and the outstanding shares of Realty Equity Stock will at all times be effectively paired on a one-for-one basis as contemplated herein.

    Section 14.5.  Shares in Excess of the Ownership Limit or in Violation of the Transfer Restrictions; Designation of Trustee and Beneficiaries.  Until such time as the Board of Directors of the Corporation determines that it is no longer in the best interest of the Corporation to cooperate with Realty to qualify under the Code as a REIT:

    (a) Upon the conversion of a share of any class or series of Equity Stock of the Corporation into a share of Excess Stock of the Corporation in accordance with the provisions of Article Thirteenth, if such share of Equity Stock was paired prior to its conversion into Excess Stock, the corresponding paired share of that same class or series of Equity Stock of Realty shall be simultaneously converted into a share of Excess Stock of Realty; such shares of Excess Stock of Realty and the Corporation shall be paired and shall be simultaneously transferred to a Trust.

    (b) Upon the conversion of a share of Excess Stock of the Corporation into a share of Equity Stock of the Corporation of the same class or series from which such Excess Stock was converted in accordance with the provisions of Article Thirteenth, if such share of Excess Stock was paired prior to its conversion from Equity Stock into Excess Stock, the corresponding paired share of Excess Stock of Realty shall be simultaneously converted into a share of Equity Stock of Realty of the same class or series from which such Excess Stock was converted and such shares of Equity Stock shall be paired.

    (c) With respect to an offer made by a Trust pursuant to Article Thirteenth to the Corporation to purchase shares of Excess Stock from a Trust pursuant to Article Thirteenth, in the case of shares of Excess Stock that are paired, the Corporation shall accept such offer with respect to its shares of Excess Stock without the agreement of Realty to accept such offer with respect to the corresponding paired shares of its Excess Stock.

    (d) The Trustee of each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Realty.

    (e) The Beneficiary with respect to each Trust shall be designated by mutual agreement of the Board of Directors of the Corporation and the Board of Directors of Realty.

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    (f)  At such time that the Board of Directors of Realty no longer deems it in the best interests of Realty to attempt to, or continue to, qualify under the Code as a REIT, the Ownership Limit and the Transfer Restrictions shall cease to have effect, as provided in Article Thirteenth.

    Section 14.7.  Unpaired Shares.

    (a) Shares of capital stock of any class or series other than Common Stock, irrespective of whether such shares are convertible into Paired Shares, may be issued by the Corporation to any person without effective provision for the simultaneous issuance or transfer to the same person of the same number of shares of that same class or series of capital stock of Realty and without effective provision for the pairing of such shares of capital stock of the Corporation and Realty, as the Board of Directors of the Corporation shall in its sole discretion determine (any such shares of capital stock of any class or series issued by the Corporation pursuant to this Section 14.7 are referred to herein as "Unpaired Shares").

    (b) Unpaired Shares may be transferred on the books of the Corporation without a simultaneous transfer to the same transferee of any shares of any other class or series of capital stock of Realty.

    Section 14.8.  Merger, Sale of Assets, etc.  Until such time as the Pairing shall have been terminated in the manner provided herein, the Corporation will not be a party to any merger, consolidation, sale of assets, liquidation or other form or reorganization pursuant to which shares of Common Stock are converted, redeemed, exchanged or otherwise changed unless Realty is also a party to such transaction.

    Section 14.9.  Waiver and Termination.  The Board of Directors of the Corporation is hereby authorized to waive, or repeal or make inapplicable the restrictions and limitations set forth in this Article Fourteenth in its entirety or in any provision of this Article Fourteenth.

    Section 14.10.  Severability.  Each provision of this Article Fourteenth shall be severable and in adverse determination as to any provision shall in no way affect the validity of any other provision.

    [End of Text]

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    I,                    of the Corporation, for the purpose of amending and restating the Corporation's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, do execute this certificate, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this  day of      , 2001.

By:	Name: Title:

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QuickLinks

LA QUINTA CORPORATION LA QUINTA PROPERTIES, INC. 909 HIDDEN RIDGE, SUITE 600 IRVING, TEXAS 75038 • , 2001
LA QUINTA PROPERTIES, INC. 909 Hidden Ridge, Suite 600 Irving, Texas 75038 (214) 492-6600
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON • , 2002
LA QUINTA CORPORATION 909 Hidden Ridge, Suite 600 Irving, Texas 75038 (214) 492-6600
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON • , 2002
ADDITIONAL INFORMATION
The La Quinta Companies Attn: Investor Relations 909 Hidden Ridge, Suite 600 Irving, TX 75038 (877) 777-6560
QUESTIONS AND ANSWERS ABOUT THE RESTRUCTURING
SUMMARY
SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
La Quinta Corporation and La Quinta Properties
La Quinta Properties
LA QUINTA PROPERTIES, INC. AND LA QUINTA CORPORATION SELECTED HISTORICAL COMBINED FINANCIAL DATA
LA QUINTA PROPERTIES, INC. SUMMARY SELECTED CONSOLIDATED FINANCIAL DATA
LA QUINTA CORPORATION SUMMARY SELECTED CONSOLIDATED FINANCIAL DATA
STRUCTURE OF THE TRANSACTION
Current Structure
Post-Restructuring Structure
RISK FACTORS
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT
RECENT DEVELOPMENTS
THE SPECIAL MEETINGS OF LA QUINTA STOCKHOLDERS
THE COMPANIES
PROPOSAL 1—TO ADOPT THE MERGER AGREEMENT PURSUANT TO WHICH THE RESTRUCTURING WILL BE IMPLEMENTED
THE MERGER AGREEMENT
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET (Unaudited)
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET As of June 30, 2001 (Unaudited)
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (Unaudited)
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
LA QUINTA CORPORATION AND LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000 (Unaudited)
LA QUINTA PROPERTIES, INC. PRO FORMA CONSOLIDATED BALANCE SHEET June 30, 2001 (Unaudited)
LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2001 (Unaudited)
LA QUINTA PROPERTIES, INC. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (Unaudited)
LA QUINTA PROPERTIES, INC. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
LA QUINTA PROPERTIES, INC. NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000 (Unaudited)
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING AND MERGER
OTHER PROPOSALS
New Plan Benefits
MANAGEMENT OF LA QUINTA FOLLOWING THE RESTRUCTURING
LQ Properties Summary Compensation Table
LQ Properties Option Grants Table
Option Grants in Last Fiscal Year for LQ Properties
LQ Properties Option Exercises and Year-End Value Table
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values for LQ Properties
LQ Corporation Summary Compensation Table
LQ Corporation Option Grants Table
Option Grants in Last Fiscal Year for LQ Corporation
LQ Corporation Option Exercises and Year-End Value Table
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values for LQ Corporation
DESCRIPTION OF LQ PROPERTIES CAPITAL STOCK
DESCRIPTION OF LQ CORPORATION CAPITAL STOCK
COMPARISON OF RIGHTS OF HOLDERS OF LQ PROPERTIES COMMON STOCK AND HOLDERS OF LQ PROPERTIES CLASS B COMMON STOCK
PROPOSALS FOR THE NEXT ANNUAL MEETINGS
LEGAL MATTERS
EXPERTS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
INFORMATION INCORPORATED BY REFERENCE
ANNEX A
AGREEMENT AND PLAN OF MERGER
TABLE OF CONTENTS
Exhibits
AGREEMENT AND PLAN OF MERGER
RECITALS
ARTICLE I THE MERGER
ARTICLE II DIRECTORS, COMMITTEES AND OFFICERS OF THE SURVIVING CORPORATION
ARTICLE III EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS
ARTICLE IV PAYMENT FOR SHARES; EXCHANGE OF CERTIFICATES
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERSUB
ARTICLE VII CONDUCT OF BUSINESS COVENANTS
ARTICLE VIII ADDITIONAL AGREEMENTS
ARTICLE IX CONDITIONS TO THE MERGER
ARTICLE X TERMINATION, AMENDMENT AND WAIVER
ARTICLE XI GENERAL PROVISIONS
FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF LA QUINTA PROPERTIES, INC.
MEDITRUST CORPORATION CERTIFICATE OF THE POWERS, DESIGNATIONS PREFERENCES AND RIGHTS OF THE 9% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK PAR VALUE $.10 PER SHARE LIQUIDATION VALUE $250 PER SHARE
I.
II.
III.
MEDITRUST CORPORATION CERTIFICATE OF THE POWERS, DESIGNATIONS PREFERENCES AND RIGHTS OF THE 9% SERIES B CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED STOCK PAR VALUE $.10 PER SHARE LIQUIDATION VALUE $25,000 PER SHARE
I.
II.
III.
FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PARENT
Table of Contents
LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN
LA QUINTA CORPORATION EMPLOYEE STOCK PURCHASE PLAN
FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF LA QUINTA CORPORATION